File No. 2-86008
                                                                        811-3828




    As filed with the Securities and Exchange Commission on January __, 1997


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]


                  Pre-Effective Amendment No. __                            [ ]

                  Post-Effective Amendment No.  30                          [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                  Amendment No.  29                                         [X]

--------------------------------------------------------------------------------

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

--------------------------------------------------------------------------------

                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

        It is proposed that this filing will become effective (check the appropriate box).


[X]  immediately upon filing pursuant to paragraph (b) of rule 485

[ ]  on ____(date)______ pursuant to paragraph (b) of rule 485


[ ]  60 days after filing pursuant to paragraph (a)(i) of rule 485

[ ]  on (date) pursuant to paragraph (a)(i) of rule 485

[ ]  75 days after filing pursuant to paragraph (a)(ii) of rule 485

[ ]  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice was filed by Registrant for its fiscal year ended September 30, 1996 on November 26, 1996.


                                                                File No. 2-86008

                              CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 30


                                                      Pursuant to Rule 481(a)
       Item in Part A of Form N-1A                    Location in Prospectus
       ---------------------------                    ----------------------

1.     Cover Page                                     Cover Page

2.     Synopsis                                       Summary of Series Expenses

3.     Condensed Financial Information                Financial Highlights

4.     General Description of Registrant              Cover Page; Organization and Capitalization

5.     Management of the Fund                         Management Services

5a.    Management's Discussion of Fund                Management Services
       Performance

6.     Capital Stock and Other Securities             Organization and Capitalization

7.     Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares; Administration,
                                                      Shareholder Services and Distribution Plan

8.     Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege; Further
                                                      Information About Transactions In The Funds

9.     Pending Legal Proceedings                      Not Applicable

Item in Part B of Form N-1A                           Location in Statement of Additional Information
---------------------------                           -----------------------------------------------
10.    Cover Page                                     Cover Page

11.    Table Of Contents                              Table Of Contents

12.    General Information and History                Investment Objectives, Policies and Risks; General Information; Appendix C

13.    Investment Objectives and Policies             Investment Objectives, Policies And Risks;  Investment Limitations

14.    Management of the Fund                         Directors and Officers; Management And Expenses

15.    Control Persons and Principal                  Directors and Officers
       Holders of Securities

16.    Investment Advisory and Other Services         Management And Expenses; Distribution Services

17.    Brokerage Allocations                          Administration, Shareholder Services and Distribution Plan;
       Portfolio Transactions

18.    Capital Stock and Other Securities             General Information

19.    Purchase, Redemption and Pricing of            Purchase and Redemption of Fund Shares; Valuation
       Securities Being Offered

20.    Tax Status                                     Taxes; Appendix B

21.    Underwriters                                   Distribution Services

22.    Calculation of Performance Data                Performance Information

23.    Financial Statements                           Financial Statements

================================================================================
                                   PROSPECTUS

                             SELIGMAN MUNICIPAL FUND
                                  SERIES, INC.

                               SELIGMAN MUNICIPAL
                                  SERIES TRUST

                               SELIGMAN NEW JERSEY
                              MUNICIPAL FUND, INC.

                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES





                                February 1, 1997


================================================================================
                                 Seeking Income
                          Free From Regular Income Tax



SELIGMAN MUNICIPAL FUND
SERIES, INC.

SELIGMAN MUNICIPAL
SERIES TRUST

SELIGMAN NEW JERSEY
MUNICIPAL FUND, INC.

SELIGMAN PENNSYLVANIA
MUNICIPAL FUND SERIES
================================================================================


100 Park Avenue
New York, NY 10017


Table of Contents

                                             Page
Summary of Series Expenses .................    3

Financial Highlights .......................   10
Alternative Distribution System ............   18
Investment Objectives and Policies .........   19
Management Services ........................   27
Purchase of Shares .........................   29
Telephone Transactions .....................   33
Redemption of Shares .......................   34
Administration, Shareholder Services
   and Distribution Plans ..................   37
Exchange Privilege .........................   38
Further Information about
   Transactions in the Funds ...............   39
Dividends and Distributions ................   40
Taxes ......................................   40
Shareholder Information ....................   51
Advertising a Series' Performance ..........   52
Organization and Capitalization ............   53


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND.

MUNI-1 2/97

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
National Municipal Series, Colorado Municipal Series, Georgia Municipal Series,
      Louisiana Municipal Series, Maryland Municipal Series, Massachusetts
        Municipal Series, Michigan Municipal Series, Minnesota Municipal
         Series, Missouri Municipal Series, New York Municipal Series,
               Ohio Municipal Series, Oregon Municipal Series and
                        South Carolina Municipal Series

                         SELIGMAN MUNICIPAL SERIES TRUST
  California Municipal High-Yield Series, California Municipal Quality Series,
          Florida Municipal Series and North Carolina Municipal Series



                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
                      100 Park Avenue o New York, NY 10017
                       New York Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States

                                                               February 1, 1997


     This prospectus offers shares of nineteen different series (the "Series") which include National Municipal Series (the "National Series") and twelve individual state Series of Seligman Municipal Fund Series, Inc. (the "Municipal Fund"), four individual state Series of Seligman Municipal Series Trust (the "Municipal Trust"), Seligman New Jersey Municipal Fund, Inc. (the "New Jersey Fund"), and Seligman Pennsylvania Municipal Fund Series (the "Pennsylvania Fund" and collectively with the Municipal Fund, the Municipal Trust and the New Jersey Fund, the "Funds"). Each of the Funds is a non-diversified, open-end management investment company.

     The Municipal Fund offers the following state Series: Colorado Municipal Series, Georgia Municipal Series, Louisiana Municipal Series, Maryland Municipal Series, Massachusetts Municipal Series, Michigan Municipal Series, Minnesota Municipal Series, Missouri Municipal Series, New York Municipal Series, Ohio Municipal Series, Oregon Municipal Series and South Carolina Municipal Series (collectively, the "Municipal Fund State Series"). The Municipal Trust offers the following state Series: California Municipal Quality Series, California
Municipal High-Yield Series, Florida Municipal Series and North Carolina Municipal Series (collectively, the "Municipal Trust State Series", and together with the Municipal Fund State Series, the New Jersey Fund and the Pennsylvania Fund, the "Series").



     This Prospectus sets forth concisely the information a prospective investor should know about the Funds and each individual Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Funds, including Statements of Additional Information, has been filed with the Securities and Exchange Commission. Statements of Additional Information are available upon request and without charge by calling or writing the Funds at the telephone numbers or the address set forth above. Each Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.



                                                   (continued on following page)


    SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                           BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

     The Municipal Fund's National Municipal Series seeks to provide to its shareholders maximum income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade securities the interest on which is exempt from regular federal income taxes. The investment objective of each of the individual Municipal Fund State Series is to maximize income exempt from regular federal income taxes and from personal income taxes in that state, consistent with the preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade municipal securities of the designated state, its political subdivisions, municipalities and public authorities.

     The Municipal Trust State Series, except for the California Municipal High-Yield Series, each seek high income exempt from regular federal income taxes and from personal income taxes in their respective state (other than Florida which does not impose an individual income tax) consistent with preservation of capital and with consideration given to capital gain, by investing in municipal securities rated in the four highest rating categories, except that the California Municipal Quality Series pursues its investment objective by investing only in municipal securities rated in the three highest rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

     The California Municipal High-Yield Series seeks the maximum amount of income exempt from regular federal income taxes and California personal income taxes consistent with preservation of capital and with consideration given to capital gain by investing primarily in California municipal securities that are rated in the medium and lower rating categories of Moody's or S&P or which are unrated. The Series may invest up to 100% of its portfolio in lower rated bonds, commonly known as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The California Municipal High-Yield Series invests primarily in high-yield, high risk securities and therefore may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in this Series. See "Investment Objectives and Policies--Seligman California Municipal High-Yield Series," in this Prospectus.

     The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in "investment grade" New Jersey municipal securities. Investment grade securities are rated within the four highest rating categories of "Moody's" or "S&P". Throughout this Prospectus, the New Jersey gross income tax is referred to as the New Jersey personal income tax.

     The Pennsylvania Fund seeks to provide a high level of income exempt from regular federal and Pennsylvania income taxes consistent with preservation of capital by investing primarily in investment grade Pennsylvania municipal securities. Capital appreciation is not a consideration in the selection of investments. The Fund may also invest in Pennsylvania municipal securities that are unrated but are believed by the Manager (as defined below) to be of comparable quality to investment grade securities.

     There can be no assurance that a Series will achieve its objective.

     Investment advisory and management services are provided to the Funds by J. & W. Seligman & Co. Incorporated (the "Manager") and each Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. Each Series offers two classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on certain redemptions within one year of purchase, an annual distribution fee of up to
 .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.

                           SUMMARY OF SERIES EXPENSES

     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of a Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one time charge, only if the shares are redeemed within eighteen months of purchase. The CDSL on Class D shares is a one-time charge paid only if shares are redeemed within one year of purchase. For more information concerning reduction in sales loads and for more complete descriptions of the various costs and expenses see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Fund's Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services And Distribution Plans" herein.





                                          NAT'L SERIES                          CO SERIES                         GA SERIES
                                    ------------------------           ------------------------       ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during             None;       1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase

  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES
  FOR FISCAL 1996 (as
  percentage of average
  net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .09            1.00*              .10             1.00*              .09             1.00*
    Other Expenses............          .21             .17               .25              .25               .24              .23
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          .80%           1.67%              .85%            1.75%              .83%            1.73%
                                       ====            ====              ====             ====              ====             ====



     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.



                                           NAT'L SERIES                       CO SERIES                              GA SERIES
                                      ----------------------          ------------------------           -------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A          CLASS D           CLASS A           CLASS D
-------                               ------         ------            ------           ------            ------            ------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 56             $ 28+             $ 56             $ 28+
     3 yrs....................           72              53                73               55                73               54
     5 yrs....................           90              91                92               95                91               94
    10 yrs....................          142             198               147              206               145              204

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NAT'L--$17; CO--$18; GA--$18.






                                          SUMMARY OF SERIES EXPENSES--(continued)





                                             LA SERIES                        MD SERIES                        MA SERIES
                                    -------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as ....
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase

  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of
  average net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .10            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .22             .22               .24              .22               .20              .20
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          .82%           1.72%              .84%            1.72%              .80%            1.70%
                                       ====            ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             LA SERIES                         MD SERIES                            MA SERIES
                                      ----------------------          ------------------------           -------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A          CLASS D           CLASS A           CLASS D
-------                               -------        -------          -------          -------           -------           -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55           $ 27+              $ 56             $ 27+             $ 55             $ 27+
     3 yrs....................           72             54                 73               54                72               54
     5 yrs....................           91             93                 92               93                90               92
    10 yrs....................          144            203                146              203               142              201



  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: LA--$17; MD--$17; MA--$17.


                                          SUMMARY OF SERIES EXPENSES--(continued)

                                            MI SERIES                         MN SERIES                         MO SERIES
                                   --------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase


  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of
  average net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .10            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .18             .18               .21              .21               .26              .26
                                       ----            ----              ----             ----             -----             ----
    Total Series Operating
    Expenses .................          .78%           1.68%              .81%            1.71%              .86%            1.76%
                                       ====            ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             MI SERIES                        MN SERIES                          MO SERIES
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
-------                               -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 55             $ 27+             $ 56             $ 28+
     3 yrs....................           71              53                72               54                74               55
     5 yrs....................           89              91                90               93                93               95
    10 yrs....................          140             199               143              202               149              207

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: MI--$17; MN--$17; MO--$18.



                                             NY SERIES                          OH SERIES                    OR SERIES
                                    -------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase


  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None


                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of
  average net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .09            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .18             .18               .21              .17               .26              .26
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          77%            1.68%              .77%            1.67%              .86%            1.76%
                                       ===             ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             NY SERIES                          OH SERIES                        OR SERIES
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
                                      -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 55             $ 27+             $ 56             $ 28+
     3 yrs....................           71              53                71               53                74               55
     5 yrs....................           88              91                88               91                93               95
    10 yrs....................          138             199               138              198               149              207

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NY--$17; OH--$17; OR--$18.




                     SUMMARY OF SERIES EXPENSES--(continued)


                                            SC SERIES                    CA HIGH-YIELD SERIES              CA QUALITY SERIES
                                   --------------------------        ---------------------------      ---------------------------
                                      CLASS A        CLASS D            CLASS A         CLASS D          CLASS A        CLASS D
                                      ------         ------             ------          ------           ------          ------
                                     (INITIAL       (DEFERRED          (INITIAL        (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD         SALES LOAD      SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)       ALTERNATIVE)    ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase

  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None



                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
  (as percentage of average
   net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .10            1.00*              .10             1.00*              .10             1.00*
    Other Expenses............          .20             .20               .24              .24               .19              .19
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................         .80%           1.70%              .84%            1.74%              .79%            1.69%
                                       ====            ====              ====             ====              ====             ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                             SC SERIES                  CA HIGH-YIELD SERIES                 CA QUALITY SERIES
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
-------                               -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................         $ 55            $ 27+             $ 56             $ 28+             $ 55             $ 27+
     3 yrs....................           72              54                73               55                72               53
     5 yrs....................           90              92                92               94                89               92
    10 yrs....................          141             201               146              205               141              200

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% (collectively, "distribution fee"). Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: SC--$17; CA HIGH-YIELD--$18; CA QUALITY--$17.



                                            FL SERIES                      NC SERIES                        NJ FUND
                                    ------------------------        ------------------------      --------------------------
                                      CLASS A        CLASS D          CLASS A        CLASS D        CLASS A        CLASS D
                                      ------         ------           ------          ------         ------         --------
                                     (INITIAL       (DEFERRED        (INITIAL      (DEFERRED        (INITIAL       (DEFERRED
                                    SALES LOAD     SALES LOAD       SALES LOAD    SALES LOAD       SALES LOAD      SALES LOAD
                                   ALTERNATIVE)   ALTERNATIVE)      ALTERNATIVE) ALTERNATIVE)     ALTERNATIVE)    ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price).............         4.75%             None            4.75%             None             4.75%             None
  Sales Load on Reinvested
  Dividends ..................          None             None             None             None              None             None
  Deferred Sales Load (as
    percentage of original
    price or redemption
    proceeds, whichever
    is lower) ................          None;       1% during            None;        1% during             None;        1% during
                                Except 1% in  the first year;     except 1% in  the first year;      except 1% in  the first year;
                             first 18 months             none  first 18 months             none   first 18 months             none
                            if initial sales       thereafter if initial sales       thereafter  if initial sales       thereafter
                             load was waived                   load was waived                    load was waived
                              in full due to                    in full due to                     in full due to
                                     size of                           size of                            size of
                                    purchase                          purchase                           purchase


  Redemption Fees.............         None             None              None             None              None             None
  Exchange Fees...............         None             None              None             None              None             None

                                     CLASS A          CLASS D           CLASS A           CLASS D         CLASS A           CLASS D
                                     ------           ------            ------            ------          ------            ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996
 (as percentage of average
  net assets)
    Management Fees...........          .50%            .50%              .50%             .50%              .50%             .50%
    12b-1 Fees................          .24            1.00*              .24             1.00*              .23             1.00*
    Other Expenses............          .23             .23               .32              .32               .29              .29
                                       ----            ----              ----             ----              ----             ----
    Total Series Operating
    Expenses .................          97%            1.73%             1.06%            1.82%             1.02%            1.79%
                                       ====            ====              ====             ====              ====             ====

     In fiscal 1996, the Manager, in its discretion, waived a portion of its fee from the Florida Series and from the North Carolina Series. In fiscal 1997, the Manager does not expect to waive any of its fees, and the expense information in the table has been restated to reflect the discontinuance of the management fee waiver.

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                            FL SERIES                         NC SERIES                           NJ FUND
                                      ----------------------          -------------------------          ------------------------
EXAMPLE                               CLASS A        CLASS D          CLASS A           CLASS D          CLASS A          CLASS D
-------                               -------        -------          -------           -------          -------          -------
An investor  would pay the
  following  expenses on a $1,000
  investment,  assuming 1) 5%
  annual return and (2) redemption
  at the end of each time period:
     1 yr.....................          $ 57            $ 28+             $ 58             $ 28+             $ 57             $ 28+
     3 yrs....................            77              54                80               57                78               56
     5 yrs....................            99              94               103               99               101               97
    10 yrs....................           161             204               171              214               166              211

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% (collectively, "distribution fee"). Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: FL--$18; NC--$18; NJ--$18.

                                                               PA FUND
                                                      ------------------------
                                                        CLASS A        CLASS D
                                                        ------         ------
                                                       (INITIAL       (DEFERRED
                                                      SALES LOAD     SALES LOAD
                                                     ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION
  EXPENSES
  Maximum Sales Load Imposed on
  Purchases (as percentage of
  offering price)..............................           4.75%         None
  Sales Load on Reinvested Dividends...........            None         None
  Deferred Sales Load (as percentage
    of original price or redemption
    proceeds, whichever is lower)..............           None;     1% during
                                                  except 1% in      the first
                                               first 18 months          year;
                                              if initial sales           None
                                               load was waived     thereafter
                                                in full due to
                                              size of purchase

  Redemption Fees..............................            None         None
  Exchange Fees................................            None         None


                                                        CLASS A        CLASS D
                                                        ------         ------
ANNUAL SERIES OPERATING
  EXPENSES FOR FISCAL 1996 (as
  percentage of average
  net assets)
    Management Fees............................            .50%         .50%
    12b-1 Fees.................................            .23         1.00*
    Other Expenses.............................            .38          .38
                                                          ----         ----
    Total Series Operating Expenses............           1.11%        1.88%
                                                          ====         ====

     THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                                PA FUND
                                                         ---------------------
Example                                                  Class A        Class D
-------                                                  ------         ------
An investor  would pay the following
  expenses on a $1,000  investment,
  assuming (1) 5% annual return and
  (2) redemption at the end of each
  time period:
     1 yr...............................................   $ 58           29+
     3 yrs..............................................     81           59
     5 yrs..............................................    106          102
    10 yrs..............................................    176          220

  * Includes an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% (collectively, "distribution fee"). Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
  + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: PA--$19.

                              FINANCIAL HIGHLIGHTS


     Each Series' financial highlights for Class A and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Funds, should be read in conjunction with the fiscal 1996 financial statements and notes contained in the fiscal 1996 Annual Report of each Fund which may be obtained by calling or writing the Funds at the telephone numbers or address provided on the cover page of this Prospectus.


     The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they may understand the effect that individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts. The total return based on net asset value measures a Series' performance assuming investors purchased shares at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares. Total returns for periods of less than one year are not annualized.



                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------
National Series--Class A
  Year ended 9/30/96.......   $7.58       $0.40       $0.12       $0.52      $(0.40)           --          $0.12          $7.70
  Year ended 9/30/95.......    7.18        0.40        0.40        0.80       (0.40)           --           0.40           7.58
  Year ended 9/30/94.......    8.72        0.41       (1.04)      (0.63)      (0.41)       $(0.50)         (1.54)          7.18
  Year ended 9/30/93.......    8.07        0.45        0.78        1.23       (0.45)        (0.13)          0.65           8.72
  Year ended 9/30/92.......    7.90        0.48        0.20        0.68       (0.48)        (0.03)          0.17           8.07
  Year ended 9/30/91.......    7.44        0.49        0.54        1.03       (0.49)        (0.08)          0.46           7.90
  Year ended 9/30/90.......    7.73        0.51       (0.19)       0.32       (0.51)        (0.10)         (0.29)          7.44
  Year ended 9/30/89.......    7.64        0.53        0.11        0.64       (0.53)        (0.02)          0.09           7.73
  Year ended 9/30/88.......    7.41        0.54        0.55        1.09       (0.54)        (0.32)          0.23           7.64
  Year ended 9/30/87.......    8.48        0.59       (0.74)      (0.15)      (0.59)        (0.33)         (1.07)          7.41
National Series--Class D
  Year ended 9/30/96.......    7.57        0.33        0.13        0.46       (0.33)           --           0.13           7.70
  Year ended 9/30/95.......    7.18        0.32        0.39        0.71       (0.32)           --           0.39           7.57
  2/1/94*- 9/30/94 ........    8.20        0.22       (1.02)      (0.80)      (0.22)           --          (1.02)          7.18
Colorado Series--Class A
  Year ended 9/30/96.......    7.30        0.37       (0.03)       0.34       (0.37)           --          (0.03)          7.27
  Year ended 9/30/95.......    7.09        0.38        0.21        0.59       (0.38)           --           0.21           7.30
  Year ended 9/30/94.......    7.76        0.37       (0.59)      (0.22)      (0.37)        (0.08)         (0.67)          7.09
  Year ended 9/30/93.......    7.34        0.39        0.49        0.88       (0.39)        (0.07)          0.42           7.76
  Year ended 9/30/92.......    7.22        0.42        0.12        0.54       (0.42)           --           0.12           7.34
  Year ended 9/30/91.......    6.91        0.44        0.31        0.75       (0.44)           --           0.31           7.22
  Year ended 9/30/90.......    7.06        0.46       (0.15)       0.31       (0.46)           --          (0.15)          6.91
  Year ended 9/30/89.......    6.87        0.46        0.19        0.65       (0.46)           --           0.19           7.06
  Year ended 9/30/88.......    6.38        0.46        0.53        0.99       (0.46)        (0.04)          0.49           6.87
  Year ended 9/30/87.......    7.07        0.47       (0.66)      (0.19)      (0.47)        (0.03)         (0.69)          6.38
Colorado Series--Class D
  Year ended 9/30/96.......    7.29        0.31       (0.02)       0.29       (0.31)           --          (0.02)          7.27
  Year ended 9/30/95.......    7.09        0.30        0.20        0.50       (0.30)           --           0.20           7.29
  2/1/94*- 9/30/94.........    7.72        0.20       (0.63)      (0.43)      (0.20)           --          (0.63)          7.09
Georgia Series--Class A
  Year ended 9/30/96.......    7.81        0.39        0.11        0.50       (0.39)        (0.05)          0.06           7.87
  Year ended 9/30/95.......    7.48        0.39        0.43        0.82       (0.39)        (0.10)          0.33           7.81
  Year ended 9/30/94.......    8.43        0.41       (0.86)      (0.45)      (0.41)        (0.09)         (0.95)          7.48
  Year ended 9/30/93.......    7.85        0.43        0.62        1.05       (0.43)        (0.04)          0.58           8.43
  Year ended 9/30/92.......    7.63        0.46        0.25        0.71       (0.46)        (0.03)          0.22           7.85
  Year ended 9/30/91.......    7.18        0.47        0.46        0.93       (0.47)        (0.01)          0.45           7.63
  Year ended 9/30/90.......    7.30        0.48       (0.10)       0.38       (0.48)        (0.02)         (0.12)          7.18
  Year ended 9/30/89.......    7.09        0.48        0.22        0.70       (0.48)        (0.01)          0.21           7.30
  Year ended 9/30/88.......    6.49        0.49        0.60        1.09       (0.49)           --           0.60           7.09
  6/15/87*- 9/30/87........    7.14        0.13       (0.65)      (0.52)      (0.13)           --          (0.65)          6.49
Georgia Series--Class D
  Year ended 9/30/96.......    7.82        0.32        0.11        0.43       (0.32)        (0.05)          0.06           7.88
  Year ended 9/30/95.......    7.49        0.32        0.43        0.75       (0.32)        (0.10)          0.33           7.82
  2/1/94*- 9/30/94.........    8.33        0.22       (0.84)      (0.62)      (0.22)           --          (0.84)          7.49
Louisiana Series--Class A
  Year ended 9/30/96.......    8.14        0.42        0.08        0.50       (0.42)        (0.06)          0.02           8.16
  Year ended 9/30/95.......    7.94        0.43        0.34        0.77       (0.43)        (0.14)          0.20           8.14
  Year ended 9/30/94.......    8.79        0.44       (0.77)      (0.33)      (0.44)        (0.08)         (0.85)          7.94
  Year ended 9/30/93.......    8.38        0.46        0.51        0.97       (0.46)        (0.10)          0.41           8.79
  Year ended 9/30/92.......    8.18        0.49        0.24        0.73       (0.49)        (0.04)          0.20           8.38
  Year ended 9/30/91.......    7.70        0.50        0.50        1.00       (0.50)        (0.02)          0.48           8.18
  Year ended 9/30/90.......    7.88        0.52       (0.12)       0.40       (0.52)        (0.06)         (0.18)          7.70
  Year ended 9/30/89.......    7.79        0.53        0.15        0.68       (0.53)        (0.06)          0.09           7.88
  Year ended 9/30/88.......    7.36        0.55        0.49        1.04       (0.55)        (0.06)          0.43           7.79
  Year ended 9/30/87.......    7.93        0.55       (0.49)       0.06       (0.55)        (0.08)         (0.57)          7.36
Louisiana Series--Class D
  Year ended 9/30/96.......    8.14        0.35        0.08        0.43       (0.35)        (0.06)          0.02           8.16
  Year ended 9/30/95.......    7.94        0.35        0.34        0.69       (0.35)        (0.14)          0.20           8.14
  2/1/94*- 9/30/94.........    8.73        0.24       (0.79)      (0.55)      (0.24)           --          (0.79)          7.94


                                       10



                                                        RATIO OF                                                         ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------
National Series--Class A
  Year ended 9/30/96.......    6.97%         0.80%        5.19%     33.99%       $ 98,767
  Year ended 9/30/95.......   11.48          0.86         5.46      24.91         104,184
  Year ended 9/30/94.......   (7.83)         0.85         5.30      24.86         111,374
  Year ended 9/30/93.......   16.00          0.86         5.49      72.68         136,394
  Year ended 9/30/92.......    8.84          0.77         6.02      63.99         132,130
  Year ended 9/30/91.......   14.24          0.80         6.35      71.67         136,326
  Year ended 9/30/90.......    4.10          0.78         6.64      55.01         133,412
  Year ended 9/30/89.......    8.62          0.78         6.86      71.90         140,376
  Year ended 9/30/88.......   16.43          0.83         7.35      40.58         135,667
  Year ended 9/30/87.......   (2.37)         0.74         7.15      64.79         133,341
National Series--Class D
  Year ended 9/30/96.......    6.13          1.67         4.27      33.99           4,826
  Year ended 9/30/95.......   10.17          1.95         4.40      24.91           1,215
  2/1/94*- 9/30/94 ........   (9.96)         1.76+        4.37+     24.86++           446
Colorado Series--Class A
  Year ended 9/30/96.......    4.76          0.85         5.07      12.39          52,295
  Year ended 9/30/95.......    8.56          0.93         5.31      14.70          54,858
  Year ended 9/30/94.......   (2.92)         0.86         5.06      10.07          58,197
  Year ended 9/30/93.......   12.54          0.90         5.21      14.09          67,912
  Year ended 9/30/92.......    7.74          0.81         5.81      23.22          64,900
  Year ended 9/30/91.......   11.15          0.84         6.19      14.60          64,310
  Year ended 9/30/90.......    4.38          0.85         6.47      31.89          63,173
  Year ended 9/30/89.......    9.70          0.86         6.56         --          62,515
  Year ended 9/30/88.......   16.19          0.88         6.89      12.95          66,257
  Year ended 9/30/87.......   (3.18)         0.77         6.61      16.70          79,961        $0.46         0.85%        6.53%
Colorado Series--Class D
  Year ended 9/30/96.......    3.95          1.75         4.17      12.39             255
  Year ended 9/30/95.......    7.26          2.02         4.23      14.70             193
  2/1/94*- 9/30/94.........   (5.73)         1.78+        4.05+     10.07++            96
Georgia Series--Class A
  Year ended 9/30/96.......    6.56`         0.83         4.94      16.24          50,995
  Year ended 9/30/95.......   11.66          0.91         5.26       3.36          57,678         0.39         0.96         5.21
  Year ended 9/30/94.......   (5.52)         0.73         5.21      19.34          61,466         0.40         0.93         5.01
  Year ended 9/30/93.......   13.96          0.63         5.34      12.45          64,650         0.40         0.93         5.04
  Year ended 9/30/92.......    9.64          0.47         5.95      10.24          44,585         0.43         0.87         5.55
  Year ended 9/30/91.......   13.30          0.59         6.30       6.07          28,317         0.43         1.09         5.80
  Year ended 9/30/90.......    5.19          0.53         6.53       5.83          19,002         0.44         1.03         6.03
  Year ended 9/30/89.......   10.15          0.64         6.59         --          14,452         0.44         1.19         6.04
  Year ended 9/30/88.......   17.51          0.36         7.15       6.32           9,752         0.43         1.35         6.17
  6/15/87*- 9/30/87........   (7.61)         0.17+        6.64+     21.71           6,382         0.07         2.87+        3.94+
Georgia Series--Class D
  Year ended 9/30/96.......    5.60          1.73         4.03      16.24           2,327
  Year ended 9/30/95.......   10.58          1.90         4.28       3.36           2,079         0.31         1.95         4.23
  2/1/94*- 9/30/94.........   (7.57)         1.76+        4.28+     19.34++           849         0.21         1.90+        4.15+
Louisiana Series--Class A
  Year ended 9/30/96.......    6.32          0.82         5.15      10.08          57,264
  Year ended 9/30/95.......   10.30          0.89         5.44       4.82          61,988
  Year ended 9/30/94.......   (3.83)         0.87         5.31      17.16          61,441
  Year ended 9/30/93.......   12.10          0.87         5.40       9.21          67,529
  Year ended 9/30/92.......    9.13          0.80         5.89      25.45          57,931
  Year ended 9/30/91.......   13.49          0.83         6.31      20.85          50,089
  Year ended 9/30/90.......    5.20          0.81         6.62      31.54          43,475
  Year ended 9/30/89.......    9.04          0.84         6.82      12.94          43,908
  Year ended 9/30/88.......   14.69          0.85         7.19      36.01          42,521
  Year ended 9/30/87.......    0.62          0.73         7.02      10.20          49,661
Louisiana Series--Class D
  Year ended 9/30/96.......    5.37          1.72         4.25      10.08             389
  Year ended 9/30/95.......    9.17          1.91         4.41       4.82             465
  2/1/94*- 9/30/94.........   (6.45)         1.78+        4.33+     17.16++           704


----------
  +    Annualized.
 ++    For the year ended 9/30/94.


                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------
Maryland Series--Class A

  Year ended 9/30/96.......   $7.96       $0.40       $0.06       $0.46      $(0.40)     $(0.03)            $0.03       $7.99
  Year ended 9/30/95.......    7.71        0.41        0.38        0.79       (0.41)      (0.13)             0.25        7.96
  Year ended 9/30/94.......    8.64        0.42       (0.76)      (0.34)      (0.42)      (0.17)            (0.93)       7.71
  Year ended 9/30/93.......    8.15        0.44        0.59        1.03       (0.44)      (0.10)             0.49        8.64
  Year ended 9/30/92.......    7.94        0.46        0.24        0.70       (0.46)      (0.03)             0.21        8.15
  Year ended 9/30/91.......    7.45        0.47        0.49        0.96       (0.47)         --              0.49        7.94
  Year ended 9/30/90.......    7.59        0.48       (0.14)       0.34       (0.48)         --             (0.14)       7.45
  Year ended 9/30/89.......    7.39        0.48        0.20        0.68       (0.48)         --              0.20        7.59
  Year ended 9/30/88.......    6.87        0.47        0.56        1.03       (0.47)      (0.04)             0.52        7.39
  Year ended 9/30/87.......    7.59        0.48       (0.72)      (0.24)      (0.48)         --             (0.72)       6.87
Maryland Series--Class D
  Year ended 9/30/96.......    7.97        0.33        0.05        0.38       (0.33)      (0.03)             0.02        7.99
  Year ended 9/30/95.......    7.72        0.33        0.38        0.71       (0.33)      (0.13)             0.25        7.97
  2/1/94*- 9/30/94 ........    8.46        0.23       (0.74)      (0.51)      (0.23)         --             (0.74)       7.72
Massachusetts Series--Class A
  Year ended 9/30/96.......    7.91        0.41        0.05        0.46       (0.41)      (0.11)            (0.06)       7.85
  Year ended 9/30/95.......    7.66        0.42        0.28        0.70       (0.42)      (0.03)             0.25        7.91
  Year ended 9/30/94.......    8.54        0.44       (0.67)      (0.23)      (0.44)      (0.21)            (0.88)       7.66
  Year ended 9/30/93.......    8.06        0.47        0.55        1.02       (0.47)      (0.07)             0.48        8.54
  Year ended 9/30/92.......    7.86        0.49        0.24        0.73       (0.49)      (0.04)             0.20        8.06
  Year ended 9/30/91.......    7.26        0.50        0.62        1.12       (0.50)      (0.02)             0.60        7.86
  Year ended 9/30/90.......    7.65        0.50       (0.31)       0.19       (0.50)      (0.08)            (0.39)       7.26
  Year ended 9/30/89.......    7.62        0.52        0.08        0.60       (0.52)      (0.05)             0.03        7.65
  Year ended 9/30/88.......    7.20        0.53        0.51        1.04       (0.53)      (0.09)             0.42        7.62
  Year ended 9/30/87.......    8.07        0.55       (0.69)      (0.14)      (0.55)      (0.18)            (0.87)       7.20
Massachusetts Series--Class D
  Year ended 9/30/96.......    7.90        0.34        0.05        0.39       (0.34)      (0.11)            (0.06)       7.84
  Year ended 9/30/95.......    7.66        0.34        0.27        0.61       (0.34)      (0.03)             0.24        7.90
  2/1/94*- 9/30/94 ........    8.33        0.24       (0.67)      (0.43)      (0.24)         --             (0.67)       7.66
Michigan Series--Class A
  Year ended 9/30/96.......    8.54        0.45        0.06        0.51       (0.45)      (0.14)            (0.08)       8.46
  Year ended 9/30/95.......    8.28        0.46        0.30        0.76       (0.46)      (0.04)             0.26        8.54
  Year ended 9/30/94.......    9.08        0.46       (0.71)      (0.25)      (0.46)      (0.09)            (0.80)       8.28
  Year ended 9/30/93.......    8.68        0.47        0.59        1.06       (0.47)      (0.19)             0.40        9.08
  Year ended 9/30/92.......    8.38        0.50        0.35        0.85       (0.50)      (0.05)             0.30        8.68
  Year ended 9/30/91.......    7.89        0.51        0.51        1.02       (0.51)      (0.02)             0.49        8.38
  Year ended 9/30/90.......    8.14        0.52       (0.16)       0.36       (0.52)      (0.09)            (0.25)       7.89
  Year ended 9/30/89.......    7.94        0.54        0.23        0.77       (0.54)      (0.03)             0.20        8.14
  Year ended 9/30/88.......    7.48        0.54        0.58        1.12       (0.54)      (0.12)             0.46        7.94
  Year ended 9/30/87.......    8.54        0.56       (0.77)      (0.21)      (0.56)      (0.29)            (1.06)       7.48
Michigan Series--Class D
  Year ended 9/30/96.......    8.54        0.37        0.05        0.42       (0.37)      (0.14)            (0.09)       8.45
  Year ended 9/30/95.......    8.28        0.37        0.30        0.67       (0.37)      (0.04)             0.26        8.54
  2/1/94*- 9/30/94.........    9.01        0.25       (0.73)      (0.48)      (0.25)         --             (0.73)       8.28
Minnesota Series--Class A
  Year ended 9/30/96.......    7.82        0.42       (0.12)       0.30       (0.42)      (0.02)            (0.14)       7.68
  Year ended 9/30/95.......    7.72        0.45        0.11        0.56       (0.45)      (0.01)             0.10        7.82
  Year ended 9/30/94.......    8.28        0.45       (0.44)       0.01       (0.45)      (0.12)            (0.56)       7.72
  Year ended 9/30/93.......    7.89        0.47        0.51        0.98       (0.47)      (0.12)             0.39        8.28
  Year ended 9/30/92.......    7.81        0.49        0.09        0.58       (0.49)      (0.01)             0.08        7.89
  Year ended 9/30/91.......    7.49        0.49        0.32        0.81       (0.49)         --              0.32        7.81
  Year ended 9/30/90.......    7.60        0.49       (0.06)       0.43       (0.49)      (0.05)            (0.11)       7.49
  Year ended 9/30/89.......    7.52        0.51        0.11        0.62       (0.51)      (0.03)             0.08        7.60
  Year ended 9/30/88.......    7.12        0.51        0.48        0.99       (0.51)      (0.08)             0.40        7.52
  Year ended 9/30/87.......    7.99        0.53       (0.66)      (0.13)      (0.53)      (0.21)            (0.87)       7.12
Minnesota Series--Class D
  Year ended 9/30/96.......    7.82        0.35       (0.12)       0.23       (0.35)      (0.02)            (0.14)       7.68
  Year ended 9/30/95.......    7.73        0.38        0.10        0.48       (0.38)      (0.01)             0.09        7.82
  2/1/94*- 9/30/94 ........    8.22        0.25       (0.49)      (0.24)      (0.25)         --             (0.49)       7.73
Missouri Series--Class A
  Year ended 9/30/96.......    7.70        0.39        0.08        0.47       (0.39)      (0.07)             0.01        7.71
  Year ended 9/30/95.......    7.41        0.40        0.36        0.76       (0.40)      (0.07)             0.29        7.70
  Year ended 9/30/94.......    8.31        0.40       (0.79)      (0.39)      (0.40)      (0.11)            (0.90)       7.41
  Year ended 9/30/93.......    7.80        0.42        0.57        0.99       (0.42)      (0.06)             0.51        8.31
  Year ended 9/30/92.......    7.72        0.44        0.15        0.59       (0.44)      (0.07)             0.08        7.80
  Year ended 9/30/91.......    7.22        0.46        0.50        0.96       (0.46)         --              0.50        7.72
  Year ended 9/30/90.......    7.28        0.45       (0.06)       0.39       (0.45)         --             (0.06)       7.22
  Year ended 9/30/89.......    7.10        0.47        0.18        0.65       (0.47)         --              0.18        7.28
  Year ended 9/30/88.......    6.57        0.48        0.58        1.06       (0.48)      (0.05)             0.53        7.10
  Year ended 9/30/87.......    7.32        0.47       (0.75)      (0.28)      (0.47)         --             (0.75)       6.57
Missouri Series--Class D
  Year ended 9/30/96.......    7.70        0.32        0.09        0.41       (0.32)      (0.07)             0.02        7.72
  Year ended 9/30/95.......    7.41        0.32        0.36        0.68       (0.32)      (0.07)             0.29        7.70
  2/1/94*- 9/30/94 ........    8.20        0.22       (0.79)      (0.57)      (0.22)         --             (0.79)       7.41



----------

   o During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees .

  * Commencement of offering of shares.


                                                        RATIO OF                                                         ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------
Maryland Series--Class A
  Year ended 9/30/96 ..........  6.00%    0.84%       5.05%         5.56%      $ 54,041
  Year ended 9/30/95 .......... 10.90     0.96        5.31          3.63         56,290
  Year ended 9/30/94 .......... (4.08)    0.92        5.17         17.68         57,263
  Year ended 9/30/93 .......... 13.23     0.97        5.28         14.10         64,472
  Year ended 9/30/92 ..........  9.15     0.86        5.76         29.57         57,208
  Year ended 9/30/91 .......... 13.26     0.88        6.09         18.84         54,068
  Year ended 9/30/90 ..........  4.47     0.87        6.26         16.50         47,283
  Year ended 9/30/89 ..........  9.43     0.87        6.38          2.19         46,643
  Year ended 9/30/88 .......... 15.73     0.91        6.63         17.42         45,939
  Year ended 9/30/87 .......... (3.41)    0.87        6.45         21.48         50,580
Maryland Series--Class D
  Year ended 9/30/96 ..........  4.91     1.72        4.14          5.56          2,047
  Year ended 9/30/95 ..........  9.75     2.02        4.27          3.63            630
  2/1/94*- 9/30/94 ............ (6.21)    1.80+       4.26+        17.68++          424
Massachusetts Series--Class A
  Year ended 9/30/96 ..........  5.97     0.80        5.24         26.30        109,872
  Year ended 9/30/95 ..........  9.58     0.86        5.51         16.68        115,711
  Year ended 9/30/94 .......... (2.94)    0.85        5.46         12.44        120,149
  Year ended 9/30/93 .......... 13.18     0.88        5.65         20.66        139,504
  Year ended 9/30/92 ..........  9.75     0.77        6.27         27.92        128,334
  Year ended 9/30/91 .......... 15.84     0.83        6.64         14.37        118,022
  Year ended 9/30/90 ..........  2.48     0.79        6.66         19.26        110,246
  Year ended 9/30/89 ..........  8.18     0.79        6.81          7.51        122,515
  Year ended 9/30/88 .......... 15.15     0.84        7.02         21.77        126,150
  Year ended 9/30/87 .......... (2.16)    0.79        6.95         16.14        131,404
Massachusetts Series--Class D
  Year ended 9/30/96 ..........  5.01     1.70        4.32         26.30          1,405
  Year ended 9/30/95 ..........  8.33     1.95        4.47         16.68            890
  2/1/94*- 9/30/94 ............ (5.34)    1.78+       4.52+        12.44++        1,099
Michigan Series--Class A
  Year ended 9/30/96 ..........  6.16     0.78        5.29         19.62        148,178
  Year ended 9/30/95 ..........  9.56     0.87        5.50         20.48        151,589
  Year ended 9/30/94 .......... (2.90)    0.84        5.32         10.06        151,095
  Year ended 9/30/93 .......... 12.97     0.83        5.41          6.33        164,638
  Year ended 9/30/92 .......... 10.55     0.76        5.93         32.12        144,524
  Year ended 9/30/91 .......... 13.34     0.80        6.28         22.81        129,004
  Year ended 9/30/90 ..........  4.57     0.80        6.47         26.36        112,689
  Year ended 9/30/89 ..........  9.91     0.81        6.67          8.24        111,180
  Year ended 9/30/88 .......... 15.98     0.88        7.06         34.00        104,904
  Year ended 9/30/87 .......... (2.87)    0.79        6.89         15.40        104,053
Michigan Series--Class D
  Year ended 9/30/96 ..........  5.09     1.68        4.39         19.62          1,486
  Year ended 9/30/95 ..........  8.36     2.01        4.40         20.48          1,172
  2/1/94*- 9/30/94 ............ (5.47)    1.75+       4.40+        10.06++          671
Minnesota Series--Class A
  Year ended 9/30/96 ..........  3.99     0.81        5.47         26.89        126,173
  Year ended 9/30/95 ..........  7.61     0.87        5.89          5.57        132,716
  Year ended 9/30/94 ..........  0.12     0.85        5.70          3.30        134,990
  Year ended 9/30/93 .......... 13.06     0.90        5.89          5.73        144,600
  Year ended 9/30/92 ..........  7.71     0.80        6.29         12.08        151,922
  Year ended 9/30/91 .......... 11.10     0.80        6.28          2.61        182,979
  Year ended 9/30/90 ..........  5.79     0.81        6.40         12.10        160,930
  Year ended 9/30/89 ..........  8.34     0.83        6.61          7.55        148,425
  Year ended 9/30/88 .......... 14.76     0.87        6.95         35.37        132,541
  Year ended 9/30/87 .......... (1.94)    0.89        6.85         16.76        118,093
Minnesota Series--Class D
  Year ended 9/30/96             3.06     1.71        4.57         26.89          2,036
  Year ended 9/30/95             6.45     1.85        4.92          5.57          2,237
  2/1/94*- 9/30/94              (3.08)    1.74+       4.68+         3.30++        1,649
Missouri Series--Class A
  Year ended 9/30/96             6.27     0.86        5.03          8.04         49,941
  Year ended 9/30/95            10.67     0.88        5.31          3.88         51,169         $0.39           0.93%         5.26%
  Year ended 9/30/94            (4.85)    0.74        5.18         14.33         52,621          0.39           0.88          5.04
  Year ended 9/30/93            13.17     0.71        5.29         17.03         56,861          0.41           0.91          5.09
  Year ended 9/30/92             7.87     0.83        5.71         18.80         49,459
  Year ended 9/30/91            13.61     0.88        6.10         16.30         47,659
  Year ended 9/30/90             5.47     0.84        6.20         30.46         50,875
  Year ended 9/30/89             9.33     0.96        6.43         32.81         49,162
  Year ended 9/30/88            16.74     0.86        6.88         12.32         58,457
  Year ended 9/30/87            (4.20)    0.82        6.51         11.53         59,122          0.47           0.89          6.43
Missouri Series--Class D
  Year ended 9/30/96             5.46     1.76        4.13          8.04            565
  Year ended 9/30/95             9.49     1.98        4.23          3.88            515          0.32           2.03          4.18
  2/1/94*- 9/30/94              (7.16)    1.70+       4.27+        14.33++          350          0.22           1.80+         4.17+

----------
  +    Annualized.
 ++    For the year ended 9/30/94.


                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------
New York Series--Class A

  Year ended 9/30/96.......   $7.86       $0.42       $0.12       $0.54      $(0.42)         --         $0.12             $7.98
  Year ended 9/30/95.......    7.67        0.42        0.36        0.78       (0.42)     $(0.17)         0.19              7.86
  Year ended 9/30/94.......    8.75        0.43       (0.88)      (0.45)      (0.43)      (0.20)        (1.08)             7.67
  Year ended 9/30/93.......    8.13        0.45        0.74        1.19       (0.45)      (0.12)         0.62              8.75
  Year ended 9/30/92.......    7.94        0.49        0.26        0.75       (0.49)      (0.07)         0.19              8.13
  Year ended 9/30/91.......    7.40        0.50        0.54        1.04       (0.50)         --          0.54              7.94
  Year ended 9/30/90.......    7.71        0.51       (0.26)       0.25       (0.51)      (0.05)        (0.31)             7.40
  Year ended 9/30/89.......    7.57        0.52        0.17        0.69       (0.52)      (0.03)         0.14              7.71
  Year ended 9/30/88.......    7.28        0.52        0.48        1.00       (0.52)      (0.19)         0.29              7.57
  Year ended 9/30/87.......    8.24        0.55       (0.71)      (0.16)      (0.55)      (0.25)        (0.96)             7.28


New York Series--Class D

  Year ended 9/30/96.......    7.87        0.34        0.11        0.45       (0.34)         --          0.11              7.98

  Year ended 9/30/95.......    7.67        0.34        0.37        0.71       (0.34)      (0.17)         0.20              7.87

  2/1/94*- 9/30/94 ........    8.55        0.23       (0.88)      (0.65)      (0.23)         --         (0.88)             7.67

Ohio Series--Class A

  Year ended 9/30/96.......    8.11        0.43        0.02        0.45       (0.43)      (0.04)        (0.02)             8.09

  Year ended 9/30/95.......    7.90        0.44        0.28        0.72       (0.44)      (0.07)         0.21              8.11
  Year ended 9/30/94.......    8.77        0.44       (0.70)      (0.26)      (0.44)      (0.17)        (0.87)             7.90
  Year ended 9/30/93.......    8.28        0.46        0.56        1.02       (0.46)      (0.07)         0.49              8.77
  Year ended 9/30/92.......    8.06        0.49        0.26        0.75       (0.49)      (0.04)         0.22              8.28
  Year ended 9/30/91.......    7.62        0.51        0.45        0.96       (0.51)      (0.01)         0.44              8.06
  Year ended 9/30/90.......    7.80        0.52       (0.08)       0.44       (0.52)      (0.10)        (0.18)             7.62
  Year ended 9/30/89.......    7.71        0.54        0.11        0.65       (0.54)      (0.02)         0.09              7.80
  Year ended 9/30/88.......    7.38        0.54        0.53        1.07       (0.54)      (0.20)         0.33              7.71
  Year ended 9/30/87.......    8.09        0.57       (0.59)      (0.02)      (0.57)      (0.12)        (0.71)             7.38

Ohio Series--Class D

  Year ended 9/30/96.......    8.15        0.36        0.02        0.38       (0.36)      (0.04)        (0.02)             8.13

  Year ended 9/30/95.......    7.92        0.36        0.30        0.66       (0.36)      (0.07)         0.23              8.15
  2/1/94*- 9/30/94 ........    8.61        0.24       (0.69)      (0.45)      (0.24)         --         (0.69)             7.92
Oregon Series--Class A

  Year ended 9/30/96.......    7.66        0.40          --        0.40       (0.40)      (0.01)        (0.01)             7.65

  Year ended 9/30/95.......    7.43        0.40        0.25        0.65       (0.40)      (0.02)         0.23              7.66
  Year ended 9/30/94.......    8.08        0.40       (0.59)      (0.19)      (0.40)      (0.06)        (0.65)             7.43
  Year ended 9/30/93.......    7.60        0.42        0.48        0.90       (0.42)         --          0.48              8.08
  Year ended 9/30/92.......    7.42        0.42        0.18        0.60       (0.42)         --          0.18              7.60
  Year ended 9/30/91.......    6.96        0.44        0.46        0.90       (0.44)         --          0.46              7.42
  Year ended 9/30/90.......    7.05        0.44       (0.09)       0.35       (0.44)         --         (0.09)             6.96
  Year ended 9/30/89.......    6.83        0.44        0.22        0.66       (0.44)         --          0.22              7.05
  Year ended 9/30/88.......    6.21        0.45        0.62        1.07       (0.45)         --          0.62              6.83
  10/15/86*- 9/30/87.......    7.14        0.43       (0.93)      (0.50)      (0.43)         --         (0.93)             6.21
Oregon Series--Class D

  Year ended 9/30/96.......    7.65        0.33          --        0.33       (0.33)      (0.01)       (0.01)              7.64

  Year ended 9/30/95.......    7.43        0.33        0.24        0.57       (0.33)      (0.02)         0.22              7.65

  2/1/94*- 9/30/94 ........    8.02        0.22       (0.59)      (0.37)      (0.22)         --         (0.59)             7.43

South Carolina Series--Class A

  Year ended 9/30/96.......    7.97        0.41        0.12        0.53       (0.41)      (0.02)         0.10              8.07

  Year ended 9/30/95.......    7.61        0.41        0.37        0.78       (0.41)      (0.01)         0.36              7.97
  Year ended 9/30/94.......    8.52        0.41       (0.79)      (0.38)      (0.41)      (0.12)        (0.91)             7.61
  Year ended 9/30/93.......    8.00        0.43        0.54        0.97       (0.43)      (0.02)         0.52              8.52
  Year ended 9/30/92.......    7.71        0.45        0.31        0.76       (0.45)      (0.02)         0.29              8.00
  Year ended 9/30/91.......    7.23        0.46        0.52        0.98       (0.46)      (0.04)         0.48              7.71
  Year ended 9/30/90.......    7.37        0.48       (0.14)       0.34       (0.48)         --         (0.14)             7.23
  Year ended 9/30/89.......    7.21        0.48        0.17        0.65       (0.48)      (0.01)         0.16              7.37
  Year ended 9/30/88.......    6.67        0.50        0.54        1.04       (0.50)         --          0.54              7.21
  6/30/87*-9/30/87.........    7.14        0.11       (0.47)      (0.36)      (0.11)         --         (0.47)             6.67
South Carolina Series--Class D

  Year ended 9/30/96.......    7.97        0.34        0.11        0.45       (0.34)      (0.02)         0.09              8.06

  Year ended 9/30/95.......    7.61        0.34        0.37        0.71       (0.34)      (0.01)         0.36              7.97
  2/1/94*- 9/30/94 ........    8.42        0.22       (0.81)      (0.59)      (0.22)         --         (0.81)             7.61

California High-Yield Series--Class A

  Year ended 9/30/96.......    6.47        0.36        0.05        0.41       (0.36)      (0.02)         0.03              6.50

  Year ended 9/30/95.......    6.30        0.37        0.17        0.54       (0.37)         --          0.17              6.47
  Year ended 9/30/94.......    6.73        0.37       (0.34)       0.03       (0.37)      (0.09)        (0.43)             6.30
  Year ended 9/30/93.......    6.65        0.39        0.28        0.67       (0.39)      (0.20)         0.08              6.73
  Year ended 9/30/92.......    6.50        0.41        0.16        0.57       (0.41)      (0.01)         0.15              6.65
  Year ended 9/30/91.......    6.18        0.42        0.33        0.75       (0.42)      (0.01)         0.32              6.50
  Year ended 9/30/90.......    6.36        0.42       (0.07)       0.35       (0.42)      (0.11)        (0.18)             6.18
  Year ended 9/30/89.......    6.27        0.44        0.15        0.59       (0.44)      (0.06)         0.09              6.36
  Year ended 9/30/88.......    5.94        0.44        0.39        0.83       (0.44)      (0.06)         0.33              6.27
  Year ended 9/30/87.......    6.73        0.46       (0.53)      (0.07)      (0.46)      (0.26)        (0.79)             5.94

California High-Yield Series--Class D

  Year ended 9/30/96.......    6.48        0.30        0.05        0.35       (0.30)      (0.02)         0.03              6.51

  Year ended 9/30/95.......    6.31        0.31        0.17        0.48       (0.31)         --          0.17              6.48

  2/1/94*- 9/30/94.........    6.67        0.21       (0.36)      (0.15)      (0.21)         --         (0.36)             6.31


----------


   o During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees .

  * Commencement of offering of shares.



                                                       RATIO OF                                                          ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------

New York Series--Class A
  Year ended 9/30/96 .......... 6.97%       0.77%       5.24%       25.88%       $ 82,719
  Year ended 9/30/95 ..........10.93        0.88        5.52        34.05          83,980
  Year ended 9/30/94 ..........(5.37)       0.87        5.31        28.19          90,914
  Year ended 9/30/93 ..........15.26        0.94        5.37        27.90         104,685
  Year ended 9/30/92 .......... 9.80        0.79        6.09        42.90          92,681
  Year ended 9/30/91 ..........14.56        0.80        6.57        44.57          83,684
  Year ended 9/30/90 .......... 3.19        0.79        6.65        32.14          77,766
  Year ended 9/30/89 .......... 9.35        0.80        6.78        47.69          75,471
  Year ended 9/30/88 ..........14.74        0.86        6.96        62.42          74,238
  Year ended 9/30/87 ..........(2.42)       0.77        6.90        20.42          72,782
New York Series--Class D
  Year ended 9/30/96 .......... 5.86        1.68        4.33        25.88           1,152
  Year ended 9/30/95 .......... 9.87        1.96        4.42        34.05             885
  2/1/94*- 9/30/94 ............(7.73)       1.81+       4.39+       28.19++           476
Ohio Series--Class A
  Year ended 9/30/96 .......... 5.68        0.77        5.32        12.90         162,243
  Year ended 9/30/95 .......... 9.59        0.84        5.56         2.96         170,191
  Year ended 9/30/94 ..........(3.08)       0.84        5.34         9.37         171,469
  Year ended 9/30/93 ..........12.81        0.85        5.44        30.68         190,083
  Year ended 9/30/92 .......... 9.68        0.75        6.02         7.15         170,427
  Year ended 9/30/91 ..........12.96        0.77        6.42        13.95         156,179
  Year ended 9/30/90 .......... 5.70        0.77        6.63        16.05         136,251
  Year ended 9/30/89 .......... 8.74        0.79        6.91        12.72         131,900
  Year ended 9/30/88 ..........15.76        0.83        7.20        26.71         122,386
  Year ended 9/30/87 ..........(0.66)       0.78        7.05        15.00         119,703
Ohio Series--Class D
  Year ended 9/30/96 .......... 4.74        1.67        4.42        12.90           1,011
  Year ended 9/30/95 .......... 8.67        1.93        4.48         2.96             660
  2/1/94*- 9/30/94 ............(5.36)       1.78+       4.41+        9.37++           324
Oregon Series--Class A
  Year ended 9/30/96 .......... 5.27        0.86        5.18        28.65          57,345
  Year ended 9/30/95 .......... 9.05        0.86        5.40         2.47          59,549       0.40%       0.91%      5.35%
  Year ended 9/30/94 ..........(2.38)       0.78        5.20         9.43          59,884       0.39        0.89       5.09
  Year ended 9/30/93 ..........12.21        0.78        5.35         8.08          62,095       0.41        0.93       5.20
  Year ended 9/30/92 .......... 8.35        0.68        5.63         0.21          48,797       0.42        0.83       5.48
  Year ended 9/30/91 ..........13.25        0.71        6.06         7.60          39,350       0.42        0.91       5.86
  Year ended 9/30/90 .......... 4.99        0.72        6.17         4.09          32,221       0.42        0.93       5.96
  Year ended 9/30/89 .......... 9.95        0.64        6.34         0.19          30,510       0.42        0.96       6.03
  Year ended 9/30/88 ..........17.89        0.54        6.86         3.94          26,609       0.42        1.01       6.39
  10/15/86*- 9/30/87 ..........(7.68)       0.52+       6.44+       20.16          24,434       0.39        1.11+      5.85+
Oregon Series--Class D
  Year ended 9/30/96 .......... 4.33        1.76        4.28        28.65           1,540
  Year ended 9/30/95 .......... 7.86        1.83        4.41         2.47           1,495       0.33        1.88       4.36
  2/1/94*- 9/30/94 ............(4.76)       1.72+       4.32+        9.43++           843       0.22        1.82+      4.22+
South Carolina Series--Class A
  Year ended 9/30/96 .......... 6.82        0.80        5.15        20.66         108,163
  Year ended 9/30/95 ..........10.69        0.88        5.38         4.13         112,421
  Year ended 9/30/94 ..........(4.61)       0.83        5.12         1.81         115,133
  Year ended 9/30/93 ..........12.52        0.85        5.19        17.69         120,589
  Year ended 9/30/92 ..........10.08        0.81        5.71         3.37          82,882
  Year ended 9/30/91 ..........13.95        0.81        6.14         9.05          63,863       0.45        0.91      6.04
  Year ended 9/30/90 .......... 4.48        0.73        6.47        15.26          49,234       0.47        0.84      6.35
  Year ended 9/30/89 .......... 9.41        0.68        6.48         0.03          46,487       0.46        0.88      6.28
  Year ended 9/30/88 ..........16.18        0.33        7.03        12.36          26,385       0.45        1.00      6.36
  6/30/87*-9/30/87 ............(5.37)       0.02+       6.34+          --          12,033       0.08        2.08+     4.28+
South Carolina Series--Class D
  Year ended 9/30/96 .......... 5.73        1.70        4.25        20.66           2,714
  Year ended 9/30/95 .......... 9.63        1.85        4.40         4.13           1,704
  2/1/94*- 9/30/94 ............(7.14)       1.74+       4.29+        1.81++         1,478
California High-Yield Series--Class A
  Year ended 9/30/96 .......... 6.49        0.84        5.49        34.75          50,264
  Year ended 9/30/95 .......... 8.85        0.90        5.84        17.64          51,504
  Year ended 9/30/94 .......... 0.41        0.85        5.74         8.36          48,007
  Year ended 9/30/93 ..........10.66        0.88        5.94         7.70          51,218
  Year ended 9/30/92 .......... 9.00        0.82        6.20        45.50          49,448
  Year ended 9/30/91 ..........12.53        0.83        6.67         5.13          49,172
  Year ended 9/30/90 .......... 5.57        0.89        6.68        17.66          49,312
  Year ended 9/30/89 .......... 9.61        0.89        6.85        14.70          51,079
  Year ended 9/30/88 ..........14.72        0.91        7.17        20.79          53,037
  Year ended 9/30/87 ..........(1.46)       0.83        7.07        16.89          56,598
California High-Yield Series--Class D
  Year ended 9/30/96 .......... 5.53        1.74        4.59        34.75           1,919
  Year ended 9/30/95 .......... 7.78        1.91        4.84        17.64           1,277
  2/1/94*- 9/30/94 ............(2.47)       1.74+       4.73+        8.36+      +     650

----------
  +    Annualized.
 ++    For the year ended 9/30/94.


                                                   NET REALIZED (DECREASE)
                         NET ASSET VALUE    NET    & UNREALIZED    FROM     DIVIDENDS DISTRIBUTIONS   NET INCREASE      NET ASSET
PER SHARE OPERATING       AT BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT   PAID OR    FROM NET      (DECREASE) IN      VALUE AT
  PERFORMANCE:              OF PERIOD     INCOME0   GAIN (LOSS) OPERATIONS  DECLARED  GAIN REALIZED  NET ASSET VALUE  END OF PERIOD
  ------------              ---------     -------   ----------------------  --------  -------------  ---------------  -------------

California Quality Series--Class A

  Year ended 9/30/96.......   $6.65       $0.35       $0.11       $0.46      $(0.35)     $(0.01)        $0.10           $6.75

  Year ended 9/30/95.......    6.39        0.34        0.32        0.66       (0.34)      (0.06)         0.26            6.65
  Year ended 9/30/94.......    7.28        0.35       (0.73)      (0.38)      (0.35)      (0.16)        (0.89)           6.39
  Year ended 9/30/93.......    6.85        0.37        0.54        0.91       (0.37)      (0.11)         0.43            7.28
  Year ended 9/30/92.......    6.65        0.40        0.22        0.62       (0.40)      (0.02)         0.20            6.85
  Year ended 9/30/91.......    6.22        0.40        0.46        0.86       (0.40)      (0.03)         0.43            6.65
  Year ended 9/30/90.......    6.47        0.40       (0.13)       0.27       (0.40)      (0.12)        (0.25)           6.22
  Year ended 9/30/89.......    6.29        0.42        0.19        0.61       (0.42)      (0.01)         0.18            6.47
  Year ended 9/30/88.......    6.01        0.42        0.39        0.81       (0.42)      (0.11)         0.28            6.29
  Year ended 9/30/87.......    6.73        0.45       (0.59)      (0.14)      (0.45)      (0.13)        (0.72)           6.01

California Quality Series--Class D

  Year ended 9/30/96.......    6.63        0.28        0.12        0.40       (0.28)      (0.01)         0.11            6.74

  Year ended 9/30/95.......    6.38        0.28        0.31        0.59       (0.28)      (0.06)         0.25            6.63

  2/1/94*- 9/30/94 ........    7.13        0.19       (0.75)      (0.56)      (0.19)         --         (0.75)           6.38

Florida Series--Class A
  Year ended 9/30/96.......    7.71        0.38        0.04        0.42       (0.38)      (0.08)        (0.04)           7.67
  Year ended 9/30/95.......    7.34        0.40        0.37        0.77       (0.40)         --          0.37            7.71
  Year ended 9/30/94.......    8.20        0.42       (0.74)      (0.32)      (0.42)      (0.12)        (0.86)           7.34
  Year ended 9/30/93.......    7.56        0.46        0.65        1.11       (0.46)      (0.01)         0.64            8.20
  Year ended 9/30/92.......    7.37        0.47        0.19        0.66       (0.47)         --          0.19            7.56
  Year ended 9/30/91.......    6.90        0.43        0.47        0.90       (0.43)         --          0.47            7.37
  Year ended 9/30/90.......    6.99        0.45       (0.09)       0.36       (0.45)         --         (0.09)           6.90
  Year ended 9/30/89.......    6.71        0.46        0.28        0.74       (0.46)         --          0.28            6.99
  Year ended 9/30/88.......    6.02        0.47        0.69        1.16       (0.47)         --          0.69            6.71
  11/17/86*- 9/30/87.......    7.14        0.40       (1.12)      (0.72)      (0.40)         --         (1.12)           6.02

Florida Series--Class D
  Year ended 9/30/96.......    7.72        0.32        0.04        0.36       (0.32)      (0.08)        (0.04)           7.68
  Year ended 9/30/95.......    7.34        0.34        0.38        0.72       (0.34)         --          0.38            7.72

    2/1/94*- 9/30/94 ......    8.10        0.24       (0.76)      (0.52)      (0.24)         --         (0.76)           7.34

North Carolina Series--Class A

  Year ended 9/30/96.......    7.74        0.37        0.11        0.48       (0.37)      (0.01)         0.10            7.84

  Year ended 9/30/95.......    7.30        0.39        0.45        0.84       (0.39)      (0.01)         0.44            7.74
  Year ended 9/30/94.......    8.22        0.41       (0.87)      (0.46)      (0.41)      (0.05)        (0.92)           7.30
  Year ended 9/30/93.......    7.61        0.43        0.63        1.06       (0.43)      (0.02)         0.61            8.22
  Year ended 9/30/92.......    7.39        0.44        0.22        0.66       (0.44)         --          0.22            7.61
  Year ended 9/30/91.......    7.04        0.45        0.35        0.80       (0.45)         --          0.35            7.39
  8/27/90*- 9/30/90........    7.14        0.03       (0.10)      (0.07)      (0.03)         --         (0.10)           7.04
North Carolina Series--Class D

  Year ended 9/30/96.......    7.74        0.31        0.10        0.41       (0.31)      (0.01)         0.09            7.83

  Year ended 9/30/95.......    7.29        0.33        0.46        0.79       (0.33)      (0.01)         0.45            7.74
  2/1/94*- 9/30/94 ........    8.17        0.23       (0.88)      (0.65)      (0.23)         --         (0.88)           7.29


New Jersey--Class A
  Year ended 9/30/96.......    7.59        0.39        0.01        0.40       (0.39)         --          0.01            7.60
  Year ended 9/30/95.......    7.40        0.39        0.29        0.68       (0.39)      (0.10)         0.19            7.59
  Year ended 9/30/94.......    8.24        0.41       (0.74)      (0.33)      (0.41)      (0.10)        (0.84)           7.40
  Year ended 9/30/93.......    7.74        0.42        0.61        1.03       (0.42)      (0.11)         0.50            8.24
  Year ended 9/30/92.......    7.49        0.44        0.27        0.71       (0.44)      (0.02)         0.25            7.74
  Year ended 9/30/91.......    7.01        0.44        0.51        0.95       (0.44)      (0.03)         0.48            7.49
  Year ended 9/30/90.......    7.17        0.45       (0.10)       0.35       (0.45)      (0.06)        (0.16)           7.01
  Year ended 9/30/89.......    6.98        0.48        0.19        0.67       (0.48)         --          0.19            7.17
  2/16/88*- 9/30/88........    7.14        0.30       (0.16)       0.14       (0.30)         --         (0.16)           6.98



New Jersey--Class D
  Year ended 9/30/96.......    7.67        0.33        0.01        0.34       (0.33)         --          0.01            7.68
  Year ended 9/30/95.......    7.48        0.33        0.29        0.62       (0.33)      (0.10)         0.19            7.67
  2/1/94*- 9/30/94.........    8.14        0.23       (0.66)      (0.43)      (0.23)         --         (0.66)           7.48



Pennsylvania--Class A
  Year ended 9/30/96.......    7.79        0.38        0.12        0.50       (0.38)      (0.09)         0.03            7.82
  Year ended 9/30/95.......    7.55        0.38        0.37        0.75       (0.38)      (0.13)         0.24            7.79
  Year ended 9/30/94.......    8.61        0.39       (0.80)      (0.41)      (0.39)      (0.26)        (1.06)           7.55
  Year ended 9/30/93.......    8.02        0.42        0.71        1.13       (0.42)      (0.12)         0.59            8.61
  Year ended 9/30/92.......    7.74        0.46        0.30        0.76       (0.46)      (0.02)         0.28            8.02
  Year ended 9/30/91.......    7.34        0.47        0.49        0.96       (0.47)      (0.09)         0.40            7.74
  Year ended 9/30/90.......    7.50        0.47       (0.16)       0.31       (0.47)         --         (0.16)           7.34
  Year ended 9/30/89.......    7.31        0.49        0.19        0.68       (0.49)         --          0.19            7.50
  Year ended 9/30/88.......    6.76        0.50        0.56        1.06       (0.50)      (0.01)         0.55            7.31
  Year ended 9/30/87.......    7.58        0.51       (0.81)      (0.30)      (0.51)      (0.01)        (0.82)           6.76
Pennsylvania--Class D
  Year ended 9/30/96.......    7.78        0.32        0.12        0.44       (0.32)      (0.09)         0.03            7.81
  Year ended 9/30/95.......    7.54        0.31        0.37        0.68       (0.31)      (0.13)         0.24            7.78


  2/1/94*- 9/30/94.........    8.37        0.22       (0.83)      (0.61)      (0.22)         --         (0.83)           7.54



----------

   o During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees .

  * Commencement of offering of shares.



                                                       RATIO OF                                                          ADJUSTED
                                                          NET                                              ADJUSTED    RATIO OF NET
                           TOTAL RETURN    RATIO OF   INVESTMENT                             ADJUSTED NET  RATIO OF      INVESTMENT
                             BASED ON      EXPENSES     INCOME                NET ASSETS AT   INVESTMENT  EXPENSES TO      INCOME
                            NET ASSET     TO AVERAGE  TO AVERAGE  PORTFOLIO   END OF PERIOD     INCOME    AVERAGE NET    TO AVERAGE
                               VALUE     NET ASSETS0  NET ASSETS0  TURNOVER  (000'S OMITTED)  PER SHARE0    ASSETS0     NET ASSETS0
                               -----     -----------  -----------  --------  ---------------  ----------    -------     -----------


California Quality Series--Class A
  Year ended 9/30/96 ......  7.00%        0.79%          5.11%       12.84%     $ 95,560
  Year ended 9/30/95 ...... 10.85         0.89           5.34        11.24        94,947
  Year ended 9/30/94 ...... (5.46)        0.81           5.20        22.16        99,020
  Year ended 9/30/93 ...... 13.92         0.82           5.30        15.67       111,732
  Year ended 9/30/92 ......  9.56         0.78           5.86        34.25        93,557
  Year ended 9/30/91 ...... 14.35         0.78           6.19        20.11        77,884
  Year ended 9/30/90 ......  4.22         0.83           6.31        28.61        61,854
  Year ended 9/30/89 ......  9.86         0.85           6.53        57.85        59,258
  Year ended 9/30/88 ...... 14.37         0.86           6.74        46.47        58,608
  Year ended 9/30/87 ...... (2.59)        0.77           6.76        15.17        58,872
California Quality Series-- Class D
  Year ended 9/30/96 ......  6.20         1.69           4.21        12.84         1,645
  Year ended 9/30/95 ......  9.61         1.88           4.36        11.24           863
  2/1/94*- 9/30/94 ........ (8.01)        1.77+          4.39+       22.16++         812
Florida Series--Class A
  Year ended 9/30/96 ......  5.54         0.97           4.90        18.53        45,200    $    0.38         0.97%         4.90%
  Year ended 9/30/95 ...... 10.87         0.72           5.38        11.82        49,030         0.37         1.03          5.07
  Year ended 9/30/94 ...... (3.99)        0.42           5.49         6.17        49,897         0.38         1.00          4.91
  Year ended 9/30/93 ...... 15.21         0.23           5.82        16.42        52,855         0.40         1.03          5.01
  Year ended 9/30/92 ......  9.24         0.17           6.32        12.62        37,957         0.41         1.02          5.47
  Year ended 9/30/91 ...... 13.41         0.90           6.00      --             28,173         0.42         1.15          5.75
  Year ended 9/30/90 ......  5.23         0.65           6.44        13.08        24,025         0.44         0.90          6.20
  Year ended 9/30/89 ...... 11.28         0.69           6.61         2.41        23,062         0.44         0.94          6.36
  Year ended 9/30/88 ...... 19.82         0.67           7.18         1.07        20,457         0.45         0.91          6.93
  11/17/86*- 9/30/87 ......(10.74)        0.50+          6.85+       28.52        22,228         0.37         1.01+         6.35+
Florida Series--Class D
  Year ended 9/30/96 ......  4.74         1.73           4.14        18.53         1,277         0.32         1.73          4.14
  Year ended 9/30/95 ...... 10.07         1.66           4.53        11.82           603         0.31         1.97          4.22
    2/1/94*- 9/30/94 ...... (6.64)        1.29+          4.61+        6.17++         244         0.21         1.84+         4.06+
North Carolina Series--Class A
  Year ended 9/30/96 ......  6.39         1.05           4.75        15.12        35,934         0.37         1.06          4.74
  Year ended 9/30/95 ...... 11.92         0.82           5.21         4.38        37,446         0.36         1.18          4.85
  Year ended 9/30/94 ...... (5.80)        0.44           5.29        15.61        38,920         0.35         1.13          4.60
  Year ended 9/30/93 ...... 14.46         0.23           5.44         3.13        38,828         0.35         1.22          4.45
  Year ended 9/30/92 ......  9.23         0.14           5.83        12.51        21,836         0.34         1.40          4.57
  Year ended 9/30/91 ...... 11.97         0.07           6.10      --              9,255         0.22         3.22          2.96
  8/27/90*- 9/30/90 ....... (1.40)        0.94+          4.48+     --              1,377         0.01         4.48+         1.04+
North Carolina Series--Class D
  Year ended 9/30/96 ......  5.45         1.81           3.99        15.12         1,232         0.31         1.82          3.98
  Year ended 9/30/95 ...... 11.19         1.64           4.42         4.38         1,257         0.31         2.00          4.06
  2/1/94*- 9/30/94 ........ (8.15)        1.27+          4.49+       15.61++       1,282         0.20         1.95+         3.82+
New Jersey--Class A
  Year ended 9/30/96 ......  5.37         1.02           5.06        25.65                                                 66.293
  Year ended 9/30/95 ......  9.77         1.01           5.29         4.66        73,561         0.39         1.06          5.24
  Year ended 9/30/94 ...... (4.25)        0.90           5.24        12.13        73,942         0.40         1.07          5.07
  Year ended 9/30/93 ...... 14.02         0.86           5.37        15.90        82,447         0.40         1.11          5.12
  Year ended 9/30/92 ......  9.70         0.85           5.74        27.13        74,256         0.42         1.10          5.49
  Year ended 9/30/91 ...... 13.97         0.81           6.02        14.64        65,044         0.42         1.11          5.72
  Year ended 9/30/90 ......  5.04         0.81           6.32        37.26        54,287         0.43         1.12          6.01
  Year ended 9/30/89 ......  9.91         0.57           6.70        16.10        51,015         0.44         1.17          6.10
  2/16/88*- 9/30/88 .......  1.96         0.40+          6.92+        8.20        35,563         0.26         1.36+         5.96+
New Jersey--Class D
  Year ended 9/30/96 ......  4.56         1.79           4.29        25.65         1,152
  Year ended 9/30/95 ......  8.79         1.89           4.45         4.66         1,190         0.33         1.94          4.40
  2/1/94*- 9/30/94 ........ (5.47)        1.75+          4.37+       12.13++         986         0.22         1.87+         4.25+
Pennsylvania--Class A
  Year ended 9/30/96 ......  6.57         1.11           4.82         4.56        31,139
  Year ended 9/30/95 ...... 10.55         1.21           5.05        11.78        33,251
  Year ended 9/30/94 ...... (5.00)        1.16           4.91         7.71        34,943
  Year ended 9/30/93 ...... 14.71         1.19           5.14        40.74        41,296
  Year ended 9/30/92 ...... 10.04         1.01           5.79        32.87        39,431         0.45         1.16          5.64
  Year ended 9/30/91 ...... 13.40         0.98           6.16        25.24        37,853         0.45         1.23          5.91
  Year ended 9/30/90 ......  4.13         0.06           6.24        40.64        35,572         0.45         1.31          5.99
  Year ended 9/30/89 ......  9.53         0.92           6.56         9.05        41,856         0.47         1.17          6.30
  Year ended 9/30/88 ...... 16.20         0.83           6.96         4.14        30,796         0.48         1.08          6.71
  Year ended 9/30/87 ...... (4.21)        0.58           6.78         9.19        30,014         0.47         1.12          6.24
Pennsylvania--Class D
  Year ended 9/30/96 ......  5.76         1.88           4.05         4.56           876
  Year ended 9/30/95 ......  9.53         2.23           4.10        11.78           426
  2/1/94*- 9/30/94 ........ (7.50)        2.00+          4.20+        7.71++          43

----------
  +    Annualized.
 ++    For the year ended 9/30/94.

ALTERNATIVE DISTRIBUTION SYSTEM

   Each Series offers two classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing charges. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being subject to higher ongoing charges and, for a one-year period, a CDSL.


   Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fee of Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load deducted at the time of purchase. Furthermore, the higher distribution fees on Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

   Investors who qualify for reduced initial sales loads, as described under "Purchase Of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000 or more.


   Alternatively, some investors might choose to have all of their funds invested initially by purchasing Class D shares, although remaining subject to a higher continuing distribution fee and, for a one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money which further reduces the impact of the Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.


   Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales load and higher distribution fees with respect to Class D shares in that the sales loads and distribution fees applicable to a Class provide for the financing of the distribution of the shares of the Series.


   The two classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or applicable state law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fee of each class. Class D shares bear higher distribution expenses which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges.


   The Directors or Trustees of each Fund believe that no conflict of interest currently exists between the Class A and Class D shares of each Series. On an ongoing basis, they, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises. For this purpose, they will monitor the Funds for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

   DIFFERENCES BETWEEN CLASSES. The primary differences between Class A and Class D shares are their sales load structures and ongoing expenses as set forth below. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                  ANNUAL 12B-1 FEES
                                  (AS A % OF AVERAGE
         SALES LOAD               DAILY NET ASSETS)     OTHER INFORMATION
         ----------               ------------------    -----------------

CLASS A    Maximum initial        Service fee of        Initial sales load
           sales load of 4.75%    .25%.                 waived or reduced
           of the public                                for certain
           offering price.                              purchases.


                                                        CDSL of 1% on
                                                        redemptions within
                                                        18 months of
                                                        purchase on
                                                        shares on which
                                                        initial sales load
                                                        was waived in full
                                                        due to the size of
                                                        the purchase.


CLASS D    None                   Service fee of        CDSL of 1% on
                                  .25%; Distribution    redemptions within
                                  fee of .75%.          one year of
                                                        purchase.



INVESTMENT OBJECTIVES AND POLICIES



MUNICIPAL SECURITIES

   As used in this Prospectus, "municipal securities" refers to short-term notes, commercial paper and intermediate and long-term bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions (such as counties, cities, boroughs, townships, school districts and authorities), agencies, and instrumentalities, the interest on which is, in the opinion of counsel to the issuers, exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such interest may, however, be subject to the federal alternative minimum tax. Such securities are traded primarily in the over-the-counter market.

   Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses.

   The two principal classifications of municipal bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "industrial development bonds"
issued by or on behalf of public authorities to obtain funds for privately-operated facilities are eligible for purchase, provided that the interest paid thereon qualifies as exempt from regular federal income taxes and, in certain instances, applicable state and/or local taxes. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality. Interest earned from certain municipal securities (including certain industrial development bonds) that are private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), is treated as a preference item for purposes of the alternative minimum tax. Each Series may invest any portion of its assets in municipal securities the interest on which is subject to the alternative minimum tax. Under normal circumstances, each Series will invest at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income tax (although such interest may be subject to the federal alternative minimum tax) and state or local income tax.

   Municipal notes generally are issued to provide for short-term capital needs and generally have maturities of 5 years or less. They include such securities as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Municipal commercial paper are short-term obligations generally having a maturity of less than nine months.

   It should be noted that municipal securities may be adversely affected by local political and economic conditions and developments within a particular state. For example, adverse conditions in an industry that is significant to the state could have a correspondingly adverse effect on specific issuers within the state or on anticipated revenue of the issuing state; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenue. The value of municipal securities is dependent on a variety of factors, including general conditions in the money markets or the municipal bond markets, political and economic factors nationally or within a state, the size of the particular offering, the supply of municipal bonds, the maturity of the obligation, the credit quality and rating of the issue and the assistance provided to the bond issuing authority by the applicable state. Under normal market conditions, if general market interest rates are increasing, the prices of bonds will decrease. In a market of decreasing interest rates, the opposite will generally be true. In either case, the longer the maturity, the greater the effect. A more detailed description of the municipal securities in which each Series may invest and special factors relating to them is set forth in each Series' Statement of Additional Information.



SELIGMAN MUNICIPAL FUND SERIES, INC.


   The Municipal Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, incorporated in Maryland on August 8, 1983. The Municipal Fund consists of a National Series and twelve state Series, as described below. The Municipal Fund State Series offer investments in the following states:


          Colorado             Minnesota
          Georgia              Missouri
          Louisiana            New York
          Maryland             Ohio
          Massachusetts        Oregon
          Michigan             South Carolina


   NATIONAL SERIES seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Under normal market conditions, the National Series attempts to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. There can be no assurance that the National Series will be able to meet its investment objective.

   MUNICIPAL FUND STATE SERIES each seek to maximize income exempt from regular federal income taxes and from the personal income taxes of its designated state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each Municipal Fund State Series attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income taxes and from the personal income taxes of the designated state. Such interest, however, may be subject to the federal alternative minimum tax. Each Municipal Fund State Series may also invest in municipal securities of issuers outside its designated state if such securities bear interest that is exempt from regular federal income taxes and personal income taxes of the state. If, in abnormal market conditions, in the judgment of the Manager, municipal securities satisfying the investment objective of any of the Municipal Fund State Series are not available or for other defensive purposes, such Municipal Fund State Series may temporarily invest up to 20% of the value of its net assets in instruments the interest on which is exempt from regular federal income taxes, but not State personal income taxes. Such securities would include those set forth under "Municipal Securities" above, that would otherwise meet the Series' objective. There can be no assurance that a Municipal Fund State Series will be able to meet its investment objective.

   Each Municipal Fund State Series and the National Series are expected to invest principally, without percentage limitations, in municipal securities that are rated investment grade on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities.

   In unusual circumstances, the Municipal Fund may invest up to 20% of the value of its net assets on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of "Acceptable Banking Institutions". Acceptable Banking Institutions are defined as the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest (based on assets) foreign banks with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

SELIGMAN MUNICIPAL SERIES TRUST

   The Municipal Trust is a non-diversified open-end management investment company, organized as an unincorporated business trust under the laws of Massachusetts on July 27, 1984. The Municipal Trust consists of Seligman North Carolina Municipal Series, Seligman Florida Municipal Series, Seligman California Municipal Quality Series and Seligman California Municipal High-Yield Series.

   SELIGMAN NORTH CAROLINA MUNICIPAL SERIES (the "North Carolina Series") and SELIGMAN FLORIDA MUNICIPAL SERIES (the "Florida Series") each seek high income exempt from regular federal income taxes (and with respect to the North Carolina Series, North Carolina personal income taxes) consistent with preservation of capital and with consideration given to capital gain by investing in North Carolina or Florida municipal securities, as applicable, and investment grade commercial paper rated within the two highest rating categories, on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager and under the supervision of the Trustees, it is believed that such securities are of comparable quality to investment grade securities. There can be no assurance that a Series will be able to meet its investment objective.

   Each Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in North Carolina or Florida municipal securities, as applicable, the interest on which is exempt from regular federal taxes and, if applicable, North Carolina personal taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, North Carolina or Florida municipal securities satisfying such Series' objective may not be purchased, the Municipal Trust may make temporary investments in securities issued by states other than North Carolina or Florida. Moreover, under such conditions and for defensive purposes, a Series may make temporary investments in high-quality securities, the interest on which is not exempt from federal income tax or, if applicable, North Carolina personal taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated

AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.


   Each Series is permitted to purchase project notes and standby commitments; however, neither Series has any present intention of investing in such securities.


   SELIGMAN CALIFORNIA MUNICIPAL QUALITY SERIES (the "California Quality Series") seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are within the three highest ratings of Moody's (Aaa, Aa, A for bonds; MIG1, MIG2, MIG3, for notes; P-1 for commercial paper) or S&P (AAA, AA, A for bonds; SP-1, SP-2 for notes; A-1+, A-1/A-2 for commercial paper). The Series also may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to the rated securities in which the series may invest. The securities held by the California Quality Series ordinarily will have maturities in excess of one year. There can be no assurance that the California Quality Series will be able to meet its investment objective.

   SELIGMAN CALIFORNIA MUNICIPAL HIGH-YIELD SERIES (the "California High-Yield Series") seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are rated within the medium to lower rating categories of Moody's (Baa or lower for bonds; MIG3 or lower for notes; P-2 or lower for commercial paper) or S&P (BBB or lower for bonds; A-2 or lower for commercial paper). The Series may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to securities with a medium or low credit rating. The securities held by the Series ordinarily will have maturities in excess of one year. There can be no assurance that the Series will be able to meet its investment objective.

   The securities in which the California High-Yield Series invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rating categories. Shares of the California High-Yield Series are appropriate only for those investors who can bear the risk inherent in seeking the highest tax-exempt yields.

   During the fiscal year ended September 30, 1996 the weighted average ratings of the California municipal long-term securities held by the California High-Yield Series were as follows:


                                          PERCENTAGE OF TOTAL
              S&P/MOODY'S RATINGS            INVESTMENTS
            -----------------------     --------------------

AAA/Aaa ....................................      6%
AA/Aa ......................................      9%
A/A ........................................     37%
BBB/Baa ....................................     24%
BB/Ba ......................................      --
B/B ........................................      --
CCC/Caa ....................................      --
Unrated ....................................     24%

   California municipal securities in the fourth rating category of Moody's and S&P, although commonly referred to as investment grade, may have some speculative characteristics that may affect the issuer's ability to pay interest and repay principal. California municipal securities rated below the fourth category are subject to greater risk of loss of principal and interest than higher-rated securities, as they are predominantly speculative with respect to the issuer's ability to pay interest and repay principal. California municipal securities rated below BBB by S&P or Baa by Moody's are also more susceptible to price volatility due to general economic conditions and changes in interest rates. Since municipal securities are purchased from and sold to dealers, prices at which these securities are sold will be affected by the degree of interest of dealers to bid for them. In certain markets, dealers may be unwilling to make bids for the securities of certain issuers that the seller considers reasonable. Furthermore, because the net asset value of the California High-Yield Series' shares reflects the degree of willingness of dealers to bid for California municipal securities, the price of the California High-Yield Series' shares may be subject to greater fluctuation.


   Moody's and S&P's ratings are generally accepted measures of credit risk. They are, however, subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously. For a detailed description of the ratings, see Appendix A to the Series' Statement of Additional Information.


   The Manager attempts to minimize the risks to the California High-Yield Series inherent in the investment in lower-rated California municipal securities through analysis of the particular issuer and security, trends in interest rates and local and general economic conditions, diversification and when appropriate by investing a substantial portion of the Series' assets in California municipal securities rated in the fourth rating category or higher.

   Each of the California Quality Series and the California High-Yield Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and California personal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying a Series' objective may not be purchased, a Series may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than California. Moreover, under such conditions, a Series may make temporary investments in high-quality securities the interest on which is not exempt from either federal or California personal income taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking
Institutions, as defined above under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

   Furthermore, when economic or market conditions warrant, the California High-Yield Series may assume a temporary defensive position and invest up to 25% of the value of its net assets in California municipal securities rated within the three highest rating categories of Moody's or S&P. The securities which the Series will hold under this circumstance may have maturities of less than one year.

   Each of the California Quality Series and the California High-Yield Series may enter into stand-by commitments. Under a stand-by commitment, a Series obligates a dealer to repurchase at the Series' option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. A Series would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Municipal Trust, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will provide such authorization.

   The price which a Series would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. A Series will only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.


   Stand-by commitments with respect to portfolio securities of a Series with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of a Series with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.



SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

   The New Jersey Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on March 13, 1987.

   The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in New Jersey municipal securities that are rated investment grade on the date of investment. The New Jersey Fund also may invest in New Jersey municipal securities that, while not rated as investment grade, are not rated lower than B by S&P or Moody's, or if not rated, are believed, based upon credit analysis by the Manager, to have at least comparable credit to B rated securities. There can be no assurance that the New Jersey Fund will be able to meet its investment objective.

   The New Jersey Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income tax and New Jersey personal income tax. Such interest may, however, be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the New Jersey Fund's objective may not be purchased or for other temporary defensive purposes, the New Jersey Fund may make investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than New Jersey, or is exempt only from New Jersey personal income tax, such as securities issued by the U.S. Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the New Jersey Fund may also make temporary investments in fixed-income securities the interest on which is not exempt from either federal income tax or New Jersey personal income tax. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's), and certificates of deposit of Acceptable Banking Institutions as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

   The New Jersey Fund is permitted to purchase project notes and standby commitments; however, the New Jersey Fund has no present intention of investing in such securities.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

   The Pennsylvania Fund is a non-diversified, open-end management investment company organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

   The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital by investing in Pennsylvania municipal securities that are rated investment grade on the date of investment. The Pennsylvania Fund also may invest in unrated Pennsylvania municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities. The securities which the Pennsylvania Fund will hold ordinarily will have maturities in excess of one year. There can be no assurance that the Fund will be able to meet its investment objective.

   The Pennsylvania Fund will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and Pennsylvania income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the Pennsylvania Fund's objectives can not be purchased, the Pennsylvania Fund may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than Pennsylvania , or is exempt only from Pennsylvania income tax, such as securities issued by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the Pennsylvania Fund may make temporary investments in fixed-income securities the interest on which is not exempt from either federal or Pennsylvania income taxes. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

   Although the underlying  value and quality of particular  securities  will be considered in selecting investments for the Pennsylvania Fund, capital appreciation will not be a factor. However, the Pennsylvania Fund may sell securities held in its portfolio and, as a result, realize capital gain or loss, in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Pennsylvania Fund; honor redemption orders; meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administration expenses.

   The Pennsylvania Fund is authorized to purchase standby commitments; however, the Pennsylvania Fund has no present intention of investing in such securities.

GENERAL

   Each Fund, as a non-diversified investment company, is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series will comply with the diversification requirements of the Code, as amended, and has therefore adopted an investment restriction, which may not be changed without shareholder vote (except for the New Jersey Fund), prohibiting each Series from purchasing with respect to 50% of the value of the respective Series' total assets, securities of any issuer if immediately thereafter more than 5% of such Series' total assets would be invested in the securities of any single issuer. Furthermore, as a matter of policy, with respect to 75% of each Series' assets, the respective Series may not purchase any revenue bonds if thereafter more than 5% of such Series' assets would be invested in revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors or Trustees, as applicable, without shareholder approval. In the view of the Manager, the above restriction and policy reduce the risk that might otherwise be associated with an investment in a non-diversified investment company.


   As a matter of policy, the Directors or Trustees, as applicable, will not change a Series' investment objective without a vote of a majority of the outstanding voting security of that Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

   A more detailed list of each Series' investment policies, including a list of those restrictions or investment activities that cannot be changed without a vote of a majority of the outstanding voting securities of a Series appears in the Series' Statement of Additional Information.

   Investment grade bonds and notes are within the four highest credit rating categories, and investment grade commercial paper is within the two highest credit rating categories, of Moody's (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1--P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1--SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated municipal securities of similar maturities. A detailed discussion of such characteristics and circumstances and their effect upon each Series appears in the Statements of Additional Information under the heading "Investment Objectives, Policies And Risks." A description of the credit ratings is contained in Appendix A to the Statements of Additional Information.



   ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities including restricted securities, (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Funds' Boards of Directors or Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, amount others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.



   WHEN ISSUED SECURITIES. Each Series may purchase municipal securities on a "when issued" basis, which means that delivery of and payment for such securities normally take place within 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result the yields obtained and the market value on such securities may be higher or lower on the date when the instruments are actually delivered to the buyer. A Series will generally purchase a municipal security sold on a when issued basis with the intention of actually acquiring the securities on the settlement date. Any gain realized from any such sale of securities will be subject to federal and state taxes.


   A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Funds' Custodian in connection with any purchase of when issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Series meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a greater or lesser value than the Series' payment obligations).

   VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on variable rate obligations is adjusted at predesignated periods and on floating rate obligations whenever there is a change in the market rate of interest on which the floating rate is based.

   The interest rate is set as a specific percentage of a designated base rate, such as the rate on a Treasury Bond or Bill or the prime rate at a major commercial bank. Such a bond generally provides that a Series can demand payment of the bond upon seven days' notice at an amount equal to par plus accrued interest, which amount, in unusual circumstances, may be more or less than the amount a Series paid for the bond.

   The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


   PARTICIPATION INTERESTS. From time to time, a Series may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of a Series.


   BORROWING. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets.


MANAGEMENT SERVICES

   THE MANAGER. The Board of Directors or Trustees, as applicable, provides broad supervision over the affairs of the Funds. Pursuant to Management Agreements approved by the Directors or Trustees and the shareholders of each Series, the Manager manages the investment of the assets of each Series and administers its business and other affairs. The address of the Manager is 100 Park Avenue, New York, NY 10017.


   In addition to serving the Funds, the Manager serves as manager of thirteen other investment companies which, together with the Funds, make up the "Seligman Group." The thirteen other companies are Seligman Capital Fund, Inc., Seligman
Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman
Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $14.2 billion at December 31, 1996. The Manager also provides investment management or advice to individual and institutional accounts having a December 31, 1996 value of approximately $4.2 billion.

     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of each Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.


   The Manager also provides senior management for Seligman Data Corp., a wholly owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeep-ing functions for each Fund, maintains the records of shareholder investment accounts and provides related services.


   The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to .50% of the average daily net assets of each Series on an annual basis. The Manager has from time to time voluntarily waived a portion of its management fee with respect to one or more of the Series. Each Fund pays all its expenses other than those assumed by the Manager; expenses are allocated among the Series of the Municipal Fund and of the Municipal Trust in a manner determined by the Directors or Trustees to be fair and equitable. The management fee paid by each Series expressed as a percentage of average daily net assets of that Series is presented in the following table for the fiscal year ended September 30,1996. Total expenses for each Series' Class A and D shares, expressed as an annualized percentage of average daily net assets, are also presented in the following table for the year ended September 30, 1996.


================================================================================
                                      ANNUALIZED EXPENSE
                 MANAGEMENT FEE RATE      RATIOS FOR
                  FOR THE YEAR ENDED    THE YEAR ENDED
  SERIES               9/30/96              9/30/96
  ------         -------------------  ------------------

                                      CLASS A     CLASS D
                                      -------     -------
  National...........   .50%           .80%       1.67%
  Colorado...........   .50%           .85%       1.75%
  Georgia............   .50%           .83%       1.73%
  Louisiana..........   .50%           .82%       1.72%
  Maryland...........   .50%           .84%       1.72%
  Massachusetts......   .50%           .80%       1.70%
  Michigan...........   .50%           .78%       1.68%
  Minnesota..........   .50%           .81%       1.71%
  Missouri...........   .50%           .86%       1.76%
  New York...........   .50%           .77%       1.68%
  Ohio...............   .50%           .77%       1.67%
  Oregon.............   .50%           .86%       1.76%
  South Carolina.....   .50%           .80%       1.70%
  California
    High-Yield.......   .50%           .84%       1.74%
  California Quality.   .50%           .79%       1.69%
  Florida............   .50%*          .97%       1.73%
  North Carolina.....   .49%*         1.05%       1.81%
  New Jersey.........   .50%          1.02%       1.79%
  Pennsylvania.......   .50%          1.11%       1.88%

  * During the year ended September 30, 1996 the Manager, at its discretion, waived a portion of its fees from the Florida and North Carolina Series.
================================================================================

   PORTFOLIO MANAGER. Thomas G. Moles, Vice President and Senior Portfolio Manager of each of the Funds, is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. He is responsible for approximately $2 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the Manager in 1983.

   The Manager's discussion of each Series' performance as well as a line graph illustrating comparative performance information between each Series of a Fund and the Lehman Brothers Municipal Bond Index is included in the respective Fund's fiscal 1996 Annual Report to shareholders. Copies of a Fund's Annual Report may be obtained, without charge, by calling or writing the Funds at the telephone numbers or address listed on the cover page of this Prospectus.


   PORTFOLIO TRANSACTIONS. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter.

   The Management Agreements recognize that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Funds as well as other clients.


   Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors or Trustees may determine, the Manager may consider sales of shares of the Funds (and, under applicable laws, of the other Seligman Mutual Funds) as a factor in the selection of dealers to execute portfolio transactions for the Funds.


   PORTFOLIO TURNOVER. A change in securities held by any Series is known as "portfolio turnover" and may involve the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of the securities as well as on the reinvestment of the proceeds in other securities. While it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover of any Series is not expected to exceed 100%.

PURCHASE OF SHARES


   Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.


   Each Series issues two classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.


   Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares--Initial Sales Load" below.


   THE  MINIMUM  AMOUNT  FOR  INITIAL  INVESTMENT  IS  $1,000  FOR EACH  SERIES;
SUBSEQUENT  INVESTMENTS  MUST  BE IN THE  MINIMUM  AMOUNT  OF $100  (EXCEPT  FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUNDS RESERVE THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIX(SM) ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT SELIGMAN DATA CORP.


   Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.



   Payment for dealer purchases may be made by check or by wire. To wire payments, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Fund and Series) (A or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Funds make no charge for this service, the transmitting bank may impose a wire service fee.

   Current shareholders may purchase additional shares of the Fund at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Fund or Series name and class of shares (A or D). If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.


   Seligman Data Corp. may charge a $10.00 processing fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Funds and their shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.

   VALUATION. The net asset value of a Series' shares is determined as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time), each day, Monday through Friday, except on days that the NYSE is closed. Net asset value is calculated separately for each class of a Series. Municipal securities and short-term holdings maturing in more than 60 days are valued based on quotations provided by an independent pricing service, approved by the Directors or Trustees, or in the absence thereof, at fair value as determined in accordance with procedures approved by the Directors or Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Taxable securities are valued at market value, or in the absence thereof, fair value as determined in accordance with procedures approved by the Directors or Trustees.

   Although the legal rights of Class A and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class D shares. In addition, net asset value per share of the two classes will be effected to the extent any other class expenses differ among classes.

   CLASS A SHARES -- INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans" below.

================================================================================
                      CLASS A SHARES -- SALES LOAD SCHEDULE

                            SALES LOAD AS A
                              PERCENTAGE OF            REGULAR
                           --------------------         DEALER
                                     NET AMOUNT        DISCOUNT
                                      INVESTED         AS A % OF
                           OFFERING  (NET ASSET        OFFERING
    AMOUNT OF PURCHASE       PRICE      VALUE)          PRICE
    ------------------     --------  ----------        ---------
     Less than  $ 50,000     4.75%      4.99%            4.25%
    $  50,000-    99,999     4.00       4.17             3.50
      100,000-   249,999     3.50       3.63             3.00
      250,000-   499,999     2.50       2.56             2.25
      500,000-   999,999     2.00       2.04             1.75
    1,000,000-  or more*        0          0                0

  * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase Of Shares--Contingent Deferred Sales Load."
================================================================================

   There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.


   SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows; 1.00% NAV of sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


   SFSI shall also pay broker/dealers, from its own resources, a fee in respect of certain investments in Class A shares of the Seligman Mutual Funds by an "eligible employee benefit plan" (as defined below under "Special Programs") which are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i)
$500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.


   REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

   Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

   o VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

   o THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts.

   o A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 55.

   SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses, (and family members of the foregoing) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

   Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives similar to a Series who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

   Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.


   CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares.

   CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class D shares which were purchased during the preceding twelve months. The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations (as defined under
"Administration, Shareholder Services and Distribution Plan") at the time of sale.

   A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee Benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. No CDSL will be imposed on shares acquired though the investment of dividends or distributions from any Class A or Class D shares of mutual funds in the Seligman Group.

   To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less.


   For example, assume an investor purchased 100 shares in January at a price of $10.00 per share. During the first year, 5 additional shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:


  Total shares to be redeemed
    (122.449 @ $12.25) as follows:               $1,500.00
                                                 =========
  Dividend/Distribution shares
    (5 @ $12.25)                                 $   61.25
  Shares over 1 year old
    (100 @ $12.25)                                1,225.00
  Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)                          213.75
                                                 ---------
  Gross proceeds of redemption                   $1,500.00
  Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                            (2.09)
                                                 ---------
  Net proceeds of redemption                     $1,497.91
                                                 =========



   For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   The CDSL will be waived or reduced in the following instances:


   (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Code; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA") due to death, disability, or attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors or Trustees of the Funds; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an automatic cash withdrawal service; and
(f) in connection with the redemption of shares of a Fund if it is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.

   If, with respect to a redemption of any Class A or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

   SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ a registered representative who has sold or may sell a significant amount of shares of a Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

   A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

   FOR INVESTORS WHO PURCHASE SHARES BY COMPLETING AND SUBMITTING AN ACCOUNT APPLICATION (EXCEPT THOSE ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS):
Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.


   FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

   FOR ACCOUNTS REGISTERED AS TRUSTS (UNLESS THE TRUSTEE AND SOLE BENEFICIARY ARE THE SAME PERSON), CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone services are not available.


   All Seligman Mutual Funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

   For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.


   During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder should consider using other redemption or exchange procedures. Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and a Series' net asset value may fluctuate during such periods.

   Each Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as each Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where a Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If a Fund or Seligman Data Corp. does not follow the procedures described above, such Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone transaction services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES

   A shareholder may redeem shares held in book credit form ("uncertificated") without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery, to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form, by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the name of the Series, the account number, class of shares (A or D) and number of shares or dollar amount to be redeemed. The Funds cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

   If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). A Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE. In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more, are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase Of Shares--Class A Shares--Initial Sales Load" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares -- Class D Shares" above.

   A shareholder may also "sell" shares to a Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Funds make no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined at the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to a Fund only through a broker/dealer.


   TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares payable to the address of record may be made once per day, in an amount of up to $50,000 per account. Telephone redemption requests received by Seligman Data Corp. at
(800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

   For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


   CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in a Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the account associated with the Series in which the shareholder is invested, in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Holders of Class A shares should bear in mind that check redemptions of Class A shares acquired at net asset value due to the size of the purchase may be subject to a CDSL. Holder of Class D shares may use this Service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this Service is subject to Boston Safe Deposit and Trust Co. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each Series.

   There is no charge for use of checks. When honoring a check that was processed for payment, Boston Safe Deposit and Trust Co. will cause a Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check and any applicable CDSL. If shares are owned jointly, redemption checks will need to be signed by all persons, unless otherwise elected under Section 6 of the Account Application, in which case a single signature will be acceptable.

   In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient in a Series to cover the amount of checks written on that Series. If insufficient shares are in the account, the check will be returned marked "insufficient funds." THE FUNDS WILL NOT REDEEM SHARES OF ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

   Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and Seligman Data Corp. has a certified Tax Identification Number on file.

   Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by a Fund or Boston Safe Deposit and Trust Co. See "Terms and Conditions" on page 53.


   FOR THE PROTECTION OF THE FUNDS AND THEIR SHAREHOLDERS, NO PROCEEDS OF A CHECK REDEMPTION WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. HAS RECEIVED NOTICE THAT THE CHECK HAS CLEARED, WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF SUCH SHARES TO THE SHAREHOLDER'S ACCOUNT.

   GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. The Funds will not permit redemptions of shares with respect to shares purchased by check (unless certified) until Seligman Data Corp. has received notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

   The Funds reserve the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than minimum amount specified by the Funds' Directors or Trustees, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.


REINSTATEMENT PRIVILEGE


   If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Series or any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is accepted. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY RE-DEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

   Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

   Under each Fund's Administration, Shareholder Services and Distribution Plan (the "Plan"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of a Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.


   Under its Plan, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of a Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors or Trustees of the Funds.


   The Plan, as it relates to Class A shares of the Municipal Fund, was first approved by the Directors on July 21, 1992 and by the shareholders of each Series on November 23, 1992. The Plan, as it relates to the Class A shares of the California High-Yield Series and the California Quality Series, was first approved by the Trustees on July 21, 1992 and by the shareholders on November 23, 1992. The Plan, as it relates to the Class A shares of the Florida Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on December 7, 1990. The Plan, as it relates to Class A shares of the North Carolina Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on April 11, 1991. The Plan, as it relates to the Class A shares of the New Jersey Fund, was first approved by the Directors on January 12, 1988 and by the shareholders on December 16, 1988. The Plan, as it relates to the Class A shares of the Pennsylvania Fund, was first approved by the Trustees on June 10, 1986 and by the shareholders on April 23, 1987. The total amounts paid for the year ended September 30, 1996 in respect of each Series' Class A shares' average daily net assets pursuant to the Plan were as follows:

                                                   % OF
                                                  AVERAGE
   SERIES                                       NET ASSETS
   ------                                       ----------
National....................................        .09%
Colorado....................................        .10
Georgia.....................................        .09
Louisiana...................................        .10
Maryland....................................        .10
Massachusetts...............................        .10
Michigan....................................        .10
Minnesota...................................        .10
Missouri....................................        .10
New York....................................        .09
Ohio........................................        .10
Oregon......................................        .10
South Carolina..............................        .10
California High-Yield.......................        .10
California Quality..........................        .10
Florida.....................................        .24
North Carolina..............................        .24
New Jersey..................................        .23
Pennsylvania................................        .23

   Under its Plan, each Series reimburses SFSI for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares. Proceeds from a Series' Class D distribution fee are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the 1% payment to be made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class D shares in one fiscal year may be paid from a Series' Class D Plan fees received in any other fiscal year. Each Plan, as it relates to Class D shares, was approved by the Directors or Trustees on November 18, 1993 and became effective February 1, 1994. The total amount paid for the year ended September 30, 1996, in respect of each Series' Class D shares pursuant to the Plan was 1.00% per annum of each Series' Class D shares' average daily net assets. Each Plan is reviewed by the Directors or Trustees annually.


   Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from a Series pursuant to its Plan for providing personal service and account maintenance to such accounts and other distribution services.


EXCHANGE PRIVILEGE

   A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of the other mutual funds in the Seligman Group. Exchanges may be made by mail or by telephone if the shareholder has telephone services.


   Class A and Class D shares may be exchanged only for Class A and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.

   If shares  that are  subject  to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the holding period of the original shares.

   Aside from the Series described in this Prospectus, the Seligman Mutual Funds available under the Exchange Privilege are:

   o SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

   o SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

   o SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

   o SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

   o SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, income may be considered but will only be incidental to the fund's investment objective.

   o SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

   o SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

   o SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

   o SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

   All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received between 8:30 a.m. and 4:00 p.m. Eastern time on any business day, by Seligman Data Corp. at (800) 221-2450 will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE
CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE, WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.

   The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, contact your authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

   A broker/dealer representative will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Group of Mutual Funds from any loss or liability incurred as a result of acceptance of telephone exchange orders. Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account.


   SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

   Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE FUNDS

   Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, a Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. A Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, each Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

   Each Series intends to declare dividends of net investment income daily. Dividends are paid on the 17th day of each month. If the 17th day of the month falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the previous business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the period.

   Shares will begin earning dividends on the day on which a Series receives payment and shares are issued. Shares continue to earn dividends through the date preceding the date they are redeemed or delivered subsequent to repurchase.

   Each Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.

   Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

   The per share dividends from net investment income on a Series' Class D shares will be lower than the per share dividends on a Series' Class A shares as a result of the higher distribution fee applicable with respect to a Series' Class D shares. Per share dividends of the two classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class D shares.

   Shareholders exchanging shares for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a share-holder redeems, sells, transfers or exchanges all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election.


TAXES

FEDERAL INCOME TAXES


   Each Series intends to continue to qualify as a regulated investment company under the Code. Thus qualified, each Series will be relieved of regular federal income tax on income distributed to shareholders provided that it distributes each year to its shareholders at least 90% of its net investment income and net short-term capital gains, if any.

   If, at the close of each quarter of its taxable year, at least 50% of each Series' total assets is invested in obligations exempt from regular federal income tax the Series will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes ("exempt interest dividends"). The total amount of exempt interest dividends paid by a Series to shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by a Series during the year less any expenses allocable to such interest.

   Distributions of net capital gain, i.e., the excess of net long-term capital gains over net short-term capital losses ("capital gain distributions") are taxable to shareholders as long-term capital gain, whether received in shares or cash, regardless of how long a shareholder has held shares in the Series, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28%. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Series' other investment income (other than exempt interest dividends) or from net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions will not, generally, be eligible for the dividends-received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

   Interest on indebtedness incurred or continued to purchase or carry shares of any Series will not be deductible for federal income tax purposes to the extent that the Series' distributions are exempt from federal income tax.

   Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized by a shareholder upon the sale of shares of a Series held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholders with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.

   In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by a Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.


   Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of any Series.

   UNLESS A SHAREHOLDER INCLUDES A TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, EACH FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, A FUND MAY BE FINED UP TO $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN

THE EVENT THAT SUCH A FINE IS IMPOSED, A FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. EACH FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITH RESPECT TO ANY UNCERTIFIED ACCOUNT IN ANY YEAR, A CORRESPONDING CHARGE MAY BE MADE AGAINST THAT ACCOUNT.


CALIFORNIA TAXES

   In the opinion of Sullivan & Cromwell, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the California Quality or California High-Yield Series consist of federally tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"), shareholders of each such Series who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Series attributable to interest received by each such Series on California Municipal Securities as well as on certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

   Interest on indebtedness incurred or continued to purchase or carry shares of the California Quality or California High-Yield Series will not be deductible for California personal income tax purposes to the extent such Series' distributions are exempt from California personal income tax.


   Prospective investors should be aware that an investment in these Series may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

COLORADO TAXES


   In the opinion of Ireland, Stapleton, Pryor & Pascoe, P.C., Colorado tax counsel to the Municipal Fund, individuals, trusts, estates and corporations who are holders of the Colorado Series and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Series dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest income received by the Colorado Series on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that Colorado Series distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Series are exempt from Colorado property taxes.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Colorado Series, at least 80% of the value of the net assets of the Colorado Series will be maintained in debt obligations which are exempt from regular federal income tax and Colorado income tax.


     The Colorado Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado obligations and exempt from the Colorado income tax.

FLORIDA TAXES

   Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Series will not be subject to any Florida state income tax on distributions received from the Florida Series. However,

Florida imposes an intangible personal property tax on shares of the Florida Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Series owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Florida Series' portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Series that is allocable to Florida under applicable Florida law.

GEORGIA TAXES

   In the opinion of King & Spalding, Georgia tax counsel to the Municipal Fund, under existing Georgia law, shareholders of the Georgia Series will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Series to the extent that such distributions represent "exempt-interest dividends" for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Series. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Series, at least 80% of the value of the net assets of the Georgia Series will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.


   The Georgia Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.


LOUISIANA TAXES

   In the opinion of Liskow & Lewis, Louisiana tax counsel to the Municipal Fund, based upon a private ruling obtained from the Louisiana Department of Revenue and Taxation (the "Department"), and subject to the current policies of the Department, shareholders of the Louisiana Series who are corporations; individuals and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Series dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies or instrumentalities. To the extent that distributions on the Louisiana Series are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.


   Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Series dividends.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Series in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.


   The Louisiana Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.


MARYLAND TAXES

   In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Municipal Fund, as long as dividends paid by the Maryland Series qualify as interest excludable under Section 103 of the Code and the Maryland Series qualifies as a "regulated investment company" under the Code, the portion of exempt-interest dividends that represents interest received by the Maryland Series on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Series.

   Gain realized by the Maryland Series from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission or instrumentality of the United States will not be subject to Maryland state and local income taxes.

   To the extent that distributions of the Maryland Series are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Series on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Series shares, such distributions will be subject to Maryland state and local income taxes.

   Income earned on certain private activity bonds will constitute a Maryland tax preference for individual shareholders. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Series to purchase or carry shares of the Maryland Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Series, at least 80% of the value of the net assets of the Maryland Series will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.


   The Maryland Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.


MASSACHUSETTS TAXES

   In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Municipal Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Series who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Series to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Series that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Series. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Series as capital gain.


   Massachusetts   Series   dividends  are  not  excluded  in  determining   the
Massachusetts excise tax on corporations.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Series in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.


   The Massachusetts Series will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

MICHIGAN TAXES


   In the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico) (collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. The Michigan Department of Treasury has issued a bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of U.S. obligations and obligations of the State of Michigan or of its political subdivisions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.


   The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

MINNESOTA TAXES


   In the opinion of Faegre & Benson Professional Limited Liability Partnership, Minnesota tax counsel to the Municipal Fund, provided that the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt- interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt- interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


   Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax.The Ohio Supreme Court, in a subsequent case involving the same taxpayer and the same issue, recently refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. The taxpayer has appealed to the United States Supreme Court, which has discretion to decide if it will hear the case. Even if the Court declines to consider the appeal, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


   Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt- interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates or trusts.

   Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

   Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Series will invest so that the 95% test described above is met.


   The Minnesota Series will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

MISSOURI TAXES


   In the opinion of Bryan Cave LLP, Missouri tax counsel to the Municipal Fund, dividends distributed to individual shareholders of the Missouri Series will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Fund to individual resident shareholders of the Missouri Series, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Series are not subject to Missouri personal property taxes.

   Dividends paid by the Missouri Series, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Series of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Series, at least 80% of the value of the net assets of the Missouri Series will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.


   The Missouri Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.


NEW JERSEY TAXES


   In the opinion of McCarter & English, New Jersey counsel to the New Jersey Fund, income distributions paid from a "qualified investment fund" are exempt from the New Jersey personal income tax, to the extent attributable to tax-exempt obligations specified by New Jersey law. As defined in N.J.S.A. 54A:6-14.1, a "qualified investment fund" is any investment or trust company, or series of such investment company or trust registered with the Securities and Exchange Commission, which for the calendar year in which a distribution is paid, has (i) no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto (such financial options, etc. being referred to herein as "Financial Instruments"), and (ii) which has at least 80% of the aggregate principal amount of all its investments, excluding Financial Instruments, to the extent such instruments are authorized by section 851(b) of the Code, cash and cash items, including receivables, invested in obligations issued by New Jersey, or in obligations that are free from state or local taxation under New Jersey and federal laws such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands ("Municipal Securities"). Interest income and gains realized by the New Jersey Fund upon disposition of obligations and distributed to the shareholders are exempt from the New Jersey personal income tax to the extent attributable to Municipal Securities. Gains resulting from the redemption or sale of shares of the New Jersey Fund would also be exempt from the New Jersey personal income tax.

   The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on Municipal Securities is included in the net income tax base for purposes of computing the corporation business tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

   The New Jersey Fund will notify shareholders by February 15 of each calendar year as to the amounts of all such dividends and distributions which are exempt from federal income taxes and New Jersey personal income tax and the amounts, if any, which are subject to such taxes. Shareholders are, however, urged to consult with their own tax advisors as to the federal, state or local tax consequences in their specific circumstances.

   Prospective investors should be aware that an investment in a state municipal fund may not be suitable for persons who do not receive income subject to income taxes of such state.


NEW YORK STATE AND CITY TAXES

   In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Series who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Series dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Series are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

   Dividends on the New York Series are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.


   Except during temporary defensive periods or when acceptable investments are unavailable to the New York Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Series in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.


   The Series will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

NORTH CAROLINA TAXES

   In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Series, distributions from the North Carolina Series to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the U.S. government and agencies and possessions of the United States, so long as in both cases the North Carolina Series provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Series attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the U.S. government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

   The North Carolina Series will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Series which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.


OHIO TAXES

   In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Municipal Fund, holders of the Ohio Series who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or school district or municipal income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Series to the extent that such distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the government of Puerto Rico, the Virgin Islands or Guam, provided that the Ohio Series qualifies as a "regulated investment company" for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Series will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.


   Dividends on shares of the Ohio Series that are attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Series are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or school district or municipal income taxes in Ohio.


   The Ohio Series is not subject to the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Municipal Fund complies with certain reporting requirements.

   Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Series in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.


   The Ohio Series will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Series.

OREGON TAXES


   In the opinion of Schwabe, Williamson & Wyatt, Oregon tax counsel to the Municipal Fund, under present law, individual shareholders of the Oregon Series will not be subject to Oregon personal income taxes on distributions received from the Oregon Series to the extent that such distributions (1) qualify as "exempt-interest dividends" under Section 852 (b)(5) of the Code and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.


   No portion of distributions from the Oregon Series are exempt from Oregon excise tax on corporations. However, shares of the Oregon Series are not subject to Oregon property tax.


   Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Series, at least 80% of the value of the net assets of the Oregon Series will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.


   The Oregon Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

PENNSYLVANIA TAXES


   In the opinion of Ballard Spahr Andrews & Ingersoll, Pennsylvania tax counsel to the Pennsylvania Fund, individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax will not be subject to Pennsylvania personal income tax on distributions from the Pennsylvania Fund to the extent that such distributions are attributable to interest paid on Pennsylvania Municipal Securities or U.S. Government obligations. Distributions attributable to most other sources, including distributions attributable to gain on the sale of such instruments, will not be exempt from Pennsylvania personal income tax.

   The same rules apply under the tax imposed by the Philadelphia School District on the unearned income of Philadelphia residents, except that all capital gain distributions are exempt from the School District tax regardless of the source from which they are paid.

   Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions from the Pennsylvania Fund that qualify as "exempt-interest dividends" for federal income tax purposes or are derived from interest on U.S. Government obligations.


   Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax will be exempt from Pennsylvania personal property tax on their shares of the Pennsylvania Fund to the extent that the Pennsylvania Fund portfolio consists of Pennsylvania Municipal Securities and U.S. Government obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.


   Shareholders will receive an annual Statement of Account and information regarding the federal and Pennsylvania income tax status of all distributions made during the year. Information will also be provided to individual Pennsylvania shareholders regarding the portion of the value of their shares, if any, subject to Pennsylvania personal property tax.


   Prospective investors should be aware that an investment in the Pennsylvania Fund may not be suitable for persons who are not residents of the State of Pennsylvania or who do not receive income subject to income taxes of the State. Investors should also be aware that there is litigation in progress in the Pennsylvania courts that may result in the personal property tax being declared unconstitutional in whole or in part.

SOUTH CAROLINA TAXES

   In the opinion of Sinkler & Boyd, South Carolina tax counsel to the Municipal Fund, shareholders of the South Carolina Series who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Series' dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority or commission exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Series' distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

   Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Series, at least 80% of the value of the net assets of the South Carolina Series will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.


   The South Carolina Series will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

OTHER STATE AND LOCAL TAXES


   The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Series may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Series may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities. Prospective investors should be aware that an investment in a certain Series may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

SHAREHOLDER INFORMATION


   Shareholders will be sent semi-annual reports regarding their Fund. General information about the Funds may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/ Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time and calls will be answered by a service representative. 24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIV AND CHECKBOOKS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP., SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


   ACCOUNT   SERVICES.   Shareholders   are  sent   confirmation   of  financial
transactions.

   Other investor services are available. These include:


   o INVEST-A-CHECK(R) enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholder's saving or checking account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accom-panied by a $100 minimum investment in conjunction with the monthly investment option, or a $250 minimum investment in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon Matrix(SM) Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions" on page 55).

   o AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of shares of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund, registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.


   o DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, the name of the Series and the class of shares in which the investment is to be made and the shareholder's account number.)

   o AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service, should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.

   o AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 55).


   o DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.


   o OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.


   o COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.


ADVERTISING A SERIES' PERFORMANCE


   From time to time, a Series advertises its "yield," "tax equivalent yield," "average annual total return" and "total return," each of which is calculated separately for each Series' Class A and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Series' class refers to the income generated by an investment in the Series over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one year, five years, and ten years or since the inception of the Series), i.e., the average annual compound rate of return, assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period. "Total return" is calculated with these same assumptions and shows the aggregate return on an investment in a class over a specified period (one year, five years and ten years or since the inception of the Series). Class A total return and average annual total return quoted from time to time are not adjusted for periods prior to commencement dates, December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield Series, California Quality Series, and each Series of the Municipal Fund, for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager of its fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.


   From time to time, reference may be made in advertising or promotional material to mutual fund rankings prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. Lipper ranks funds in various categories by making comparative calculations using total return. Each Series may quote its Lipper ranking in the Municipal Bond Fund category or the Single State Municipal Bond Fund category or its Lipper ranking for all municipal bond funds monitored by Lipper. In addition, each class of a Series may compare its total return over a certain period with the average performance of all funds in these Lipper categories for the same period. In calculating the total return of a Series' Class A and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements, or in other promotional material to articles, comments, listings and columns in the financial and other press pertaining to a Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION


   Each Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act. The Municipal Fund was incorporated in Maryland on August 8, 1983. The Municipal Trust was established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The New Jersey Fund was incorporated in Maryland on March 13, 1987. The Pennsylvania Fund was organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

   The Directors or Trustees of the Funds have authority to create and classify shares of capital stock or beneficial interest in separate Series, without further action by shareholders. The Declarations of Trust of the Pennsylvania Fund and the Municipal Trust permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in separate Series. To date, shares of thirteen Series of the Municipal Fund, four Series of the Municipal Trust, one Series of the New Jersey Fund and one Series of the Pennsylvania Fund have been authorized, which shares constitute the interests in the Series described herein. Further series may be added in the future. Each of the Series' capital stock or shares of beneficial interest has a par value of $.001 per share and is divided into two classes. Each share of each Series' Class A and Class D common stock or beneficial interest, as applicable, is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Each Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sales of multiple classes of common stock, or beneficial interest. In accordance with the Articles of Incorporation or Declaration of Trust of each Fund, the Board of Directors or Trustees may authorize the creation of additional classes of common stock or beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors or trustees, as applicable. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

   It is the intention of the Funds not to hold Annual Meetings of Shareholders. The Directors or Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act, or a Fund's Articles of Incorporation or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors or Trustees.

   The shareholders of a Massachusetts business trust (the Municipal Trust) or a Pennsylvania trust (the Pennsylvania Fund), could, under certain circumstances, be held personally liable as partners of its obligations. However, the Declaration of Trust of each of the Municipal Trust and the Pennsylvania Fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trusts and also provides for indemnification and reimbursement of expenses out of the Trusts, or Series thereof, for any shareholder held personally liable for obligations of the Trust, or Series thereof.


   THERE IS A POSSIBILITY THAT ONE FUND MIGHT BE LIABLE FOR ANY MISSTATEMENT, INACCURACY, OR INCOMPLETE DISCLOSURE IN THIS PROSPECTUS CONCERNING ANY OTHER FUND CONTAINED HEREIN. BASED ON THE ADVICE OF COUNSEL, HOWEVER, THE FUNDS BELIEVE THAT THE POTENTIAL LIABILITY OF EACH FUND WITH RESPECT TO THE DISCLOSURE IN THIS PROSPECTUS EXTENDS ONLY TO THE DISCLOSURE RELATING TO SUCH FUND.

                              TERMS AND CONDITIONS

                           GENERAL ACCOUNT INFORMATION

    Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If your check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. in writing at least five business days prior to the payable date. Stock certificates will not be issued unless requested. Replacement stock certificates will be subject to a surety fee.

                            INVEST-A-CHECK(R) SERVICE

    The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. Checks in the amount specified will be drawn automatically on the shareholder's bank on the fifth day of each month unless otherwise specified (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in your Account must equal not less than two regularly scheduled investments.  If a check is not  honored by the  shareholder's  bank,  or if the value of shares held falls below the required minimum, the Service will be suspended. In the event that a check is returned marked "unpaid," Seligman Data Corp. will cancel the purchase, redeem shares held in your account for an amount sufficient to reimburse a Series for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. Service will be reinstated upon written request indicating that the cause of interruption has been corrected. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Funds and their agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) service must be accompanied by a minimum initial investment of $100.

                        AUTOMATIC CASH WITHDRAWAL SERVICE

    Automatic Cash Withdrawal Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday). Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.

                     LETTER OF INTENT -- CLASS A SHARES ONLY

    Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. The shareholder may include the total asset value of shares of the Seligman Mutual Funds (on which an initial sales load was paid) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the shareholder and that the required additional escrowed shares are being furnished by the shareholder.

    Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is a sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                            CHECK REDEMPTION SERVICE

   The Check Redemption Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. For Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more, check redemption within 18 months of purchase may be subject to a CDSL. If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories. In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.





    The shareholder hereby authorizes Boston Safe Deposit and Trust Co. to honor checks drawn by the shareholder and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check and any applicable CDSL. Shares in one Series cannot be redeemed to cover a check written on another Series.

    Boston Safe Deposit and Trust Co. shall be liable only for its own negligence. A Fund will not be liable for any loss, expense or cost arising out of check redemptions. Each Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).

    SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE ACCOUNT AGAINST WHICH THE CHECK WAS DRAWN. NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE PERMITTED UNTIL THE FUND RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THOSE SHARES TO A SHAREHOLDER'S ACCOUNT.

                                                                            2/97

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1997
                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                                 100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 850-1864
                              Toll Free Telephone:
                 (800) 221-2450 - all continental United States





     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Fund Series, Inc. (the "Fund"), dated February 1, 1997. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     Each of the Fund's thirteen series offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year.



     Each share of Class A and Class D of a Series represents an identical legal interest in the investment portfolio of a series of the Fund and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.


                                TABLE OF CONTENTS


                                                                            Page



Investment Objectives, Policies And Risks .................................    2
Investment Limitations ....................................................    4
Directors And Officers ....................................................    5
Management And Expenses ...................................................    9
Administration, Shareholder Services
 And Distribution Plan ....................................................   12
Portfolio Transactions ....................................................   12
Purchase And Redemption of Fund Shares ....................................   12
Distribution Services .....................................................   15
Taxes .....................................................................   17
Valuation .................................................................   17
Performance Information ...................................................   18
General Information .......................................................   23
Financial Statements ......................................................   24
Appendix A ................................................................   25
Appendix B ................................................................   28
Appendix C ................................................................   60



TEA1A

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS


     The Fund is a non-diversified, open-end management investment company, or mutual fund, incorporated in Maryland on August 8, 1983. The Fund consists of thirteen separate Series: the National Municipal Series ("National Series") and the Colorado Municipal Series, the Georgia Municipal Series, the Louisiana Municipal Series, the Maryland Municipal Series, the Massachusetts Municipal Series, the Michigan Municipal Series, the Minnesota Municipal Series, the Missouri Municipal Series, the New York Municipal Series, the Ohio Municipal Series, the Oregon Municipal Series and the South Carolina Municipal Series (collectively, the "State Series").

     The National Series seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each State Series seeks to maximize income exempt from regular federal income taxes and from the personal income taxes of such state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

     Each Series of the Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of investment are within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1 - P-2 for commercial paper) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1 - SP-2, for notes; A-1+, A-1/A-2 for commercial paper). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Series of the Fund may invest in municipal securities which are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

     Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.


     A description of the credit rating categories is contained in Appendix A to this Statement.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.


Municipal Securities. Municipal securities include notes and bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Such securities are traded primarily in the over-the-counter market. A Series may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "Municipal Securities" in the Prospectus.


     Under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


Floating  Rate  and  Variable  Rate  Securities.   Each  Series  may  invest  in
participation interests purchased from banks in variable rate municipal securities (such as industrial development bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the Series' participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described in the Prospectus. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Series. A Series has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the Series' participation interest in the municipal security, plus accrued interest. Each Series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Series.

When-Issued Securities. Each Series may purchase municipal securities on a "when-issued" basis. Municipal securities purchased on a when-issued basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Series' assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.


Taxable Investments. Under normal market conditions, each Series will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions, if, in the judgment of the Manager, the municipal securities satisfying the Series' investment objectives may not be purchased, a Series may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not California personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Series' objectives.

     Also, in abnormal market conditions, a Series may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income taxes, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's Corporation ("S&P") or Aa3, or better, by Moody's Investors Service, Inc. ("Moody's")); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


     Such temporary investments in federal but not state municipal securities and fully taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Series' net assets under normal market conditions.


Portfolio Turnover. A Series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Series is known as "portfolio turnover" and may involve the payment by the Series of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for each Series for the fiscal years ended September 30, 1996 and 1995 were: National - 33.99% and 24.91%; Colorado -12.39% and 14.70%, Georgia - 16.24% and 3.36%, Louisiana -
10.08% and 4.82%, Maryland - 5.56% and 3.63%, Massachusetts - 26.30% and 16.68%,
Michigan - 19.62% and 20.48%; Minnesota - 26.89% and 5.57%; Missouri - 8.04% and 3.88%; New York - 25.88% and 34.05%; Ohio - 12.90% and 2.96%; Oregon - 28.65%
and 2.47% and South Carolina - 20.66% and 4.13%. The fluctuation of portfolio turnover ratios of certain Series during 1996 and 1995 resulted from conditions in a specific state and the market in general.


                             INVESTMENT LIMITATIONS

   Under each Series' fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Series, the Series may not:

1. Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

2. Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;


3. Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;


4. As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

5. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

6. Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

7. Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

8.   Write  or  purchase  put,  call,  straddle  or  spread  options;   purchase
     securities on margin or sell "short"; or underwrite the securities of other issuers;

9.   Purchase or sell commodities or commodity contracts; or

10. Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund has no present intention of entering into repurchase agreements.

     As a matter of policy, with respect to 75% of a Series' assets, no revenue bond will be purchased by a Series if as a result of such purchase more than 5% of such Series' assets would be invested in the revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors without shareholder approval.

     Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Series or (2) 67% or more of the shares of the Fund or of such Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*                      Director, Chairman  of the  Board, Chief
       (58)                             Executive  Officer  and  Chairman of the
                                        Executive Committee

                                        Managing Director and Chairman,  J. & W.
                                        Seligman & Co. Incorporated,  investment
                                        managers  and  advisers;   and  Seligman
                                        Advisors,  Inc., advisers;  Chairman and
                                        Chief  Executive  Officer,  the Seligman
                                        Group of Investment Companies; Chairman,
                                        Seligman   Financial   Services,   Inc.,
                                        broker/dealer;  Seligman Holdings, Inc.,
                                        holding  company;   Seligman   Services,
                                        Inc., broker/dealer;  and Carbo Ceramics
                                        Inc.,  ceramic proppants for oil and gas
                                        industry;  Director or Trustee, Seligman
                                        Data Corp.,  shareholder  service agent;
                                        Kerr-McGee   Corporation,    diversified
                                        energy   company;   and  Sarah  Lawrence
                                        College;  and a Member  of the  Board of
                                        Governors  of  the  Investment   Company
                                        Institute;  formerly, President, J. & W.
                                        Seligman & Co.  Incorporated,  Chairman,
                                        Seligman        Securities,        Inc.,
                                        broker/dealer;  and  J.  &  W.  Seligman
                                        Trust Company, trust company ; formerly, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*                          Director,  President  and  Member of the
       (44)                             Executive Committee

                                        Director,    President    and   Managing
                                        Director,   J.  &  W.   Seligman  &  Co.
                                        Incorporated,  investment  managers  and
                                        advisers;  and Seligman Advisors,  Inc.,
                                        advisers;   Director  or  Trustee,   the
                                        Seligman Group of Investment  Companies;
                                        President,   (with  the   exception   of
                                        Seligman  Quality  Municipal  Fund, Inc.
                                        and  Seligman  Select   Municipal  Fund,
                                        Inc.)  and  Director  or  Trustee,   the
                                        Seligman Group of Investment  Companies;
                                        Chairman,     Seligman    Data    Corp.,
                                        shareholder  service  agent;   Director,
                                        Seligman   Financial   Services,   Inc.,
                                        broker/dealer;  and  Seligman  Services,
                                        Inc.,    broker/dealer;    Senior   Vice
                                        President,   Seligman   Henderson   Co.,
                                        advisers;    formerly,    Director   and
                                        Secretary,  Chuo  Trust - JWS  Advisors,
                                        Inc.,  advisers;  and Director,  J. & W.
                                        Seligman  Trust  Company,  trust company
                                        and    Seligman    Securities,     Inc.,
                                        broker/dealer.

RONALD T. SCHROEDER*                    Director  and  Member  of  the Executive
         (48)                           Committee

                                        Director,  Managing  Director  and Chief
                                        Investment Officer,  Institutional, J. &
                                        W.   Seligman   &   Co.    Incorporated,
                                        investment  managers and  advisers;  and
                                        Seligman   Advisors,   Inc.,   advisers;
                                        Director or Trustee,  the Seligman Group
                                        of   Investment   Companies;   Director,
                                        Seligman    Holdings,    Inc.,   holding
                                        company;  Seligman  Financial  Services,
                                        Inc., broker/dealer;  Seligman Henderson
                                        Co.,  advisers;  and Seligman  Services,
                                        Inc.,      broker/dealer;      formerly,
                                        President,  of  the  Seligman  Group  of
                                        Investment  Companies,  except  Seligman
                                        Quality   Municipal   Fund,   Inc.   and
                                        Seligman Select  Municipal  Fund,  Inc.;
                                        and  Director,  J. & W.  Seligman  Trust
                                        Company,  trust  company;  Seligman Data
                                        Corp.,  shareholder  service agent;  and
                                        Seligman        Securities,        Inc.,
                                        broker/dealer.

FRED E. BROWN*                          Director
         (83)
                                        Director   and   Consultant,   J.  &  W.
                                        Seligman & Co. Incorporated,  investment
                                        managers  and   advisers;   Director  or
                                        Trustee,    the   Seligman    Group   of
                                        Investment Companies; Seligman Financial
                                        Services, Inc., broker/dealer;  Seligman
                                        Services, Inc.,  broker/dealer;  Trudeau
                                        Institute,     non-profit     biomedical
                                        research   organization;   Lake   Placid
                                        Center    for   the    Arts,    cultural
                                        organization;  and Lake Placid Education
                                        Foundation,     education    foundation;
                                        formerly, Director, Seligman Securities,
                                        Inc.,   broker/dealer;   and   J.  &  W.
                                        Seligman Trust Company, trust company.

JOHN R. GALVIN                          Director
         (67)
                                        Dean,   Fletcher   School   of  Law  and
                                        Diplomacy at Tufts University;  Director
                                        or  Trustee,   the  Seligman   Group  of
                                        Investment Companies; Chairman, American
                                        Council on  Germany;  a Governor  of the
                                        Center    for    Creative    Leadership;
                                        Director,  USLIFE,  insurance;  National
                                        Committee   on   U.S.-China   Relations,
                                        National   Defense    University;    the
                                        Institute for Defense Analysis; Raytheon
                                        Co.,   electronics;    and   Consultant,
                                        Thomson  CSF,   electronics;   formerly,
                                        Ambassador,   U.S.   State   Department;
                                        Distinguished  Policy  Analyst  at  Ohio
                                        State University and Olin  Distinguished
                                        Professor of National  Security  Studies
                                        at the United States  Military  Academy.
                                        From June,  1987 to June,  1992,  he was
                                        the Supreme Allied Commander, Europe and
                                        the  Commander-in-Chief,  United  States
                                        European   Command.   Tufts  University,
                                        Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN                        Director
         (61)
                                        President,   Sarah   Lawrence   College;
                                        Director or Trustee,  the Seligman Group
                                        of Investment Companies;  Chairman,  The
                                        Rockefeller    Foundation,    charitable
                                        foundation;    and   Director,    NYNEX,
                                        telephone company; and the Committee for
                                        Economic Development; formerly, Trustee,
                                        The  Markle  Foundation,   philanthropic
                                        organization;        and       Director,
                                        International   Research   and  Exchange
                                        Board,  intellectual  exchanges.   Sarah
                                        Lawrence College,  Bronxville,  New York
                                        10708

FRANK A. McPHERSON                      Director
         (63)
                                        Chairman   of  the   Board   and   Chief
                                        Executive      Officer,       Kerr-McGee
                                        Corporation,   energy   and   chemicals;
                                        Director or Trustee,  the Seligman Group
                                        of   Investment   Companies;   Director,
                                        Kimberly-Clark   Corporation,   consumer
                                        products;   Bank  of  Oklahoma   Holding
                                        Company;  American Petroleum  Institute;
                                        Oklahoma   City   Chamber  of  Commerce;
                                        Baptist Medical Center; Oklahoma Chapter
                                        of  the  Nature  Conservancy;   Oklahoma
                                        Medical Research Foundation;  and United
                                        Way Advisory Board; Chairman of Oklahoma
                                        City  Public  Schools  Foundation;   and
                                        Member of the Business Roundtable and National Petroleum Council.
                                        123  Robert  S.  Kerr  Avenue,  Oklahoma
                                        City, OK 73102

JOHN E. MEROW*                          Director
         (67)
                                        Chairman and Senior Partner,  Sullivan &
                                        Cromwell, law firm; Director or Trustee,
                                        the   Seligman   Group   of   Investment
                                        Companies;  Municipal Art Society of New
                                        York; Commonwealth Aluminum Corporation;
                                        the  U.S.   Council  for   International
                                        Business;   and  the  U.S.-New   Zealand
                                        Council;  Chairman,  American Australian
                                        Association;  Member of the American Law
                                        Institute   and   Council   on   Foreign
                                        Relations;  and  Member  of the Board of
                                        Governors of Foreign Policy  Association
                                        and New York Hospital.
                                        125 Broad Street, New York, NY  10004

BETSY S. MICHEL                         Director
         (54)
                                        Attorney;   Director  or  Trustee,   the
                                        Seligman Group of Investment  Companies;
                                        Trustee,  Geraldine R. Dodge Foundation,
                                        charitable  foundation;  Chairman of the
                                        Board of Trustees of St. George's School
                                        (Newport,  RI); formerly,  Director, the
                                        National   Association   of  Independent
                                        Schools (Washington, DC), education.
                                        St.  Bernard's  Road,  P.  O.  Box  449,
                                        Gladstone, NJ 07934

JAMES C. PITNEY                         Director
         (69)
                                        Partner,  Pitney,  Hardin, Kipp & Szuch,
                                        law  firm;  Director  or  Trustee,   the
                                        Seligman Group of Investment Companies and Public Service Enterprise Group, public utility.
                                        Park Avenue at Morris  County,  P.O. Box
                                        1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN                        Director
         (69)
                                        Director, Various Corporations; Director
                                        or  Trustee,   the  Seligman   Group  of
                                        Investment   Companies;    The   Houston
                                        Exploration    Company,   The   Brooklyn
                                        Museum;  The Brooklyn Union Gas Company;
                                        The Committee for Economic  Development;
                                        Dow  Jones  &  Co.   Inc.   and   Public
                                        Broadcasting     Service;      formerly,
                                        Co-Chairman of the Policy Council of the
                                        Tax Foundation;  Director and President,
                                        Bekaert   Corporation;   and   Director,
                                        Tesoro Petroleum Companies, Inc.
                                        675 Third Avenue,  Suite 3004, New York,
                                        NY 10017

ROBERT L. SHAFER                        Director
         (64)
                                        Director, Various Corporations; Director
                                        or  Trustee,   the  Seligman   Group  of
                                        Investment    Companies;    and   USLIFE
                                        Corporation,  life insurance;  formerly,
                                        Vice     President,     Pfizer     Inc.,
                                        pharmaceuticals.
                                        235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON                        Director
         (61)
                                        Executive    Vice    President,    Chief
                                        Operating Officer and Director,  Sammons
                                        Enterprises,  Inc.; Director or Trustee,
                                        the   Seligman   Group   of   Investment
                                        Companies;   Red  Man  Pipe  and  Supply
                                        Company and C-SPAN.
                                        300 Crescent Court,  Suite 700,  Dallas,
                                        TX 75202

THOMAS G. MOLES                         Vice   President  and  Senior  Portfolio
         (53)                           Manager

                                        Director    and    Managing    Director,
                                        (formerly,  Vice President and Portfolio
                                        Manager),   J.  &  W.   Seligman  &  Co.
                                        Incorporated,  investment  managers  and
                                        advisers;  Vice  President and Portfolio
                                        Manager, three other open-end investment
                                        companies  in  the  Seligman  Family  of
                                        Mutual  Funds;  President  and Portfolio
                                        Manager,   Seligman  Quality   Municipal
                                        Fund, Inc. and Seligman Select Municipal
                                        Fund,   Inc.,    closed-end   investment
                                        companies;  Director, Seligman Financial
                                        Services, Inc., broker/dealer;  Seligman
                                        Services, Inc., broker/dealer;  and J. &
                                        W.   Seligman   Trust   Company,   trust
                                        company;  formerly,  Director,  Seligman
                                        Securities, Inc., broker/dealer.

LAWRENCE P. VOGEL                       Vice President
         (40)
                                        Senior Vice President,  Finance, J. & W.
                                        Seligman & Co. Incorporated,  investment
                                        managers    and    advisers;    Seligman
                                        Financial Services, Inc., broker/dealer;
                                        and Seligman Advisors,  Inc.,  advisers;
                                        and  Seligman  Data  Corp.,  shareholder
                                        service  agent;   Vice  President,   the
                                        Seligman Group of Investment  Companies;
                                        and     Seligman     Services,     Inc.,
                                        broker/dealer;  and Treasurer,  Seligman
                                        Holdings,  Inc.,  holding  company;  and
                                        Seligman    Henderson   Co.,   advisers;
                                        formerly,    Senior   Vice    President,
                                        Seligman        Securities,        Inc.,
                                        broker/dealer;     and    Senior    Vice
                                        President,   J.  &  W.  Seligman   Trust
                                        Company, trust company.

FRANK J. NASTA                          Secretary
         (32)
                                        Senior   Vice    President,    Law   and
                                        Regulation and Corporate Secretary, J. &
                                        W.   Seligman   &   Co.    Incorporated,
                                        investment  managers  and  advisers  and
                                        Seligman   Advisors   Inc.,    advisers;
                                        Secretary,   the   Seligman   Group   of
                                        Investment Companies, Seligman Financial
                                        Services, Inc., broker/dealer;  Seligman
                                        Henderson   Co.,   advisers;    Seligman
                                        Services,   Inc.,   broker/dealer;   and
                                        Seligman Data Corp., shareholder service agent; formerly, Secretary, J. & W.
                                        Seligman Trust Company, trust company, and attorney, Seward & Kissel, law firm.

THOMAS G. ROSE                          Treasurer
         (39)
                                        Treasurer,   the   Seligman   Group   of
                                        Investment  Companies  and Seligman Data
                                        Corp.,    shareholder   service   agent;
                                        formerly,  Treasurer, American Investors
                                        Advisors,    Inc.   and   the   American
                                        Investors Family of Funds.


     The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                               Compensation Table

                                                                                   Pension or             Total Compensation
                                                      Aggregate             Retirement Benefits           from Fund and
         Name and                                   Compensation            Accrued as part of          Fund Complex Paid
 Position with Registrant                           from Fund(1)               Fund Expenses            to Directors (2)
 ------------------------                           ------------               -------------            ----------------
William C. Morris, Director and Chairman                N/A                        N/A                          N/A
Brian T. Zino, Director and President                   N/A                        N/A                          N/A
Ronald T. Schroeder, Director                           N/A                        N/A                          N/A
Fred E. Brown, Director                                 N/A                        N/A                          N/A
John R. Galvin, Director                             $4,361.72                     N/A                    $  65,000.00
Alice S. Ilchman, Director                            4,397.44                     N/A                       66,000.00
Frank A. McPherson                                    4,397.44                     N/A                       66,000.00
John E. Merow, Director                               4,397.44(d)                  N/A                       66,000.00(d)
Betsy S. Michel, Director                             4,397.44                     N/A                       66,000.00
James C. Pitney, Director                             4,361.72                     N/A                       65,000.00
James Q. Riordan, Director                            4,397.44                     N/A                       66,000.00
Robert L. Shafer, Director                            4,397.44                     N/A                       66,000.00
James N. Whitson, Director                            4,397.44(d)                  N/A                       66,000.00(d)

(1)  For the fiscal year ended September 30, 1996.


(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.


(d) Deferred. The total amounts of deferred compensation (including interest) payable in respect of the Fund to Messrs. Merow and Whitson as of September 30, 1996 were $79,414 and $21,927, respectively. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $57,456 as of September 30, 1996.

     The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such interest is included in the directors' fees and expenses, and the accumulated balance thereof as of September 30, 1996 of $158,797 is included in other liabilities in the Fund's financial statements.


     Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.


     Directors and officers of the Fund as a group owned less than 1% of the Class A capital stock of the National Series at January 10, 1997. Directors and officers of the Fund as a group owned 503,629 shares or 4.93% of the Class A capital stock of the New York Series at January 10, 1997. As of the same date, no Directors or officers of the Fund owned Class A capital stock of any other Series of the Fund nor did they own any Class D capital stock of any Series of the Fund.


                             MANAGEMENT AND EXPENSES

     Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Series' investment objectives and policies, and administers the Fund's business and other affairs. The Manager provides the Fund with such office space, administrative and other services, and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund.


     The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to 0.50% per annum of the average daily net assets of each Series. The Manager, at its discretion may waive all or a portion of its management fee with respect to a particular Series. The following chart indicates the management fees paid by each Series as well as the percentage such fee represents of a Series' average daily net assets for the fiscal years ended September 30, 1996, 1995 and 1994.


Series/Fiscal Year                           Management Fee Paid                        % of Average Daily Net Assets
------------------                           -------------------                        -----------------------------
National Series
    Year ended 9/30/96                             $  523,545                                          0.50%
    Year ended 9/30/95                                540,874                                          0.50
    Year ended 9/30/94                                621,285                                          0.50
Colorado Series
    Year ended 9/30/96                                267,392                                          0.50
    Year ended 9/30/95                                277,393                                          0.50
    Year ended 9/30/94                                318,834                                          0.50
Georgia Series
    Year ended 9/30/96                                285,693                                          0.50
    Year ended 9/30/95                                272,768                                          0.45*
    Year ended 9/30/94                                194,686                                          0.30*
Louisiana Series
    Year ended 9/30/96                                301,833                                          0.50
    Year ended 9/30/95                                309,651                                          0.50
    Year ended 9/30/94                                330,062                                          0.50
Maryland Series
    Year ended 9/30/96                                283,435                                          0.50
    Year ended 9/30/95                                283,135                                          0.50
    Year ended 9/30/94                                305,335                                          0.50
Massachusetts Series
    Year ended 9/30/96                                571,658                                          0.50
    Year ended 9/30/95                                580,271                                          0.50
    Year ended 9/30/94                                648,895                                          0.50
Michigan Series
    Year ended 9/30/96                                759,311                                          0.50
    Year ended 9/30/95                                749,963                                          0.50
    Year ended 9/30/94                                791,875                                          0.50
Minnesota Series
    Year ended 9/30/96                                659,120                                          0.50
    Year ended 9/30/95                                672,792                                          0.50
    Year ended 9/30/94                                702,194                                          0.50
Missouri Series
    Year ended 9/30/96                                254,770                                          0.50
    Year ended 9/30/95                                233,342                                          0.45*
    Year ended 9/30/94                                201,744                                          0.36*
New York Series
    Year ended 9/30/96                                423,159                                          0.50
    Year ended 9/30/95                                432,770                                          0.50
    Year ended 9/30/94                                491,715                                          0.50
Ohio Series
    Year ended 9/30/96                                839,336                                          0.50
    Year ended 9/30/95                                847,530                                          0.50
    Year ended 9/30/94                                909,119                                          0.50
Oregon Series
    Year ended 9/30/96                                301,447                                          0.50
    Year ended 9/30/95                                270,412                                          0.45*
    Year ended 9/30/94                                241,140                                          0.39*
South Carolina Series
    Year ended 9/30/96                                567,688                                          0.50
    Year ended 9/30/95                                563,437                                          0.50
    Year ended 9/30/94                                611,278                                          0.50


*   The Manager waived a portion of its management fee due for this year.

     The Fund pays all its expenses other than those assumed by the Manager, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Board of Directors to be fair and equitable.

     The Management Agreement also provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


     The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Series will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix C for further history of the Manager.

     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


     An Administration, Shareholder Services and Distribution Plan (the "Plan") for the Fund is in effect under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     The Plan was approved on July 16, 1992 by the Directors including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund on November 23, 1992. The plan became effective on January 1, 1993.

     Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors and became effective with respect to the Class D shares on February 1, 1994. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable under the terms of the Plan without the approval of a majority of the outstanding voting securities of the Funds and no material amendment to the Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.


     The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS


     No brokerage commissions were paid by the Fund during the fiscal years ended September 30, 1994, 1995 or 1996. When two or more Series of the Fund or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


                     PURCHASE AND REDEMPTION OF FUND SHARES


     Each Series of the Fund issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares redeemed within eighteen months of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase Of Shares," and "Redemption Of Shares" in the Fund's Prospectus.


Specimen Price Make-Up


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using each Series' net asset value at September 30, 1996, the maximum offering price of each Series' shares is as follows:


                                                     CLASS A SHARES

                                          Net Asset                   Maximum Sales Load         Maximum Offering
 Name of Series                        Value Per Share            (4.75% of Offering Price)         Price Per Share
---------------                      -------------------          -------------------------         ---------------
National                                  $  7.70                         $ .38                      $  8.08
Colorado                                     7.27                           .36                         7.63
Georgia                                      7.87                           .39                         8.26
Louisiana                                    8.16                           .41                         8.57
Maryland                                     7.99                           .40                         8.39
Massachusetts                                7.85                           .39                         8.24




                                          Net Asset                   Maximum Sales Load         Maximum Offering
 Name of Series                        Value Per Share            (4.75% of Offering Price)         Price Per Share
---------------                      -------------------          -------------------------         ---------------
Michigan                                    $8.46                         $ .42                        $8.88
Minnesota                                    7.68                           .38                         8.06
Missouri                                     7.71                           .38                         8.09
New York                                     7.98                           .40                         8.38
Ohio                                         8.09                           .40                         8.49
Oregon                                       7.65                           .38                         8.03
South Carolina                               8.07                           .40                         8.47

                                 CLASS D SHARES

                                              Net Asset Value and Maximum
Name of Series                                 Offering Price Per Share*
--------------                                 -------------------------
National                                           $  7.70
Colorado                                              7.27
Georgia                                               7.88
Louisiana                                             8.16
Maryland                                              7.99
Massachusetts                                         7.84
Michigan                                              8.45
Minnesota                                             7.68
Missouri                                              7.72
New York                                              7.98
Ohio                                                  8.13
Oregon                                                7.64
South Carolina                                        8.06
---------
* Class D shares are subject to a CDSL of 1% on certain redemptions within one year of purchase. Class A shares purchased at net asset value due to the size of the purchase are subject to a CDSL of 1% on redemption within eighteen months of purchase of such shares. See "Redemption Of Shares" in the Prospectus.

Class A Shares - Reduced Initial Sales Loads

Reductions Available. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund or Seligman Pennsylvania Municipal Fund Series that were sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there is an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

     A Letter of Intent allows an investor to purchase Class A shares of a Series over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund and Seligman Pennsylvania Municipal Fund Series already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent - Class A" in the Fund's Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

Persons Entitled to Reductions. Reductions in initial sales loads apply to purchases of Class A shares of each Series by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-exempt organizations under section 501(c)(3) or (13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.


Further Types of Reductions. Class A shares of each Series may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies, and personal holding companies, to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI, to shareholders of mutual funds with investment objectives similar to the Series' who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Fund's Prospectus.


     Class A shares of the Series may be sold at net asset value to present and retired directors, officers, employees (and family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Series.

     Class A shares of each Series may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Payment in Securities. In addition to cash, the Fund may accept readily marketable securities in payment for Series shares sold at the applicable public offering price. Generally, the Fund will only consider accepting these securities (1) to increase its holdings in a portfolio security of a Series, or
(2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice.


More About Redemptions. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in readily marketable securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES

     SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. As general distributor of the Fund's Common Stock, SFSI allows commissions to all dealers, of up to 4.25% on purchases of Class A shares to which the 4.75% sales load applies. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The Fund and SFSI are parties to a Distributing Agreement, dated January 1, 1993.

     The following tables set forth the concessions received by SFSI, dealer commissions and total commissions paid by each Series on sales of Class A shares of the Fund for the fiscal years ended September 30, 1996, 1995 and 1994. Also included in the table are the amounts of CDSL retained by SFSI for the fiscal years ended September 30, 1996 and 1995 and for the period February 1, 1994 through September 30, 1994.


                                                     Fiscal 1996
                                                     -----------
  Series                SFSI Concessions          Dealer Commissions          Total Commissions       CDSL Retained
  ------                ----------------          ------------------          -----------------       -------------
National                      $15,618                 $  120,046                   $  135,664            $  1,933
Colorado                        6,810                     50,693                       57,503                 ---
Georgia                        10,864                     82,566                       93,430                 280
Louisiana                      11,649                     85,328                       96,977                 131
Maryland                       10,368                     73,461                       83,829                 370
Massachusetts                  13,360                     93,885                      107,245                 641
Michigan                       21,956                    161,994                      183,950               1,551
Minnesota                      22,738                    168,882                      191,620                 258
Missouri                        7,979                     61,487                       69,466               1,486
New York                       11,497                     86,499                       97,996               1,810
Ohio                           20,073                    150,807                      170,880                 ---
Oregon                         13,323                    100,702                      114,025                 192
South Carolina                 32,649                    237,864                      270,513               3,624


                                                     Fiscal 1995
                                                     -----------
  Series                SFSI Concessions          Dealer Commissions          Total Commissions       CDSL Retained
  ------                ----------------          ------------------          -----------------       -------------
National                    $  11,153                  $  79,889                    $  91,042              $  101
Colorado                        5,942                     44,871                       50,813                  --
Georgia                        12,480                     93,530                      106,010                 378
Louisiana                       7,730                     54,577                       62,307                 409
Maryland                        8,750                     66,429                       75,179                  --
Massachusetts                  12,600                     94,205                      106,805                 323
Michigan                       30,006                    227,211                      257,217                 796
Minnesota                      18,444                    140,533                      158,977                 700
Missouri                        6,965                     53,304                       60,269                 428
New York                       14,942                    112,407                      127,349                 940
Ohio                           23,679                    178,085                      201,764                 100
Oregon                         16,678                    123,858                      140,536                 841
South Carolina                 30,670                    237,827                      268,497                 356


                                                     Fiscal 1994
                                                     -----------
  Series                SFSI Concessions          Dealer Commissions          Total Commissions       CDSL Retained
  ------                ----------------          ------------------          -----------------       -------------
National                    $  19,575                 $  143,977                   $  163,552          $       --
Colorado                        9,703                     71,208                       80,911               1,960
Georgia                        50,838                    376,174                      427,012                  49
Louisiana                      16,250                    123,857                      140,107                  84
Maryland                       13,558                    104,817                      118,375                  70
Massachusetts                  17,927                    136,115                      154,042                  40
Michigan                       47,057                    353,939                      400,996                 148
Minnesota                      25,673                    197,561                      223,234                 508
Missouri                       15,167                    114,971                      130,138               1,363
New York                       11,191                     85,746                       96,937                  --
Ohio                           41,962                    312,461                      354,423                  --
Oregon                         35,873                    273,141                      309,014                 289
South Carolina                 68,528                    518,381                      586,909                 202




     Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995 and for the year ended September 30, 1996, SSI received commissions and distribution and service fees in the following amounts:


                                  Fiscal 1996                                            Fiscal 1995
                                  -----------                                            -----------
                                            Distribution and                                        Distribution and
Series                Commissions              Service Fees                Commissions                 Service Fees
------                -----------              ------------                -----------                 ------------
National                  1,736                    6,257                     $  531                     $  2,983
Colorado                  4,437                    2,997                      3,110                        1,444
Georgia                     525                      667                      1,598                          221
Louisiana                   ---                      647                          0                          366
Maryland                  1,251                    1,399                      1,327                          772
Massachusetts               689                    2,555                        417                        1,059
Michigan                  1,315                    2,656                        245                          914
Minnesota                 1,717                    2,122                         11                          925
Missouri                  1,754                    3,149                        444                        1,371
New York                  2,144                    8,922                      1,211                        2,976
Ohio                      2,276                    2,929                      1,245                        1,392
Oregon                      763                      797                        750                          394
South Carolina            2,229                    1,484                      1,247                          749


                                      TAXES

     Under the Tax Reform Act of 1986, as amended, each Series of the Fund will be treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Series.

     Each Series intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90 percent of its net investment income and net short-term capital gains, if any.

     Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (a) at least 90% of the annual gross income of the Series be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Series derive less than 30% of its gross annual income from gains from the sale or other disposition of stock, securities and certain other assets held for less than three months; and (c) the Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Series' assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).


                                    VALUATION


     The net asset value per share of each class of a Series of the Fund is determined as of the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The Fund and the NYSE are currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares of a Series will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

     The securities in which the Fund invests are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

     Generally, trading in certain securities such as municipal securities, corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the Series shares are computed as of such times. Events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Directors.

                             PERFORMANCE INFORMATION


     The annualized yield for the 30-day period ended September 30, 1996 for each Series' Class A shares was as follows: National-4.92%, Colorado-4.39%, Georgia-4.75%, Louisiana-4.63%, Maryland-4.59%, Massachusetts-4.83%, Michigan-4.77%, Minnesota-4.26%, Missouri-4.35%, New York-4.88%, Ohio-4.65%, Oregon-4.45%, and South Carolina-4.60%. The annualized yield was computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1996, which was the last day of this period. The average number of Class A shares were: National-12,846,653, Colorado-7,188,075, Georgia-6,511,264,
Louisiana-7,116,918,        Maryland-6,786,968,        Massachusetts-14,159,923,
Michigan-17,534,272,      Minnesota-16,487,875,      Missouri-6,482,709,     New
York-10,398,423, Ohio-20,105,136, Oregon-7,517,787 and South Carolina-13,445,104
which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

     The tax equivalent annualized yield for the 30-day period ended September 30, 1996 for each Series' Class A shares was as follows: National-8.15%,
Colorado-7.65%,      Georgia-8.37%,       Louisiana-8.15%,       Maryland-8.00%,
Massachusetts-9.09%, Michigan-8.26%, Minnesota-8.97%, Missouri-7.66%, New York-8.69%, Ohio-8.27%, Oregon-8.09% and South Carolina-8.19%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National-39.60%, Colorado-42.62%, Georgia-43.22%, Louisiana-43.22%, Maryland-42.62%, Massachusetts-46.85%, Michigan-42.26%, Minnesota-44.73%, Missouri-43.22%, New York-43.83%, Ohio-43.83%, Oregon-45.04%
and South Carolina-43.83% which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes. Then the small portion of the yield (for all the Series except the National Series) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the maximum federal income tax rate). These two calculations were then added to the portion of the Class A shares yield, if any, that was not attributable to securities, the income of which was not tax exempt.

     The average annual total return for the one-year period ended September 30, 1996 for each Series' Class A shares was as follows: National-1.86%, Colorado-(0.17)%, Georgia-1.50%, Louisiana-1.22%, Maryland-0.93%, Massachusetts-0.99%, Michigan-1.07%, Minnesota-(0.95)%, Missouri-1.27%, New York-1.91%, Ohio-0.71%, Oregon-0.30% and South Carolina-1.72%; for the five-year period ended on September 30, 1996 for each of the Series' Class A shares was:
National-5.75%, Colorado-4.98%, Georgia-6.00%, Louisiana-5.61%, Maryland-5.82%, Massachusetts-5.93%, Michigan-6.08%, Minnesota-5.38%, Missouri-5.42%, New York-6.23%, Ohio-5.76%, Oregon-5.35%, and South Carolina-5.89%; for the ten-year period ended on September 30, 1996 for certain of the Series' Class A shares was: National-6.86%, Colorado-6.21%, Louisiana-7.03%, Maryland-6.75%, Massachusetts-6.80%, Michigan-7.02%, Minnesota-6.41%, Missouri, 6.66%, New York-6.96%, and Ohio-7.03%; and since inception through the period ended on September 30, 1996 for certain of the Series' Class A shares was: Georgia-7.18%, Oregon-6.34% and South Carolina-7.20%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Series. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by the Series' Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period and the ten-year period or since inception period of the Series, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     The annualized yield for the 30-day period ended September 30, 1996 for each Series' Class D shares was as follows: National-4.24%, Colorado-3.69%, Georgia-4.09%, Louisiana-3.97%, Maryland-3.91%, Massachusetts-4.17%, Michigan-4.11%, Minnesota-3.57%, Missouri-3.68%, New York-4.22%, Ohio-3.98%, Oregon-3.78% and South Carolina-3.94%. The annualized yield was computed as for Class A shares by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1996 which was the last day of this period. The average number of Class D shares were: National-434,131, Colorado-35,106, Georgia-299,809, Louisiana-47,632, Maryland-255,630, Massachusetts-178,932, Michigan-178,847, Minnesota-265,909, Missouri-71,762, New York-144,151,
Ohio-123,915, Oregon-199,723 and South Carolina-333,612 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

     The tax equivalent annualized yield for the 30-day period ended September 30, 1996 for each Series' Class D shares was as follows: National- 7.02%,
Colorado-6.43%,      Georgia-7.20%,       Louisiana-6.99%,       Maryland-6.81%,
Massachusetts-7.84%, Michigan-7.12%, Minnesota-6.45%, Missouri-6.48%, New York-7.51%, Ohio-7.08%, Oregon-6.88% and South Carolina-7.01%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

     The average annual total return for the one-year period ended, September 30, 1996 for each Series' Class D shares was as follows: National-5.13%,
Colorado-2.96%,      Georgia-4.60%,       Louisiana-4.37%,       Maryland-3.91%,
Massachusetts-4.02%, Michigan-4.10%, Minnesota-2.08%, Missouri-4.46%, New York-4.86%, Ohio-3.74%, Oregon-3.33%, and South Carolina-4.73%; and since inception through the period ended September 30, 1996 for each of the Series' Class D shares was: National-1.95%, Colorado-1.89%, Georgia-2.91%, Louisiana-2.79%, Maryland-2.92%, Massachusetts-2.82%, Michigan-2.81%, Minnesota-2.33%, Missouri-2.64%, New York-2.69%, Ohio-2.83%, Oregon-2.64%, and South Carolina-2.80%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Series and that all of the dividends and distributions by the Series' Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and since inception of the Series, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

     The tables below illustrate the total returns on a $1,000 investment in each of the Series Class A and Class D shares for the ten years ended September 30, 1996 or from the commencement of a Series' operation through September 30, 1996 assuming investment of all dividends and capital gain distributions.


                                                 CLASS A SHARES

                    Value of              Capital              Value            Total Value
Period/Year         Initial                Gain                 of                  of              Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2        Return 1,3
-------           ------------          -------------        ---------          ------------        ----------
NATIONAL
9/30/87                $   832                 $   33           $    65           $     930
9/30/88                    858                     81               144               1,083
9/30/89                    869                     84               223               1,176
9/30/90                    836                     96               293               1,225
9/30/91                    888                    114               397               1,399
9/30/92                    907                    122               494               1,523
9/30/93                    980                    158               628               1,766
9/30/94                    807                    221               600               1,628
9/30/95                    852                    233               730               1,815
9/30/96                    865                    237               840               1,942           94.16%
COLORADO
9/30/87                    860                      3                60                 923
9/30/88                    926                     10               136               1,072
9/30/89                    951                     10               215               1,176
9/30/90                    931                     10               286               1,227
9/30/91                    973                     11               380               1,364
9/30/92                    989                     11               470               1,470
9/30/93                  1,046                     27               581               1,654
9/30/94                    956                     41               609               1,606
9/30/95                    984                     42               717               1,743
9/30/96                    980                     42               804               1,826           82.60%
GEORGIA
9/30/87                    865                      -                15                 880
9/30/88                    945                      -                88               1,033
9/30/89                    973                      2               163               1,138
9/30/90                    957                      4               236               1,197
9/30/91                  1,017                      5               335               1,357
9/30/92                  1,047                     11               429               1,487
9/30/93                  1,124                     20               551               1,695
9/30/94                    997                     34               570               1,601
9/30/95                  1,041                     61               686               1,788
9/30/96                  1,049                     74               783               1,906           90.55%



                    Value of              Capital              Value            Total Value
Period/Year         Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions         Dividends         Investment 2       Return 1,3
-------           ------------          -------------         ---------         ------------       -----------
LOUISIANA
9/30/87                $   884                    $ 9            $   64            $    958
9/30/88                    935                     18               146               1,099
9/30/89                    946                     26               226               1,198
9/30/90                    924                     35               301               1,260
9/30/91                    982                     41               407               1,430
9/30/92                  1,006                     49               506               1,561
9/30/93                  1,055                     71               624               1,750
9/30/94                    953                     80               649               1,682
9/30/95                    977                    115               764               1,856
9/30/96                    980                    129               864               1,973           97.30%
MARYLAND
9/30/87                    862                      0                58                 920
9/30/88                    927                      7               131               1,065
9/30/89                    952                      7               206               1,165
9/30/90                    935                      7               275               1,217
9/30/91                    996                      7               375               1,378
9/30/92                  1,023                     13               469               1,505
9/30/93                  1,084                     34               586               1,704
9/30/94                    967                     63               604               1,634
9/30/95                    999                     96               717               1,812
9/30/96                  1,003                    104               814               1,921           92.09%
MASSACHUSETTS
9/30/87                    850                     19                63                 932
9/30/88                    900                     34               139               1,073
9/30/89                    903                     41               217               1,161
9/30/90                    857                     51               282               1,190
9/30/91                    928                     58               393               1,379
9/30/92                    952                     67               494               1,513
9/30/93                  1,008                     86               618               1,712
9/30/94                    904                    116               642               1,662
9/30/95                    934                    127               760               1,821
9/30/96                    927                    151               852               1,930           93.00%
MICHIGAN
9/30/87                    834                     29                62                 925
9/30/88                    885                     48               140               1,073
9/30/89                    907                     53               219               1,179
9/30/90                    880                     64               289               1,233
9/30/91                    934                     71               392               1,397
9/30/92                    968                     82               494               1,544
9/30/93                  1,012                    123               610               1,745
9/30/94                    923                    128               643               1,694
9/30/95                    952                    142               762               1,856
9/30/96                    943                    171               856               1,970           97.04%
MINNESOTA
9/30/87                    849                     23                62                 934
9/30/88                    897                     37               138               1,072
9/30/89                    906                     42               213               1,161
9/30/90                    893                     49               286               1,228
9/30/91                    931                     52               382               1,365
9/30/92                    940                     55               475               1,470
9/30/93                    987                     82               593               1,662
9/30/94                    920                     99               645               1,664
9/30/95                    932                    103               755               1,790
9/30/96                    915                    106               841               1,862           86.16%




                    Value of              Capital              Value            Total Value
Period/Year         Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions         Dividends         Investment 2       Return 1,3
-------           ------------          -------------         ---------         ------------       -----------
MISSOURI
9/30/87                $   854                    $ 0            $   58            $    912
9/30/88                    923                      8               134               1,065
9/30/89                    947                      8               209               1,164
9/30/90                    939                      8               280               1,227
9/30/91                  1,004                      8               383               1,395
9/30/92                  1,014                     20               470               1,504
9/30/93                  1,081                     33               589               1,703
9/30/94                    964                     50               606               1,620
9/30/95                  1,001                     70               722               1,793
9/30/96                  1,003                     87               815               1,905           90.52%
NEW YORK
9/30/87                    842                     26                62                 930
9/30/88                    875                     54               137               1,066
9/30/89                    891                     59               216               1,166
9/30/90                    855                     64               284               1,203
9/30/91                    918                     68               393               1,379
9/30/92                    940                     82               492               1,514
9/30/93                  1,012                    113               620               1,745
9/30/94                    887                    136               628               1,651
9/30/95                    909                    181               741               1,831
9/30/96                    923                    184               852               1,959           95.90%
OHIO
9/30/87                    869                     13                65                 947
9/30/88                    908                     43               145               1,096
9/30/89                    919                     46               225               1,190
9/30/90                    898                     60               300               1,258
9/30/91                    949                     65               407               1,421
9/30/92                    975                     75               508               1,558
9/30/93                  1,033                     93               632               1,758
9/30/94                    931                    116               657               1,704
9/30/95                    955                    137               775               1,867
9/30/96                    953                    145               875               1,973           97.30%
OREGON
9/30/87                    828                      -                51                 879
9/30/88                    911                      -               125               1,036
9/30/89                    940                      -               199               1,139
9/30/90                    928                      -               268               1,196
9/30/91                    989                      -               366               1,355
9/30/92                  1,013                      -               455               1,468
9/30/93                  1,077                      -               570               1,647
9/30/94                    991                     12               605               1,608
9/30/95                  1,021                     17               715               1,753
9/30/96                  1,020                     19               807               1,846           84.56%
SOUTH CAROLINA
9/30/87                    889                      -                12                 901
9/30/88                    961                      -                86               1,047
9/30/89                    984                      1               160               1,145
9/30/90                    964                      1               231               1,196
9/30/91                  1,028                      8               327               1,363
9/30/92                  1,067                     11               423               1,501
9/30/93                  1,136                     16               537               1,689
9/30/94                  1,015                     36               560               1,611
9/30/95                  1,063                     42               678               1,783
9/30/96                  1,076                     46               782               1,904           90.44%


                                 CLASS D SHARES


                    Value of              Capital              Value            Total Value
Period/Year         Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions         Dividends         Investment 2       Return 1,3
-------           ------------          -------------         ---------         ------------       -----------
NATIONAL
9/30/94                 $  876                   $  -             $  24              $  900
9/30/95                    923                      -                69                 992
9/30/96                    939                      -               114               1,053            5.27%
COLORADO
9/30/94                    918                      -                25                 943
9/30/95                    944                      -                67               1,011
9/30/96                    942                      -               109               1,051            5.12%
GEORGIA
9/30/94                    899                      -                25                 924
9/30/95                    939                     15                68               1,022
9/30/96                    946                     22               111               1,079            7.94%
LOUISIANA
9/30/94                    910                      -                25                 935
9/30/95                    932                     18                71               1,021
9/30/96                    935                     26               115               1,076            7.61%
MARYLAND
9/30/94                    913                      -                25                 938
9/30/95                    942                     18                69               1,029
9/30/96                    944                     23               113               1,080            7.98%
MASSACHUSETTS
9/30/94                    920                      -                27                 947
9/30/95                    948                      4                73               1,025
9/30/96                    941                     18               118               1,077            7.68%
MICHIGAN
9/30/94                    919                      -                26                 945
9/30/95                    948                      5                71               1,024
9/30/96                    938                     22               116               1,076            7.65%
MINNESOTA
9/30/94                    940                      -                29                 969
9/30/95                    951                      2                79               1,032
9/30/96                    934                      4               125               1,063            6.33%
MISSOURI
9/30/94                    904                      -                24                 928
9/30/95                    939                     10                68               1,017
9/30/96                    941                     20               111               1,072            7.20%
NEW YORK
9/30/94                    897                      -                26                 923
9/30/95                    920                     23                71               1,014
9/30/96                    933                     24               116               1,073            7.33%
OHIO
9/30/94                    920                      -                26                 946
9/30/95                    947                     10                71               1,028
9/30/96                    944                     15               118               1,077            7.71%



                    Value of              Capital              Value            Total Value
Period/Year         Initial                Gain                 of                  of             Total
Ended 1           Investment 2          Distributions         Dividends         Investment 2       Return 1,3
-------           ------------          -------------         ---------         ------------       -----------
OREGON
9/30/94                   $926                    $ -              $ 26             $   952
9/30/95                    954                      3                70               1,027
9/30/96                    953                      4               115               1,072            7.18%
SOUTH CAROLINA
9/30/94                    904                      -                25                 929
9/30/95                    947                      2                69               1,018
9/30/96                    957                      4               115               1,076            7.64%

1 For Class A shares:  for certain series, from commencement of operations on:
               Georgia            6/15/87
               Oregon            10/15/86
               South Carolina     6/30/87


  For Class D shares:  from commencement of operations on February 1, 1994.

2 The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

3 Total return for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

     The waiver by the Manager of its fees and reimbursement of certain expenses during certain of the periods (as set forth under "Management and Expenses" herein and "Management Services" in the Prospectus) for which the performance results have been provided in this section positively affected such results.

     A Series' total return and average annual total return for Class A shares quoted herein does not reflect the deduction of the administration, shareholder services and distribution fee, for periods prior to January 1, 1993, which fee if reflected would reduce the performance quoted.

                               GENERAL INFORMATION


     The Fund is a Maryland corporation, authorized to issue 1,300,000,000 shares of common stock. The Directors have authority to create and classify shares of common stock in separate Series, without further action by shareholders. To date, shares of thirteen Series have been authorized, which shares constitute the interests in the Series described herein and further series may be added in the future. The 1940 Act requires that where more than one class or Series of shares exists, each class or Series must be preferred over all other classes or Series in respect of assets specifically allocated to such class or Series.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Series affected by such matter. Rule 18f-2 further provides that a class or Series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

     Custodian. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

     Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                              FINANCIAL STATEMENTS


     The Annual Report to Shareholders for the fiscal year ended September 30, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of each of the Fund's Series as of September 30, 1996, as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of the Fund's Statement of Additional Information.

                                   APPENDIX A

Moody's Investors Service, Inc. ("Moody's")
Municipal Bonds

     Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.


Standard & Poor's Corporation ("S&P")
Municipal Bonds

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.


     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.


Municipal Notes


     SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B


Special Factors Affecting the Colorado Municipal Series

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

     There are approximately 1,800 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding the indebtedness is the ad valorem property tax, which presently is imposed and collected solely at the local level, although the state is also authorized to levy the tax, and revenue from special projects. Residential real property was assessed at 10.36% of its actual value in 1995. All other property is assessed at 29% of its actual value except producing mines and oil and gas leaseholds and lands. Oil and gas leaseholds and lands are assessed at 87.5% on primary recovery and 75% on secondary recovery.

     In November 1992, voters in Colorado adopted a state constitutional amendment known as Amendment 1 and as the Taxpayer's Bill of Rights ("TABOR"). Its provisions generally apply to the state or any local government, excluding enterprises. An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain, as well as creation of any multiple-fiscal year debt or financial obligations without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. TABOR also imposes spending limits and revenue limits on state and local governments.

     State General Fund and cash non-exempt revenues appear to be below the TABOR limit for both fiscal years 1996-97 and 1997-98. According to the Colorado Legislative Council Staff Report (December 1996), in fiscal year 1996-97, the state TABOR growth rate limit is estimated to be 6.6%; and for 1997-98, the state TABOR growth rate limit is estimated to be 5.5%. The same report, however, forecasts that revenues will exceed the TABOR spending limit by fiscal year 2001-02 while the Colorado Office of State Planning and Budgeting Colorado Economic Perspective (December 20, 1996) forecasts that the state will remain within the TABOR limit until fiscal year 2003-04.

     The final figure for fiscal year 1995 for assessed value of all taxable real property in the state is $32,470,109,440, of which approximately 46.7% is residential, and 32.0% is commercial and industrial. Total revenue from property taxes in 1995 was $2,668,403,530. Figures for fiscal year 1996 are not yet available.

     The factors outlined below are generally indicative of the current economic status of the State of Colorado. Forecasts are based on predictions of several economists. There can be no assurance that additional factors or economic difficulties and their impact on state and local government finances will not adversely affect the market value of obligations of the Colorado Municipal Series or the ability of the respective obligors to pay the debt service on such obligations.

     Colorado experienced an approximately 2.3% increase in population in 1995, down from a 2.6% increase in 1994, with a net positive migration of approximately 55,320. Preliminary estimates indicate in-migration and population growth continued at a somewhat lower rate in 1996 - with estimates ranging from
1.7 to 2.1%. Positive migration into Colorado is expected by Colorado economists to continue through 1997, though at a slower rate, with population growth of between 1.6 - 1.9% predicted for that year.

     Local economists have predicted employment growth of between 2.4% and 3.5% in 1997. This is somewhat lower than the approximately 2.5 - 4.4% rate for 1996 and considerably lower than the approximately 4.7 - 4.8% rate for 1995. During 1996, job growth occurred in every major non-agricultural employment sector except oil, gas and mining. The Colorado Office of State Planning and Budgeting Colorado Economic Perspective (December 20, 1996) predicts for 1997 reductions in employment in the oil, gas and mining and construction industries and positive growth in all other sectors.

     The increase in personal income in 1996 is estimated by Colorado economists at between 6.3% and 7.4%. Colorado economists generally expect a lower rate of increase of between 6.3% and 7.1% for 1997. In 1996, the Denver-Boulder metropolitan area's inflation rate outpaced nationwide inflation - projected to be from 3.7 - 4.0% compared to 2.9 - 3.0% for the nation. Colorado economists forecast the Denver-Boulder metropolitan area's inflation rate for 1997 at between 3.5% and 3.8%, as compared to an inflation rate forecast of between 3.0% and 3.2% for the nation. Retail sales increased by approximately 7.5 - 8.3% in 1996, up from the 1995 increase of between 4.2% and 5.1%. Colorado economists are forecasting an increase in retail sales of between 7.0% and 8.6% in 1997.

     Colorado's home-building industry showed strong growth from 1990 through 1994, faltered in 1995, and increased again in 1996. New housing permits and contracts, however, are expected to decrease by as much as 15% in 1997, led by a sharp drop in multi-family construction. Some Colorado economists have expressed concern that Colorado is heading toward over supply in the multi-family market. Non-residential construction showed a large increase of approximately 23.4-34.2% in 1996, with estimates for 1997 that are mixed - one forecast calls for a decrease of 5% while another expects an increase of 1.8% and yet another expects an increase of 9.2%.

     Colorado's economy has experienced a relative boom over the last several years, due in large part to the impact of several major public works projects which have been completed and, more recently, a significant amount of private construction projects consisting principally of retail, office buildings and hotels. It is expected that growth will continue to slow in Colorado in 1997, the primary causes of which will be higher labor, housing and office space costs, a decline in in-migration and an end of the construction boom. Colorado is sensitive to the national business cycle and Colorado's growth may be far lower than forecast to the extent it is affected by that cycle.


Special Factors Affecting the Georgia Municipal Series

     Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by ten separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AA+ and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

     In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of August 1996, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.34% of fiscal year 1996 estimated receipts.


     The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

     The obligations held from time-to-time in the Georgia Series will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 1996" refers to the year ended June 30, 1996.


     Based on data issued by the State of Georgia for the fiscal year 1996, income tax receipts and sales tax receipts of the State for fiscal year 1996 comprised approximately 48.9% and 38%, respectively of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 1996 ($10,689,757,796) increased by approximately 3.75% over such State Treasury Receipts in fiscal 1995. As of August 1996, the State estimates Tax Receipts for 1997 at $11,324,027,653.

     The average annual unemployment rate of the civilian labor force in the State for April 1996 was 4.5% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, wholesale and retail trade, services, manufacturing, government and transportation comprise the largest sources of employment within the State.


     Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Series, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Series and the impact thereof on the ability of such issuers to meet payment obligations.

     The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.


Special Factors Affecting the Louisiana Municipal Series

     Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Municipal Series invests in both types of obligations.


    The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

     Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

     The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

     A new limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is some limit put on the debt service portion of the State budget.

     The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

     The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

     Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


     Since 1993, the State of Louisiana has experienced recurring budget surpluses which have been applied to reduction of outstanding debts. These surplus funds, under current laws, are used to retire existing debt. The State has announced an estimated surplus for 1996-1997. This would be the fourth consecutive year of budget surplus.

     A statewide referendum on the continued legality of video poker, riverboat gambling, and land based gaming resulted in a continuation of all three forms of gaming in the major urban areas of Louisiana.

     The continuation of general fund surpluses does not assure the revenues for bonds not entitled to the full faith and credit of the State and that, therefore, are not secured by the Bond Security and Redemption Fund. Examples of these bonds include general obligation parish bond issues, revenue bonds issued by the State of Louisiana or a parish or other political subdivision or agency, and industrial development bonds. Revenue bonds are payable only from revenues derived from a specific facility or revenue source. Industrial development bonds are generally secured solely by the revenues served from payments made by the industrial users. With respect to bonds issued by local political subdivisions or agencies, because the 64 parishes within the State of Louisiana are subject to their own revenue and expenditure problems, current and long-term adverse developments affecting their revenue sources and their general economy may have a detrimental impact on such bonds. Similarly, adverse developments affecting Louisiana's state and local economy could have a detrimental impact on revenue bonds and industrial development bonds.

     Louisiana gained 54,000 jobs from March 1995 to March 1996. Louisiana is in the second year of employment growth rates exceeding 3% per year. Personal income rose by more than 7.5% between the first quarter of 1995 and 1996. Manufacturing employment increased from a 1.3% growth rate in 1995 to a 1.7% annual rate by the first quarter of 1996. The continued expansion of deep water oil exploration in the Gulf of Mexico has been a significant contributor to both the growth of employment and personal income in Louisiana.

     Louisiana continues to grow more rapidly than the nation even though the city of New Orleans is under performing the nation. Much of the growth in the energy sector, ship building/repair, and manufacturing is outside of the New Orleans area.

     The statewide unemployment rate fell from 8.1% (1994 quarter 3) to 6.5% (1996 quarter 1) which is similar to the New Orleans area at 6.4%. There is still adequate labor available for future growth, although skilled labor shortages are being reported in the ship building/repair and energy sectors of the state's economy.

Special Factors Affecting the Maryland Municipal Series


     Some of the significant financial considerations relating to the investments of the Maryland Series are summarized below. This information is derived principally from official statements released on or before October 9, 1996, relating to issues of Maryland obligations and does not purport to be a complete description.

     The State's total expenditures for the fiscal years ending June 30, 1994, June 30, 1995 and June 30, 1996 were $12.351 billion, $13.527 billion and $13.914 billion, respectively. As of October 9, 1996, it was estimated that total expenditures for fiscal year 1997 would be $14.631 billion. The State's General Fund, the Fund from which all general costs of state government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded and which represents approximately 55%-60% of each year's total budget, had an unreserved surplus on a budgetary basis of $60 million in fiscal year 1994, an unreserved surplus of $133 million in fiscal year 1995 and an unreserved surplus of $13.1 million (of which $3.1 million was designated for fiscal 1997 operations) in fiscal year 1996. The State Constitution mandates a balanced budget.

     In April 1996, the General Assembly approved the $14.631 billion 1997 fiscal year budget (the "1997 Budget"). The 1997 Budget includes $2.9 billion in aid to local governments (reflecting a $121.5 million increase in funding over 1996 that provides for substantial increases in education, health and police aid), and $13.2 million in general fund deficiency appropriations for fiscal year 1996. When the 1997 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996 would be approximately $22.5 million. The State also maintains a Revenue Stabilization Account in its Reserve Fund which was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. The balance in the Revenue Stabilization Account at June 30, 1996 was $461.2 million. Based on the 1997 Budget as enacted it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 39, 1997 will be $493.2 million.


     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


     According to recent available ratings, general obligation bonds of the State of Maryland are rated "AAA" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "AAA" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "AA" by Moody's and "AA" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better. Baltimore City's is general obligation bonds are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "AA1" by Moody's and "AA" by S&P.


     While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.


Special Factors Affecting the Massachusetts Municipal Series

     The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


     Annual expenditures by the Commonwealth for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. In order to fund the fiscal 1990 budgetary deficit (and certain prior year Medicaid reimbursement payments), the legislature authorized the issuance of up to $1.42 billion of bonds. Retroactive application of the proceeds of such bonds would have resulted in fiscal 1990 positive closing balances of $258.3 million on an adjusted basis. Total expenditures for fiscal 1991 were $13.935 billion and total revenues were $13.913 billion, resulting in a $21.2 million operating loss. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a final fiscal 1991 budgetary surplus of $237.1 million. Total expenditures and other uses for fiscal 1992 totaled approximately $13.914 billion and total revenues and other sources totaled approximately $14.226 billion. Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312 million, and with positive fund balances of approximately $549 million. Total expenditures and other uses for fiscal 1993 totaled approximately $15.193 billion and total revenues and other sources totaled approximately $15.206 billion. Overall, the budgeted operating funds ended fiscal 1993 with an excess of revenues and other sources over expenditures and other uses of $13 million, and with positive fund balances of approximately $563 million. Total expenditures and other uses for fiscal 1994 totaled approximately $15.952 billion and total revenues and other sources totaled approximately $15.979 billion, resulting in an excess of revenues and other sources over expenditures and other uses of $27 million and in positive fund balances of approximately $589 million. Total expenditures and other uses for fiscal 1995 totaled approximately $16.794 billion and total revenues and other sources totaled approximately $16.931 billion. Overall, the budgeted operating funds ended fiscal 1995 with an excess of revenues and other sources over expenditures and other uses of $137 million, and with positive fund balances of approximately $726 million. Total expenditures and other uses for fiscal 1996 totaled approximately $17.925 billion and total revenues and other sources totaled approximately $18.371 billion. Overall, the budgeted operating funds ended fiscal 1996 with an excess of revenues and other sources over expenditures and other uses of $446 million, and with positive fund balances of approximately $1,172 billion.

     The fiscal 1997 budget is based on estimated total revenues and other sources of approximately $17.701 billion. total expenditures and other uses for fiscal 1997 are currently estimated at approximately $18.169 billion. The fiscal 1997 budget proposes that the $468 million difference between estimated revenues and other sources and expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1997, to produce estimated ending fund balances for fiscal 1997 of approximately $704 million. The fiscal 1997 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

     On December 13, 1996, the County of Middlesex defaulted on the payment of $4,500,000 of its general obligation notes issued in connection with the operation of the county hospital. Litigation has been brought against the County by the holders of the notes, and the Governor and members of the legislature are considering various options to deal with the default, including the abolishment of county government in Massachusetts.


     In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


     The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in fiscal 1993, fiscal 1994, fiscal 1995 and fiscal 1996 and is expected to increase again in fiscal 1997.


     Limitations on state tax revenues have been established by legislation approved by the Governor on October 23, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bonds and notes. Under both measures, excess revenues are returned to taxpayers in the form of lower taxes. It is not yet clear how differences between the two measures will be resolved. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by either the initiative petition or the legislative enactment.

     The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $397.4 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of $287.4 million. GAAP basis financial statements for fiscal 1996 indicate that the Commonwealth ended such year with a fund equity of $709.2 million.

Special Factors Affecting the Michigan Municipal Series


     The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing; however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1995-96 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

     The Michigan General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. General Fund surplus at the end of fiscal years 1992-93 through 1994-95 was transferred, as required by statute, to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). A General Fund surplus for fiscal year 1995-96, which ended September 30, 1996, is expected to result in a preliminary unreserved BSF balance at September 30, 1996 of $994.1 million. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

     Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increased for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

     Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.


     Many of Michigan's local school districts have filed lawsuits against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs. The aggregate total amount of liability on the lower court judgments in these cases, including a case captioned Donald Durant, et al. v. State of Michigan, which is on appeal before the Michigan Supreme Court, was estimated at $495 million as of August 1995.


     Currently, the State's general obligation bonds are rated Aa by Moody's and AA by S&P. Moody's upgraded its rating from A1 to Aa in July 1995. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

Special Factors Affecting the Minnesota Municipal Series


     The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Municipal Series, and does not purport to be a complete description.

     The State of Minnesota has experienced certain budgeting and financial problems since 1980.

     The State Accounting General Fund balance at June 30, 1987, was positive $168.5 million. The Commissioner of Finance, in his November 1986 forecast, estimated an Accounting General Fund balance at June 30, 1989, of negative $800 million. The Legislature in May 1987 enacted measures expected to yield approximately $700 million in additional revenues for the 1987-1989 biennium by broadening the bases of corporate income and sales taxes and raising the rate of the cigarette excise tax to 38 cents a pack from 23 cents. The corporate tax rate was lowered to 9.5% from 12%, and a minimum tax was imposed.

     Accounting General Fund appropriations for the 1987-1989 biennium were $11.35 billion, an increase of 9.4%. A $250 million budget reserve also was approved.

     The 1988 Legislature increased 1987-1989 expenditures a total of $223.8 million and revenues a total of $125.5 million.

     The Accounting General Fund balance at June 30, 1989, was positive $360 million.

     The 1989 Legislature authorized $13.35 billion in spending for the 1989-1991 biennium, a 16.2% increase over the previous biennium, after excluding intergovernmental fund transfers. In addition, the Legislature approved a $550 million budget reserve.

     The 1989 Legislature passed an omnibus tax bill that included $272 million in property tax relief and a $72 million increase in tax revenues. The Governor vetoed the omnibus tax bill, demanding that a larger share of property tax relief go to business and that the state-subsidized property tax system be reformed. At a special session in the Fall of 1989, a bill was enacted that included $267 million in property tax relief and a $79 million increase in tax revenues.

     The Commissioner of Finance, in his November 1989 forecast, estimated the Accounting General Fund balance at June 30, 1991, at negative $161 million. The Commissioner forecast an $89 million decline in revenues, a $60 million increase in human services expenditures and a net $29 million decrease due to other fiscal changes.

     The 1990 Legislature enacted budget changes that resulted in a $127 million net savings for the 1989-1991 biennium. A total of $178 million in spending reductions were enacted, and increased fees and other revenue changes accounted for a $12 million gain. New spending totaling $63 million was approved.

     A November 1990 forecast estimated a $197 million shortfall for the biennium ending June 30, 1991, and a $1.2 billion shortfall for the biennium ending June 30, 1993 due to spending pressures and reduced revenues. A March 1991 forecast reduced the estimated shortfall for the biennium ending June 30, 1993, to $1.1 billion.

     In January 1991 the Legislature made $197 million in spending reductions for the biennium ended June 30, 1991. The State Accounting General Fund balance at June 30, 1991, was $31 million.

     The 1991 Legislature authorized $13.886 billion in spending for the 1991-1993 biennium. Giving effect to inclusion in the Accounting General Fund of $70 million in dedicated revenues previously budgeted in other funds and dedication of 1.5 percent of existing sales tax as well as a new .5 percent local option sales tax to a Local Government Trust Fund, the total increase in authorized spending was 9.2 percent.

Tax law changes enacted by the 1991 Legislature were expected to yield $590 million in additional revenues for the 1991-1993 biennium. Federal conformity on individual and corporate income taxes was expected to raise $82 million; changes in top individual income tax rates and elimination of some deductions and exemptions were expected to yield an additional $89 million; extension of the sales tax to kennel services, telephone paging services and some business-to-business phone services $38 million; a 5 cents a pack cigarette tax increase to 43 cents $37.2 million; and the .5 percent sales tax increase $370 million.

     After the Legislature adjourned in May 1991, the Commissioner of Finance estimated that at June 30, 1993, the State would have a $400 million budget reserve, the amount approved by the 1991 Legislature, and a $103.2 million Accounting General Fund balance.

     In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

     The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

     After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

     A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

     The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

     After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993 was $463 million.

     The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

     A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

     The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

     Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

     Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

     After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

     The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

     A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

     The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, or 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.


     The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.


     After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund Balance at June 30, 1995, was $481 million.

     The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

     Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statute requires that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.


     A February 1996 forecast projected an Accounting general Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

     In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

     The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

     The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and 36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

     After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

     The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting general Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

     Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts becomes entitled to the aid.

     In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.


     The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Municipal Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990's by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Municipal Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.


     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. The Ohio Supreme Court, in a subsequent case involving the same taxpayer and the same issue, recently refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. The taxpayer has appealed to the United States Supreme Court, which has discretion to decide if it will hear the case. Even if the court declines to consider the appeal, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Municipal Series might be adversely affected, and the value of the shares of the Minnesota Municipal Series might also be adversely affected.

     The State's bond ratings in October 1996 were Aaa by Moody's and AA+ by S&P. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Municipal Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

Special Factors Affecting the Missouri Municipal Series


     Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. However, since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.


     The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,945,813 and 1,016,475 residents, respectively, constituting over fifty percent of Missouri's 1995 population census of approximately 5,339,041. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with nine Fortune 500 industrial companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

     Defense  related  business plays an important  role in Missouri's  economy.
There are a large number of civilians employed at the various military installations and training bases in the State and recent action of the Defense Base Closure and Realignment Commission will result in the loss of a substantial number of civilian jobs in the St. Louis Metropolitan area. Further, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. The contractor receiving the second largest dollar volume of defense contracts in the United States in 1995 was McDonnell Douglas Corporation. McDonnell Douglas Corporation is the State's largest employer, currently employing approximately 20,000 employees in Missouri. Recent changes in the levels of military appropriations and the cancellation of the A-12 program have affected McDonnell Douglas Corporation in Missouri and over the last four years it has reduced its Missouri work force by approximately 30%. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected. On December 15, 1996, The Boeing Company and McDonnell Douglas Corporation announced that The Boeing Company planned to acquire McDonnell Douglas Corporation. It is impossible to determine what effect, if any, completion of the acquisition will have on the operations of McDonnell Douglas Corporation. However, any shift or loss of production operations now conducted in Missouri would have a negative impact on the economy of the state and particularly on the economy of the St. Louis metropolitan area.


     Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty; litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $282 million for desegregation costs in fiscal 1994 and the budget for fiscal 1995 provided $315 million. This expense accounts for close to 7% of total state General Revenue Fund spending.

     Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "general Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

     The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

     The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

     When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.



Special Factors Affecting the New York Municipal Series

     The following information is a summary of special factors affecting the New York Municipal Series. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers and, with respect to information about credit ratings, from newspaper reports.

General

     New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and the City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

Economic Outlook

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The national economy began the current expansion in 1991 and has added over 11 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 240,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

     The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State.

     In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created over 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

Current Fiscal Year

     The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year.

     After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1 percent over the prior fiscal year, after adjustments for comparability.

     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cites. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the Division of Budget (the "DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

     The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total Governmental Funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

General Fund Receipts

     Major statutory changes adopted with the 1996-97 budget that affect 1996-97 include: tax reductions totaling $83 million, adoption of a tax amnesty program expected to increase receipts by $110 million, and a variety of measures increasing miscellaneous receipts by approximately $675 million.

     In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $2.3 billion in the 1996-97 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits. The projected yield of the personal income tax for the 1996-97 fiscal year is $17.1 billion, an increase of $103 million from reported collections in the State's 1995-96 fiscal year. The increase reflects both the effects of the tax reductions noted above and the fact that reported collections in the preceding year were affected by net refund reserve account transactions that depressed collections in 1995-96 by $500 million. The income base for the tax is projected to rise approximately 5 percent for the 1996 tax year.

     User taxes and fees are comprised of three-quarters of the State 4 percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. Receipts in this category in the State's 1996-97 fiscal year are expected to total $6.73 billion, an increase of $97 million from reported 1995-96 results. Underlying growth in the continuing sales tax base is forecast to be 5 percent, accounting for the increase in the category as a whole. Projected receipts in 1996-97 are adversely affected by the full-year effects of reductions in the diesel motor fuel, container and beer taxes adopted in 1995 and by a temporary reduction of the sales tax on clothing enacted in 1996.

     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Total business tax receipts in the State's 1996-97 fiscal year are projected at $4.62 billion, a decline of $360 million from reported 1995-96 results. The decline results from the continuing effects of tax reductions originally enacted in 1994 and 1995, valued at approximately $300 million more in 1996-97 than in 1995-96, and the previously scheduled diversion of petroleum business and other tax receipts to dedicated transportation funds

(valued at approximately $130 million more in 1996-97 than in 1995-96). These factors outweigh the modest growth projected in the bases of the continuing tax structure.

     Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate where the total consideration exceeds $1 million, a pari-mutuel tax and other minor levies. Total receipts from this category in the State's 1996-97 fiscal year are projected at $948 million, $151 million less than in the preceding year.

     Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, receipts from public authorities, and certain other license and fee revenues. Receipts in this category in the State's 1996-97 fiscal year are expected to total $2.1 billion, an increase of $683 million above the amount received in the prior State fiscal year. This includes $481 million in surplus revenues from the Medical Malpractice Insurance
Association ("MMIA"), and other various non-recurring resources. MMIA is a statutorily-created joint underwriting association of property/casualty insurance companies authorized to write certain personal liability insurance in the State which provides primary and excess medical malpractice insurance for medical service providers in the State. It has been reported that certain health care providers are considering a challenge to the State's right to these surplus revenues.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. In the 1996-97 fiscal year, excess sales tax revenues are projected to be $1.4 billion, $75 million more than in the 1995-96 fiscal year. All other transfers are projected to decrease by $82 million, primarily reflecting the non-recurring transfer of $117 million from the Mass Transportation Operating Assistance Fund to the Revenue Accumulation fund in 1995-96. As a result, total transfers are virtually unchanged year-to-year.

General Fund Disbursements

     Grants to local governments is the largest category of General Fund disbursements, and accounts for approximately 70 percent of overall General Fund spending. Disbursements from this category are projected to total $23.13 billion in the 1996-97 State Financial Plan, an increase of $597 million (2.6 percent) from 1995-96 levels. This category of the State Financial Plan includes $11.27 billion in aid for elementary, secondary, and higher education, accounting for 49 cents of every dollar spent in this category. On a school-year basis, formula-based elementary and secondary education aid increased $217 million from 1995-96 levels. General Fund payments for Medicaid are projected to be $5.29 billion, virtually unchanged from the level of $5.34 billion in 1995-96 and down from $5.79 billion in 1994-95. Other social service spending is forecast to increase by only $7 million to $3.17 billion in 1996-97, down from $3.34 billion in 1994-95.

     State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature and the court system. Personal service costs account for approximately 76 percent of this category in 1996-97. Since January 1995, the State's workforce has been reduced by about 15,000 positions, with a decrease of 5,000 positions expected in 1996-97. State employees will not receive a general salary increase this year as part of the collective bargaining agreements recently negotiated for the 1995-96 through 1998-99 fiscal years. Disbursements for State operations are projected at $5.82 billion, a decrease of $135 million or 2.3 percent. The lack of growth in this category reflects the workforce reduction program for 1996-97 that will be accomplished primarily through attrition, a continued hiring freeze and implementation of a retirement incentive program.

     General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes and payments of judgments against the State or its public officers. Disbursements in this category are projected to total $2.22 billion in the 1996-97 State Financial Plan, an increase of $138 million from the 1995-96 levels.

     Debt service paid from the General Fund for 1996-97 reflects only the $10 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. The State's annual spring borrowing has been eliminated.

     Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers are projected to total $1.94 billion, a decrease of $161 million or 7.7 percent from 1995-96 levels. Transfers in support of capital projects decrease $210 million due to the availability of non-recurring revenues, which will be deposited directly to the Capital Projects Funds in 1996-97, and the reclassification of economic development programs from capital projects to grants to local governments. Transfers in support of debt service increase $60 million, reflecting prior year bond sales for prisons, housing programs and SUNY.

Special Revenue Funds

     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 43 percent of total government funds receipts in the 1996-97 fiscal year, three-quarters of that activity relates to federally-funded programs.

     Projected receipts in this fund type total $28.04 billion, an increase of $2.43 billion (9.5 percent) over the prior year. Projected disbursements in this fund type total $28.51 billion, an increase of $2.25 billion (8.6 percent) over 1995-96 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.31 billion in the 1996-97 fiscal year. Remaining projected spending of $7.20 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

Capital Projects Funds

     Capital Projects Funds are used to account for the financial resources used for the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1996-97 fiscal year, activity in these funds is expected to comprise 6 percent of total governmental receipts.

     Total receipts in this fund type are projected at $3.58 billion. Disbursements from this fund type are projected to be $3.85 billion, a decrease of $120 million (3.1 percent) over prior-year levels, due in part to a reclassification of economic development projects to the category of grants to local governments in the General Fund. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $920 million (24 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (28 percent), public authority bond proceeds (34 percent), general obligation bond proceeds (12 percent), and pay-as-you-go revenues (26 percent).

Debt Service Funds

     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund type is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1996-97 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1996-97 fiscal year, total disbursements in this fund type are projected at $2.58 billion, an increase of $164 million or 6.8 percent. The projected transfer from the General Fund of $1.59 billion is expected to finance 62 percent of these payments.

     The remaining payments are expected to be financed by pledged revenues, including $1.83 billion in taxes, $234 million in dedicated fees, and $2.35 billion in patient revenues, including transfers of federal and State reimbursements and State dedicated taxes. After required impoundment for debt service, $3.7 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.9 billion -- is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.4 billion in excess sales tax is expected to be transferred to the General Fund, following payment of projected debt service on LGAC bonds.

Out-year Projections of Receipts and Disbursements

     The 1996-97 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimates that the 1996-97 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $1.3 billion. These include the use of $481 million in surplus funds available from MMIA, $134 million in savings from a refinancing of certain pension obligations, $88 million in projected savings from bond refundings, and $36 million in surplus fund transfers. The balance is composed of $314 million in resources carried forward from the State's 1995-96 fiscal year and various other actions, including that portion of the proposed tax amnesty program that is projected to be non-recurring.

     The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. However, the gap is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

     The out-year projection will be impacted by a variety of factors. Enacted tax reductions, which reduced receipts in the 1996-97 fiscal year by an incremental $2.4 billion, are projected to reduce receipts in the 1997-98 fiscal year by an additional increment of $2.1 billion. The use of up to $1.3 billion of non-recurring resources in 1996-97, and the annualized costs of certain program increases in the 1996-97 enacted budget, will both add additional pressure in closing the 1997-98 gap.

     Actions undertaken in the State's 1996-97 fiscal year, such as workforce reductions, health care and education reforms, and strict controls on State agency spending, are expected to provide larger recurring savings in 1997-98. Sustained growth in the State's economy and continued declines in welfare caseload and Medicaid costs would produce additional savings in the 1997-98 State Financial Plan. Finally, future federal reforms of welfare and/or Medicaid could potentially provide savings to the State in State fiscal year 1997-98.

Prior Fiscal Years

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94, and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and smaller fund balances in 1994-95 and 1995-96.

1995-1996 Fiscal Year

     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low-and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

     This gap in the 1995-96 State Financial Plan was closed through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan called for (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance, and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, the SUNY and the City University of New York ("CUNY"), mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislations to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

     As a result of these and other efforts, the State ended its 1995-96 fiscal year with balances in the General Fund, Special Revenue Funds and Debt Service Funds of $287 million, $499 million and $160 million, respectively, and a deficit of $292 million in the Capital Projects Funds.

     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and Local Government Assistance Corporation ("LGAC"); these restatements had no impact on balance in the General Fund.

1993-94 Fiscal Year

     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

1992-93 Fiscal Year

     The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.

Certain Litigation

     Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the public schools in the City of Yonkers; (vii) an action seeking reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

     Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled the GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over $300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.

The City of New York

     The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

     Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. Implementation of the Financial Plan is dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

Other Localities

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Authorities

     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes-including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State laws has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the Federal Government, and the City, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meets its operating expenses without additional assistance.

Special Factors Affecting the Ohio Municipal Series

     As described in the Prospectus under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Municipal Series will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Series is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


     General. Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Series or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     State Finances. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

     The next biennium, 1992-93, presented significant challenges to state finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY. both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.


     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

     The GRF Appropriations Act for the 1996-97 biennium was passed on June 28, 1995 and signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund Balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other Funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     Debt. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


     By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At November 4, 1996, $838 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($759 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million and outstanding, with no more than $50 million to be issued in any one year.

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion were outstanding or sold and awaiting delivery at November 4, 1996.


     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues).



     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


     Debt Rating. State tax-supported bonds are currently rated (uninsured) "Aa1 by Moody's and "AA+" by both S&P (AAA in the case of highway bonds) and Fitch, and outstanding uninsured State bonds issued by the Ohio Public Facilities Commissions and Ohio Building Authority are rated "A1" by Moody's and "AA-" by both S&P and Fitch.

     Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one).


     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 24 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. The 1996 school district "fiscal emergency" provision has been applied to two districts, and five districts have been placed on preliminary "fiscal watch" status.


     Property Taxes. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Litigation. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.


Special Factors Effecting the Oregon Tax-Exempt Series

     The following  information  is a summary of special  factors  affecting the
Oregon Tax-Exempt Series (the "Oregon Series"). It does not purport to be a complete description and is based in part on (i) the December 1996 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (ii) a November 14, 1996 Official Statement prepared by the State of Oregon Housing and Community Services Department and the Oregon State Treasury for the issue of two State of Oregon general obligation bonds.

                                ECONOMIC FORECAST
Short-Term Outlook

     Similar to the nation as a whole, economic growth in Oregon is likely to be restricted to its long-term trend rate by near capacity labor markets and rising costs. Oregon's jobless rate is unlikely to fall below its current 5.0 percent for any sustained period. This will have the effect of limiting job growth to the rate of increase in the state's labor force. The labor force is expected to increase sufficiently to keep Oregon's employment growth well above the national average but not enough to match the job growth rates of the 1994 to 1996 period. The state's tight labor markets and expanding high technology industries should continue to push Oregon's wages and per capita income up toward the national average.

     Oregon's personal income is forecast to increase 6.3 percent in 1997, down from an estimated 7.9 percent in 1996 but still well above the national forecast of 5.0 percent growth. Non-farm payroll employment is expected to increase 2.9 percent in 1997, more than double the projected national rate of job growth.

     With the state's overall labor market near full capacity, job expansion will become increasingly dependent on labor force growth. While the 18 to 24 year old segment of the population is expected to grow over the next five years, the key to labor force expansion is the rate of net migration. Oregon experienced rapid net in-migration over the 1990 to 1995 period averaging 40,700 per year. The state continues to be attractive to in-migrants, offering low unemployment and rising relative wages. Moreover, California's unemployment rate remains 2 percent above Oregon's rate. These factors should keep Oregon's population growth well above the national average.

     Despite the attraction of Oregon's strong economy, the rate of net in-migration is likely to slow for two reasons. First, California is well into an economic recovery with job growth above the national average. This has already slowed movement into

Oregon. The net number of driver's licenses surrendered by Californians moving to Oregon versus Oregonians moving to California, averaged 15,769 over the 1992 to 1995 fiscal years. For fiscal year 1995-96, the net number of licenses surrendered dropped to 7,790. This trend can be expected to continue. A second factor is Oregon's rising home prices. Oregon's conventional home repeat price index increased 9.3 percent per year over the 1990 to 1995 period, the second fastest growth rate among the states. Home prices are estimated to increase 8.9 percent in 1996, followed by a 7.9 percent projected increase in 1997. These increases are making Oregon a relatively more expensive place to live. This will have the effect of reducing the state's attractiveness to some potential in-migrants.

     The state's tight labor markets are expected to continue pushing Oregon's wages toward the national average. Manufacturing wages grew an estimated 6.3 percent in 1996 while private service wages increased 5.6 percent. In 1997, manufacturing wages are projected to increase another 4.3 percent while private service wages rise 4.4 percent. Oregon's annual wages have increased from 89.8 percent of the national average in 1993 to 92.9 percent in 1995. They are forecast to rise to 94.5 percent in 1997. Wage growth is a key factor stimulating demand and retail sales in Oregon but it also is a growing concern among Oregon businesses because higher wages mean higher costs.

     It is the expanding high technology manufacturing sector that has been the catalyst for the state's rapid growth over the 1994 to 1996 period. Though slowing, high tech should continue to be the driving force behind growth in the region stretching from the Portland Metropolitan area through Salem and Corvallis to Eugene. High tech manufacturers are expected to add 2,300 jobs in 1997 with the overwhelming majority of them occurring in this region.

     The rest of the state will benefit from a generally healthy agriculture sector (with the exception of the cattle industry), a stabilizing timber harvest and increasing cost advantages relative to the Willamette Valley and Portland metropolitan area. The statewide timber harvest is expected to be 4.2 billion board feet in 1997, matching the estimate for 1996. Although the harvest is not expected to show further significant declines, it is forecast to remain at extremely low levels relative to the post World War II norm. Lumber and wood products jobs are forecast to decline only 1.4 percent in 1997 after decreasing an estimated 3.1 percent in 1996.

Personal Income Components

     The major components of personal income are expected to grow more slowly in 1997 with the exception of dividend, interest and rent income and transfer payments. Non-farm proprietor income is forecast to increase 4.3 percent in 1997, down from an estimated 6.2 percent in 1996. Farm proprietor income is projected to drop 12 percent in 1997 after jumping 29.8 percent in 1995 and 41 percent in 1996. Wage and salary income is expected to increase 6.9 percent in 1997, after growing more than 9 percent in both 1995 and 1996.

     The  forecast  of rising  short-term  interest  rates  pushes up  dividend, interest and rent income 7.6 percent in 1997, compared to an estimated 5.2 percent growth rate in 1996. Transfer payments are projected to increase 5.7 percent in 1997, up 0.2 percent from the 1996 estimate.

Goods-Producing Sectors

     Construction employment is expected to show less growth in 1997 though it is likely to remain at a high level of activity. After adding jobs at a double digit rate each year from 1994 to 1996, construction industry employers are forecast to expand payroll jobs only 4.1 percent in 1997. Housing starts are forecast to drop 13.6 percent. While the forecast of 22,100 is below the housing start level for 1994 through 1996, it is above every year between 1979 and 1994.

     Overall manufacturing employment is forecast to increase 0.3 percent in 1997 after averaging 3.0 percent growth for the 1994 to 1996 period. The expanding high tech sector is likely to make it increasingly difficult for other manufacturers to find skilled labor at wages consistent with their competitive position. Metals employment is expected to decline 0.7 percent while transportation equipment manufacturing job growth drops from 4.0 percent in 1996 to 1.1 percent in 1997. Nondurable goods manufacturers are projected to reduce employment 1.3 percent in 1997, in line with the estimated 1996 decrease.

     Mining employment is forecast to inch up 0.8 percent after jumping 10.2 percent in 1996.

Service-Producing Sectors

     The state's service-producing sectors are expected to continue growing but they too are likely to be constrained by labor availability. Jobs in the state's largest sector - non-health services, are expected to grow 5.7 percent, down from 8.1 percent in 1996. A similar slowing trend is also expected for retail and wholesale trade which are projected to increase 2.6 and 3.8 percent in 1997, respectively. Health service employment is forecast to rise 3.4 percent while financial service jobs are projected to expand 2.3 percent. Job growth rates of
2.1 percent in transportation services and 1.4 percent in communications and utilities are anticipated in 1997.

     The government sector in Oregon is forecast to continue shrinking relative to the overall economy. Overall government jobs are projected to increase 1.7 percent in 1997, marking the sixth consecutive year in which public sector jobs have grown more slowly than private sector jobs. Federal government employment is expected to decline for the fifth year in a row, dipping 1.7 percent. State government jobs are projected to increase 2.8 percent while local government jobs (which include tribal employment) increase 1.9 percent.

Forecast Risks

     The single best predictor of short-term movements in Oregon's economy is shifts in the national economy. This means that an overheated national economy followed by recession is the most visible risk to Oregon's economy over the next year. An interest rate induced recession would hit the state's credit sensitive durable goods manufacturing industries such as electronics, timber, metals, and transportation equipment. The state is now particularly vulnerable to swings in semiconductor (a component of the electronics industry) production.

Extended Outlook

     Oregon's overall job and income growth rates are expected to fall back toward the national average as rising costs gradually reduce the state's competitive position. However, Oregon's growth is forecast to continue exceeding the national average over the next seven years, though the gap is likely to narrow considerably. The state is expected to move up near the national average in per capita income and wages by the end of the forecast horizon in 2003.

     Jobs and income in the state are expected to grow more slowly than they did in the previous eight year interval but much faster than the 1979 to 1987 period. Employment is projected to increase 19.8 percent between 1995 and 2003, while inflation-adjusted personal income rises 27.8 percent. The state's population is expected to increase 12.7 percent over the next eight years.


                            Long-Term Oregon Forecast
                               (Percentage Change)

------------------------------------------------------------------------------------------------------
                                                           History                        Forecast
                                                 1979-87              1987-95             1995-2003
------------------------------------------------------------------------------------------------------
Non-farm Payroll Employment                        4.1                  29.4                19.8
Personal Income                                    5.0                  36.8                27.8
(Inflation Adjusted)
Per Capita Income                                  0.9                  17.5                13.4
(Inflation Adjusted)
Population                                         4.1                  16.4                12.7
------------------------------------------------------------------------------------------------------


     By 2003, Oregon's per capita income and wages are expected to be at their highest level relative to the nation as a whole since 1980. Oregon's per capita income in 2003 is projected to be $31,085, an increase of $9,168 since 1995. This would bring the state to within 2.3 percent of the projected national average. The key factor pushing up Oregon's relative per capita income is relative wages. Oregon's annual wage rate is forecast to rise from 92.9 percent of the U. S. average in 1995 to 97.4 percent in 2003.

     Oregon's relative wage rate is being driven by the state's changing industry mix. The rapid growth of the electronics industry which has payroll per worker well above the manufacturing average is a major factor contributing to the change. Electronics employment is expected to increase from 12.2 percent of manufacturing jobs in 1995 to 18.1 percent in 2003.

     Another factor contributing to the state's relative wage growth is tight labor markets. This is expected to continue with Oregon's non-farm wage and salary jobs rising from 46.3 percent of the state's population in 1996 to 48.1 percent in 2003. This ratio for the nation is projected to increase from 44.9 percent in 1996 to 46.0 percent in 2003.

                                   LITIGATION

     The following summary of litigation relates to matters as to which the State of Oregon is a party and as to which the State of Oregon has indicated that the individual claims against the State exceed $10 million. Other litigation may exist with respect to individual municipal issuers as to which the State of Oregon is not a party, but which, if decided adversely, could have a materially adverse effect on the financial condition of the individual municipal issuer.

Liberty Mutual Insurance Co. v. State of Oregon

     In 1993, several out-of-State insurance companies filed an action challenging Oregon's gross premium tax on out-of-State insurers. The plaintiffs alleged that the tax violates the Equal Protection Clause of the Fourteenth Amendment to the United States Constitution because the tax treats domestic and "foreign" insurers differently. The plaintiffs sought (i) a declaration that the Oregon gross premium tax law was unconstitutional, (ii) refunds of all premium taxes paid from 1982 to date, and (iii) the recovery of their attorney fees. Two other related cases have been filed since 1993, Pacific Mutual Health and Life Insurance Co. v. DCBS and DCBS v. Stewart Title Guaranty Corp. If claims were brought by all affected foreign insurers, the possible refund liability exposure would probably exceed $30 million. In hearings before the 1993 Oregon Legislative Assembly concerning the gross premium tax laws, the estimates of the State's potential refund liability in such a case ranged from $27.4 million to $174.6 million.

     However, the 1995 Oregon Legislative Assembly passed HB 2855 which equalizes the taxation of foreign and domestic insurers by eliminating the premium tax on foreign insurers and requiring both foreign and domestic insurers to pay a corporate excise tax. Liberty Mutual and Pacific Mutual have dismissed their cases due to the passage of HB 2855. Stewart Title has refused to drop its counter-claim on the equal protection issue. If the Stewart Title case proceeds to trial on the equal protection issue, and if Stewart prevails, it could open the door to recovery by other insurers who are not a party to the present action and who have not allowed the case to be dismissed against them with prejudice. In that event, the potential refund liability of the State could amount to several million dollars per year for each year that must be refunded. On February 20, 1996, the Court ruled in favor of the State on all issues except the years for which a retaliatory tax could be imposed, with the result that the State will be unable to collect approximately $750,000. No judgment has been entered in the case. The parties are pursuing settlement negotiations to arrive at a consent decree.

Alsea Veneer, Inc. et al v. State of Oregon, et al;
ABC Roofing Co., Inc., et al, v. State of Oregon, et al

     Two companion class actions were filed in September 1988 by Workers' Compensation policyholders insured by the State Accident Insurance Fund Corporation ("SAIF"). The plaintiffs sought damages based on the Oregon Legislative Assembly's 1983 transfer of $81 million in surplus reserves from the Industrial Accident Fund to the State general fund under Oregon Laws 1982 (Special Session 3), chapter 2. Because both cases were brought on behalf of the same class of employer-policyholders, the combined maximum claims in both cases could not exceed $81 million, plus interest and attorney fees.

     On November 19, 1993, the Oregon Supreme Court issued an opinion ruling against the State and holding that the State must return to the Industrial Accident Fund the $81 million that the legislature transferred to the general fund. The Supreme Court remanded the case to the trial court to fashion a decree based on evidence of what SAIF would have done with the money if the money had been available to SAIF.

     On remand, the trial court ordered the State to return the $81 million to SAIF, with interest at the rate Industrial Accident Fund investments have earned since July 1, 1982. Initial estimates indicated that the amount of principal and interest owing under the court's ruling would be approximately $280 million.

     In its 1995 session, the Legislative Assembly appropriated $60 million to the Industrial Accident Fund. To date, the State has repaid $65 million of the $81 million principal amount. The State has not yet paid any of the interest obligation. The parties drafted a proposed settlement agreement which the court approved on February 28, 1996. Under the agreement, the State is obligated to pay a total of $225 million. Of that amount, $65 million has been paid, $80 million will be payable at the end of the 1997 legislative session, and an additional $80 million will be payable at the end of the 1999 legislative session. If the State fails to appropriate the required amounts, the State will be in breach of the agreement and subject to additional court action from the plaintiffs.

Taxation of State Retiree Pension Benefits

     Class action certification has been granted in an action filed against the State and other public entities regarding the taxation of Oregon Public Employees Retirement System benefits. The plaintiff class consists of Public Employees Retirement System (PERS) members who have separated from service with their PERS employer. The defendant class is composed of all employers participating in PERS. The plaintiffs seek enforcement of the Oregon Supreme Court's decision in Hughes v. State. In Hughes, the court ruled that a statutory amendment repealing a tax exemption for retirement benefits violated the constitutional provision against impairment of contract for benefits received from work performed prior to the date of the amendment. The court left it up to the Oregon Legislative Assembly to fashion a remedy. The legislature failed to provide a remedy in its 1993 session. Plaintiffs seek to require public employers to pay breach of contract damages or increase benefits due to taxation of previously untaxed pensions.

     The 1995 Legislative Assembly passed HB 3349 which provides a remedy to the PERS beneficiaries. The bill increases the benefits paid to PERS members as compensation for damages resulting from the taxation of the PERS benefits and prohibits any class action suit for damages based upon such taxation. The claims of the PERS beneficiaries are effectively rendered moot by the legislation. The fiscal impact statement submitted with HB 3349 indicated that the state agencies will be obligated to pay approximately $27 million in the 1995-97 biennium and approximately $36 million in the 1997-99 biennium in increased employer contributions to fund the benefits increase. Of those amounts, only about one-third are paid out of the general fund.

     Local governments have asserted defenses based upon breach of contract theories and also seek indemnification from the State for any amounts the local governments must pay toward a remedy. The passage of HB 3349 does not moot the claims of local governments. If the local governments are successful, liability would be imposed directly on the State general fund for the amount of increased benefits that the local governments must pay as a result of HB 3349. The amount of liability imposed on the State as a result of the local governments' claims is uncertain. The fiscal impact statements prepared for HB 3349 indicated that the total increase in contribution that must be paid by local governments, community colleges and school districts is approximately $44 million for the 1995-97 biennium and $72 million for the 1997-99 biennium, with costs in subsequent biennia not yet estimated. The trial court ruled against the State on the breach of contract issues. Plaintiffs, and others, challenged the adequacy of HB 3349 as a remedy and also sought review and clarification of portions of the bill.

     On the State's motion for reconsideration, the circuit court invalidated HB 3349 and enjoined the payment of increased benefits to PERS retirees under HB 3349 that was scheduled to begin in January 1996. However, on appeal the Oregon Supreme Court upheld the constitutionality of HB 3349 and ruled that the State must cover the benefits increase for State employees but need not indemnify or reimburse the local governments for payments made to plaintiffs or the retirement fund as a result to HB 3349. The exact measure of damages and the adequacy of HB 3349 as a remedy are still to be decided by the trial court.

Taxation of Federal Retiree Pension Benefits

     Several cases have been filed in the Oregon Tax Court and the State Circuit Courts challenging whether a 1991 increase in PERS benefits, to offset State taxation of the PERS benefits, violates a holding by the United States Supreme Court in Davis v. Michigan Dept. of Treasury. The Davis case holds that state statutes may not provide disparate tax treatment of state and federal pension benefits. At this time it is too early to estimate the potential impact of liability under these cases to the State general fund. However, the Oregon Supreme Court upheld a ruling by the Oregon Tax Court in one of the cases, Ragsdale v. Dept. of Revenue, that the increase in PERS benefits did not violate the Davis holding and is constitutional. Plaintiffs filed a petition for review with the U.S. Supreme Court of the Oregon Supreme Court's decision. The U.S. Supreme Court denied review in the Ragsdale case and in a related case, Atkins
v. Department of Revenue.

     Suits involving the same plaintiffs and issues have also been filed in the State Circuit Court and in the Tax Court on behalf of a group of federal retirees seeking refunds of taxes paid to the State. One case has been stayed in Circuit Court. The Tax Court ruled in favor of the State, but plaintiffs have appealed to the Oregon Supreme Court. It is too early to estimate the potential liability of the State in these cases. The plaintiffs are also challenging the provisions of HB 3349 on the same theory as their challenge to the 1991 benefits increase.

     An additional case filed in Multnomah County challenges the PERS benefits increase on the same grounds that the court ruled against in the Ragsdale case. It also seeks to find HB 3349 invalid as a diversion of PERS funds. The court ruled in favor of the State and the plaintiff has appealed to the Oregon Supreme Court.

Challenge to Initiative Measure Savings

     As the result of the passage of Ballot Measure 8 (the "Measure") in the 1994 general election, the State of Oregon could have realized potential savings exceeding $100 million per year in amounts the State would not have been required to contribute to PERS. Under the Measure, the State no longer would have had to make contributions (i) to cover increased benefits due to the inclusion of accrued sick leave in the benefit calculation or (ii) to "pick up" employees' mandatory six percent contribution to the retirement system. The Measure also would have prohibited PERS from providing any guaranteed rate of return on pension funds.

     On June 21, 1996, the Oregon Supreme Court held the Measure invalid on the ground that the Measure's reductions in retirement benefits constituted impairments of the contractual rights of public employees, thereby violating the "Contracts Clause," Article 1, Section 10, clause 1, of the United States Constitution. Oregon State Police Officers' Association v. State of Oregon. On August 28, 1996, the State announced that it will not request the United States Supreme Court to review the Oregon Supreme Court's decision. Because the public employees in the case were successful, the savings to the State that would have resulted from the Measure will not occur.

Challenge to Oregon Health Plan

Matthews v. Horne

     A class action suit has been filed in federal court seeking to add certain Medicare beneficiaries, consisting of disabled and elderly persons, to the groups of persons covered by the Oregon Health Plan (the "Plan"). Under the Plan certain groups of low income persons are provided specified medical services, as well as dental care, eye care and prescription benefits. The plaintiff class is eligible for medical care under the federal Medicare program, but not for the additional services offered by the Oregon Health Plan. If plaintiffs were successful, early estimates indicated that it would cost an additional $30 million per biennium to operate the Plan. The State general fund would be obligated to pay $11 million of the total cost and the federal government would pay the balance. However, it is possible that if the cost of operating the Plan increased by such an amount, the Legislative Assembly would discontinue the Plan entirely. The court ruled in favor of the State on its motion for summary judgment and dismissal. The court granted the State's motion. The plaintiffs sought review of the magistrate's decision by a district court judge. The judge upheld the magistrate's decision. The plaintiffs have filed an appeal with the US Court of Appeals for the Ninth Circuit.

Bibeau v. Pacific NW Research

     This is a federal court class action suit that has been brought on behalf of inmates and their families for injuries the inmates sustained in radiation experiments to which the inmates were subjected in the 1960s and 1970s. The former head of medical services for the Oregon State Police is named as one of the defendants in the suit. The plaintiffs seek $250 million in damages; although it is unlikely that they will recover the full amount sought, it is too early to provide an accurate measure of the damages which plaintiffs may reasonably recover at this stage of the case. The State has tendered its defense to the insurance company that provided coverage to the State in the relevant time frame. Defenses based on statutes of limitation and ultimate repose were asserted on behalf of the State. The court has ruled against the State on this motion. It is possible that a potential recovery could exceed the State's applicable insurance limits.

Kinross Copper Corp. v. State

     An inverse condemnation case has been filed against the State which involves the denial of a permit by the State's Environmental Quality Commission ("EQC"). The Kinross Copper Corporation acquired land for the purpose of mining copper. As part of the mining operations, the company intended to dig a huge pit for which a waste water discharge permit is required. The EQC denied the company's request for a permit based upon an administrative rule that prohibits the issuance of a waste water discharge permit in the area where the copper mine would be located because of the area's proximity to a river that supplies drinking water for the city of Salem, Oregon and other communities. The company alleges a "taking" by the state of the company's property and damages of $32 million as the amount of money it would have earned if the company had been granted a permit and allowed to operate a mine. The State intends to ask the court to dismiss the case because the administrative rule was in effect at the time the company purchased its property. Therefore, the company bought the property subject to the administrative rule and there can be no "taking". While it is too early in the case to realistically estimate the State's exposure, the State believes there is only a remote possibility that the plaintiff will prevail and receive any damages based upon the EQC's denial of the permit.

Pro Se Cases

     There are also several pro se cases on the docket in which plaintiffs representing themselves are suing the State for many millions of dollars. The State believes that the possibility of it having to pay anything in any of these cases is negligible.

                            RECENT LEGISLATIVE ACTION

     The 1995 Legislative Assembly passed a balanced budget, as required by the Oregon Constitution for the 1995-97 fiscal biennium. To complete their work, the Legislative Assembly met in Regular Session until June 10,1995. The Regular Session focused upon maintenance of existing services and implementation of recently passed (November 8, 1994) Ballot Measures, and no new programs were created.

     Under Article V, Section 12 of the Oregon Constitution, the Governor called the Legislative Assembly into Special Session on July 28, 1995 to consider passage of a state "match" of federal money for expansion of the light-rail transportation system in the Portland Metropolitan area. The Special Session adjourned sine die on August 4,1995 after passing a bill that included not only light-rail funding, but also funding of transportation systems in rural areas of the state and other actions. Portions of the light-rail funding bill were invalidated, however, by the Oregon Supreme Court's January 16, 1996 decision of Mcintire v. Forbes on the grounds that the funding legislation violated Article IV, Section 20 of the Oregon Constitution, which requires that legislative acts must address only one subject and "matters properly connected therewith." The court held that the light-rail funding bill addressed multiple subjects and was therefore unconstitutional. The Governor called the Legislative Assembly into a second special session on February 1, 1996, mainly to consider matters affecting light-rail funding and the Community Corrections Act. The Legislative Assembly again passed the light-rail funding package, with terms substantially identical to those approved in the July 1995 special session. The package was divided into individual bills, however, to prevent violation of the "single subject" rule. With respect to the Community Corrections Act, the Legislative Assembly again approved the Community Corrections Program model for financing expanded capacity for State felony offenders. In addition, the Legislative Assembly made several changes to the Community Corrections Act, including, but not limited to (i) increasing by $41 million the amount allocated to the State for financing County Corrections Projects through issuance of State certificates of participation,
(ii) allowing counties to enter into intergovernmental agreements to seek State funding for County Corrections Projects, and (iii) extending the deadline by which counties must submit funding requests until June 30, 1999.

                               MAY 1996 REFERENDUM

     The Legislative Assembly referred to Oregon voters a proposed constitutional amendment ("Measure 25"), which was placed on the ballot for the May 21, 1996 Oregon primary election. Having received a majority of yes votes, Measure 25 amended Article IV, section 25 of the Oregon Constitution to require the approval of three-fifths of the members of each house of the Legislative Assembly, rather than a simple majority, to pass bills for raising revenue.

     Measure 25 does not attempt to define characteristics of a "revenue bill," but Oregon law generally has interpreted this category to mean tax and possibly fee legislation. Therefore, Measure 25 could make more difficult the passage of future bills for raising moneys to fund State operations and programs. However, the State is unable to predict exactly what fiscal impact it might have.

   INITIATIVE MEASURES APPEARING ON THE NOVEMBER 1996 GENERAL ELECTION BALLOT

     Sixteen initiative measures appeared on the November 5, 1996 general election ballot in Oregon. Two of these measures might have affected state and local government finances in Oregon. Only one of the measures was approved by a majority of the voters in the election.

Measure 47

     Measure 47 amends the Oregon Constitution to reduce the ad valorem property tax on each property to the lesser of: (1) the tax on the same property for the tax year ending June 30, 1996 reduced by ten percent; or (2) the tax on the same property for the tax year ending June 30, 1995. Additionally, under Measure 47, the property tax on each property cannot exceed the previous year's tax on the property plus three percent.

     Measure 47 contains exemptions from its tax reduction requirement and tax increase limit. The tax reduction does not apply to that portion of property taxes levied to pay principal and interest on bonded indebtedness. That portion of property taxes levied to pay principal and interest on bonded indebtedness likewise is exempt from the three percent annual ceiling on property tax increases.

     Measure 47 prohibits the use of fees or assessments to pay for government services that were funded from property tax receipts prior to the measure. The measure also expressly authorizes the Legislative Assembly to enact legislation to carry out the measure. It directs the legislature, if the measure makes it necessary to allocate revenue reductions among political subdivisions of the State, or departments or agencies within these subdivisions, to redistribute revenue in a manner that gives priority to public safety and education and minimizes loss of local control of cities and counties to State government.

     Measure 47 directly affects only units of local government that levy and collect ad valorem property taxes. The State of Oregon does not use or rely on ad valorem property taxes to generate moneys for the State General Fund, relying instead primarily on the state income tax. Measure 47 permits but does not require that local revenue reductions be replaced with State income taxes.

     Prior to the election, the Oregon Legislative Revenue Office estimated that Measure 47 would reduce the property taxes collected by local government taxing units by $467 million in the 1997-98 tax year, a reduction of 17 percent from what they otherwise would collect. The reduction for tax years 1998-99 would be $553 million, or 19.1 percent. These estimates are based on certain assumptions that may or may not hold true. However, the reduction in revenues available to local government could generate efforts to seek replacement funding for local governments from State income taxes and the State General Fund.

     At the November 5, 1996 General Election Measure 47 passed. The Amendment is effective December 5, 1996.

                  LEVEL OF GENERAL OBLIGATION BOND INDEBTEDNESS

     As of September 1, 1996, the total amount outstanding on all of the State of Oregon's general obligation bonds was approximately $3.64 billion, including approximately $2.78 billion of Veteran's Welfare Bonds.

                   VALUE OF REVENUE BONDS AFFECTED BY ECONOMY

     Although revenue obligations of Oregon or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties, with the resulting effect on state and local governmental finances, will not adversely affect the market value of municipal obligations held in the portfolio of Seligman Tax-Exempt Fund Series, Inc. (the "Fund") or the ability of the respective obligors to make required payments on such obligations.

                               SMALL ACTIVE MARKET

     There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligation bonds of the State itself, and the market price of such bonds may, therefore, be volatile. If the Fund were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, the large sale itself might adversely affect the value of the Oregon Series' portfolio.

Special Factors Affecting the South Carolina Municipal Series

     The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public
purpose  which  is  also  a  corporate  purpose  of  the  applicable   political
subdivision.

     Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of
Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds.

     Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


     The State of South Carolina has not defaulted on its bonded debt since 1879. The State did, however, experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. The State had budget surpluses at fiscal year end June 30, 1994, June 30, 1995 and June 30, 1996. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in S&P lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. S&P restored the AAA rating on South Carolina's general obligation bonds on July 9, 1996. South Carolina's general obligation bonds are rated Aaa by Moody's. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

     Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

     Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. &
W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o    Introduces  Seligman  Select  Municipal  Fund,  Inc. and  Seligman  Quality
     Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.

o    Introduces  to  the  public   Seligman   Frontier   Fund,   Inc.,  a  small
     capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY  10017


THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                                                       TEA2 9/96
--------------------------------------------------------------------------------
                               13TH ANNUAL REPORT
--------------------------------------------------------------------------------
                                    SELIGMAN
                                   MUNICIPAL
                                      FUND
                                  SERIES, INC.
--------------------------------------------------------------------------------
                               SEPTEMBER 30, 1996

                                     [LOGO]
--------------------------------------------------------------------------------
                                PROVIDING INCOME
                          FREE FROM REGULAR INCOME TAX
                                   SINCE 1983

================================================================================
TO THE SHAREHOLDER
--------------------------------------------------------------------------------

We are pleased to update you on the National and 12 state-specific portfolios of Seligman Municipal Fund Series, Inc. at their fiscal year-end, September 30, 1996.

     After reducing interest rates twice in 1995, and again in January 1996, the Federal Reserve Board left rates unchanged for the next eight months. The economy's rate of growth, which slowed in the fourth quarter of 1995, bounced back in the second quarter of 1996. It continued to grow at a healthy pace all year with virtually no inflationary repercussions. Reports issued in September supported this view, showing continued increases in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     In the municipal bond market, interest rates began to decline in the third quarter of 1995 and continued to do so until February 1996. However, as the economy picked up steam late in the first quarter of this year, and continued to grow in the second quarter, municipal market sentiment turned from enthusiasm to concern regarding inflation. For the last six months, every Fed meeting was under intense scrutiny by market participants. The inability of municipal bond investors to gauge the future direction of rates exaggerated their response to each economic report, with municipal bond yields drifting up or down in response to the latest data.

     On September 24, the Fed decided to maintain the current fed funds rate. Once the decision was announced, long-term municipal bond yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined slightly and ended the quarter at 5.76%. The unchanged monetary policy somewhat stabilized the municipal bond market by the end of the Fund's fourth quarter.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     At the SPECIAL MEETING OF SHAREHOLDERS, held on September 30, 1996, a proposal was passed permitting the Fund to invest any portion of its net assets in securities subject to the federal alternative minimum tax. Consequently, your Fund's name was changed to Seligman Municipal Fund Series, Inc., and the word "Municipal" will replace the words "Tax-Exempt" in each Series within the Fund. For specific results of the SPECIAL MEETING OF SHAREHOLDERS, please refer to page 61.

     A discussion with your Portfolio Manager about your Fund, along with highlights of performance, long-term investment results, portfolio holdings, and financial statements, follows this letter.

     We thank you for your continued interest in Seligman Municipal Fund Series, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President

October 30, 1996

================================================================================
SELIGMAN MUNICIPAL FUND SERIES, INC.
--------------------------------------------------------------------------------
HIGHLIGHTS September 30, 1996

                                 --------------------------------------------------------------------------------------------------
                                                                                                                          MASSA-
                                  NATIONAL       COLORADO           GEORGIA          LOUISIANA         MARYLAND          CHUSETTS
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (in millions)
Class A                            $   98.8       $   52.3           $   51.0         $   57.3          $   54.0          $  109.9
Class D                                 4.8            0.3                2.3              0.4               2.0               1.4
------------------------------------------------------------------------------------------------------------------------------------
YIELD*
Class A                                4.92%          4.39%              4.75%            4.63%             4.59%             4.83%
Class D                                4.24           3.69               4.09             3.97              3.91              4.17
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS**
Class A                            $  0.399       $  0.371              0.388         $  0.422          $  0.404          $  0.411
Class D                               0.328          0.305              0.317            0.347             0.331             0.339
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GAIN DISTRIBUTIONS**             --             --           $  0.054         $  0.062          $  0.034          $  0.107
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
September 30, 1996
  Class A                          $   7.70       $   7.27           $   7.87         $   8.16          $   7.99          $   7.85
  Class D                              7.70           7.27               7.88             8.16              7.99              7.84
September 30, 1995
  Class A                              7.58           7.30               7.81             8.14              7.96              7.91
  Class D                              7.57           7.29               7.82             8.14              7.97              7.90
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE
PER SHARE
September 30, 1996
  Class A                          $   8.08       $   7.63           $   8.26         $   8.57          $   8.39          $   8.24
  Class D                              7.70           7.27               7.88             8.16              7.99              7.84
September 30, 1995
  Class A                              7.96           7.66               8.20             8.55              8.36              8.30
  Class D                              7.57           7.29               7.82             8.14              7.97              7.90
------------------------------------------------------------------------------------------------------------------------------------
MOODY'S/S&P RATINGS+
Aaa/AAA                                  17%            48%                40%              85%               37%               49%
Aa/AA                                    54             36                 32                7                38                19
A/A                                      23             11                 22                6                23                24
Baa/BBB                                   4              4                  6                2                 2                 8
Non-rated                                 2              1                 --               --                --                --
------------------------------------------------------------------------------------------------------------------------------------
HOLDINGS BY MARKET SECTOR+
Revenue Bonds                            86%            78%                67%              79%               65%               82%
General Obligation Bonds                 14             22                 33               21                35                18
------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY
(Years)                                26.3           18.8               20.4             18.9              19.9              21.2
------------------------------------------------------------------------------------------------------------------------------------

* Current yield representing the annualized yield for the 30-day period ended September 30, 1996.
** Represents per share amount paid or declared with respect to Class A and Class D shares during the year ended September 30, 1996.
+    Percentages based on current market values of long-term holdings.

                                ---------------------------------------------------------------------------------------------------
                                                                                                                           SOUTH
                                 MICHIGAN     MINNESOTA       MISSOURI         NEW YORK          OHIO          OREGON     CAROLINA
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (in millions)
Class A                        $    148.2  $    126.2      $    49.9        $    82.7       $    162.2     $    57.3  $    108.2
Class D                               1.5         2.0            0.6              1.2              1.0           1.5         2.7
------------------------------------------------------------------------------------------------------------------------------------
YIELD*
Class A                               4.77%       4.26%          4.35%            4.88%            4.65%         4.45%       4.60%
Class D                               4.11        3.57           3.68             4.22             3.98          3.78        3.94
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS**
Class A                        $      0.448$      0.423    $     0.387      $     0.417     $      0.432   $     0.397$      0.414
Class D                               0.371       0.353          0.318            0.345            0.361         0.328       0.341
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GAIN DISTRIBUTIONS**   $      0.143$      0.020    $     0.073           --         $      0.038   $     0.008$      0.018
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
September 30, 1996
  Class A                      $      8.46 $      7.68     $     7.71       $     7.98      $      8.09    $     7.65 $      8.07
  Class D                             8.45        7.68           7.72             7.98             8.13          7.64        8.06
September 30, 1995
  Class A                             8.54        7.82           7.70             7.86             8.11          7.66        7.97
  Class D                             8.54        7.82           7.70             7.87             8.15          7.65        7.97
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE
PER SHARE
September 30, 1996
  Class A                      $      8.88 $      8.06     $     8.09       $     8.38      $      8.49    $     8.03 $      8.47
  Class D                             8.45        7.68           7.72             7.98             8.13          7.64        8.06
September 30, 1995
  Class A                             8.97        8.21           8.08             8.25             8.51          8.04        8.37
  Class D                             8.54        7.82           7.70             7.87             8.15          7.65        7.97
------------------------------------------------------------------------------------------------------------------------------------
MOODY'S/S&P RATINGS+
Aaa/AAA                              51%         41%            41%              53%              70%           38%         66%
Aa/AA                                20          35             41               11               15            24          12
A/A                                  25          20             18               22               10            25          21
Baa/BBB                               4          --             --               14                2             5           1
Non-rated                             2           4             --               --                3             8          --
------------------------------------------------------------------------------------------------------------------------------------
HOLDINGS BY MARKET SECTOR+
Revenue Bonds                        82%         47%            82%              97%              74%           59%         87%
General Obligation Bonds             18          53             18                3               26            41          13
------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY
(Years)                              21.2        16.3           17.5             26.0             19.0          18.4        20
-----------------------------------------------------------------------------------------------------------------------------------

Note: The yields have been computed in accordance with current SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. National Series' income and a small portion of each State Series' income may be subject to applicable state and local taxes. A portion of each Series' income dividends may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------
The following is a discussion with your Portfolio Manager regarding Seligman Municipal Fund Series, Inc., and a chart and table comparing each Series' performance to the performance of the Lehman Brothers Municipal Bond Index.

 YOUR PORTFOLIO MANAGER
-------------------------


        [PHOTO]


-------------------------

THOMAS G. MOLES is a Managing Director of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman Municipal Fund Series, Inc. and the other Seligman municipal mutual funds which include 19 separate portfolios, and President and Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund. He is responsible for more than $2 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

WHAT ECONOMIC FACTORS AFFECTED SELIGMAN MUNICIPAL FUND SERIES OVER THE PAST 12 MONTHS?

Throughout the fourth quarter of 1995, the majority of market participants believed that the economy was growing at a moderate pace and that inflation remained under control. This bullish outlook caused long-term interest rates to decline steadily during the fourth quarter of 1995 and into the new year. By February 1996, however, the economy began to exhibit signs of unexpected strength and interest rates rose sharply on renewed inflation concerns. Since then, economic data has been mixed, suggesting weakness in some areas and vigor in others. Given these conflicting economic reports, market participants have been unable to form a consensus with respect to the economy. As a result, each new economic release has led to an amplified shift in interest rates.

     On September 24, the Federal Reserve Board stated that it had not seen sufficient evidence of an acceleration in inflation to warrant an increase in the fed funds rate. The Fed's decision to hold monetary policy steady helped stabilize the bond market and prompted a modest decline in long-term yields. Further, by September 30, 1996, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, stood at 5.76%, down from 6.00% a year ago.

WHAT MARKET FACTORS INFLUENCED THE FUND OVER THE PAST 12 MONTHS?

In the municipal bond market, year-to-date new issue supply has increased only marginally over 1995 levels. However, demand, in particular retail demand, has been strong, resulting in shortages of certain types of municipal bonds. The supply imbalance pushed buyers to bid up prices to obtain the specific bonds they required, which caused a compression of yield spreads, or a narrowing of yield differentials, within the various sectors of the municipal market. For example, hospital bonds typically trade at higher yields than similarly rated general obligation bonds, due to their complexity. This year, many typically higher-yielding issues such as hospital bonds have been trading at or near general obligation levels. This market aberration provided us an opportunity to improve the relative value of the portfolios.

================================================================================

--------------------------------------------------------------------------------

WHAT WAS YOUR INVESTMENT STRATEGY IN THE PAST 12 MONTHS?

We believe that the economy is expanding at an acceptable rate of growth and that inflation remains in check. Therefore, we have been comfortable purchasing long-term municipal bonds in spite of the market's frequent ups and downs.
Yields on long-term municipal bonds are significantly higher than yields on short-term municipal securities. For that reason, short-term positions were kept to a minimum.

     Further, to better protect the net asset values of the Fund's Series during periods of rising interest rates, we concentrated new acquisitions in current coupon bonds rather than in discount or zero coupon bonds, as the prices of discount and zero coupon bonds are more vulnerable to rising interest rates. Though we primarily focus on our long-term goals rather than short-term gains, we continuously search for ways to improve the relative value of the Fund by taking advantage of aberrations and inefficiencies within the municipal marketplace.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Thus far, 1996 has been a challenging year for fixed-income investors. The debate within the municipal markets over the strength of the economy most likely will continue to influence the direction of interest rates in the short term. Our team, however, takes a long-term, conservative approach to managing your Fund. We believe municipal bond funds will continue to play an important role in helping investors meet their long-term financial goals, and we remain committed to maintaining diversified portfolios of quality municipal bonds while providing our Shareholders with competitive yields.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES
--------------------------------------------------------------------------------

The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Fund Series Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year or since-inception (where applicable) periods ended September 30, 1996, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same periods. The performance of each Series of Seligman Municipal Fund Series Class D shares is not shown in the charts but is included in the table below each chart. It is important to keep in mind that the Lehman Index does not include any fees or sales charges, and does not reflect state-specific bond market performance.

SELIGMAN NATIONAL MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

SELIGMAN NATIONAL MUNICIPAL SERIES CLASS A

                                                              LEHMAN BROS.
                               WITH           WITHOUT     MUNICIPAL BOND INDEX
DATE                       SALES CHARGE     SALES CHARGE      (SERIES A)

9/30/86 ...............  $    9,528.09   $   10,000.00     $   10,000.00
12/31/86 ..............  $    9,915.79   $   10,406.89     $   10,346.00
3/31/87 ...............  $   10,265.11   $   10,773.50     $   10,596.37
6/30/87 ...............  $    9,683.28   $   10,162.85     $   10,309.21
9/30/87 ...............  $    9,302.34   $    9,763.05     $   10,052.51
12/31/87 ..............  $    9,774.75   $   10,258.85     $   10,501.86
3/31/88 ...............  $   10,045.66   $   10,543.19     $   10,863.12
6/30/88 ...............  $   10,416.15   $   10,932.03     $   11,356.24
12/31/88 ..............  $   11,135.46   $   11,686.98     $   11,566.34
3/31/89 ...............  $   11,238.83   $   11,795.46     $   11,642.67
6/30/89 ...............  $   11,911.28   $   12,501.21     $   12,331.92
9/30/89 ...............  $   11,764.04   $   12,346.68     $   12,340.55
12/31/89 ..............  $   12,229.02   $   12,834.68     $   12,872.09
6/18/90 ...............  $   12,465.94   $   13,083.35     $   13,173.30
9/30/90 ...............  $   12,246.51   $   12,853.05     $   13,181.20
12/31/90 ..............  $   12,940.57   $   13,581.50     $   13,749.31
3/31/91 ...............  $   13,164.21   $   13,816.22     $   14,060.05
6/30/91 ...............  $   13,443.24   $   14,109.08     $   14,359.53
9/30/91 ...............  $   13,990.13   $   14,683.05     $   14,918.11
12/31/91 ..............  $   14,425.26   $   15,139.74     $   15,419.36
3/31/92 ...............  $   14,390.28   $   15,103.03     $   15,465.62
6/30/92 ...............  $   14,964.14   $   15,705.32     $   16,053.31
9/30/92 ...............  $   15,226.90   $   15,981.08     $   16,478.73
12/31/92 ..............  $   15,562.42   $   16,333.22     $   16,778.64
3/31/93 ...............  $   16,350.58   $   17,160.42     $   17,401.13
6/30/93 ...............  $   16,991.22   $   17,832.79     $   17,970.14
9/30/93 ...............  $   17,663.80   $   18,538.69     $   18,577.54
12/31/93 ..............  $   17,756.13   $   18,635.59     $   18,837.62
3/31/94 ...............  $   16,299.82   $   17,107.15     $   17,803.44
6/30/94 ...............  $   16,398.49   $   17,210.70     $   18,001.05
9/30/94 ...............  $   16,281.59   $   17,088.02     $   18,123.46
12/31/94 ..............  $   15,989.75   $   16,781.73     $   17,862.48
3/31/95 ...............  $   17,308.69   $   18,165.99     $   19,125.36
6/30/95 ...............  $   17,751.48   $   18,630.72     $   19,586.28
9/30/95 ...............  $   18,150.50   $   19,049.51     $   20,150.37
12/31/95 ..............  $   19,204.14   $   20,155.35     $   20,980.56
3/31/96 ...............  $   18,787.59   $   19,718.17     $   20,726.70
6/30/96 ...............  $   18,914.67   $   19,851.54     $   20,886.29
9/30/96 ...............  $   19,415.38   $   20,377.05     $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman National Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman National Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.


AVERAGE ANNUAL TOTAL RETURNS
                                  ONE          FIVE          10
                                  YEAR         YEARS        YEARS
                                  ----         -----        -----
Seligman National
Municipal Series
  Class A with Sales Charge       1.86%         5.75%       6.86%
  Class A without Sales Charge    6.97          6.77        7.38
Lehman Index                      6.04          7.45        7.89


                                                     SINCE
                                          ONE       INCEPTION
                                          YEAR       2/1/94
                                          ----       ------
Seligman National
Municipal Series
  Class D with CDSL                       5.13%        n/a
  Class D without CDSL                    6.13        1.95%
Lehman Index                              6.04        4.40

----------
See page 18 for footnotes.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN COLORADO MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

SELIGMAN COLORADO MUNICIPAL SERIES CLASS A

                                                                  LEHMAN BROS.
                                                                  MUNICIPAL BOND
                                    WITH            WITHOUT       INDEX
                               SALES CHARGE      SALES CHARGE     (SERIES A)
                               ------------      ------------     -----------
9/30/86 ..............       $    9,528.30    $   10,000.00    $   10,000.00
12/31/86 .............       $    9,860.92    $   10,349.08    $   10,346.00
3/31/87 ..............       $   10,072.31    $   10,570.93    $   10,596.37
6/30/87 ..............       $    9,678.75    $   10,157.89    $   10,309.21
9/30/87 ..............       $    9,225.33    $    9,682.02    $   10,052.51
12/31/87 .............       $    9,798.58    $   10,283.65    $   10,501.86
3/31/88 ..............       $   10,157.58    $   10,660.41    $   10,863.12
6/30/88 ..............       $   10,398.37    $   10,913.12    $   11,072.78
9/30/88 ..............       $   10,718.49    $   11,249.09    $   11,356.24
12/31/88 .............       $   11,039.67    $   11,586.17    $   11,566.34
3/31/89 ..............       $   11,156.27    $   11,708.54    $   11,642.67
6/30/89 ..............       $   11,782.41    $   12,365.68    $   12,331.92
9/30/89 ..............       $   11,757.65    $   12,339.70    $   12,340.55
12/31/89 .............       $   12,147.84    $   12,749.21    $   12,814.43
3/31/90 ..............       $   12,074.71    $   12,672.45    $   12,872.09
6/30/90 ..............       $   12,356.92    $   12,968.63    $   13,173.30
9/30/90 ..............       $   12,272.38    $   12,879.92    $   13,181.20
12/31/90 .............       $   12,761.01    $   13,392.74    $   13,749.31
3/31/91 ..............       $   12,973.78    $   13,616.06    $   14,060.05
6/30/91 ..............       $   13,210.03    $   13,864.00    $   14,359.53
9/30/91 ..............       $   13,640.86    $   14,316.16    $   14,918.11
12/31/91 .............       $   13,960.14    $   14,651.24    $   15,419.36
3/31/92 ..............       $   13,929.36    $   14,618.93    $   15,465.62
6/30/92 ..............       $   14,390.82    $   15,103.23    $   16,053.31
9/30/92 ..............       $   14,696.95    $   15,424.51    $   16,478.73
12/31/92 .............       $   15,030.79    $   15,774.87    $   16,778.64
3/31/93 ..............       $   15,529.89    $   16,298.67    $   17,401.13
6/30/93 ..............       $   16,028.12    $   16,821.55    $   17,970.14
9/30/93 ..............       $   16,539.56    $   17,358.31    $   18,577.54
12/31/93 .............       $   16,701.27    $   17,528.02    $   18,837.62
3/31/94 ..............       $   15,887.17    $   16,673.62    $   17,803.44
6/30/94 ..............       $   16,028.86    $   16,822.32    $   18,001.05
9/30/94 ..............       $   16,056.65    $   16,851.48    $   18,123.46
12/31/94 .............       $   15,844.98    $   16,629.33    $   17,862.48
3/31/95 ..............       $   16,850.04    $   17,684.14    $   19,125.36
6/30/95 ..............       $   17,139.83    $   17,988.27    $   19,586.28
9/30/95 ..............       $   17,430.50    $   18,293.33    $   20,150.37
12/31/95 .............       $   18,057.45    $   18,951.30    $   20,980.56
3/31/96 ..............       $   17,843.67    $   18,726.95    $   20,726.70
6/30/96 ..............       $   18,026.74    $   18,919.08    $   20,886.29
9/30/96 ..............       $   18,259.41    $   19,163.26    $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Colorado Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Colorado Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                     ONE        FIVE        10
                                     YEAR       YEARS      YEARS
                                     ----       -----      -----
Seligman Colorado
Municipal Series
  Class A with Sales Charge         (0.17)%     4.98%      6.21%
  Class A without Sales Charge       4.76       6.01       6.72
Lehman Index                         6.04       7.45       7.89

                                                      SINCE
                                          ONE         INCEPTION
                                          YEAR        2/1/94
                                          ----        ------
Seligman Colorado
Municipal Series
  Class D with CDSL                       2.96%         n/a
  Class D without CDSL                    3.95         1.89%
Lehman Index                              6.04         4.40

----------
See page 18 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)
--------------------------------------------------------------------------------

SELIGMAN GEORGIA MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

SELIGMAN GEORGIA MUNICIPAL SERIES CLASS A

                                                            LEHMAN BROS.
                                                            MUNICIPAL
                             WITH              WITHOUT      BOND INDEX
DATE                     SALES CHARGE       SALES CHARGE    (SERIES D)
----                     ------------       ------------    ----------

6/15/87 ...........    $    9,520.00    $   10,000.00    $   10,000.00
6/30/87 ...........    $    9,413.33    $    9,887.95
9/30/87 ...........    $    8,795.01    $    9,238.45    $    9,751.00
12/31/87 ..........    $    9,408.85    $    9,883.25    $   10,186.87
3/31/88 ...........    $    9,746.26    $   10,237.68    $   10,537.30
6/30/88 ...........    $   10,009.51    $   10,514.20    $   10,740.67
9/30/88 ...........    $   10,334.58    $   10,855.65    $   11,015.63
12/31/88 ..........    $   10,691.63    $   11,230.70    $   11,219.42
3/31/89 ...........    $   10,791.50    $   11,335.61    $   11,293.47
6/30/89 ...........    $   11,430.34    $   12,006.66    $   11,962.04
9/30/89 ...........    $   11,383.14    $   11,957.07    $   11,970.41
12/31/89 ..........    $   11,747.04    $   12,339.33    $   12,430.08
3/31/90 ...........    $   11,747.04    $   12,339.33    $   12,486.01
6/18/90 ...........    $   12,007.71    $   12,613.15    $   12,778.18
9/30/90 ...........    $   11,973.62    $   12,577.34    $   12,785.85
12/31/90 ..........    $   12,570.46    $   13,204.28    $   13,336.92
3/31/91 ...........    $   12,800.49    $   13,445.91    $   13,638.34
6/30/91 ...........    $   13,057.80    $   13,716.20    $   13,928.83
9/30/91 ...........    $   13,565.90    $   14,249.93    $   14,470.66
12/31/91 ..........    $   13,949.88    $   14,653.26    $   14,956.88
3/31/92 ...........    $   13,940.70    $   14,643.60    $   15,001.75
6/30/92 ...........    $   14,508.36    $   15,239.88    $   15,571.82
9/30/92 ...........    $   14,874.38    $   15,624.36    $   15,984.47
12/31/92 ..........    $   15,205.41    $   15,972.09    $   16,275.39
3/31/93 ...........    $   15,646.24    $   16,435.13    $   16,879.20
6/30/93 ...........    $   16,175.66    $   16,991.24    $   17,431.15
9/30/93 ...........    $   16,950.57    $   17,805.24    $   18,020.33
12/31/93 ..........    $   17,061.47    $   17,921.74    $   18,272.61
3/31/94 ...........    $   15,897.11    $   16,698.67    $   17,269.44
6/30/94 ...........    $   15,994.79    $   16,801.27    $   17,461.14
9/30/94 ...........    $   16,015.12    $   16,822.62    $   17,579.87
12/31/94 ..........    $   15,758.18    $   16,552.72    $   17,326.72
3/31/95 ...........    $   16,972.31    $   17,828.08    $   18,551.72
6/30/95 ...........    $   17,482.68    $   18,364.18    $   18,998.82
9/30/95 ...........    $   17,882.41    $   18,784.05    $   19,545.98
12/31/95 ..........    $   18,777.23    $   19,723.98    $   20,351.28
3/31/96 ...........    $   18,390.69    $   19,317.96    $   20,105.03
6/30/96 ...........    $   18,554.70    $   19,490.25    $   20,259.84
9/30/96 ...........    $   19,056.27    $   20,017.11    $   20,725.81

The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1996, for Seligman Georgia Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Georgia Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE
                                   ONE      FIVE    INCEPTION
                                   YEAR     YEARS    6/15/87
                                   ----     -----    -------
Seligman Georgia
Municipal Series
  Class A with Sales Charge        1.50%    6.00%      7.18%
  Class A without Sales Charge     6.56     7.03       7.75
Lehman Index                       6.04     7.45       8.20*

* From 6/30/87.

                                                SINCE
                                       ONE    INCEPTION
                                      YEAR     2/1/94
                                      ----     ------
Seligman Georgia
Municipal Series
  Class D with CDSL                    4.60%      n/a
  Class D without CDSL                 5.60      2.91%
Lehman Index                           6.04      4.40

----------
See page 18 for footnotes.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN LOUISIANA MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

SELIGMAN LOUISIANA MUNICIPAL SERIES CLASS A

                                                                  LEHMAN BROS.
                                                                  MUNICIPAL
                              WITH             WITHOUT            BOND INDEX
DATE                      SALES CHARGE       SALES CHARGE         (SERIES A)

9/30/86 ...............  $    9,519.81      $   10,000.00      $   10,000.00
12/31/86 ..............  $    9,849.25      $   10,346.05      $   10,346.00
3/31/87 ...............  $   10,216.60      $   10,731.94      $   10,596.37
6/30/87 ...............  $    9,867.77      $   10,365.50      $   10,309.21
9/30/87 ...............  $    9,578.63      $   10,061.78      $   10,052.51
12/31/87 ..............  $   10,092.92      $   10,602.01      $   10,501.86
3/31/88 ...............  $   10,417.38      $   10,942.84      $   10,863.12
6/30/88 ...............  $   10,636.19      $   11,172.70      $   11,072.78
9/30/88 ...............  $   10,985.51      $   11,539.63      $   11,356.24
12/31/88 ..............  $   11,227.28      $   11,793.59      $   11,566.34
3/31/89 ...............  $   11,360.88      $   11,933.95      $   11,642.67
6/30/89 ...............  $   11,974.91      $   12,578.94      $   12,331.92
9/30/89 ...............  $   11,978.21      $   12,582.41      $   12,340.55
12/31/89 ..............  $   12,365.24      $   12,988.97      $   12,814.43
3/31/90 ...............  $   12,367.41      $   12,991.24      $   12,872.09
6/30/90 ...............  $   12,670.83      $   13,309.97      $   13,173.30
9/30/90 ...............  $   12,601.16      $   13,236.79      $   13,181.20
12/31/90 ..............  $   13,213.99      $   13,880.54      $   13,749.31
3/31/91 ...............  $   13,491.57      $   14,172.12      $   14,060.05
6/30/91 ...............  $   13,772.33      $   14,467.03      $   14,359.53
9/30/91 ...............  $   14,301.61      $   15,023.01      $   14,918.11
12/31/91 ..............  $   14,718.04      $   15,460.45      $   15,419.36
3/31/92 ...............  $   14,701.05      $   15,442.60      $   15,465.62
6/30/92 ...............  $   15,305.73      $   16,077.79      $   16,053.31
9/30/92 ...............  $   15,607.37      $   16,394.64      $   16,478.73
12/31/92 ..............  $   15,871.06      $   16,671.63      $   16,778.64
3/31/93 ...............  $   16,475.06      $   17,306.09      $   17,401.13
6/30/93 ...............  $   16,973.01      $   17,829.16      $   17,970.14
9/30/93 ...............  $   17,495.30      $   18,377.80      $   18,577.54
12/31/93 ..............  $   17,687.92      $   18,580.14      $   18,837.62
3/31/94 ...............  $   16,735.60      $   17,579.80      $   17,803.44
6/30/94 ...............  $   16,807.10      $   17,654.89      $   18,001.05
9/30/94 ...............  $   16,824.53      $   17,673.20      $   18,123.46
12/31/94 ..............  $   16,647.04      $   17,486.76      $   17,862.48
3/31/95 ...............  $   17,741.12      $   18,636.03      $   19,125.36
6/30/95 ...............  $   18,089.77      $   19,002.27      $   19,586.28
9/30/95 ...............  $   18,556.53      $   19,492.57      $   20,150.37
12/31/95 ..............  $   19,493.28      $   20,476.57      $   20,980.56
3/31/96 ...............  $   19,176.87      $   20,144.20      $   20,726.70
6/30/96 ...............  $   19,238.78      $   20,209.24      $   20,886.29
9/30/96 ...............  $   19,729.62      $   20,724.85      $   21,366.68

The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Louisiana Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Louisiana Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.


AVERAGE ANNUAL TOTAL RETURNS

                                  ONE          FIVE         10
                                  YEAR         YEARS       YEARS
                                  ----         -----       -----
Seligman Louisiana
Municipal Series
  Class A with Sales Charge       1.22%        5.61%       7.03%
  Class A without Sales Charge    6.32         6.65        7.56
Lehman Index                      6.04         7.45        7.89


                                                     SINCE
                                         ONE       INCEPTION
                                         YEAR        2/1/94
                                         ----        ------
Seligman Louisiana
Municipal Series
  Class D with CDSL                      4.37%         n/a
  Class D without CDSL                   5.37         2.79%
Lehman Index                             6.04         4.40

----------
See page 18 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

SELIGMAN MARYLAND MUNICIPAL SERIES CLASS A

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                  WITH             WITHOUT          BOND INDEX
DATE                          SALES CHARGE       SALES CHARGE       (SERIES A)

9/30/86 ............       $    9,523.21       $   10,000.00       $   10,000.00
12/31/86 ...........       $    9,894.74       $   10,390.13       $   10,346.00
3/31/87 ............       $   10,071.26       $   10,575.49       $   10,596.37
6/30/87 ............       $    9,543.89       $   10,021.72       $   10,309.21
9/30/87 ............       $    9,198.89       $    9,659.44       $   10,052.51
12/31/87 ...........       $    9,805.37       $   10,296.27       $   10,501.86
3/31/88 ............       $   10,086.36       $   10,591.32       $   10,863.12
6/30/88 ............       $   10,314.46       $   10,830.83       $   11,072.78
9/30/88 ............       $   10,646.01       $   11,178.99       $   11,356.24
12/31/88 ...........       $   10,905.03       $   11,450.96       $   11,566.34
3/31/89 ............       $   11,034.36       $   11,586.78       $   11,642.67
6/30/89 ............       $   11,679.80       $   12,264.52       $   12,331.92
9/30/89 ............       $   11,650.04       $   12,233.26       $   12,340.55
12/31/89 ...........       $   12,049.47       $   12,652.70       $   12,814.43
3/31/90 ............       $   12,019.67       $   12,621.40       $   12,872.09
6/30/90 ............       $   12,271.76       $   12,886.11       $   13,173.30
9/30/90 ............       $   12,170.77       $   12,780.06       $   13,181.20
12/31/90 ...........       $   12,790.73       $   13,431.05       $   13,749.31
3/31/91 ............       $   13,001.39       $   13,652.25       $   14,060.05
6/30/91 ............       $   13,237.48       $   13,900.16       $   14,359.53
9/30/91 ............       $   13,784.40       $   14,474.45       $   14,918.11
12/31/91 ...........       $   14,129.88       $   14,837.25       $   15,419.36
3/31/92 ............       $   14,176.64       $   14,886.35       $   15,465.62
6/30/92 ............       $   14,688.93       $   15,424.29       $   16,053.31
9/30/92 ............       $   15,046.00       $   15,799.24       $   16,478.73
12/31/92 ...........       $   15,294.08       $   16,059.73       $   16,778.64
3/31/93 ............       $   15,860.93       $   16,654.94       $   17,401.13
6/30/93 ............       $   16,407.52       $   17,228.91       $   17,970.14
9/30/93 ............       $   17,036.14       $   17,888.99       $   18,577.54
12/31/93 ...........       $   17,118.82       $   17,975.82       $   18,837.62
3/31/94 ............       $   16,212.79       $   17,024.43       $   17,803.44
6/30/94 ............       $   16,313.04       $   17,129.70       $   18,001.05
9/30/94 ............       $   16,340.67       $   17,158.71       $   18,123.46
12/31/94 ...........       $   16,181.57       $   16,991.65       $   17,862.48
3/31/95 ............       $   17,307.23       $   18,173.66       $   19,125.36
6/30/95 ............       $   17,690.97       $   18,576.62       $   19,586.28
9/30/95 ............       $   18,121.39       $   19,028.59       $   20,150.37
12/31/95 ...........       $   18,906.20       $   19,852.69       $   20,980.56
3/31/96 ............       $   18,579.99       $   19,510.16       $   20,726.70
6/30/96 ............       $   18,797.52       $   19,738.57       $   20,886.29
9/30/96 ............       $   19,208.42       $   20,170.04       $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Maryland Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Maryland Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                         ONE         FIVE        10
                                        YEAR        YEARS     YEARS
                                        ----        -----     -----
Seligman Maryland
Municipal Series
  Class A with Sales Charge             0.93%       5.82%     6.75%
  Class A without Sales Charge          6.00        6.86      7.27
Lehman Index                            6.04        7.45      7.89


                                                             SINCE
                                          ONE                INCEPTION
                                          YEAR               2/1/94
                                          ----              --------
Seligman Maryland
Municipal Series
  Class D with CDSL                       3.91%                n/a
  Class D without CDSL                    4.91                2.92%
Lehman Index                              6.04                4.40

----------
See page 18 for footnotes.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN MASSACHUSETTS MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                             LEHMAN BROS.
                                                             MUNICIPAL
                        WITH              WITHOUT            BOND INDEX
DATE                SALES CHARGE       SALES CHARGE          (SERIES A)

9/30/86 ......    $    9,527.75       $   10,000.00       $   10,000.00
12/31/86 .....    $    9,861.68       $   10,350.49       $   10,346.00
3/31/87 ......    $   10,163.29       $   10,667.06       $   10,596.37
6/30/87 ......    $    9,676.07       $   10,155.69       $   10,309.21
9/30/87 ......    $    9,322.42       $    9,784.51       $   10,052.51
12/31/87 .....    $    9,856.37       $   10,344.93       $   10,501.86
3/31/88 ......    $   10,242.46       $   10,750.16       $   10,863.12
6/30/88 ......    $   10,480.96       $   11,000.47       $   11,072.78
9/30/88 ......    $   10,734.83       $   11,266.92       $   11,356.24
12/31/88 .....    $   10,950.71       $   11,493.51       $   11,566.34
3/31/89 ......    $   11,005.99       $   11,551.53       $   11,642.67
6/30/89 ......    $   11,657.67       $   12,235.51       $   12,331.92
9/30/89 ......    $   11,613.22       $   12,188.86       $   12,340.55
12/31/89 .....    $   11,900.02       $   12,489.88       $   12,814.43
3/31/90 ......    $   11,896.82       $   12,486.51       $   12,872.09
6/30/90 ......    $   12,143.93       $   12,745.87       $   13,173.30
9/30/90 ......    $   11,901.29       $   12,491.21       $   13,181.20
12/31/90 .....    $   12,544.66       $   13,166.46       $   13,749.31
3/31/91 ......    $   12,919.18       $   13,559.54       $   14,060.05
6/30/91 ......    $   13,220.24       $   13,875.52       $   14,359.53
9/30/91 ......    $   13,786.18       $   14,469.51       $   14,918.11
12/31/91 .....    $   14,171.91       $   14,874.37       $   15,419.36
3/31/92 ......    $   14,251.50       $   14,957.89       $   15,465.62
6/30/92 ......    $   14,790.14       $   15,523.22       $   16,053.31
9/30/92 ......    $   15,130.72       $   15,880.69       $   16,478.73
12/31/92 .....    $   15,458.40       $   16,224.61       $   16,778.64
3/31/93 ......    $   16,014.91       $   16,808.69       $   17,401.13
6/30/93 ......    $   16,593.42       $   17,415.88       $   17,970.14
9/30/93 ......    $   17,124.56       $   17,973.34       $   18,577.54
12/31/93 .....    $   17,239.87       $   18,094.38       $   18,837.62
3/31/94 ......    $   16,431.15       $   17,245.57       $   17,803.44
6/30/94 ......    $   16,565.95       $   17,387.04       $   18,001.05
9/30/94 ......    $   16,621.04       $   17,444.86       $   18,123.46
12/31/94 .....    $   16,475.88       $   17,292.51       $   17,862.48
3/31/95 ......    $   17,491.45       $   18,358.41       $   19,125.36
6/30/95 ......    $   17,818.44       $   18,701.61       $   19,586.28
9/30/95 ......    $   18,213.68       $   19,116.45       $   20,150.37
12/31/95 .....    $   19,014.78       $   19,920.68       $   20,980.56
3/31/96 ......    $   18,651.29       $   19,575.75       $   20,726.70
6/30/96 ......    $   18,851.22       $   19,785.59       $   20,886.29
9/30/96 ......    $   19,300.24       $   20,256.86       $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Massachusetts Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Massachusetts Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                              ONE     FIVE      10
                                             YEAR    YEARS   YEARS
                                             ----    ----    -----
Seligman Massachusetts
Municipal Series
   Class A with Sales Charge                 0.99%   5.93%    6.80%
   Class A without Sales Charge              5.97     6.96    7.31
Lehman Index                                 6.04     7.45    7.89


                                                              SINCE
                                                ONE           INCEPTION
                                                YEAR          2/1/94
                                                ----          --------
Seligman Massachusetts
Municipal Series
  Class D with CDSL                             4.02%            n/a
  Class D without CDSL                          5.01           2.82%
Lehman Index                                    6.04           4.40

----------
See page 18 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)
--------------------------------------------------------------------------------
SELIGMAN MICHIGAN MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                WITH              WITHOUT           BOND INDEX
DATE                        SALES CHARGE       SALES CHARGE         (SERIES A)

9/30/86 ............       $    9,520.62       $   10,000.00       $   10,000.00
12/31/86 ...........       $    9,821.45       $   10,315.97       $   10,346.00
3/31/87 ............       $   10,077.55       $   10,584.98       $   10,596.37
6/30/87 ............       $    9,652.43       $   10,138.44       $   10,309.21
9/30/87 ............       $    9,247.67       $    9,713.30       $   10,052.51
12/31/87 ...........       $    9,780.98       $   10,273.47       $   10,501.86
3/31/88 ............       $   10,132.37       $   10,642.56       $   10,863.12
6/30/88 ............       $   10,408.30       $   10,932.38       $   11,072.78
9/30/88 ............       $   10,725.43       $   11,265.49       $   11,356.24
12/31/88 ...........       $   10,997.06       $   11,550.80       $   11,566.34
3/31/89 ............       $   11,110.68       $   11,670.14       $   11,642.67
6/30/89 ............       $   11,809.60       $   12,404.26       $   12,331.92
9/30/89 ............       $   11,787.86       $   12,381.43       $   12,340.55
12/31/89 ...........       $   12,174.96       $   12,788.01       $   12,814.43
3/31/90 ............       $   12,166.07       $   12,778.68       $   12,872.09
6/30/90 ............       $   12,454.44       $   13,081.56       $   13,173.30
9/30/90 ............       $   12,326.06       $   12,946.71       $   13,181.20
12/31/90 ...........       $   12,886.98       $   13,535.88       $   13,749.31
3/31/91 ............       $   13,154.24       $   13,816.59       $   14,060.05
6/30/91 ............       $   13,443.48       $   14,120.40       $   14,359.53
9/30/91 ............       $   13,970.01       $   14,673.44       $   14,918.11
12/31/91 ...........       $   14,434.27       $   15,161.09       $   15,419.36
3/31/92 ............       $   14,461.82       $   15,190.03       $   15,465.62
6/30/92 ............       $   15,046.69       $   15,804.35       $   16,053.31
9/30/92 ............       $   15,443.76       $   16,221.41       $   16,478.73
12/31/92 ...........       $   15,778.74       $   16,573.26       $   16,778.64
3/31/93 ............       $   16,313.79       $   17,135.25       $   17,401.13
6/30/93 ............       $   16,912.53       $   17,764.14       $   17,970.14
9/30/93 ............       $   17,447.22       $   18,325.75       $   18,577.54
12/31/93 ...........       $   17,590.20       $   18,475.94       $   18,837.62
3/31/94 ............       $   16,776.33       $   17,621.08       $   17,803.44
6/30/94 ............       $   16,872.11       $   17,721.69       $   18,001.05
9/30/94 ............       $   16,941.26       $   17,794.32       $   18,123.46
12/31/94 ...........       $   16,739.62       $   17,582.53       $   17,862.48
3/31/95 ............       $   17,840.15       $   18,738.47       $   19,125.36
6/30/95 ............       $   18,147.55       $   19,061.34       $   19,586.28
9/30/95 ............       $   18,560.02       $   19,494.58       $   20,150.37
12/31/95 ...........       $   19,381.48       $   20,357.40       $   20,980.56
3/31/96 ............       $   19,067.50       $   20,027.62       $   20,726.70
6/30/96 ............       $   19,211.22       $   20,178.57       $   20,886.29
9/30/96 ............       $   19,703.62       $   20,695.77       $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Michigan Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Michigan Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                            ONE         FIVE          10
                                           YEAR         YEARS        YEARS
                                           -----       ------       ------
Seligman Michigan
Municipal Series
  Class A with Sales Charge                 1.07%       6.08%        7.02%
  Class A without Sales Charge              6.16        7.12         7.54
Lehman Index                                6.04        7.45         7.89



                                                              SINCE
                                               ONE            INCEPTION
                                               YEAR           2/1/94
                                             ------        ----------
Seligman Michigan
Municipal Series
  Class D with CDSL                            4.10%             n/a
  Class D without CDSL                         5.09             2.81%
Lehman Index                                   6.04             4.40

----------
See page 18 for footnotes.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN MINNESOTA MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                  WITH              WITHOUT         BOND INDEX
DATE                         ALES CHARGE       SALES CHARGE         (SERIES A)

9/30/86 ............       $    9,523.24       $   10,000.00       $   10,000.00
12/31/86 ...........       $    9,837.42       $   10,329.89       $   10,346.00
3/31/87 ............       $   10,125.95       $   10,632.86       $   10,596.37
6/30/87 ............       $    9,676.02       $   10,160.41       $   10,309.21
9/30/87 ............       $    9,338.59       $    9,806.09       $   10,052.51
12/31/87 ...........       $    9,784.62       $   10,274.45       $   10,501.86
3/31/88 ............       $   10,155.82       $   10,664.23       $   10,863.12
6/30/88 ............       $   10,392.75       $   10,913.01       $   11,072.78
9/30/88 ............       $   10,716.93       $   11,253.42       $   11,356.24
12/31/88 ...........       $   10,981.37       $   11,531.09       $   11,566.34
3/31/89 ............       $   11,030.95       $   11,583.16       $   11,642.67
6/30/89 ............       $   11,694.34       $   12,279.76       $   12,331.92
9/30/89 ............       $   11,610.22       $   12,191.43       $   12,340.55
12/31/89 ...........       $   12,067.50       $   12,671.61       $   12,814.43
3/31/90 ............       $   12,071.35       $   12,675.65       $   12,872.09
6/30/90 ............       $   12,345.59       $   12,963.61       $   13,173.30
9/30/90 ............       $   12,282.40       $   12,897.26       $   13,181.20
12/31/90 ...........       $   12,854.64       $   13,498.14       $   13,749.31
3/31/91 ............       $   13,021.42       $   13,673.27       $   14,060.05
6/30/91 ............       $   13,262.30       $   13,926.20       $   14,359.53
9/30/91 ............       $   13,645.30       $   14,328.37       $   14,918.11
12/31/91 ...........       $   13,822.38       $   14,514.31       $   15,419.36
3/31/92 ............       $   13,968.98       $   14,668.25       $   15,465.62
6/30/92 ............       $   14,394.31       $   15,114.87       $   16,053.31
9/30/92 ............       $   14,697.16       $   15,432.88       $   16,478.73
12/31/92 ...........       $   14,883.05       $   15,628.08       $   16,778.64
3/31/93 ............       $   15,494.75       $   16,270.39       $   17,401.13
6/30/93 ............       $   16,079.83       $   16,884.76       $   17,970.14
9/30/93 ............       $   16,617.00       $   17,448.82       $   18,577.54
12/31/93 ...........       $   16,890.33       $   17,735.83       $   18,837.62
3/31/94 ............       $   16,344.56       $   17,162.74       $   17,803.44
6/30/94 ............       $   16,460.78       $   17,284.78       $   18,001.05
9/30/94 ............       $   16,636.35       $   17,469.13       $   18,123.46
12/31/94 ...........       $   16,461.67       $   17,285.71       $   17,862.48
3/31/95 ............       $   17,284.65       $   18,149.88       $   19,125.36
6/30/95 ............       $   17,605.46       $   18,486.75       $   19,586.28
9/30/95 ............       $   17,902.12       $   18,798.27       $   20,150.37
12/31/95 ...........       $   18,339.36       $   19,257.40       $   20,980.56
3/31/96 ............       $   18,120.95       $   19,028.06       $   20,726.70
6/30/96 ............       $   18,270.49       $   19,185.08       $   20,886.29
9/30/96 ............       $   18,616.27       $   19,548.17       $   21,366.68

The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Minnesota Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Minnesota Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                            ONE         FIVE          10
                                           YEAR         YEARS        YEARS
                                           -----       ------       ------
Seligman Minnesota
Municipal Series
  Class A with Sales Charge               (0.95)%       5.38%        6.41%
  Class A without Sales Charge             3.99         6.41         6.93
Lehman Index                               6.04         7.45         7.89


                                                                   SINCE
                                                     ONE           INCEPTION
                                                     YEAR          2/1/94
                                                     ------      ----------
Seligman Minnesota
Municipal Series
  Class D with CDSL                                  2.08%            n/a
  Class D without CDSL                               3.06            2.33%
Lehman Index                                         6.04            4.40

----------
See page 18 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)
--------------------------------------------------------------------------------
SELIGMAN MISSOURI MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                  WITH          WITHOUT             BOND INDEX
DATE                          SALES CHARGE   SALES CHARGE           (SERIES A)

9/30/86 ............          $  9,518.85   $  10,000.00       $   10,000.00
12/31/86 ...........          $  9,804.66   $  10,300.25       $   10,346.00
3/31/87 ............          $ 10,048.49   $  10,556.41       $   10,596.37
6/30/87 ............          $  9,619.54   $  10,105.77       $   10,309.21
9/30/87 ............          $  9,119.13   $   9,580.07       $   10,052.51
12/31/87 ...........          $  9,773.73   $  10,267.77       $   10,501.86
3/31/88 ............          $ 10,128.45   $  10,640.42       $   10,863.12
6/30/88 ............          $ 10,393.69   $  10,919.06       $   11,072.78
9/30/88 ............          $ 10,645.43   $  11,183.54       $   11,356.24
12/31/88 ...........          $ 10,991.21   $  11,546.79       $   11,566.34
3/31/89 ............          $ 11,045.43   $  11,603.73       $   11,642.67
6/30/89 ............          $ 11,681.05   $  12,271.49       $   12,331.92
9/30/89 ............          $ 11,638.94   $  12,227.24       $   12,340.55
12/31/89 ...........          $ 12,029.13   $  12,637.15       $   12,814.43
3/31/90 ............          $ 12,021.95   $  12,629.61       $   12,872.09
6/30/90 ............          $ 12,339.69   $  12,963.40       $   13,173.30
9/30/90 ............          $ 12,274.94   $  12,895.38       $   13,181.20
12/31/90 ...........          $ 12,862.48   $  13,512.62       $   13,749.31
3/31/91 ............          $ 13,111.83   $  13,774.55       $   14,060.05
6/30/91 ............          $ 13,418.13   $  14,096.35       $   14,359.53
9/30/91 ............          $ 13,945.88   $  14,650.77       $   14,918.11
12/31/91 ...........          $ 14,324.41   $  15,048.44       $   15,419.36
3/31/92 ............          $ 14,327.52   $  15,051.71       $   15,465.62
6/30/92 ............          $ 14,861.34   $  15,612.50       $   16,053.31
9/30/92 ............          $ 15,043.56   $  15,803.93       $   16,478.73
12/31/92 ...........          $ 15,363.22   $  16,139.74       $   16,778.64
3/31/93 ............          $ 15,885.99   $  16,688.94       $   17,401.13
6/30/93 ............          $ 16,438.77   $  17,269.66       $   17,970.14
9/30/93 ............          $ 17,025.32   $  17,885.85       $   18,577.54
12/31/93 ...........          $ 17,115.11   $  17,980.17       $   18,837.62
3/31/94 ............          $ 16,069.96   $  16,882.19       $   17,803.44
6/30/94 ............          $ 16,161.41   $  16,978.27       $   18,001.05
9/30/94 ............          $ 16,199.73   $  17,018.53       $   18,123.46
12/31/94 ...........          $ 16,033.87   $  16,844.29       $   17,862.48
3/31/95 ............          $ 17,205.36   $  18,074.98       $   19,125.36
6/30/95 ............          $ 17,519.87   $  18,405.4        $   19,586.28
9/30/95 ............          $ 17,928.84   $  18,835.04       $   20,150.37
12/31/95 ...........          $ 18,751.67   $  19,699.46       $   20,980.56
3/31/96 ............          $ 18,383.13   $  19,312.29       $   20,726.70
6/30/96 ............          $ 18,595.95   $  19,535.87       $   20,886.29
9/30/96 ............          $ 19,052.20   $  20,015.18       $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Missouri Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Missouri Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                  ONE        FIVE          10
                                  YEAR       YEARS       YEARS
                                  ----       ----        -----
Seligman Missouri
Municipal Series
Class A with Sales Charge         1.27%       5.42%       6.66%
Class A without Sales Charge      6.27        6.44        7.19
Lehman Index                      6.04        7.45        7.89


                                                         SINCE
                                          ONE          INCEPTION
                                          YEAR           2/1/94
                                         ------        ----------
Seligman Missouri
Municipal Series
  Class D with CDSL                       4.46%            n/a
  Class D without CDSL                    5.46            2.64%
Lehman Index                              6.04            4.40

----------
See page 18 for footnotes.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN NEW YORK MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]
                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                WITH              WITHOUT           BOND INDEX
DATE                        SALES CHARGE       SALES CHARGE         (SERIES A)

9/30/86 ............       $    9,526.01       $   10,000.00       $   10,000.00
12/31/86 ...........       $    9,981.59       $   10,478.25       $   10,346.00
3/31/87 ............       $   10,244.29       $   10,754.02       $   10,596.37
6/30/87 ............       $    9,742.68       $   10,227.44       $   10,309.21
9/30/87 ............       $    9,294.93       $    9,757.43       $   10,052.51
12/31/87 ...........       $    9,846.98       $   10,336.95       $   10,501.86
3/31/88 ............       $   10,119.32       $   10,622.84       $   10,863.12
6/30/88 ............       $   10,328.56       $   10,842.50       $   11,072.78
9/30/88 ............       $   10,664.58       $   11,195.23       $   11,356.24
12/31/88 ...........       $   10,971.28       $   11,517.19       $   11,566.34
3/31/89 ............       $   11,011.43       $   11,559.35       $   11,642.67
6/30/89 ............       $   11,720.37       $   12,303.56       $   12,331.92
9/30/89 ............       $   11,661.54       $   12,241.81       $   12,340.55
12/31/89 ...........       $   12,001.58       $   12,598.76       $   12,814.43
3/31/90 ............       $   11,873.84       $   12,464.66       $   12,872.09
6/30/90 ............       $   12,216.80       $   12,824.70       $   13,173.30
9/30/90 ............       $   12,033.58       $   12,632.36       $   13,181.20
12/31/90 ...........       $   12,502.58       $   13,124.69       $   13,749.31
3/31/91 ............       $   12,792.91       $   13,429.47       $   14,060.05
6/30/91 ............       $   13,124.05       $   13,777.08       $   14,359.53
9/30/91 ............       $   13,785.57       $   14,471.52       $   14,918.11
12/31/91 ...........       $   14,193.75       $   14,900.00       $   15,419.36
3/31/92 ............       $   14,213.93       $   14,921.19       $   15,465.62
6/30/92 ............       $   14,871.53       $   15,611.51       $   16,053.31
9/30/92 ............       $   15,136.56       $   15,889.74       $   16,478.73
12/31/92 ...........       $   15,514.80       $   16,286.80       $   16,778.64
3/31/93 ............       $   16,233.34       $   17,041.07       $   17,401.13
6/30/93 ............       $   16,844.91       $   17,683.07       $   17,970.14
9/30/93 ............       $   17,445.60       $   18,313.66       $   18,577.54
12/31/93 ...........       $   17,572.40       $   18,446.78       $   18,837.62
3/31/94 ............       $   16,410.32       $   17,226.87       $   17,803.44
6/30/94 ............       $   16,521.45       $   17,343.53       $   18,001.05
9/30/94 ............       $   16,508.74       $   17,330.18       $   18,123.46
12/31/94 ...........       $   16,178.85       $   16,983.87       $   17,862.48
3/31/95 ............       $   17,493.74       $   18,364.19       $   19,125.36
6/30/95 ............       $   17,868.16       $   18,757.23       $   19,586.28
9/30/95 ............       $   18,313.85       $   19,225.10       $   20,150.37
12/31/95 ...........       $   19,302.54       $   20,263.00       $   20,980.56
3/31/96 ............       $   18,928.36       $   19,870.19       $   20,726.70
6/30/96 ............       $   19,087.62       $   20,037.37       $   20,886.29
9/30/96 ............       $   19,590.09       $   20,564.84       $   21,366.68

The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman New York Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman New York Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.


AVERAGE ANNUAL TOTAL RETURNS
                                     ONE         FIVE         10
                                     YEAR        YEARS        YEARS
                                     -----       ------       ------
Seligman New York
Municipal Series
  Class A with Sales Charge          1.91%         6.23%       6.96%
  Class A without Sales Charge       6.97          7.28        7.48
Lehman Index                         6.04          7.45        7.89


                                                               SINCE
                                               ONE             INCEPTION
                                               YEAR            2/1/94
                                              ------          ----------
Seligman New York
Municipal Series
  Class D with CDSL                            4.86%            n/a
  Class D without CDSL                         5.86            2.69%
Lehman Index                                   6.04            4.40

----------
See page 18 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)
--------------------------------------------------------------------------------
SELIGMAN OHIO MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                WITH              WITHOUT           BOND INDEX
DATE                        SALES CHARGE       SALES CHARGE         (SERIES A)

9/30/86 ............       $    9,528.86       $   10,000.00       $   10,000.00
12/31/86 ...........       $    9,909.36       $   10,399.31       $   10,346.00
3/31/87 ............       $   10,201.63       $   10,706.03       $   10,596.37
6/30/87 ............       $    9,823.53       $   10,309.23       $   10,309.21
9/30/87 ............       $    9,465.75       $    9,933.76       $   10,052.51
12/31/87 ...........       $    9,981.60       $   10,475.12       $   10,501.86
3/31/88 ............       $   10,364.18       $   10,876.61       $   10,863.12
6/30/88 ............       $   10,694.04       $   11,222.79       $   11,072.78
9/30/88 ............       $   10,958.00       $   11,499.80       $   11,356.24
12/31/88 ...........       $   11,215.46       $   11,769.98       $   11,566.34
3/31/89 ............       $   11,351.54       $   11,912.79       $   11,642.67
6/30/89 ............       $   11,939.12       $   12,529.43       $   12,331.92
9/30/89 ............       $   11,899.79       $   12,488.14       $   12,340.55
12/31/89 ...........       $   12,329.80       $   12,939.41       $   12,814.43
3/31/90 ............       $   12,363.21       $   12,974.48       $   12,872.09
6/30/90 ............       $   12,617.31       $   13,241.14       $   13,173.30
9/30/90 ............       $   12,578.24       $   13,200.14       $   13,181.20
12/31/90 ...........       $   13,141.49       $   13,791.25       $   13,749.31
3/31/91 ............       $   13,386.83       $   14,048.71       $   14,060.05
6/30/91 ............       $   13,672.93       $   14,348.95       $   14,359.53
9/30/91 ............       $   14,208.01       $   14,910.49       $   14,918.11
12/31/91 ...........       $   14,628.38       $   15,351.64       $   15,419.36
3/31/92 ............       $   14,669.28       $   15,394.56       $   15,465.62
6/30/92 ............       $   15,245.13       $   15,998.88       $   16,053.31
9/30/92 ............       $   15,582.77       $   16,353.20       $   16,478.73
12/31/92 ...........       $   15,861.84       $   16,646.06       $   16,778.64
3/31/93 ............       $   16,428.91       $   17,241.18       $   17,401.13
6/30/93 ............       $   17,010.61       $   17,851.64       $   17,970.14
9/30/93 ............       $   17,579.36       $   18,448.50       $   18,577.54
12/31/93 ...........       $   17,707.99       $   18,583.49       $   18,837.62
3/31/94 ............       $   16,842.03       $   17,674.72       $   17,803.44
6/30/94 ............       $   17,018.04       $   17,859.43       $   18,001.05
9/30/94 ............       $   17,037.57       $   17,879.94       $   18,123.46
12/31/94 ...........       $   16,839.10       $   17,671.65       $   17,862.48
3/31/95 ............       $   17,928.31       $   18,814.71       $   19,125.36
6/30/95 ............       $   18,285.98       $   19,190.06       $   19,586.28
9/30/95 ............       $   18,671.32       $   19,594.45       $   20,150.37
12/31/95 ...........       $   19,403.74       $   20,363.08       $   20,980.56
3/31/96 ............       $   19,090.78       $   20,034.64       $   20,726.70
6/30/96 ............       $   19,301.78       $   20,256.07       $   20,886.29
9/30/96 ............       $   19,730.99       $   20,706.50       $   21,366.68


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1996, for Seligman Ohio Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Ohio Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS

                                    ONE    FIVE      10
                                    YEAR   YEARS    YEARS
                                   -----   ------   ------
Seligman Ohio
Municipal Series
  Class A with Sales Charge         0.71%   5.76%   7.03%
  Class A without Sales Charge      5.68    6.79    7.55
Lehman Index                        6.04    7.45    7.89


                                                   SINCE
                                    ONE          INCEPTION
                                    YEAR          2/1/94
                                  ------        ----------
Seligman Ohio
Municipal Series
  Class D with CDSL                3.74%            n/a
  Class D without CDSL             4.74            2.83%
Lehman Index                       6.04            4.40

----------
See page 18 for footnotes.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN OREGON MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                WITH              WITHOUT           BOND INDEX
DATE                        SALES CHARGE       SALES CHARGE         (SERIES A)

10/15/86 ...........       $    9,520.00       $   10,000.00       $   10,000.00
12/31/86 ...........       $    9,739.36       $   10,230.41       $   10,170.00
3/30/87 ............       $    9,932.37       $   10,433.16       $   10,416.11
6/30/87 ............       $    9,282.37       $    9,750.39       $   10,133.84
9/30/87 ............       $    8,788.47       $    9,231.59       $    9,881.50
12/31/87 ...........       $    9,343.08       $    9,814.16       $   10,323.21
3/31/88 ............       $    9,675.20       $   10,163.02       $   10,678.33
6/30/88 ............       $   10,025.46       $   10,530.94       $   10,884.42
9/30/88 ............       $   10,360.96       $   10,883.35       $   11,163.06
12/31/88 ...........       $   10,667.96       $   11,205.83       $   11,369.58
3/31/89 ............       $   10,743.56       $   11,285.24       $   11,444.61
6/30/89 ............       $   11,440.47       $   12,017.28       $   12,122.14
9/30/89 ............       $   11,391.86       $   11,966.22       $   12,130.62
12/31/89 ...........       $   11,781.78       $   12,375.80       $   12,596.44
3/31/90 ............       $   11,735.60       $   12,327.29       $   12,653.12
6/30/90 ............       $   12,051.00       $   12,658.60       $   12,949.20
9/30/90 ............       $   11,960.13       $   12,563.14       $   12,956.97
12/31/90 ...........       $   12,546.86       $   13,179.46       $   13,515.42
3/31/91 ............       $   12,806.69       $   13,452.38       $   13,820.87
6/30/91 ............       $   13,075.79       $   13,735.06       $   14,115.25
9/30/91 ............       $   13,545.48       $   14,228.43       $   14,664.34
12/31/91 ...........       $   13,904.60       $   14,605.65       $   15,157.06
3/31/92 ............       $   13,948.67       $   14,651.94       $   15,202.53
6/30/92 ............       $   14,377.50       $   15,102.41       $   15,780.22
9/30/92 ............       $   14,676.59       $   15,416.57       $   16,198.40
12/31/92 ...........       $   14,985.89       $   15,741.47       $   16,493.21
3/31/93 ............       $   15,443.91       $   16,222.57       $   17,105.11
6/30/93 ............       $   15,952.27       $   16,756.57       $   17,664.45
9/30/93 ............       $   16,468.60       $   17,298.93       $   18,261.51
12/31/93 ...........       $   16,619.69       $   17,457.63       $   18,517.17
3/31/94 ............       $   15,875.56       $   16,675.98       $   17,500.57
6/30/94 ............       $   16,013.45       $   16,820.82       $   17,694.83
9/30/94 ............       $   16,077.03       $   16,887.61       $   17,815.16
12/31/94 ...........       $   15,861.06       $   16,660.75       $   17,558.62
3/31/95 ............       $   16,835.71       $   17,684.52       $   18,800.01
6/30/95 ............       $   17,171.00       $   18,036.72       $   19,253.09
9/30/95 ............       $   17,532.12       $   18,416.06       $   19,807.58
12/31/95 ...........       $   18,168.21       $   19,084.22       $   20,623.65
3/31/96 ............       $   17,886.63       $   18,788.44       $   20,374.11
6/30/96 ............       $   18,076.55       $   18,987.93       $   20,530.99
9/30/96 ............       $   18,456.54       $   19,387.10       $   21,003.20

The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1996, for Seligman Oregon Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman Oregon Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS
                                                      SINCE
                                     ONE     FIVE   INCEPTION
                                    YEAR     YEARS  10/15/86
                                    -----   ------  ----------
Seligman Oregon
Municipal Series
  Class A with Sales Charge         0.30%   5.35%      6.34%
  Class A without Sales Charge      5.27    6.38       6.87
Lehman Index                        6.04    7.45       7.77*
* From 10/31/8%6

                                                        SINCE
                                        ONE          INCEPTION
                                       YEAR           2/1/94
                                      ------        ----------
Seligman Oregon
Municipal Series
  Class D with CDSL                   3.33%             n/a
  Class D without CDSL                4.33             2.64%
Lehman Index                          6.04             4.40

----------
See page 18 for footnotes.

================================================================================
PERFORMANCE COMPARISON CHARTS AND TABLES (continued)          September 30, 1996
--------------------------------------------------------------------------------
SELIGMAN SOUTH CAROLINA MUNICIPAL SERIES

[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED PIECE.]

                                                                    LEHMAN BROS.
                                                                    MUNICIPAL
                                WITH              WITHOUT           BOND INDEX
DATE                        SALES CHARGE       SALES CHARGE         (SERIES A)

6/30/87 ............       $    9,520.00       $   10,000.00       $   10,000.00
9/30/87 ............       $    9,009.03       $    9,463.26       $    9,751.00
12/31/87 ...........       $    9,582.65       $   10,065.81       $   10,186.87
3/31/88 ............       $    9,906.29       $   10,405.76       $   10,537.30
6/30/88 ............       $   10,141.85       $   10,653.20       $   10,740.67
9/30/88 ............       $   10,466.76       $   10,994.49       $   11,015.63
12/31/88 ...........       $   10,776.14       $   11,319.46       $   11,219.42
3/31/89 ............       $   10,833.49       $   11,379.69       $   11,293.47
6/30/89 ............       $   11,530.38       $   12,111.72       $   11,962.04
9/30/89 ............       $   11,451.60       $   12,028.97       $   11,970.41
12/31/89 ...........       $   11,918.91       $   12,519.84       $   12,430.08
3/31/90 ............       $   11,873.26       $   12,471.89       $   12,486.01
6/30/90 ............       $   12,161.35       $   12,774.50       $   12,778.18
9/30/90 ............       $   11,964.34       $   12,567.55       $   12,785.85
12/31/90 ...........       $   12,635.41       $   13,272.46       $   13,336.92
3/31/91 ............       $   12,881.38       $   13,530.84       $   13,638.34
6/30/91 ............       $   13,152.03       $   13,815.13       $   13,928.83
9/30/91 ............       $   13,633.01       $   14,320.36       $   14,470.66
12/31/91 ...........       $   14,090.86       $   14,801.30       $   14,956.88
3/31/92 ............       $   14,154.25       $   14,867.87       $   15,001.75
6/30/92 ............       $   14,692.10       $   15,432.84       $   15,571.82
9/30/92 ............       $   15,007.05       $   15,763.67       $   15,984.47
12/31/92 ...........       $   15,273.27       $   16,043.31       $   16,275.39
3/31/93 ............       $   15,782.75       $   16,578.47       $   16,879.20
6/30/93 ............       $   16,321.17       $   17,144.05       $   17,431.15
9/30/93 ............       $   16,886.27       $   17,737.64       $   18,020.33
12/31/93 ...........       $   17,061.22       $   17,921.41       $   18,272.61
3/31/94 ............       $   16,007.22       $   16,814.26       $   17,269.44
6/30/94 ............       $   16,102.88       $   16,914.75       $   17,461.14
9/30/94 ............       $   16,106.44       $   16,918.48       $   17,579.87
12/31/94 ...........       $   15,917.81       $   16,720.34       $   17,326.72
3/31/95 ............       $   17,068.52       $   17,929.05       $   18,551.72
6/30/95 ............       $   17,423.54       $   18,301.98       $   18,998.82
9/30/95 ............       $   17,828.08       $   18,726.90       $   19,545.98
12/31/95 ...........       $   18,727.78       $   19,671.96       $   20,351.28
3/31/96 ............       $   18,368.60       $   19,294.68       $   20,105.03
6/30/96 ............       $   18,565.96       $   19,501.97       $   20,259.84
9/30/96 ............       $   19,044.42       $   20,004.55       $   20,725.81

The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1996, for Seligman South Carolina Municipal Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1996, for Seligman South Carolina Municipal Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

AVERAGE ANNUAL TOTAL RETURNS
                                                     SINCE
                                    ONE    FIVE     INCEPTION
                                    YEAR   YEARS     6/30/87
                                   -----   ------   ----------
Seligman South Carolina
Municipal Series
  Class A with Sales Charge         1.72%   5.89%     7.20%
  Class A without Sales Charge      6.82    6.91      7.78
Lehman Index                        6.04    7.45      8.20

                                                      SINCE
                                           ONE      INCEPTION
                                          YEAR       2/1/94
                                         ------     ----------
Seligman South Carolina
Municipal Series
  Class D with CDSL                       4.73%        n/a
  Class D without CDSL                    5.73        2.80%
Lehman Index                              6.04        4.40


----------
No adjustment was made to Class A shares' performance for periods prior to January 1, 1993, the commencement date for the annual Administration,
Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of each Series. The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on differences in sales charges and fees paid by shareholders. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
PORTFOLIOS OF INVESTMENTS                                     September 30, 1996
--------------------------------------------------------------------------------

                                 NATIONAL SERIES
                          FACE                                                                              RATINGS       MARKET
    STATE                AMOUNT                             MUNICIPAL BONDS                               MOODY'S/S&P+     VALUE
    -----                ------                             ---------------                               ------------     -----
ALASKA -- 4.5%         $5,000,000   Valdez Marine Terminal Rev. (BP Pipeline Inc. Project),
                                       5 1/2% due 10/1/2028 ...............................................   Aa3/AA   $  4,703,500
ARIZONA -- 2.6%         3,000,000   Phoenix Civic Improvement Corporation (New City Hall Project),
                                       5.10% due 7/1/2028..................................................   Aa/AA+      2,724,750
CALIFORNIA -- 2.5%      2,500,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                       (Orange County Senior Lien Toll Road), 6 3/4% due 1/1/2032 .........   NR/NR       2,597,275
FLORIDA -- 4.6%         2,750,000   Jacksonville Electric Authority (Electric System Rev.),
                                       5 1/4% due 10/1/2028................................................   Aa1/AA      2,546,060
                        2,500,000   Jacksonville Health Facilities Authority Hospital Rev. (Daughters
                                       of Charity National Health System -- St. Vincent's Medical
                                       Center Inc.), 5% due 11/15/2015.....................................   Aa/AA       2,222,875
ILLINOIS -- 9.4%        1,000,000   Illinois Health Facilities Authority Rev. (Northwestern Memorial
                                       Hospital), 6.10% due 8/15/2014......................................   Aa/AA       1,012,490
                        1,250,000   Illinois Health Facilities Authority Rev. (Edward Hospital Project),
                                       6% due 2/15/2019....................................................   A/ A        1,228,763
                        2,500,000   Illinois Health Facilities Authority Rev. (Northwestern Memorial
                                       Hospital), 6% due 8/15/2024.........................................   Aa/AA       2,518,300
                        5,000,000   Regional Transportation Authority GOs  (Cook, DuPage, Kane,
                                       Lake, McHenry, and Will Counties), 5.85% due 6/1/2023...............   Aaa/AAA     4,979,450
KENTUCKY -- 2.0%        1,880,000   Trimble County Pollution Control Rev. (Louisville
                                       Gas & Electric Co. Project), 7 5/8% due 11/1/2020*..................   Aa2/AA      2,063,845
MASSA-                  2,000,000   Massachusetts Health & Education Facilities Authority Rev.
 CHUSETTS -- 2.1%                      (Amherst College), 6.80% due 11/1/2021..............................   Aa1/AA+     2,147,920

MICHIGAN -- 2.2%        2,250,000   Michigan State Strategic Fund Pollution Control Rev.
                                       (General Motors Corp.), 6.20% due 9/1/2020..........................   A3/A-       2,282,287
MISSOURI -- 4.9%        5,000,000   St. Louis Industrial Development Authority Pollution Control Rev.
                                       (Anheuser-Busch Companies, Inc. Project), 5 7/8% due 11/1/2026*.....   A1/AA-      5,029,650
NEW YORK -- 6.5%        3,410,000   New York City GOs, 7 1/4% due 8/15/2024................................   Baa1/BBB+   3,602,256
                           90,000   New York City GOs, 7 1/4% due 8/15/2024 ...............................   Baa1/BBB+      99,600
                        3,000,000   United Nations Development Corp. Rev., 6 1/4% due 7/1/2026.............   A/NR        3,033,870
NORTH                   2,000,000   Mercer County Pollution Control Rev. (Otter Tail Power Company
 DAKOTA -- 2.0%                        Project), 6.90% due 2/1/2019........................................   Aa3/AA-     2,134,540

OKLAHOMA -- 4.4%.       5,000,000   Oklahoma Industrial Authority Health Facilities Rev. (Sisters
                                       of Mercy Health System, St. Louis, Inc.), 5% due 6/1/2013...........   Aa/AA       4,541,050
SOUTH                   2,000,000   Oconee County Pollution Control Rev. (Duke Power Company
 CAROLINA -- 2.1%                      Project), 7 1/2% due 2/1/2017.......................................   Aa2/AA-     2,165,700

SOUTH                   6,000,000   South Dakota Housing Development Authority Rev.
 DAKOTA -- 5.7%                        (Homeownership Mortgage), 6.15% due 5/1/2026*.......................   Aa1/AAA     5,943,120

TENNESSEE -- 3.0%       3,000,000   Metropolitan Government of Nashville & Davidson County GOs,
                                       6.15% due 5/15/2025.................................................   Aa/AA       3,074,850
TEXAS -- 25.3%          3,000,000   Brazos River Authority Pollution Control Rev. (Houston Light &
                                       Power Company Project), 7 7/8% due 11/1/2018*.......................   A2/A        3,065,850
                        3,700,000   Harris County Health Facilities Development Corp. Hospital Rev.
                                       (St. Luke's Episcopal Hospital Project), 6 3/4% due 2/15/2021.......   Aa/AA       3,920,890

----------
* Interest   income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                           NATIONAL SERIES (continued)
                          FACE                                                                              RATINGS       MARKET
    STATE                AMOUNT                             MUNICIPAL BONDS                               MOODY'S/S&P+     VALUE
    -----                ------                             ---------------                               ------------     -----
TEXAS (continued)      $2,000,000   Harris County Health Facilities Development Corp. SCH Health
                                       Care System Rev. (Sisters of Charity of the Incarnate Word),
                                       7.10% due 7/1/2021..................................................   Aa/AA    $  2,156,820
                        5,000,000   Potter County Industrial Development Corp. Pollution
                                       Control Rev. (Southwestern Public Service Company Project),
                                       5 3/4% due 9/1/2016 ................................................   Aaa/AAA     4,970,400
                        5,500,000   San Antonio Electric & Gas Rev., 5% due 2/1/2017.......................   Aa1/AA      5,002,580
                        2,000,000   Texas State Turnpike Authority Rev. (Dallas North Thruway --
                                       Addison Airport Toll Tunnel Project), 6 3/4% due 1/1/2015...........   Aaa/AAA     2,209,080
                        2,715,000   Texas Veterans' Housing Assistance GOs, 6.80% due 12/1/2023*...........   Aa/AA       2,800,523
                        2,000,000   Travis County Housing Finance Corporation (Single Family
                                       Mortgage Rev.), 6.95% due 10/1/2027.................................   NR/AAA      2,111,360
VIRGINIA -- 4.9%        5,000,000   Fairfax County Industrial Development Authority Health Care
                                       Rev. (Inova Health System Project), 6% due 8/15/2026................   Aa/AA       5,032,500
WASH-                   3,000,000   Seattle Metropolitan Sewer Rev., 6.60% due 1/1/2032....................   Aaa/AAA     3,205,140
 INGTON -- 3.1%
WISCONSIN               6,000,000   LaCrosse Resource Recovery Rev. (Northern States Power
  --5.8%                               Company Project), 6% due 11/1/2021*.................................   A2/AA-      5,970,360
WYOMING -- 3.9%         4,000,000   Sweetwater County Pollution Control Rev. (Idaho Power
                                       Company Project), 6.05% due 7/15/2026...............................   A3/A        4,016,640
                                                                                                                       ------------
Total Municipal Bonds (Cost $103,673,349) -- 101.5%..................................................................   105,114,294

Variable Rate Demand Notes (Cost $2,900,000) -- 2.8% ................................................................     2,900,000

Other Assets Less Liabilities -- (4.3)%..............................................................................    (4,420,941)
                                                                                                                       ------------
NET ASSETS -- 100.0% ................................................................................................  $103,593,353
                                                                                                                       ============

                                                 COLORADO SERIES
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  3,000,000  Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado Project),
                 5 7/8% due 4/1/2014 ..................................................................    Aaa/AAA    $  3,017,160
   1,500,000  Colorado Association of School Boards Lease Purchase Finance Program Certificates
                 of Participation (Pueblo School District No. 60), 7 1/4% due 12/1/2009 ................    Aaa/AAA       1,638,120
   3,000,000  Colorado Health Facilities Authority Rev. (Sisters of Charity Health Care Systems, Inc.),
                 6% due 5/15/2013 ......................................................................    Aaa/AAA       3,049,290
   3,000,000  Colorado Health Facilities Authority Rev. (North Colorado Medical Center),
                 6% due 5/15/2020 ......................................................................    Aaa/AAA       3,029,910
     365,000  Colorado Housing Finance Authority Rev., 7 1/4% due 9/1/2006 .............................    A/A             372,840
     605,000  Colorado Housing Finance Authority (Single Family Housing Rev.), 7 1/4% due 11/1/2010 ....    Aa/AA+          606,537
   2,085,000  Colorado Housing Finance Authority (Single Family Housing Rev.), 5.85% due 11/1/2015 .....    Aa/AA+        2,091,630
     250,000  Colorado Housing Finance Authority (Single Family Residential Housing Rev.),
                 8% due 3/1/2017 .......................................................................    Aa/NR           255,385

----------
* Interest   income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                           COLORADO SERIES (continued)
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  3,500,000  Colorado Springs, CO Utilities Rev., 6 1/8% due 11/15/2020 ...............................    Aa/AA      $  3,568,495
   1,000,000  Colorado Water Resources & Power Development Authority (Clean Water Bonds),
                  6 7/8% due 9/1/2011 ..................................................................    Aa/AA+        1,089,120
   2,000,000  Colorado Water Resources & Power Development Authority (Clean Water Bonds),
                 6% due 9/1/2014 .......................................................................    Aa/AA         2,038,980
   1,000,000  Colorado Water Resources & Power Development Authority (Clean Water Rev.),
                 6.30% due 9/1/2014 ....................................................................    Aa/AA         1,050,090
   2,000,000  Denver, CO City & County (St. Anthony Hospital Systems Rev.), 7 3/4% due 5/1/2014 ........    Aaa/AAA       2,180,360
   2,500,000  Denver, CO City & County (Sisters of Charity of Leavenworth Health Services
                 Corporation), 5% due 12/1/2023 ........................................................    Aa/AA         2,212,375
   2,250,000  Denver, CO City & County Excise Tax Rev., 6 1/2% due 9/1/2014 ............................    Aaa/AAA       2,356,043
   1,985,000  Fort Collins, CO GOs Water Bonds, 6 3/8% due 12/1/2012 ...................................    Aa/AA         2,112,397
   2,500,000  Fort Collins Pollution Control Rev. (Anheuser-Busch Project), 6% due 9/1/2031 ............    A1/AA-        2,528,800
   3,000,000  Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019 ..................    Aa/AA         3,266,370
   2,000,000  Northgate Public Building Authority, CO (Landowner Assessment Lien),
                 8 1/4% due 12/1/2001** ................................................................    NR/NR           500,000
   1,895,000  Northglenn, CO Joint Water & Wastewater Utility, 6.80% due 12/1/2008 .....................    Aaa/NR        1,941,920
   2,500,000  Platte River Power Authority, CO Power Rev., 6 1/8% due 6/1/2014 .........................    Aa/A+         2,579,125
   2,000,000  Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 .......................    NR/AAA        2,101,440
   2,000,000  Puerto Rico Highway &Transportation Authority Highway Rev., 5 1/2% due 7/1/2036 ..........    Baa1/A        1,892,240
   3,000,000  University of Colorado Hospital Authority Hospital Rev., 6.40% due 11/15/2022 ............    Aaa/AAA       3,154,710
   2,000,000  Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev., 7% due 12/1/2008 ......    Aaa/AAA       2,199,800
                                                                                                                       ------------
Total Municipal Bonds (Cost $50,058,496)-- 96.7% .......................................................                 50,833,137

Variable Rate Demand Notes (Cost $800,000)-- 1.5%.......................................................                    800,000

Other Assets Less Liabilities-- 1.8% ...................................................................                    916,992
                                                                                                                       ------------
NET ASSETS -- 100.0% ...................................................................................               $ 52,550,129
                                                                                                                       ============

                                                 GEORGIA SERIES
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,095,000  Augusta, GA Water & Sewer Rev., 6 1/2% due 5/1/2011 ....................................    A/NR       $  1,166,974
   1,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 7.40% due 11/1/2010* ..............................................    A1/AA-        1,181,480
   2,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                 (Anheuser-Busch), 6 3/4% due 2/1/2012* ..............................................    A1/AA-        2,152,960
   3,000,000  Chatham County, GA School District GOs, 5 1/2% due 8/1/2020 ............................    Aaa/AAA       2,917,860
     750,000  Chatham County Hospital Authority, GA Rev. (Memorial Medical Center, Inc.),
                 7% due 1/1/2021 .....................................................................    Aaa/AAA         817,703
   2,000,000  Columbia County, GA School District GOs, 6 1/4% due 4/1/2013 ...........................    Aaa/AAA       2,112,900
   1,000,000  Columbia County, GA Water & Sewerage Rev., 6 1/4% due 6/1/2012 .........................    Aaa/AAA       1,042,440

----------

* Interest income earned from this security is subject to the federal alternative minimum tax.
**   Non-income producing, security in default.
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                             GEORGIA SERIES (continued)
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,000,000  DeKalb County, GA GOs, 5 1/4% due 1/1/2020 .................................................    Aa1/AA+    $   943,560
   1,000,000  DeKalb County, GA Water & Sewerage Rev., 5 3/4% due 10/1/2006 ..............................    Aaa/AAA      1,047,320
   1,000,000  DeKalb County, GA Water & Sewerage Rev., 7% due 10/1/2014 ..................................    Aaa/AA       1,106,600
   2,000,000  DeKalb County, GA Water & Sewerage Rev., 5 1/4% due 10/1/2023 ..............................    Aa/AA        1,892,500
     700,000  DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
                 6 3/4% due 4/1/2017 .....................................................................    Aa1/AA         741,706
     300,000  DeKalb Private Hospital Authority, GA Rev. (Emory University Project), 7% due 4/1/2021 .....    Aa1/AA         322,683
   1,000,000  Fayette County, GA School District GOs, 6 1/8% due 3/1/2015 ................................    Aa/A+        1,037,970
   3,000,000  Fulton County, GA School District GOs, 5 5/8% due 1/1/2021 .................................    Aa/AA        2,966,430
   2,975,000  Georgia Housing & Finance Authority Rev. (Single Family Mortgage),
                 5 1/4% due 12/1/2020 ....................................................................    Aa/AA+       2,695,469
   2,500,000  Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
                 6.40% due 7/1/2014 ......................................................................    NR/A-        2,586,725
     410,000  Georgia Residential Finance Authority Homeownership Mortgage Rev.,
                 7.20% due 12/1/2011* ....................................................................    Aa/AA+         428,975
   1,000,000  Georgia State GOs, 5 3/4% due 2/1/2011 .....................................................    Aaa/AA+      1,029,160
   1,750,000  Glynn-Brunswick Memorial Hospital Authority Rev. (Southeast Georgia Health
                 Systems Project), 6% due 8/1/2016 .......................................................    Aaa/AAA      1,776,512
   1,500,000  Gwinnett County, GA Hospital Authority Rev. Anticipation Certificates
                 (Gwinnett Hospital System, Inc. Project), 5% due 9/1/2019 ...............................    Aaa/AAA      1,348,830
   1,000,000  Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 ................................    Aa1/AA       1,098,900
     735,000  Gwinnett County, GA Water & Sewerage Authority Rev., 6 1/2% due 8/1/2006 ...................    Aa1/AA+        736,191
   1,500,000  Henry County School District, GA GOs, 6.45% due 8/1/2011 ...................................    A1/A+        1,644,705
   1,000,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev., 7 1/4% due 7/1/2010 .......    A1/AA-       1,063,030
     500,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev., 6 1/4% due 7/1/2018 .......    A1/AA-         535,285
   2,000,000  Monroe County, GA Development Authority Pollution Control Rev. (Georgia Power
                 Company Plant-- Scherer Project), 6% due 7/1/2025 .......................................    Aaa/AAA      2,014,260
   2,500,000  Private Colleges & Universities Authority, GA (Spelman College Project),
                 6.20% due 6/1/2014 ......................................................................    Aaa/AAA      2,623,925
   1,500,000  Private Colleges & Universities Authority, GA (Mercer University Project),
                 6 1/2% due 11/1/2015 ....................................................................    Aaa/AAA      1,670,130
   3,000,000  Private Colleges & Universities Authority, GA (Agnes Scott College Project),
                 5 5/8% due 6/1/2023 .....................................................................    Aa/AA-       2,944,890
     500,000  Private Colleges & Universities Authority, GA (Emory University Project),
                 6.40% due 10/1/2023 .....................................................................    Aa1/AA         524,205
   2,000,000  Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2019 ...........    Baa1/A       1,895,540
   1,000,000  Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2036 ...........    Baa1/A         946,120
   2,000,000  Savannah, GA Airport Rev., 6 1/4% due 1/1/2015* ............................................    Aaa/AAA      2,067,980
                                                                                                                         -----------
Total Municipal Bonds (Cost $49,614,045) -- 95.8% ........................................................                51,081,918

Variable Rate Demand Notes (Cost $400,000) -- 0.7% .......................................................                   400,000

Other Assets Less Liabilities -- 3.5% ....................................................................                 1,840,447
                                                                                                                         -----------
NET ASSETS -- 100.0% .....................................................................................               $53,322,365
                                                                                                                         ===========

----------
* Interest   income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                                 LOUISIANA SERIES
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,055,000  Alexandria, LA Utilities Rev., 5.30% due 5/1/2013 ........................................    Aaa/AAA    $  1,011,144
   3,000,000  Bastrop, LA Industrial Development Board Pollution Control Rev. (International Paper
                 Company Project), 6.90% due 3/1/2007 ..................................................    A3/A-         3,239,370
   2,420,000  East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
                 Mortgage Rev.), 5.40% due 10/1/2025 ...................................................    Aaa/NR        2,243,413
   1,000,000  East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                 7 1/4% due 2/1/2009 ...................................................................    Aaa/AAA       1,079,310
   3,000,000  East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                 5.90% due 2/1/2018 ....................................................................    Aaa/AAA       3,034,500
   3,500,000  East Baton Rouge Parish, LA  Sales Tax Rev., 4.90% due 2/1/2016 ..........................    Aaa/AAA       3,162,810
   2,000,000  Houma, LA Utilities Rev., 6 1/4% due 1/1/2012 ............................................    Aaa/AAA       2,099,380
   2,000,000  Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
                 6% due 12/1/2024* .....................................................................    Aa/NR         1,936,500
   1,000,000  Jefferson Parish School Board, LA Sales Tax School Bonds, 6 1/4% due 2/1/2008 ............    Aaa/AAA       1,063,280
   3,000,000  Lafayette, LA Public Improvement Sales Tax Rev., 5.20% due 5/1/2011 ......................    Aaa/AAA       2,870,370
     500,000  Lafayette, LA Public Power Authority Electric Rev., 5 1/2% due 11/1/2011 .................    Aaa/NR          493,425
     500,000  Lafayette, LA Public Power Authority Electric Rev., 5 1/2% due 11/1/2012 .................    Aaa/NR          490,565
   2,500,000  Louisiana Housing Finance Agency Mortgage Rev. (Single Family), 6.45% due 6/1/2027* ......    Aaa/AAA       2,537,675
   2,500,000  Louisiana Public Facilities Authority Hospital Rev. (Our Lady of Lourdes Regional
                 Medical Center Project), 6.45% due 2/1/2022 ...........................................    Aaa/AAA       2,627,875
   2,500,000  Louisiana Public Facilities Authority Rev. (Sisters of Mercy Health System, St. Louis, Inc.),
                 7 3/8% due 6/1/2019 ...................................................................    Aaa/AA        2,730,375
   1,900,000  Louisiana Public Facilities Authority Rev. (Sisters of Mercy Health System, St. Louis, Inc.),
                 5% due 6/1/2019 .......................................................................    Aa/AA         1,747,639
   3,000,000  Louisiana Public Facilities Authority Rev. (Tulane University), 5 3/4% due 2/15/2021 .....    Aaa/AAA       2,976,450
   4,000,000  Louisiana State GOs, 6 1/2% due 5/1/2011 .................................................    Aaa/AAA       4,295,000
   2,000,000  Louisiana State University & Agricultural & Mechanical College Auxiliary Rev.,
                 5 3/4% due 7/1/2014 ...................................................................    Aaa/AAA       2,002,760
   1,000,000  Ouachita Parish, LAHospital Service District Rev. (Glenwood Regional Medical Center),
                 5 3/4% due 5/15/2021 ..................................................................    Aaa/AAA         988,250
     190,000  Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
                 6 1/2% due 4/1/2006 ...................................................................    NR/NR           189,827
   1,250,000  Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power
                 and Light Company Project), 6.20% due 5/1/2023* .......................................    Baa2/BBB      1,232,937
   2,960,000  Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                 7.15% due 7/1/2016 ....................................................................    Aaa/AAA       3,295,427
   1,555,000  Shreveport, LA GOs, 7 1/2% due 4/1/2006 ..................................................    Aaa/AAA       1,723,982
   2,000,000  Shreveport, LA Water & Sewer Rev., 7 1/8% due 12/1/2014 ..................................    Aaa/AAA       2,071,500
   2,050,000  Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
                 7 1/4% due 12/1/2010 ..................................................................    Aaa/AAA       2,176,813

----------
* Interest   income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                            LOUISIANA SERIES (continued)
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  3,000,000  Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks Medical Center),
                 6 1/4% due 2/1/2024....................................................................    Aaa/AAA    $  3,120,090
                                                                                                                       ------------
Total Municipal Bonds (Cost $54,499,646) -- 97.9% ......................................................                 56,440,667

Variable Rate Demand Notes (Cost $200,000) -- 0.3% .....................................................                    200,000

Other Assets Less Liabilities -- 1.8% ..................................................................                  1,013,014
                                                                                                                       ------------
NET ASSETS -- 100.0% ...................................................................................               $ 57,653,681
                                                                                                                       ============

                                                 MARYLAND SERIES
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  3,000,000  Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and
                 Electric Company Project), 6% due 4/1/2024 ..........................................      A2/A       $  3,038,550
   2,000,000  Baltimore, MD Consolidated Public Improvement GOs, 6 3/8% due 10/15/2006 ...............      Aaa/AAA       2,209,980
   2,500,000  Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
                 6 1/2% due 10/1/2011 ................................................................      Aa3/AA-       2,717,525
   2,000,000  Howard County, MD Metropolitan District Project GOs, 5 1/2% due 8/15/2022 ..............      Aaa/AA+       1,988,940
   4,000,000  Maryland Capital Improvement GOs, 5.20% due 4/15/2006 ..................................      Aaa/AAA       4,054,960
   1,000,000  Maryland Community Development Administration Dept. of Economic & Community
                 Development (Single Family Program), 7 3/4% due 4/1/2009 ............................      Aa/NR         1,031,150
   2,000,000  Maryland Community Development Administration Dept. of Housing & Community
                 Development (Multi-Family Housing), 7.70% due 5/15/2020* ............................      Aa/NR         2,138,980
   2,465,000  Maryland Community Development Administration Dept. of Housing & Community
                 Development (Single Family Program), 6.80% due 4/1/2024* ............................      Aa/NR         2,538,654
   2,500,000  Maryland Community Development Administration Dept. of Housing & Community
                 Development (Multi-Family Housing), 6.70% due 5/15/2027 .............................      Aa/NR         2,607,150
   2,710,000  Maryland Health & Higher Educational Facilities Authority Rev. (Good Samaritan
                 Hospital), 5 3/4% due 7/1/2019 ......................................................      A1/A          2,659,161
   3,000,000  Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins
                 University), 7 1/2% due 7/1/2020 ....................................................      Aa/AA-        3,208,950
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital),
                 5 1/8% due 7/1/2021 .................................................................      A1/A          1,811,440
   2,750,000  Maryland Health & Higher Educational Facilities Authority Rev. (Ann Arundel Medical
                 Center), 5% due 7/1/2023 ............................................................      Aaa/AAA       2,469,775
   3,000,000  Maryland Health & Higher Educational Facilities Authority Rev. (Francis Scott Key
                 Medical Center), 5% due 7/1/2023 ....................................................      Aaa/AAA       2,694,300
   1,000,000  Maryland National Capital Park & Planning Commission GOs (Prince George's County),
                 6.90% due 7/1/2010 ..................................................................      Aa/AA         1,098,130
   2,000,000  Maryland Transportation Authority Rev. (Baltimore/Washington International
                 Airport Project), 6 1/4% due 7/1/2014* ..............................................      Aaa/AAA       2,094,940
   3,000,000  Maryland Transportation Authority Rev. Transportation Facilities Projects, 5 3/4%
                 due 7/1/2015 ........................................................................      A1/A+         3,002,610
   1,000,000  Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                    6.70% due 9/1/2013 ...............................................................      Aaa/AAA       1,107,080

----------
* Interest   income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                             MARYLAND SERIES (continued)
     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,000,000  Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 7.10% due 9/1/2013 ....................................................................    Aaa/AAA    $  1,124,420
   2,500,000  Montgomery County, MD Consolidated Public Improvement GOs,
                 4.90% due 10/1/2013 ...................................................................    Aaa/AAA       2,326,275
     455,000  Montgomery County, MD Housing Opportunities Commission (Single Family
                 Mortgage Rev.), 7 3/8% due 7/1/2017 ...................................................    Aa/NR           479,993
   2,000,000  Northeast Maryland Waste Disposal Authority Solid Waste Rev. (Montgomery County
                 Resource Recovery Project), 6.30% due 7/1/2016* .......................................    A/NR          2,019,840
   1,000,000  Puerto Rico Highway &Transportation Authority Highway Rev., 5 1/2% due 7/1/2036 ..........    Baa1/A          946,120
      55,000  Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev. Portfolio 1),
                 7.80% due 10/15/2021 ..................................................................    Aaa/AAA          56,764
     650,000  Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev. Portfolio 1-C),
                 6.85% due 10/15/2023 ..................................................................    Aaa/AAA         677,508
   1,500,000  University of Maryland Auxiliary Facilities and Tuition Rev., 6 1/2% due 4/1/2011 ........    NR/AAA        1,624,950
   2,500,000  Washington Suburban Sanitary District, MD, 6 1/2% due 1/1/2016 ...........................    Aa1/AA        2,684,450
                                                                                                                       ------------
Total Municipal Bonds (Cost $52,283,695) -- 97.0% ......................................................                 54,412,595

Variable Rate Demand Notes (Cost $700,000) -- 1.3% .....................................................                    700,000

Other Assets Less Liabilities -- 1.7% ..................................................................                    975,684
                                                                                                                       ------------
NET ASSETS -- 100.0% ...................................................................................               $ 56,088,279
                                                                                                                       ============


                                                MASSACHUSETTS SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  5,000,000  Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019 ...................    A/A        $  4,737,400
   3,000,000  Boston, MA Water & Sewer Commission General Rev., 7.10% due 11/1/2019 ....................    Aaa/AAA       3,284,580
   5,000,000  Massachusetts Bay Transportation Authority Transportation System Rev.,
                 6.10% due 3/1/2023 ....................................................................    A1/A+         5,086,100
   1,585,000  Massachusetts Education Loan Authority Education Loan Rev., 8% due 6/1/2002 ..............    NR/AAA        1,628,286
   3,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Daughters of Charity
                 National Health Systems-- Carney Hospital), 6% due 7/1/2009 ...........................    Aa/AA         3,057,780
   2,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Daughters of Charity
                 National Health Systems-- Carney Hospital), 6.10% due 7/1/2014 ........................    Aa/AA         2,530,850
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
                 Hospital), 6% due 7/1/2018 ............................................................    Aaa/AAA       5,070,650
   3,295,000  Massachusetts Health & Educational Facilities Authority Rev. (Tufts University),
                 7.40% due 8/1/2018 ....................................................................    Aaa/A+        3,545,288
     705,000  Massachusetts Health & Educational Facilities Authority Rev. (Tufts University),
                 7.40% due 8/1/2018 ....................................................................    A1/A+           753,709
   3,500,000  Massachusetts Health &Educational Facilities Authority Rev. (Williams College),
                 5 3/4% due 7/1/2019 ...................................................................    Aa1/AA        3,505,565

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                          MASSACHUSETTS SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  2,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
                 8 1/8% due 7/1/2020 .....................................................................    Baa/BBB  $  2,808,875
   2,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Boston College),
                 6 5/8% due 7/1/2021 .....................................................................    Aaa/AAA     2,152,420
   1,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
                 6.35% due 7/1/2022 ......................................................................    NR/AAA      1,043,350
   5,000,000  Massachusetts Health & Educational Facilities Authority Rev. (Brigham & Women's
                 Hospital), 6 3/4% due 7/1/2024 ..........................................................    A1/A+       5,241,800
   7,500,000  Massachusetts Health & Educational Facilities Authority Rev. (Harvard University),
                 5 5/8% due 11/1/2028 ....................................................................    Aaa/AAA     7,384,575
   1,600,000  Massachusetts Housing Finance Agency Rev. (Residential Development),
                 6 1/4% due 11/15/2012 ...................................................................    Aaa/AAA     1,632,496
   4,705,000  Massachusetts Housing Finance Agency Rev. (Single Family Housing),
                 7.30% due 6/1/2014 ......................................................................    Aa/A+       4,811,709
   3,195,000  Massachusetts Industrial Finance Agency Rev. (Phillips Academy), 5 3/8% due 9/1/2023 .......    Aa1/AA      3,040,138
   3,000,000  Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
                 5 5/8% due 3/1/2026 .....................................................................    Aaa/AAA     2,959,500
   2,000,000  Massachusetts Industrial Finance Agency Electric Utility Rev. (Nantucket Electric
                 Company Project), 5 7/8% due 7/1/2017* ..................................................    Aaa/AAA     1,998,600
     755,000  Massachusetts Municipal Wholesale Electric Company Power Supply System Rev.,
                 6 3/4% due 7/1/2017 .....................................................................    Baa/BBB+      789,602
   2,450,000  Massachusetts Special Obligation Rev. (Highway Improvement Loan), 6% due 6/1/2013 ..........    A1/AA       2,482,585
   2,500,000  Massachusetts Special Obligation Rev. (Highway Improvement Loan),
                 5.80% due 6/1/2014 ......................................................................    A1/AA-      2,512,625
  10,000,000  Massachusetts State Consolidated Loan GOs, 5 1/8% due 11/1/2013 .............................   Aaa/AAA     9,461,400
   8,475,000  Massachusetts State Port Authority Rev., 7 1/8% due 7/1/2012 ................................   Aa/AA       8,560,089
   5,500,000  Massachusetts State Water Resources Authority Rev., 6% due 8/1/2024 ........................    Aaa/AAA     5,568,750
   5,000,000  Massachusetts Turnpike Authority Turnpike Rev., 5 1/8% due 1/1/2023 .........................   Aaa/AAA     4,578,750
     730,000  Puerto Rico Electric Power Authority Power Rev., 7 1/8% due 7/1/2014 ........................   Baa1/BBB      786,940
   1,000,000  Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2019 ...........    Baa1/A        947,770
   4,000,000  Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2036 ...........    Baa1/A      3,784,480
   2,750,000  Puerto Rico Port Authority Rev., 6% due 7/1/2021* ..........................................    Aaa/AAA     2,758,690
                                                                                                                       ------------
Total Municipal Bonds (Cost $105,809,930) -- 97.5% .......................................................              108,505,352

Variable Rate Demand Notes (Cost $1,200,000) -- 1.1% .....................................................                1,200,000

Other Assets Less Liabilities -- 1.4% ....................................................................                1,571,221
                                                                                                                       ------------
NET ASSETS -- 100.0% .....................................................................................             $111,276,573
                                                                                                                       ============

----------

* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                                 MICHIGAN SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  5,000,000  Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021* ...................    Aaa/AAA    $  5,342,100
   5,000,000  Clarkston Community Schools, MI GOs, 5 3/4% due 5/1/2016 .................................    Aaa/AAA       5,007,000
   5,000,000  Detroit, MI Distributable State Aid GOs, 7.20% due 5/1/2009 ..............................    Aaa/AAA       5,434,200
   6,000,000  Detroit, MI Water Supply System Rev., 6 1/4% due 7/1/2012 ................................    Aaa/AAA       6,276,480
   3,000,000  Grand Haven, MI Electric System Rev., 5 1/4% due 7/1/2013 ................................    Aaa/AAA       2,858,370
   7,000,000  Grand Rapids, MI Water Supply System Rev., 5 3/4% due 1/1/2018 ...........................    Aaa/AAA       6,973,750
   1,000,000  Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 6 1/4% due 7/1/2012 .................................................    Aaa/AAA       1,046,720
   1,500,000  Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 6 1/4% due 7/1/2022 .................................................    Aaa/AAA       1,558,575
   3,000,000  Holland School District, MI GOs (School Building and Site Bonds), 7 3/8% due 5/1/2019 ....    NR/NR         3,172,560
   3,000,000  Jackson County, MI Hospital Finance Authority Rev. (W.A. Foote Memorial Hospital),
                 7 1/4% due 6/1/2012 ...................................................................    NR/NR         3,120,510
   5,000,000  Kent County, MI Airport Rev., 6.10% due 1/1/2025* ........................................    Aa/AAA        5,094,800
   5,000,000  Kent County, MI Refuse Disposal System GOs, 8.40% due 11/1/2010 ..........................    Aa/AAA        5,316,600
   2,775,000  Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/2015 ......................    Aa/A+         2,903,538
   3,000,000  Lansing, MIBuilding Authority Rev., 5.60% due 6/1/2019 ...................................    A1/AA+        2,962,590
   3,250,000  Marquette, MIHospital Finance Authority Hospital Rev. (Marquette General Hospital),
                 6.10% due 4/1/2019 ....................................................................    Aaa/AAA       3,311,880
   3,000,000  Michigan Public Power Agency Rev. (Belle River Project), 5 1/4% due 1/1/2018 .............    A1/AA-        2,817,060
   4,000,000  Michigan State Building Authority Rev., 6 1/4% due 10/1/2020 .............................    A1/AA-        4,113,960
   1,750,000  Michigan State Comprehensive Transportation Rev., 7 5/8% due 5/1/2011 ....................    A1/AA-        1,865,045
   6,500,000  Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 ...............    Aa/AA         6,250,985
   4,000,000  Michigan State Hospital Finance Authority Hospital Rev. (Crittenton Hospital),
                 5 1/4% due 3/1/2014 ...................................................................    A1//A+        3,723,280
   5,000,000  Michigan State Hospital Finance Authority Hospital Rev. (St. John Hospital),
                 5 3/4% due 5/15/2016 ..................................................................    Aaa/AAA       4,953,200
   5,000,000  Michigan State Hospital Finance Authority Hospital Rev. (Henry Ford Health System),
                 5 3/4% due 9/1/2017 ...................................................................    Aaa/AAA       4,951,750
   5,000,000  Michigan State Hospital Finance Authority Hospital Rev. (Detroit Medical Center),
                 6 1/2% due 8/15/2018 ..................................................................    A/A           5,190,550
   1,250,000  Michigan State Hospital Finance Authority Hospital Rev. (Crittenton Hospital),
                 6 3/4% due 3/1/2020 ...................................................................    Aaa/AAA       1,341,888
   2,000,000  Michigan State Hospital Finance Authority Hospital Rev. (St. John Hospital),
                 5 1/4% due 5/15/2026 ..................................................................    Aaa/AAA       1,863,740
   5,000,000  Michigan State Hospital Finance Authority Hospital Rev. (Sparrow Obligated Group),
                 6% due 11/15/2036 .....................................................................    Aaa/AAA       5,012,400
   2,500,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.80% due 12/1/2016 ...................................................................    NR/AA+        2,607,600

----------

* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                             MICHIGAN SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  5,000,000  Michigan State Housing Development Authority Rev. (Rental Housing),
                 6.65% due 4/1/2023 ....................................................................    NR/A+      $  5,165,700
   4,000,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.05% due 12/1/2027 ...................................................................    NR/AA+        3,988,440
   3,000,000  Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
                 6 1/2% due 2/15/2016 ..................................................................    Aaa/AAA       3,191,220
   6,000,000  Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
                 6.20% due 9/1/2020 ....................................................................    A3/A-         6,086,100
   7,500,000  Michigan State Trunk Line Rev., 5.80% due 11/15/2024 .....................................    Aaa/AAA       7,499,400
   2,000,000  Midland, MI Water Supply System Rev., 7.20% due 4/1/2010 .................................    A/A           2,171,400
   5,000,000  University of Michigan Hospital Rev., 6 3/8% due 12/1/2024 ...............................    Aa/AA         5,106,500
   5,000,000  Wayne, MI State University Rev., 5.65% due 11/15/2015 ....................................    Aaa/AAA       4,879,800
   3,000,000  Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017 ........................................    Aaa/AAA       3,116,550
                                                                                                                       ------------
Total Municipal Bonds (Cost $140,693,987) -- 97.7% .....................................................                146,276,241

Variable Rate Demand Notes (Cost $900,000) -- 0.6% .....................................................                    900,000

Other Assets Less Liabilities -- 1.7% ..................................................................                  2,488,071
                                                                                                                       ------------
NET ASSETS -- 100.0% ...................................................................................               $149,664,312
                                                                                                                       ============


                                                MINNESOTA SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  6,250,000  Becker, MN Pollution Control Rev. (Northern States Power Company),
                 6.80% due 4/1/2007 ....................................................................    A2/A+      $  6,630,438
   2,000,000  Breckenridge, MN Hospital Facility Rev. (Franciscan Sisters Health Care, Inc.),
                 9 3/8% due 9/1/2017 ...................................................................    NR/NR         2,131,560
   1,500,000  Buffalo, MNIndependent School District GOs, 6.15% due 2/1/2022 ...........................    Aaa/AAA       1,533,735
   3,000,000  Dakota County, MN GOs Capital Improvement, 7.30% due 2/1/2008 ............................    Aaa/NR        3,120,960
   5,000,000  Edina, MN Housing Development Rev. (Edina Park Plaza Project), 7.70% due 12/1/2028 .......    Aa/NR         5,260,650
   3,545,000  Fridley, MNIndependent School District GOs, 5.35% due 2/1/2021 ...........................    Aa/AAA        3,386,964
   2,000,000  Goodhue County, MN Hospital Facilities Rev. (St. John's Regional Health Center),
                 8 3/4% due 9/1/2016 ...................................................................    NR/NR         2,124,780
   1,200,000  Lakeville, MN Independent School District No. 194 GOs, 6.70% due 2/1/2015 ................    Aaa/AAA       1,258,368
   7,500,000  Minneapolis, MN Community Development Agency Tax Increment Rev., Zero Coupon
                 Bond due 9/1/2003 .....................................................................    Aaa/AAA       5,329,125
   5,500,000  Minneapolis, MN Community Development Agency Tax Increment Rev., Zero Coupon
                 Bond due 9/1/2004 .....................................................................    Aaa/AAA       3,693,910
   1,400,000  Minneapolis-St. Paul Metropolitan Area (Metropolitan Council of the Twin Cities), MN,
                 5 1/2% due 12/1/2012 ..................................................................    Aaa/AAA       1,393,952
   5,000,000  Minneapolis-St. Paul, MN Housing & Redevelopment Authority Health Care Rev
                 (Children's Health Care), 5 1/2% due 8/15/2025 ........................................    Aaa/AAA       4,790,650

----------
+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                            MINNESOTA SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,500,000  Minneapolis, MNGOs, 6% due 3/1/2016 ......................................................   Aaa/AAA     $ 1,530,555
   2,000,000  Minneapolis, MN Hospital Facilities Rev. (Lifespan, Inc.-- Abbott-Northwestern
                 Hospital, Inc.), 7 7/8% due 12/1/2014 .................................................   Aaa/AAA       2,127,460
   1,500,000  Minneapolis, MN Tax Increment Rev., 7% due 3/1/2003 ......................................   Aaa/AAA       1,551,135
     940,000  Minnesota Housing Finance Agency (Housing Development), 6 1/4% due 2/1/2020 ..............   Aa/AA           950,143
   5,000,000  Minnesota Housing Finance Agency (Single Family Mortgage), 6.85% due 1/1/2024* ...........   Aa/AA+        5,181,450
   5,500,000  Minnesota Public Facilities Authority Water Pollution Control Rev., 7.10% due 3/1/2012 ...   Aaa/AAA       6,042,740
   5,000,000  Minnesota State GOs, 5.70% due 5/1/2016 ..................................................   Aaa/AA+       5,058,600
   5,000,000  North Saint Paul/Maplewood, MN Independent School District GOs, 5 1/8% due 2/1/2025 ......   Aa1/AA        4,578,200
   5,000,000  Northern Municipal Power Agency, MN Electric System Rev., 7 1/4% due 1/1/2016 ............   A/A           5,332,450
   2,500,000  Northern Municipal Power Agency, MN Electric System Rev., 7.40% due 1/1/2018 .............   Aaa/AAA       2,713,625
   2,500,000  Northfield, MN Independent School District GOs, 5 1/4% due 2/1/2017 ......................   Aa1/NR        2,374,025
   4,000,000  Plymouth, MN Health Facilities Rev. (Westhealth Project), 6 1/8% due 6/1/2024 ............   Aaa/AAA       4,118,680
   2,000,000  Ramsey & Washington Counties, MN Resource Recovery Rev. (Northern States Power
                 Company Project), 6 3/4% due 12/1/2006 ................................................   A1/AA-        2,099,840
   4,000,000  Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                 7.45% due 11/15/2006 ..................................................................   NR/AA+        4,418,840
   4,500,000  Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                 6 1/4% due 11/15/2014 .................................................................   NR/AA+        4,715,415
   1,000,000  Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                 6 1/4% due 11/15/2021 .................................................................   NR/AA+        1,037,260
   2,575,000  Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2016 .......................   Aaa/AA        2,587,772
   2,715,000  Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2017 .......................   Aaa/AA        2,728,466
   1,000,000  Saint Cloud, MNHospital Facilities Rev. (Saint Cloud Hospital), 5% due 7/1/2020 ..........   Aaa/AAA         907,010
   2,000,000  Saint Cloud, MN Hydroelectric Generation Facility Gross Rev., 7 3/8% due 12/16/2018 ......   NR/A-         2,049,900
     264,312  Saint Paul, MN Science Museum Facilities Rev. (Science Museum of Minnesota Project),
                 7 1/2% due 12/15/2001 .................................................................   NR/AAA          279,697
      45,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9 1/8% due 10/1/2000 ..................................................................   NR/CCC           43,146
       5,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9 1/8% due 12/1/2000 ..................................................................   NR/CCC            4,786
      55,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9 1/8% due 12/1/2000 ..................................................................   NR/CCC           52,642
      50,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9 1/8% due 10/1/2001 ..................................................................   NR/CCC           47,080
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9 1/8% due 12/1/2001 ..................................................................   NR/CCC            9,399
      55,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9 1/8% due 12/1/2001 ..................................................................   NR/CCC           51,693
       5,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 9 3/4% due 12/1/2001 ..................................................................   NR/CCC            4,821

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                             MINNESOTA SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$     50,000  Saint Paul Port Authority, MNIndustrial Development Rev. Series E,
                 9 1/8% due 10/1/2002 ....................................................................    NR/CCC     $   46,660
      10,000  Saint Paul Port Authority, MNIndustrial Development Rev. Series H,
                 9 1/8% due 12/1/2002 ....................................................................    NR/CCC          9,316
      60,000  Saint Paul Port Authority, MNIndustrial Development Rev. Series I,
                 9 1/8% due 12/1/2002 ....................................................................    NR/CCC         55,894
      10,000  Saint Paul Port Authority, MNIndustrial Development Rev. Series L,
                 9 3/4% due 12/1/2002 ....................................................................    NR/CCC          9,593
   1,500,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                 5 3/4% due 1/1/2018 .....................................................................    A/A+        1,481,730
     750,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                 5 3/4% due 1/1/2018 .....................................................................    Aaa/AAA       754,507
   1,500,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                 4 3/4% due 1/1/2016 .....................................................................    A/A+        1,315,485
   3,500,000  Washington County, MN GOs, 5.90% due 2/1/2010 ..............................................    Aa/AA-      3,564,015
   3,000,000  Western Minnesota Municipal Power Agency-- Power Supply Rev., 7% due 1/1/2013 ..............    A1/A        3,083,520
   3,090,000  Western Minnesota Municipal Power Agency-- Power Supply Rev., 5 1/2% due 1/1/2015 ..........    A1/A        3,006,477
   9,580,000  Western Minnesota Municipal Power Agency-- Power Supply Rev., 6 3/8% due 1/1/2016 ..........    Aaa/AAA    10,267,173

Total Municipal Bonds (Cost $120,753,949) -- 98.9% .......................................................              126,846,292

Other Assets Less Liabilities -- 1.1% ....................................................................                1,362,726
                                                                                                                       ------------
NET ASSETS -- 100.0% .....................................................................................             $128,209,018
                                                                                                                       ============


                                                 MISSOURI SERIES

     FACE                                                                                           RATINGS              MARKET
    AMOUNT                       MUNICIPAL BONDS                                                  MOODY'S/S&P+           VALUE
    ------                       ---------------                                                  ------------           -----
$  2,000,000  Columbia, MO Water and Electric System Improvement Rev., 6 1/8% due 10/1/2012 .....   A1/AA           $   2,047,560
   1,500,000  Hannibal, MO Industrial Development Authority Health Facilities Rev
                 (Hannibal Regional Hospital), 5 3/4% due 3/1/2022 ..............................   Aaa/AAA             1,490,010
   3,775,000  Kansas City, MO Water Rev., 6 1/4% due 12/1/2009 ..................................   Aa/NR               3,910,145
   1,500,000  Kansas City School District Building Corporation, MO Leasehold Rev.,
                 7.90% due 2/1/2008 .............................................................   Aaa/AAA             1,602,705
   1,000,000  Liberty, MO Waterworks Improvement Rev., 6.30% due 10/1/2012 ......................   Aaa/AAA             1,041,470
   2,000,000  Little Blue Valley, MO Sewer District Rev., 7 1/4% due 10/1/2007 ..................   Aaa/AAA             2,104,600
   1,000,000  Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7 3/8% due 3/1/2006 ............................................................   Aaa/AAA             1,048,290
   2,000,000  Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7% due 3/1/2006 ................................................................   Aaa/AAA             2,089,700
   1,000,000  Missouri State Environmental Improvement & Energy Resources Authority Rev
                 (State Revolving Fund Program), 6.55% due 7/1/2014 .............................   Aa/NR               1,052,560
   2,500,000  Missouri State Environmental Improvement & Energy Resources Authority Rev
                 (Union Electric Company Project), 5.45% due 10/1/2028* .........................   A1/AA-              2,332,200


----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                              MISSOURI SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  2,500,000  Missouri State Environmental Improvement & Energy Resources Authority -- Water
                 Pollution Control Rev. (State Revolving Fund Program), 5.40% due 7/1/2015 .........   Aa/NR     $ 2,430,875
   2,000,000  Missouri State GOs, 5 5/8% due 4/1/2017 ..............................................   Aaa/AAA     2,020,540
   2,500,000  Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox Medical
                 Centers Project), 5 1/4% due 6/1/2015 .............................................   Aaa/AAA     2,399,275
   1,500,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy Health
                 System, St. Louis, Inc.), 6 1/4% due 6/1/2015 .....................................   Aa/AA       1,518,960
   3,500,000  Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
                 6 1/4% due 6/1/2016 ...............................................................   Aaa/AAA     3,642,170
   1,000,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy Health
                 System, St. Louis, Inc.), 7 1/4% due 6/1/2019 .....................................   Aaa/AA      1,089,030
   1,000,000  Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy Health
                 System, St. Louis, Inc.), 5% due 6/1/2019 .........................................   Aa/AA         896,250
   2,500,000  Missouri State Health Facilities Rev. (Barnes-Jewish, Inc./Christian Health Services),
                 5 1/4% due 5/15/2021 ..............................................................   Aa/AA       2,314,600
     860,000  Missouri State Housing Development Commission Housing Development Bonds
                 (Federally Insured Mortgage Loans), 6% due 10/15/2019 .............................   Aa/AA+        865,547
   1,500,000  St. Louis, MO Industrial Development Authority Pollution Control Rev. (Anheuser-Busch
                 Companies, Inc. Project), 6.65% due 5/1/2016 ......................................   A1/AA-      1,696,800
   1,500,000  St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
                 Improvement Rev., 5.95% due 2/15/2016 .............................................   Aaa/AAA     1,527,180
   2,400,000  Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
                 5 3/4% due 10/15/2016 .............................................................   Aa/AA       2,369,040
   2,000,000  Springfield, MO Public Utility Rev., 5 1/4% due 3/1/2007 .............................   Aa/AA       2,005,800
   2,500,000  Springfield, MO Waterworks Rev., 5.60% due 5/1/2023 ..................................   Aa/A+       2,465,850
   2,750,000  University of Missouri University Revenues Refunding & Improvement Systems Facilities,
                 5 1/2% due 11/1/2023 ..............................................................   Aa/AA+      2,648,718
                                                                                                                 -----------
Total Municipal Bonds (Cost $46,989,665) -- 96.2% ..................................................              48,609,875

Variable Rate Demand Notes (Cost $1,100,000) -- 2.2% ...............................................               1,100,000

Other Assets Less Liabilities -- 1.6% ..............................................................                 796,556
                                                                                                                 -----------
NET ASSETS -- 100.0% ...............................................................................             $50,506,431
                                                                                                                 ===========

                                                 NEW YORK SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  5,000,000  Metropolitan Transportation Authority, NY (Commuter Facilities Rev.),
                 6 1/2% due 7/1/2024 ...................................................................   Baa1/BBB+   $  5,200,700
   2,900,000  Metropolitan Transportation Authority, NY (Transit Facilities Rev.),
                 6.10% due 7/1/2026 ....................................................................   Aaa/AAA        2,973,080
   2,500,000  Municipal Assistance Corporation for the City of New York, NY, 6.90% due 7/1/2007 ........   Aa/AA-         2,594,125
   4,000,000  New York City Municipal Water Finance Authority, NY Water & Sewer System Rev.,
                 6 1/4% due 6/15/2020 ..................................................................   A/A-           4,119,160
   2,435,000  New York City, NY GOs, 7 1/4% due 8/15/2024 ..............................................   Baa1/BBB+      2,572,285
      65,000  New York City, NY GOs, 7 1/4% due 8/15/2024 ..............................................   Baa1/BBB+         71,934


----------

+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                              NEW YORK SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  3,500,000  New York State Dormitory Authority Rev. (Rockefeller University), 7 3/8% due 7/1/2014 ..... Aaa/AAA    $  3,745,105
   5,000,000  New York State Dormitory Authority Rev. (Fordham University), 5 3/4% due 7/1/2015 ......... Aaa/AAA       4,982,450
   5,000,000  New York State Dormitory Authority Rev. (Skidmore College), 5 3/8% due 7/1/2023 ........... Aaa/AAA       4,745,000
   4,500,000  New York State Energy Research & Development Authority Electric Facilities Rev
                 (Consolidated Edison Co. NY), 6.10% due 8/15/2020 ...................................... Aaa/AAA       4,610,025
   1,500,000  New York State Energy Research & Development Authority Gas Facilities Rev
                 (Brooklyn Union Gas Co. Project), 5 1/2% due 1/1/2021 .................................. Aaa/AAA       1,456,860
   2,500,000  New York State Energy Research &Development Authority Gas Facilities Rev
                 (Brooklyn Union Gas), 6 3/4% due 2/1/2024* ............................................. Aaa/AAA       2,691,875
   3,000,000  New York State Environmental Facilities Corporation Pollution Control Rev
                 (State Water-- Revolving Fund), 6.90% due 11/15/2015 ................................... Aaa/AAA       3,394,530
   3,000,000  New York State Housing Finance Agency Rev. (Phillips Village Project),
                 7 3/4% due 8/15/2017* .................................................................. A/NR          3,321,330
   3,000,000  New York State Local Government Assistance Corp., 6% due 4/1/2024 ......................... A/A           3,016,230
   4,000,000  New York State Medical Care Facilities Finance Agency Rev. (The Hospital for Special
                 Surgery), 6 3/8% due 8/15/2024 ......................................................... Aa/AA         4,125,240
   2,000,000  New York State Mortgage Agency (Homeownership Mortgage), 7 1/2% due 4/1/2016 .............. Aa/NR         2,109,200
   4,000,000  New York State Power Authority General Purpose Rev., 6 1/2% due 1/1/2019 .................. Aaa/AAA       4,281,760
   4,000,000  New York State Thruway Authority Rev., 6 1/4% due 4/1/2014 ................................ Baa1/BBB      4,036,760
   4,000,000  New York State Thruway Authority General Rev., 6% due 1/1/2025 ............................ Aaa/AAA       4,060,760
   2,500,000  Niagara Falls, NY Bridge Commission Toll Bridge System Rev., 5 1/4% due 10/1/2015 ......... Aaa/AAA       2,404,100
   4,000,000  Onondaga County, NY Industrial Development Agency Sewer Facilities Rev
                 (Bristol Myers-Squibb Co. Project), 5 3/4% due 3/1/2024 ................................ Aaa/AAA       4,031,240
   2,250,000  Port Authority of New York and New Jersey Consolidated Rev., 6 1/8% due 6/1/2094 .......... A1/AA-        2,346,750
   5,000,000  United Nations Development Corporation, NY (A Public Benefit Corporation of the State
                 of New York Senior Lien), 6% due 7/1/2026 .............................................. A/NR          4,965,150
                                                                                                                        ----------
Total Municipal Bonds (Cost $79,357,217) -- 97.6% .......................................................              81,855,649

Variable Rate Demand Notes (Cost $900,000) -- 1.1% ......................................................                 900,000

Other Assets Less Liabilities -- 1.3% ...................................................................               1,115,909
                                                                                                                       ----------
NET ASSETS -- 100.0% ....................................................................................            $ 83,871,558
                                                                                                                     ============


                                                   OHIO SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  2,000,000  Barberton, OH Sewer System Mortgage Rev., 6 5/8% due 12/1/2006 ...........................    Aaa/AAA    $  2,105,480
   2,250,000  Beavercreek Local School District, OH GOs (School Improvement Bonds),
                 5.70% due 12/1/2020 ...................................................................    Aaa/AAA       2,238,120
   3,450,000  Big Walnut Local School District, OH School Building Construction & Improvement
                 GOs, 7.20% due 6/1/2007 ...............................................................    Aaa/AAA       3,863,069
   3,000,000  Clermont County, OH Hospital Facilities Rev. (Mercy Health System), 5 7/8% due 1/1/2015 ..    Aaa/AAA       3,006,480
   2,000,000  Cleveland, OH Waterworks Improvement Rev., 6% due 1/1/2017 ...............................    A1/A+         1,986,120


----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                                 OHIO SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  5,000,000  Columbus, OH GOs, 6 1/2% due 1/1/2010 ..................................................    Aaa/AAA    $  5,373,700
   4,500,000  Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                 Airport Project), 6% due 1/1/2020* ..................................................    Aaa/AAA       4,518,495
   3,000,000  Dayton, OH Water System Mortgage Rev., 6 3/4% due 12/1/2010 ............................    Aaa/AAA       3,146,880
   7,000,000  Erie County, OH Franciscan Services Corp. Rev. (Providence Hospital Inc.),
                 6% due 1/1/2013 .....................................................................    NR/A-         6,787,480
   7,750,000  Franklin County, OH GOs, 5 3/8% due 12/1/2020 ..........................................    Aaa/AAA       7,509,982
   7,500,000  Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
                 5 3/4% due 5/15/2020 ................................................................    Aa/NR         7,385,175
   5,000,000  Hamilton County, OH Health Care System Rev. (Sisters of Charity Health Care),
                 6 1/4% due 5/15/2014 ................................................................    Aaa/AAA       5,226,200
   2,500,000  Hamilton County, OH Sewer System Rev., 5 1/2% due 12/1/2017 ............................    Aaa/AAA       2,465,950
   8,000,000  Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 ..........................    Aaa/AAA       8,147,680
   4,000,000  Hudson Local School District, OH GOs, 7.10% due 12/15/2013 .............................    A1/NR         4,447,600
   1,095,000  Lake County, OH Hospital Improvement Rev. (Lake Hospital System Inc.),
                 8% due 1/1/2013 .....................................................................    Aaa/AAA       1,127,138
   8,000,000  Lucas County, OH Hospital Improvement Rev. (The Toledo Hospital),
                 5% due 11/15/2010 ...................................................................    Aaa/AAA       7,557,600
   1,000,000  Montgomery County, OH Rev. (Sisters of Charity Health Care Systems, Inc.),
                 6 5/8% due 5/15/2021 ................................................................    Aaa/AAA       1,066,790
   5,000,000  Mount Vernon, OH Hospital Rev. (Knox Community Hospital), 7 7/8% due 6/1/2012 ..........    NR/NR         5,154,500
   2,500,000  Northeast, OH Regional Sewer District Wastewater Rev., 5.60% due 11/15/2013 ............    Aaa/AAA       2,503,925
   5,000,000  Ohio Air Quality Development Authority Pollution Control Rev. (Ohio Edison
                 Company Project), 7.45% due 3/1/2016 ................................................    Aaa/AAA       5,513,050
   2,000,000  Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
                 Company Project), 5.45% due 1/1/2024 ................................................    Aaa/AAA       1,915,060
   6,500,000  Ohio Air Quality Development Authority Rev. (JMG Project), 6 3/8% due 1/1/2029* ........    Aaa/AAA       6,846,190
   2,000,000  Ohio State Building Authority Workers' Compensation Facilities
                 (William Green Building), 4 3/4% due 4/1/2014 .......................................    A/AA-         1,775,060
   3,000,000  Ohio State GOs Infrastructure Improvement, 6 1/2% due 8/1/2011 .........................    Aa1/AA+       3,221,250
   1,500,000  Ohio State Higher Educational Facilities Commission Mortgage Rev
                 (University of Dayton Project), 7 1/4% due 12/1/2012 ................................    Aaa/AAA       1,675,155
   3,000,000  Ohio State Higher Educational Facilities Commission Rev. (Oberlin College Project),
                 5 3/8% due 10/1/2015 ................................................................    NR/AA         2,949,180
   2,000,000  Ohio State Liquor Profits Rev., 6.85% due 3/1/2000 .....................................    Aaa/AAA       2,145,240
   7,000,000  Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
                 6.30% due 5/1/2006 ..................................................................    Aaa/AAA       7,447,440
   2,000,000  Ohio State Water Development Authority Rev. (Safe Water), 6 3/4% due 12/1/2007 .........    Aaa/AAA       2,098,240
   2,570,000  Ohio State Water Development Authority Rev. (Safe Water), 9 3/8% due 12/1/2010 .........    Aaa/AAA       3,180,735
   2,500,000  Ohio State Water Development Authority Solid Waste Disposal Rev. (North Star BHP
                 Steel, L.L.C. Project-- Cargill, Incorporated, Guarantor), 6.30% due 9/1/2020* ......    Aa3/AA-       2,587,650
   8,000,000  Ohio State Water Development Authority Water Development Rev. (Dayton Power &
                 Light Co. Project), 6.40% due 8/15/2027 .............................................    Aa3/AA-       8,354,320


----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                               OHIO SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  8,000,000  Ohio Turnpike Commission, OH Turnpike Rev., 5.70% due 2/15/2017 ..........................    Aaa/AAA    $  8,019,360
   2,955,000  Pickerington Local School District, OH School Building Construction GOs,
                 8% due 12/1/2005 ......................................................................    Aaa/AAA       3,389,710
   4,000,000  Puerto Rico Highway &Transportation Authority Highway Rev., 5 1/2%, due 7/1/2036 .........    Baa1/A        3,784,480
     775,000  Toledo, OH Sewer System Rev., 7 3/4% due 11/15/2017 ......................................    Aaa/AAA         845,176
     560,000  Toledo, OH Waterworks Rev., 7 3/4% due 11/15/2017 ........................................    Aaa/AAA         610,708
   2,500,000  Twinsburg City School District, OH School Improvement GOs,
                 5.90% due 12/1/2021 ...................................................................    Aaa/AAA       2,532,275
   3,000,000  University of Toledo, OH General Receipts Bonds, 7.10% due 6/1/2010 ......................    Aaa/AAA       3,303,240
   2,000,000  Worthington City School District, OH School Building Construction & Improvement
                 GOs, 8 3/4% due 12/1/2002 .............................................................    Aaa/AAA       2,289,400
                                                                                                                       ------------
Total Municipal Bonds (Cost $152,982,046) -- 98.1% .....................................................                160,101,283

Variable Rate Demand Notes (Cost $600,000) -- 0.4% .....................................................                    600,000

Other Assets Less Liabilities -- 1.5% ..................................................................                  2,552,234
                                                                                                                       ------------

NET ASSETS -- 100.0% ...................................................................................               $163,253,517
                                                                                                                       ============


                                                  OREGON SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,000,000  Albany, OR GOs Water Bonds, 6 5/8% due 11/1/2009 .........................................    Aaa/AAA    $  1,002,340
   2,000,000  Chemeketa, OR Community College District GOs, 5.95% due 6/1/2016 .........................    Aaa/AAA       2,035,100
   1,000,000  Clackamas County, OR Hospital Facility Authority Rev. (Kaiser Permanente),
                 6 1/4% due 4/1/2021 ...................................................................    Aa3/AA        1,009,550
   1,500,000  Clackamas & Washington Counties, OR School District No. 3JT GOs
                 (West Linn-Wilsonville), 5 7/8% due 8/1/2009 ..........................................    A1/AA-        1,532,130
   1,000,000  Deschutes County Hospital Facility Authority, OR (St. Charles Medical Center),
                 7.60% due 1/1/2013 ....................................................................    A1/NR         1,039,110
     400,000  Emerald People's Utility District, OR Electric System Rev., 7.20% due 11/1/2006 ..........    Aaa/AAA         401,120
   2,000,000  Eugene, OR Electric Utility Rev., 5.80% due 8/1/2022 .....................................    Aaa/AAA       1,997,160
   1,500,000  Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 ...............................    Aa1/AA-       1,500,240
     730,000  Eugene, OR Water Utility System Rev., 6.55% due 8/1/2003 .................................    A1/AA-          746,257
   1,000,000  Metropolitan Service District, OR GOs (Oregon Convention Center),
                 6 1/4% due 1/1/2013 ...................................................................    Aa/AA+        1,051,260
   1,250,000  Multnomah County School District, OR GOs, 6.80% due 12/15/2004 ...........................    Aa/A+         1,274,362
   1,750,000  Multnomah County School District, OR GOs, 5 1/2% due 6/1/2015 ............................    A1/A+         1,743,788
   2,000,000  North Clackamas Parks & Recreation District-Clackamas County, OR Rev
                 (Recreational Facilities), 5.70% due 4/1/2013 .........................................    NR/A-         1,985,220
   2,000,000  North Wasco County People's Utility District-Wasco County, OR Rev
                 (Bonneville Power Administration), 5.20% due 12/1/2024 ................................    Aa1/AA-       1,821,400
   2,500,000  Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health Corporation
                 (Dominican Sisters of Ontario Inc., dba Holy Rosary Hospital Project), 7% due 6/1/2012.    NR/NR         2,576,075


----------
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                            OREGON SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$    750,000  Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
                 Corporation (Dominican Sisters of Ontario Inc., dba Holy Rosary Medical
                 Center Project), 6.10% due 11/15/2017 .................................................    A1/AA-     $    735,120
   1,000,000  Oregon Department of Transportation Regional Light Rail Extension Rev.,
                 6.20% due 6/1/2008 ....................................................................    Aaa/AAA       1,068,880
   2,850,000  Oregon Health, Housing, Educational &Cultural Facilities Authority Rev.
                 (Reed College Project), 5 3/8% due 7/1/2025 ...........................................    NR/A+         2,677,461
   1,250,000  Oregon Health Sciences University Rev., 5 1/4% due 7/1/2028 ..............................    Aaa/AAA       1,174,725
      40,000  Oregon Housing Agency Mortgage Rev. (Single Family Mortgage Program),
                 7 3/8% due 7/1/2020* ..................................................................    Aa1/NR           40,943
   2,000,000  Oregon Housing & Community Services Department Housing & Finance Rev.
                 (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012 .........................    A1/A+         1,979,380
     945,000  Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                 Mortgage Program), 5.65% due 7/1/2019* ................................................    Aa/NR           900,765
     905,000  Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                 Mortgage Program), 7% due 7/1/2022* ...................................................    Aa/NR           938,784
   1,785,000  Oregon State Fair & Exposition Center Rev., 7 3/8% due 10/1/2006 .........................    NR/NR         1,785,178
     500,000  Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ...................................    Aa/AA           654,995
   1,500,000  Oregon State GOs (Veterans' Welfare), 5 7/8% due 10/1/2018 ...............................    Aa/AA         1,513,905
     500,000  Oregon State GOs (Alternate Energy Project), 8.40% due 1/1/2008 ..........................    Aa/AA           551,785
     250,000  Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 ........................    Aa/AA           258,030
   1,000,000  Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* .......................    Aa/AA         1,034,380
     500,000  Port of Portland, OR International Airport Rev., 6 1/4% due 7/1/2018* ....................    Aaa/AAA         512,930
   1,000,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* .....................    Aaa/AAA       1,095,220
     500,000  Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025* ....................    Aaa/AAA         490,980
   1,500,000  Port of Portland, OR International Airport Rev., 5 5/8% due 7/1/2026* ....................    Aaa/AAA       1,441,710
   2,000,000  Portland, OR GOs, 5.60% due 6/1/2014 .....................................................    Aa/NR         2,009,900
   1,250,000  Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
                 6 5/8% due 5/1/2011 ...................................................................    Aaa/AAA       1,341,000
   3,000,000  Portland, OR Sewer System Rev., 6% due 10/1/2012 .........................................    Aaa/AAA       3,096,060
   1,000,000  Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2019 .........    Baa1/A          947,770
   1,000,000  Puerto Rico Highway &Transportation Authority Highway Rev., 5 1/2% due 7/1/2036 ..........    Baa1/A          946,120
     655,000  Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
                 6.85% due 10/15/2023 ..................................................................    Aaa/AAA         682,720
   1,000,000  Puerto Rico Ports Authority Rev., 7% due 7/1/2014* .......................................    Aaa/AAA       1,098,500
   1,000,000  Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2013 ................................    A/A+            990,380
   2,600,000  Salem, OR Pedestrian Safety Improvements GOs,  5 3/4% due 5/1/2011 .......................    Aaa/AAA       2,647,788
   1,000,000  Tri-County Metropolitan Transportation District of Oregon GOs (Light Rail Extension),
                 6% due 7/1/2012 .......................................................................    Aa/AA+        1,021,570


----------

* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

                                           OREGON SERIES (continued)

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,110,000  Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
                 7 3/8% due 1/1/2007 .................................................................   Baa1/NR       $  1,126,006
   2,000,000  Unified Sewerage Agency Washington County, OR Sewer Rev., 6 1/8% due 10/1/2012 .........   Aaa/AAA          2,080,040
                                                                                                                       ------------
Total Municipal Bonds (Cost $57,048,547) -- 99.4% ....................................................                   58,558,137

Variable Rate Demand Notes (Cost $700,000) -- 1.2% ...................................................                      700,000

Other Assets Less Liabilities -- (0.6)% ..............................................................                     (372,870)
                                                                                                                       ------------
NET ASSETS -- 100.0% .................................................................................                 $ 58,885,267
                                                                                                                       ============


                                               SOUTH CAROLINA SERIES

     FACE                                                                                                  RATINGS        MARKET
    AMOUNT                                       MUNICIPAL BONDS                                         MOODY'S/S&P+      VALUE
    ------                                       ---------------                                         ------------      -----
$  1,125,000  Anderson County, SC GOs, 7 3/4% due 4/1/2009 ..............................................    A/A        $  1,179,911
   2,500,000  Anderson County, SC Hospital Rev. (Anderson Memorial Hospital), 5 1/4% due 2/1/2012 .......    Aaa/AAA       2,383,325
   1,500,000  Beaufort-Jasper Water & Sewer Authority, SC Waterworks & Sewer System Rev.,
                 6 1/2% due 3/1/2013 ....................................................................    Aaa/AAA       1,613,700
   3,800,000  Berkeley County, SC Water & Sewer Rev., 5.55% due 6/1/2016 ................................    Aaa/AAA       3,741,594
   3,000,000  Charleston County, SC Hospital Facilities Rev. (Bon Secours Health System Project),
                 5 5/8% due 8/15/2025 ...................................................................    Aaa/AAA       2,894,070
     745,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.15% due 2/1/2004 .....................................................................    A1/A            800,339
     770,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.15% due 8/1/2004 .....................................................................    A1/A            827,196
     800,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
                 7.20% due 2/1/2005 .....................................................................    A1/A            862,088
     750,000  Charleston, SC Waterworks & Sewer System Rev., 7 3/4% due 1/1/2011 ........................    Aaa/AAA         798,645
   2,500,000  Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 ............................    A1/AA-        2,540,825
   1,500,000  Clemson University, SC Student & Faculty Housing Rev., 6.65% due 6/1/2011 .................    Aaa/AAA       1,608,900
   1,000,000  Clinton, SC Utility System Rev., 7.20% due 6/1/2011 .......................................    A/NR          1,076,930
   6,000,000  Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
                 5 3/4% due 8/1/2023* ...................................................................    A1/AA-        5,884,500
   2,000,000  Darlington County, SC Industrial Development Rev. (Sonoco Products Company Project),
                 6% due 4/1/2026 ........................................................................    A2/A          2,000,320
   2,500,000  Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas Company),
                 6 1/2% due 9/1/2014 ....................................................................    A1/A          2,657,750
   1,000,000  Georgetown County, SC Pollution Control Facilities Rev. (International Paper Company),
                 7 3/8% due 6/15/2005 ...................................................................    A3/A-         1,065,800
   3,000,000  Greenville Hospital System, SC Hospital Facilities Rev., 5 1/2% due 5/1/2016 ..............    Aa/AA-        2,905,530
   2,000,000  Greenville Hospital System, SC Hospital Facilities Rev., 5 1/4% due 5/1/2023 ..............    Aa/AA-        1,834,020
   3,000,000  Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
                 5 7/8% due 10/1/2017 ...................................................................    Aaa/AAA       2,994,600
   2,425,000  Lancaster County, SC School District GOs, 6.60% due 7/1/2011 ..............................    Aaa/AAA       2,639,176
   2,600,000  Lancaster County, SC School District GOs, 6.60% due 7/1/2012 ..............................    Aaa/AAA       2,822,846

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                        SOUTH CAROLINA SERIES (continued)

     FACE                                                                                            RATINGS       MARKET
    AMOUNT                                       MUNICIPAL BONDS                                    MOODY'S/S&P+   VALUE
    ------                                       ---------------                                    ------------   -----
$  2,000,000  Lancaster County, SC Waterworks & Sewer System Rev., 5 1/4% due 5/1/2021 ................   Aaa/AAA   $1,876,640
   2,720,000  Laurens County, SC Combined Utility System Rev., 5% due 1/1/2018 ........................   Aaa/AAA    2,471,310
   1,650,000  Laurens County, SC Combined Utility System Rev., 7 5/8% due 1/1/2018 ....................   Aaa/AAA    1,770,235
     500,000  Laurens County, SC Health Care System, 7.80% due 1/1/2008 ...............................   Aaa/AAA      532,160
   1,000,000  Lexington County School District No. 001, SC Certificates of Participation (Red Bank/
                 White Knoll Elementary Project), 7.10% due 9/1/2011 ..................................   Aaa/AAA    1,112,710
   1,000,000  Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011 ..........   Aaa/AAA    1,012,950
   4,800,000  Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 .................................   Aaa/AAA    4,851,984
   2,000,000  Myrtle Beach, SC Waterworks & Sewer System Rev., 5 1/4% due 3/1/2020 ....................   Aaa/AAA    1,872,100
   1,500,000  North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012 ...........................   Aaa/AAA    1,643,625
   1,500,000  North Charleston Sewer District, SC Rev., 7 3/4% due 8/1/2018 ...........................   Aaa/AAA    1,622,580
   5,000,000  Oconee County, SC Pollution Control Facilities Rev. (Duke Power Co. Project),
                 5.80% due 4/1/2014 ...................................................................   Aa2/AA-    5,066,900
   1,250,000  Piedmont Municipal Power Agency, SC Electric Rev., 6 1/4% due 1/1/2021 ..................   Aaa/AAA    1,351,713
   4,000,000  Piedmont Municipal Power Agency, SC Electric Rev., 6.30% due 1/1/2022 ...................   Aaa/AAA    4,169,200
   1,000,000  Puerto Rico Highway &Transportation Authority Highway Rev., 5 1/2%, due 7/1/2036 ........   Baa1/A       946,120
   1,000,000  Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2022 ...............................   A/A+         962,950
   2,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp Corp. Project),
                 7.45% due 4/1/2021* ..................................................................   A1/A-      2,194,680
   1,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp Corp. Project),
                 7 1/8% due 9/1/2021* .................................................................   A1/A-      1,071,700
   1,000,000  Rock Hill, SC Combined Utilities System Rev., 8% due 1/1/2018 ...........................   Aaa/AAA    1,067,890
   5,000,000  Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ...........................   Aaa/AAA    4,527,850
   1,000,000  St. Andrews, SC Public Service District Sewer Systems Rev., 7 3/4% due 1/1/2018 .........   Aaa/AAA    1,061,900
   6,000,000  SouthCarolina Public Service Authority Rev., 5 7/8% due 1/1/2023 ........................   Aaa/AAA    6,011,580
   2,000,000  SouthCarolina State, GOs 4 1/4% due 3/1/2009 ............................................   Aaa/AAA    1,812,320
   1,740,000  South Carolina State Housing Authority (Single Family Mortgage Purchase),
                 6.70% due 7/1/2010 ...................................................................   Aaa/AAA    1,770,189
     500,000  South Carolina State Housing Finance & Development Authority (Homeownership
                 Mortgage), 7.55% due 7/1/2011 ........................................................   Aa/AA        525,500
   2,305,000  South Carolina State Housing Finance & Development Authority Rental Housing Rev
                 (North Bluff Project), 5.60% due 7/1/2016 ............................................   NR/AA      2,222,135
   1,000,000  South Carolina State Housing Finance & Development Authority (Multi-Family
                 Development Rev.), 6 7/8% due 11/15/2023 .............................................   Aaa/NR     1,039,200
   4,000,000  Spartanburg,SCWater System Rev., 6.10% due 6/1/2021 .....................................   Aaa/AAA    4,078,600
   3,000,000  University of South Carolina Rev., 5 3/4% due 6/1/2026 ..................................   Aaa/AAA    2,995,470
   2,000,000  Western Carolina Regional Sewer Authority, SC Sewer System Rev., 5 1/2% due 3/1/2010 ....   Aaa/AAA    2,007,920
                                                                                                                    ----------
Total Municipal Bonds (Cost $105,281,042) -- 98.1% ....................................................            108,782,176

Variable Rate Demand Notes (Cost $700,000) -- 0.6% ....................................................                700,000

Other Assets Less Liabilities -- 1.3% .................................................................              1,394,751
                                                                                                                  ------------
NET ASSETS -- 100.0% ..................................................................................           $110,876,927
                                                                                                                  ============

----------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                           NATIONAL       COLORADO
                                                                            SERIES          SERIES
                                                                         -----------   -----------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................................  $105,114,294   $50,833,137
   Short-term holdings ...............................................     2,900,000       800,000
                                                                        ------------   -----------
                                                                         108,014,294    51,633,137
Cash .................................................................       170,064        15,615
Interest receivable ..................................................     1,714,502       977,388
Receivable for Capital Stock sold ....................................        54,154        98,440
Expenses prepaid to shareholder
   service agent .....................................................        10,884         8,393
Receivable for securities sold .......................................            --         5,000
Other ................................................................         4,298         2,364
                                                                        ------------   -----------
Total Assets .........................................................   109,968,196    52,740,337
                                                                        ------------   -----------
LIABILITIES:
Payable for securities purchased .....................................     6,000,000            --
Dividend payable .....................................................       187,116        93,867
Payable for Capital Stock repurchased ................................        76,232        20,442
Accrued expenses, taxes, and other ...................................       111,495        75,899
                                                                        ------------   -----------
Total Liabilities ....................................................     6,374,843       190,208
                                                                        ------------   -----------
Net Assets ...........................................................  $103,593,353   $52,550,129
                                                                        ============   ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ............................................................  $     12,821   $     7,193
  Class D ............................................................           627            35
Additional paid-in capital ...........................................   105,351,781    51,806,193
Undistributed/accumulated net realized
   gain (loss) .......................................................    (3,212,821)      (37,933)
Net unrealized appreciation of investments ...........................     1,440,945       774,641
                                                                        ------------   -----------
Net Assets ...........................................................  $103,593,353   $52,550,129
                                                                        ============   ===========
NET ASSETS:
  Class A ............................................................  $ 98,766,967   $52,295,116
  Class D ............................................................  $  4,826,386   $   255,013

SHARES OF CAPITAL STOCK OUTSTANDING:
($.001 par value):
  Class A ............................................................    12,820,977     7,192,957
  Class D ............................................................       627,103        35,095

NET ASSET VALUE PER SHARE:
  Class A ............................................................         $7.70         $7.27
  Class D ............................................................         $7.70         $7.27

                                                                          GEORGIA      LOUISIANA      MARYLAND
                                                                          SERIES        SERIES        SERIES
                                                                       ------------- ------------- -------------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................................   $51,081,918   $56,440,667   $54,412,595
   Short-term holdings ...............................................       400,000       200,000       700,000
                                                                         -----------   -----------   -----------
                                                                          51,481,918    56,640,667    55,112,595
Cash .................................................................        44,568       244,646        14,235
Interest receivable ..................................................       951,563       954,068     1,109,581
Receivable for Capital Stock sold ....................................         1,401            --         6,264
Expenses prepaid to shareholder
   service agent .....................................................        10,512         6,705         8,126
Receivable for securities sold .......................................     1,000,000            --        20,000
Other ................................................................         2,269         2,184         2,521
                                                                         -----------   -----------   -----------
Total Assets .........................................................    53,492,231    57,848,270    56,273,322
                                                                         -----------   -----------   -----------
LIABILITIES:
Payable for securities purchased .....................................            --            --            --
Dividend payable .....................................................        93,359       107,873       100,973
Payable for Capital Stock repurchased ................................           402         6,016         4,533
Accrued expenses, taxes, and other ...................................        76,105        80,700        79,537
                                                                         -----------   -----------   -----------
Total Liabilities ....................................................       169,866       194,589       185,043
                                                                         -----------   -----------   -----------
Net Assets ...........................................................   $53,322,365   $57,653,681   $56,088,279
                                                                         ===========   ===========   ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ............................................................   $     6,481   $     7,014   $     6,765
  Class D ............................................................           295            48           256
Additional paid-in capital ...........................................    51,668,780    54,950,313    53,723,904
Undistributed/accumulated net realized
   gain (loss) .......................................................       178,936       755,285       228,454
Net unrealized appreciation of investments ...........................     1,467,873     1,941,021     2,128,900
                                                                         -----------   -----------   -----------
Net Assets ...........................................................   $53,322,365   $57,653,681   $56,088,279
                                                                         ===========   ===========   ===========
NET ASSETS:
  Class A ............................................................   $50,994,847   $57,264,452   $54,041,025
  Class D ............................................................   $ 2,327,518   $   389,229   $ 2,047,254

SHARES OF CAPITAL STOCK OUTSTANDING:
($.001 par value):
  Class A ............................................................     6,481,361     7,014,115     6,765,277
  Class D ............................................................       295,222        47,689       256,089

NET ASSET VALUE PER SHARE:
  Class A ............................................................         $7.87         $8.16         $7.99
  Class D ............................................................         $7.88         $8.16         $7.99

----------
See Notes to Financial Statements.

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                                                      MASSACHUSETTS      MICHIGAN       MINNESOTA
                                                                          SERIES          SERIES          SERIES
                                                                     ----------------  -------------   -------------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ...............................................   $108,505,352    $146,276,241   $ 126,846,292
   Short-term holdings ..............................................      1,200,000         900,000              --
                                                                        ------------    ------------    ------------
                                                                         109,705,352     147,176,241     126,846,292
Cash ................................................................        422,466          96,761          12,629
Interest receivable .................................................      1,828,352       2,840,280       1,973,254
Receivable for Capital Stock sold ...................................          6,490          35,574          14,311
Expenses prepaid to shareholder
   service agent ....................................................         14,412          17,005          14,513
Receivable for securities sold ......................................             --              --              --
Other ...............................................................          4,722           6,323           6,181
                                                                        ------------    ------------    ------------
Total Assets ........................................................    111,981,794     150,172,184     128,867,180
                                                                        ------------    ------------    ------------
LIABILITIES:
Payable for securities purchased ....................................             --              --              --
Dividend payable ....................................................        207,742         280,244         243,987
Payable for Capital Stock repurchased ...............................        382,723          92,823         280,721
Accrued expenses, taxes, and other ..................................        114,756         134,805         133,454
                                                                        ------------    ------------    ------------
Total Liabilities ...................................................        705,221         507,872         658,162
                                                                        ------------    ------------    ------------
Net Assets ..........................................................   $111,276,573    $149,664,312   $ 128,209,018
                                                                        ============    ============    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ...........................................................   $     14,004    $     17,517   $      16,423
  Class D ...........................................................            179             176             265
Additional paid-in capital ..........................................    107,489,251     142,471,611     123,539,415
Undistributed/accumulated net realized
   gain (loss) ......................................................      1,077,717       1,592,754      (1,439,428)
Net unrealized appreciation of investments ..........................      2,695,422       5,582,254       6,092,343
                                                                        ------------    ------------    ------------
Net Assets ..........................................................   $111,276,573    $149,664,312   $ 128,209,018
                                                                        ============    ============    ============
NET ASSETS:
  Class A ...........................................................   $109,871,715    $148,178,147   $ 126,173,076
  Class D ...........................................................   $  1,404,858    $  1,486,165   $   2,035,942

SHARES OF CAPITAL STOCK OUTSTANDING:
($.001 par value):
  Class A ...........................................................     14,003,651      17,517,430      16,423,181
  Class D ...........................................................        179,157         175,819         264,940

NET ASSET VALUE PER SHARE:
  Class A ...........................................................          $7.85           $8.46           $7.68
  Class D ...........................................................          $7.84           $8.45           $7.68



                                                                           MISSOURI       NEW YORK         OHIO
                                                                            SERIES         SERIES         SERIES
                                                                        -------------  -------------  --------------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ...............................................    $48,609,875    $ 81,855,649    $160,101,283
   Short-term holdings ..............................................      1,100,000         900,000         600,000
                                                                         -----------    ------------   -------------
                                                                          49,709,875      82,755,649     160,701,283
Cash ................................................................         55,634          31,854         102,181
Interest receivable .................................................        985,185       1,365,926       2,919,914
Receivable for Capital Stock sold ...................................         11,098          21,898          46,193
Expenses prepaid to shareholder
   service agent ....................................................          5,442          10,877          21,257
Receivable for securities sold ......................................             --              --              --
Other ...............................................................          2,307           3,264           6,929
                                                                         -----------    ------------   -------------
Total Assets ........................................................     50,769,541      84,189,468     163,797,757
                                                                         -----------    ------------   -------------
LIABILITIES:
Payable for securities purchased ....................................             --              --              --
Dividend payable ....................................................         88,459         155,790         306,479
Payable for Capital Stock repurchased ...............................         99,916          62,008          89,597
Accrued expenses, taxes, and other ..................................         74,735         100,112         148,164
                                                                         -----------    ------------   -------------
Total Liabilities ...................................................        263,110         317,910         544,240
                                                                         -----------    ------------   -------------
Net Assets ..........................................................    $50,506,431    $ 83,871,558    $163,253,517
                                                                         ===========    ============   =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ...........................................................    $     6,474    $     10,372    $     20,051
  Class D ...........................................................             73             144             124
Additional paid-in capital ..........................................     48,336,311      81,147,321     154,733,440
Undistributed/accumulated net realized
   gain (loss) ......................................................        543,363         215,289       1,380,665
Net unrealized appreciation of investments ..........................      1,620,210       2,498,432       7,119,237
                                                                         -----------    ------------   -------------
Net Assets ..........................................................    $50,506,431    $ 83,871,558    $163,253,517
                                                                         ===========    ============   =============
NET ASSETS:
  Class A ...........................................................    $49,940,979    $ 82,719,213    $162,242,942
  Class D ...........................................................    $   565,452    $  1,152,345    $  1,010,575

SHARES OF CAPITAL STOCK OUTSTANDING:
($.001 par value):
  Class A ...........................................................      6,473,717      10,371,788      20,050,368
  Class D ...........................................................         73,284         144,353         124,288

NET ASSET VALUE PER SHARE:
  Class A ...........................................................          $7.71           $7.98           $8.09
  Class D ...........................................................          $7.72           $7.98           $8.13



                                                                           OREGON      SOUTH CAROLINA
                                                                           SERIES          SERIES
                                                                           ------          ------
ASSETS:
Investments, at value (see portfolios of investments):
Long-term holdings                                                       $58,558,137    $108,782,176
   Short-term holdings                                                       700,000         700,000
                                                                         -----------    ------------
                                                                          59,258,137     109,482,176
Cash                                                                          25,828          25,502
Interest receivable                                                        1,219,258       1,760,507
Receivable for Capital Stock sold                                             21,540          55,140
Expenses prepaid to shareholder
   service agent                                                               8,533          14,343
Receivable for securities sold                                                    --              --
Other                                                                          2,668           4,530
                                                                         -----------    ------------
Total Assets                                                              60,535,964     111,342,198
                                                                         -----------    ------------

LIABILITIES:
Payable for securities purchased                                           1,443,311              --
Dividend payable                                                             106,403         197,654
Payable for Capital Stock repurchased                                         21,432         156,061
Accrued expenses, taxes, and other                                            79,551         111,556
                                                                         -----------    ------------
Total Liabilities                                                          1,650,697         465,271
                                                                         -----------    ------------
Net Assets                                                               $58,885,267    $110,876,927
                                                                         ===========    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A                                                                $     7,499    $     13,400
  Class D                                                                        201             337
Additional paid-in capital                                                57,085,025     105,654,559
Undistributed/accumulated net realized
   gain (loss)                                                               282,952       1,707,497
Net unrealized appreciation of investments                                 1,509,590       3,501,134
                                                                         -----------    ------------
Net Assets                                                               $58,885,267    $110,876,927
                                                                         ===========    ============
NET ASSETS:
  Class A                                                                $57,345,429    $108,163,191
  Class D                                                                $ 1,539,838    $  2,713,736

SHARES OF CAPITAL STOCK OUTSTANDING:
($.001 par value):
  Class A                                                                  7,498,730      13,400,425
  Class D                                                                    201,500         336,525

NET ASSET VALUE PER SHARE:
  Class A                                                                      $7.65           $8.07
  Class D                                                                      $7.64           $8.06


================================================================================
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                               NATIONAL       COLORADO       GEORGIA      LOUISIANA     MARYLAND
                                                SERIES         SERIES        SERIES        SERIES        SERIES

                                              ----------   ------------- -------------  -----------   -------------
INVESTMENT INCOME:
Interest ..................................   $6,267,187   $ 3,162,333    $3,288,852    $3,608,436    $3,339,274
                                               ---------     ---------     ---------     ---------     ---------
EXPENSES:
Management fees ...........................      523,545       267,392       285,693       301,833       283,435
Shareholder account services ..............      121,990        65,683        67,100        68,235        73,379
Distribution and service fees .............      109,177        52,511        75,161        62,786        65,575
Auditing and legal fees ...................       32,702        38,344        34,213        35,670        34,196
Custody and related services ..............       26,997         6,355        13,117        12,922         9,187
Registration ..............................       18,874         4,224         4,991         4,629         7,353
Shareholder reports and communications ....       12,558         9,381         6,226         7,607         7,755
Trustees' fees and expenses ...............        4,670         4,966         4,306         4,382         4,390
Miscellaneous .............................        5,048         4,757         3,372         1,882         3,294
                                               ---------     ---------     ---------     ---------      --------
Total expenses ............................      855,561       453,613       494,179       499,946       488,564
                                               ---------     ---------     ---------     ---------      --------
Net investment income .....................    5,411,626     2,708,720     2,794,673     3,108,490     2,850,710
                                               ---------     ---------     ---------     ---------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments....    1,270,012       230,074       234,736       764,403       237,843
Net change in unrealized appreciation
  of investments ..........................      477,663      (404,283)      574,897       (27,213)      207,699
                                               ---------     ---------     ---------     ---------        ------
Net gain (loss) on investments ............    1,747,675      (174,209)      809,633       737,190       445,542
                                               ---------     ---------     ---------     ---------       -------
Increase in Net Assets from
  Operations ..............................   $7,159,301   $ 2,534,511    $3,604,306   $ 3,845,680    $3,296,252
                                               =========     =========     =========    ==========    ==========
----------
See Notes to Financial Statements.

================================================================================
                                           For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                               MASSACHUSETTS   MICHIGAN       MINNESOTA      MISSOURI      NEW YORK        OHIO
                                                  SERIES        SERIES         SERIES         SERIES        SERIES        SERIES
                                               ------------   ------------- -------------  -----------   -------------  -----------
INVESTMENT INCOME:
Interest ..................................   $ 6,894,794    $ 9,206,730    $ 8,270,642    $ 2,994,894    $5,090,734   $ 10,227,494
                                                ---------      ---------      ---------      ---------     ---------     ----------
EXPENSES:
Management fees ...........................       571,658        759,311        659,120        254,770       423,159        839,336
Shareholder account services ..............       152,595        178,366        174,478         60,686        87,366        190,504
Distribution and service fees .............       118,706        163,525        148,374         54,939        82,699        172,600
Auditing and legal fees ...................        35,220         35,626         37,098         36,904        32,702         33,866
Custody and related services ..............        19,533         25,707         30,532         11,344        16,444         36,248
Registration ..............................         8,336          6,770          3,706          4,615         5,798          5,293
Shareholder reports and communications.....         9,731         10,446         17,163         10,387         8,126         16,136
Trustees' fees and expenses ...............         4,545          4,534          4,566          4,342         4,532          4,564
Miscellaneous .............................         5,200         10,136          5,923          3,211         4,355          6,744
                                                ---------      ---------     ----------      ---------     ---------      ---------
Total expenses ............................       925,524      1,194,421      1,080,960        441,198       665,181      1,305,291
                                                ---------      ---------      ---------      ---------     ---------      ---------
Net investment income .....................     5,969,270      8,012,309      7,189,682      2,553,696     4,425,553      8,922,203
                                                ---------      ---------      ---------      ---------     ---------      ---------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments....     1,211,500      1,595,202     (1,345,678)       702,168     1,161,126      1,396,965
Net change in unrealized appreciation
  of investments ..........................      (502,191)      (620,275)      (718,882)      (147,019)       36,180     (1,059,760)
                                                  -------        -------     ----------        -------     ---------        -------
Net gain (loss) on investments ............       709,309        974,927     (2,064,560)       555,149     1,197,306        337,205
                                                  -------        -------     ----------        -------     ---------        -------
Increase in Net Assets from
  Operations ..............................   $ 6,678,579    $ 8,987,236    $ 5,125,122    $ 3,108,845    $5,622,859   $  9,259,408
                                                =========      =========      =========      =========     =========      =========



                                                              SOUTH
                                                 OREGON       CAROLINA
                                                 SERIES       SERIES
INVESTMENT INCOME:                           -----------      ---------
Interest .................................   $ 3,636,740    $ 6,744,056
                                             -----------     ----------
EXPENSES:
Management fees ..........................       301,447        567,688
Shareholder account services .............        76,118        135,214
Distribution and service fees ............        72,961        130,776
Auditing and legal fees ..................        37,556         33,902
Custody and related services .............        18,134         31,792
Registration .............................         2,915          2,408
Shareholder reports and communications....        11,334         14,069
Trustees' fees and expenses ..............         4,336          4,321
Miscellaneous ............................         4,260          4,942
                                               ---------      ---------
Total expenses ...........................       529,061        925,112
                                               ---------      ---------
Net investment income ....................     3,107,679      5,818,944
                                               ---------      ---------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments...       286,078      1,720,268
Net change in unrealized appreciation
  of investments .........................      (342,324)       (81,642)
                                                --------        -------
Net gain (loss) on investments ...........       (56,246)     1,638,626
                                                --------        -------
Increase in Net Assets from
  Operations .............................   $ 3,051,433    $ 7,457,570
                                               =========      =========

----------
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                       NATIONAL SERIES               COLORADO SERIES
                                       ---------------               ---------------
                                  YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                  ------------------------      ------------------------
                                     1996           1995          1996           1995
                                     ----           ----          ----           ----
OPERATIONS:
Net investment income..........   $5,411,626     $5,912,049     $2,708,720   $2,945,189
Net realized gain (loss) on
  investments..................    1,270,012     (4,331,294)       230,074      318,881
Net change in unrealized
  appreciation/depreciation of
  investments..................      477,663     10,223,855       (404,283)   1,121,736
                                 -----------    -----------     ----------   ----------
Increase in Net Assets from
Operations.....................    7,159,301     11,804,610      2,534,511    4,385,806
                                 -----------    -----------     ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A....................   (5,337,292)    (5,878,199)    (2,698,764)  (2,940,344)
    Class D....................      (74,334)       (33,850)        (9,956)      (4,845)
Net realized gain on investments:
    Class A....................           --             --             --           --
    Class D....................           --             --             --           --
                                 -----------    -----------     ----------   ----------
Decrease in Net Assets from
 Distributions..................  (5,411,626)    (5,912,049)    (2,708,720)  (2,945,189)
                                 -----------    -----------     ----------   ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
  shares:
   Class A.....................    6,105,129      2,851,364      1,368,525    1,419,305
   Class D.....................      940,723        885,065         56,953      102,710
Net asset value of shares issued
 in payment of dividends:
   Class A.....................    2,793,160      3,020,506      1,465,852     1,614,670
   Class D.....................       56,590         23,901          5,835         3,014
Exchanged from associated
 Funds:
   Class A.....................   30,244,931      9,766,862      1,429,514       523,761
   Class D.....................    8,276,409        835,262          1,923            --
Net asset value of shares issued
 in payment of gain distribution:
   Class A.....................           --             --             --            --
   Class D.....................           --             --             --            --
                                 -----------    -----------     ----------    ----------
Total..........................   48,416,942     17,382,960      4,328,602     3,663,460
                                 -----------    -----------     ----------    ----------
Cost of shares repurchased:
   Class A.....................  (13,127,822)   (18,952,660)    (5,606,419)   (7,041,417)
   Class D.....................     (326,631)      (112,028)        (1,000)      (10,731)
Exchanged into associated Funds:
   Class A.....................  (33,145,022)    (9,700,508)    (1,047,428)   (1,293,621)
   Class D.....................   (5,370,882)      (931,548)            --        (1,000)
                                 -----------    -----------     ----------    ----------
Total..........................  (51,970,357)   (29,696,744)    (6,654,847)   (8,346,769)
                                 -----------    -----------     ----------    ----------
Decrease in Net Assets
   from Capital Share
Transactions...................  (3,553,415)   (12,313,784)    (2,326,245)    (4,683,309)
                                 -----------    -----------     ----------    ----------
Increase (Decrease) in Net
 Assets.........................  (1,805,740)    (6,421,223)    (2,500,454)   (3,242,692)
                                 -----------    -----------     ----------    ----------
NET ASSETS:

Beginning of year..............  105,399,093    111,820,316     55,050,583    58,293,275
                                 -----------    -----------     ----------   -----------
End of year.................... $103,593,353   $105,399,093   $ 52,550,129  $ 55,050,583
                                ============   ============   ============  ============

----------
See Notes to Financial Statements.

================================================================================

--------------------------------------------------------------------------------

                                                GEORGIA SERIES               LOUISIANA SERIES
                                                --------------               ----------------
                                            YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                            ------------------------      ------------------------
                                               1996           1995          1996               1995
                                               ----           ----          ----               ----
OPERATIONS:
Net investment income ...............   $  2,794,673    $  3,154,534     $ 3,108,490       $ 3,363,531
Net realized gain (loss) on
  investments .......................        234,736         362,501         764,403           468,171
Net change in unrealized
  appreciation/depreciation of
  investments .......................        574,897       3,043,005         (27,213)        2,190,601
                                        ------------    ------------    ------------      ------------
Increase in Net Assets from
Operations ..........................      3,604,306       6,560,040       3,845,680         6,022,303
                                        ------------    ------------    ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A .........................     (2,697,792)     (3,090,529)     (3,091,821)       (3,335,643)
    Class D .........................        (96,881)        (64,005)        (16,669)          (27,888)
Net realized gain on investments:
    Class A .........................       (395,597)       (831,300)       (467,263)
    Class D .........................        (14,504)        (13,226)         (3,540)          (12,456)
                                        ------------    ------------    ------------      ------------
Decrease in Net Assets from
 Distributions .......................   (3,204,774)     (3,999,060)     (3,579,293)       (4,452,407)
                                        ------------    ------------    ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
shares:
    Class A .........................      2,193,735       2,570,447       2,360,417         1,592,654
    Class D .........................      1,001,710       1,264,930          95,464            65,763
Net asset value of shares issued in
 payment of dividends:
    Class A .........................      1,741,886       1,976,148       1,645,661         1,855,635
    Class D .........................         77,107          57,730          10,639            23,376
Exchanged from associated
Funds:
    Class A .........................        290,528       1,271,396           4,573           250,945
    Class D .........................          7,853             250            --                --
Net asset value of shares issued in
 payment of gain distribution:
    Class A .........................        304,162         644,018         317,865           766,089
    Class D .........................         13,827          12,212           3,070             9,263
                                        ------------    ------------    ------------      ------------
Total ...............................      5,630,808       7,797,131       4,437,689         4,563,725
                                        ------------    ------------    ------------      ------------
Cost of shares repurchased:
    Class A .........................    (10,153,419)    (10,210,900)     (8,844,981)       (5,202,189)
    Class D .........................       (419,468)       (125,984)       (185,368)         (354,393)
Exchanged into associated
Funds:
    Class A .........................     (1,457,061)     (2,507,796)       (467,638)         (269,863)
    Class D .........................       (435,462)        (71,202)         (5,400)             --
                                        ------------    ------------    ------------      ------------
Total ...............................    (12,465,410)    (12,915,882)     (9,503,387)       (5,826,445)
                                        ------------    ------------    ------------      ------------
Decrease in Net Assets
from Capital Share
Transactions ........................     (6,834,602)     (5,118,751)     (5,065,698)       (1,262,720)
                                        ------------    ------------    ------------      ------------
Increase (Decrease) in Net ..........     (6,435,070)     (2,557,771)     (4,799,311)          307,176
Assets
NET ASSETS:
Beginning of year ...................     59,757,435      62,315,206      62,452,992        62,145,816
                                        ------------    ------------    ------------      ------------
End of year .........................   $ 53,322,365    $ 59,757,435    $ 57,653,681      $ 62,452,992
                                        ============    ============    ============      ============


                                                 MARYLAND SERIES            MASSACHUSETTS SERIES
                                                 ---------------            --------------------
                                            YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                            ------------------------      ------------------------
                                               1996           1995          1996           1995
                                               ----           ----          ----           ----
OPERATIONS:
Net investment income ................. $  2,850,710    $  3,008,028    $   5,969,270      $   6,394,660
Net realized gain (loss) on
  investments .........................      237,843         236,106        1,211,500          1,446,650
Net change in unrealized
  appreciation/depreciation of
  investments .........................      207,699       2,550,147         (502,191)         2,623,425
                                        ------------    ------------    -------------      -------------
Increase in Net Assets from ...........    3,296,252       5,794,281        6,678,579         10,464,735
                                        ------------    ------------    -------------      -------------
Operations
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ...........................   (2,793,641)     (2,986,376)      (5,917,218)        (6,351,161)
    Class D ...........................      (57,069)        (21,652)         (52,052)           (43,499)
Net realized gain on investments:
    Class A ...........................     (237,764)       (980,988)      (1,556,813)          (490,162)
    Class D ...........................       (3,924)         (7,361)         (12,717)            (4,647)
                                        ------------    ------------    -------------      -------------
Decrease in Net Assets from ...........   (3,092,398)     (3,996,377)      (7,538,800)        (6,889,469)
                                        ------------    ------------    -------------      -------------
Distributions
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
shares:
    Class A ...........................    2,002,265       1,825,028        3,289,916          3,096,538
    Class D ...........................    1,482,760         365,965          664,274            618,045
Net asset value of shares issued in
 payment of dividends:
    Class A ...........................    1,630,540       1,711,454        3,456,082          3,662,542
    Class D ...........................       47,295          14,257           33,741             33,446
Exchanged from associated
Funds:
    Class A ...........................    1,117,092       1,329,821        4,648,026          5,018,822
    Class D ...........................         --            15,045          180,514             70,140
Net asset value of shares issued in
 payment of gain distribution:
    Class A ...........................      175,287         716,294        1,131,226            373,978
    Class D ...........................        3,460           5,227            9,793              4,460
                                        ------------    ------------    -------------      -------------
Total .................................    6,458,699       5,983,091       13,413,572         12,877,971
                                        ------------    ------------    -------------      -------------
Cost of shares repurchased:
    Class A ...........................   (6,209,930)     (6,866,029)     (12,032,238)       (14,533,095)
    Class D ...........................     (122,344)       (132,593)        (239,034)          (126,610)
Exchanged into associated
Funds:
    Class A ...........................   (1,151,307)     (1,469,104)      (5,473,480)        (5,616,572)
    Class D ...........................      (10,726)        (80,763)        (133,437)          (824,191)
                                        ------------    ------------    -------------      -------------
Total .................................   (7,494,307)     (8,548,489)     (17,878,189)       (21,100,468)
                                        ------------    ------------    -------------      -------------

Decrease in Net Assets
from Capital Share ....................   (1,035,608)     (2,565,398)      (4,464,617)        (8,222,497)
                                        ------------    ------------    -------------      -------------
Transactions                                                                                  (4,647,231)
Increase (Decrease) in Net Assets......     (831,754)       (767,494)      (5,324,838)
NET ASSETS:
Beginning of year .....................   56,920,033      57,687,527      116,601,411        121,248,642
                                        ------------    ------------    -------------      -------------
End of year ........................... $ 56,088,279    $ 56,920,033    $ 111,276,573      $ 116,601,411
                                        ============    ============    =============      =============

                                       43

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------

                                       MICHIGAN SERIES           MINNESOTA SERIES
                                       ---------------           ----------------
                                  YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                  ------------------------   ------------------------
                                     1996           1995          1996           1995
                                     ----           ----          ----           ----
OPERATIONS:
Net investment income..........   $8,012,309     $8,244,445     $7,189,682   $7,901,996
Net realized gain (loss) on
  investments..................    1,595,202      2,565,892     (1,345,678)     250,044
Net change in unrealized
  appreciation/depreciation of
  investments..................     (620,275)     2,886,770       (718,882)   1,679,385
                                 -----------    -----------     ----------   ----------
Increase in Net Assets from
Operations.....................    8,987,236     13,697,107      5,125,122    9,831,425
                                 -----------    -----------     ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A....................   (7,945,727)   (8,206,113)    (7,091,290)   (7,807,472)
    Class D....................      (66,582)      (38,332)       (98,392)      (94,524)
Net realized gain on investments:
    Class A....................   (2,526,473)     (775,115)      (339,461)     (243,727)
    Class D....................      (24,970)       (3,791)        (5,862)       (3,101)
                                 -----------   -----------     ----------    ----------
Decrease in Net Assets from
Distributions..................  (10,563,752)   (9,023,351)    (7,535,005)   (8,148,824)
                                 -----------   -----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
  shares:
   Class A.....................    5,017,723      6,333,074      5,136,193    4,204,185
   Class D.....................      643,962        580,729        355,058      859,498
Net asset value of shares issued
 in payment of dividends:
   Class A.....................    4,892,727      5,053,914      4,809,942    5,253,143
   Class D.....................       43,735         30,472         74,558       63,245
Exchanged from associated
Funds:
   Class A.....................    2,197,763        864,699        496,211    1,435,131
   Class D.....................      210,059        104,572         48,646      159,356
Net asset value of shares issued
 in payment of gain distribution:
   Class A.....................    1,901,806        582,931        270,799      192,123
   Class D.....................       21,146          3,281          4,666        2,291
                                 -----------    -----------     ----------   ----------
Total..........................   14,928,921     13,553,672     11,196,073   12,168,972
                                 -----------    -----------     ----------   ----------
Cost of shares repurchased:
   Class A.....................  (13,211,454)   (14,573,617)   (13,463,390) (12,629,875)
   Class D.....................     (368,116)      (181,421)      (507,655)    (277,761)
Exchanged into associated Funds:
   Class A.....................   (2,652,409)    (2,418,114)    (1,423,552)  (2,382,699)
   Class D.....................     (217,280)      ( 58,666)      (135,371)    (247,272)
                                 -----------    -----------     ----------  -----------
Total..........................  (16,449,259)   (17,231,818)   (15,529,968) (15,537,607)
                                 -----------    -----------     ----------  -----------
Decrease in Net Assets
   from Capital Share
Transactions...................   (1,520,338)    (3,678,146)    (4,333,895)  (3,368,635)
                                 -----------    -----------     ----------  -----------
Increase (Decrease) in Net
Assets.........................   (3,096,854)       995,610     (6,743,778)  (1,686,034)

NET ASSETS:

Beginning of year..............  152,761,166    151,765,556    134,952,796  136,638,830
                                ------------   ------------   ------------ ------------
End of year.................... $149,664,312   $152,761,166   $128,209,018 $134,952,796
                                ============   ============   ============ ============

----------
See Notes to Financial Statements.

================================================================================

--------------------------------------------------------------------------------

                                       MISSOURI SERIES           NEW YORK SERIES
                                  ------------------------   ------------------------
                                  YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                  ------------------------   ------------------------
                                     1996           1995          1996           1995
                                     ----           ----          ----           ----
OPERATIONS:
Net investment income..........   $2,553,696     $2,737,886     $4,425,553   $4,773,085
Net realized gain (loss) on
  investments..................      702,168        331,360      1,161,126     (945,837)
Net change in unrealized
  appreciation/depreciation of
  investments..................     (147,019)     2,085,364         36,180    5,008,458
                                 -----------    -----------     ----------   ----------
Increase in Net Assets from
Operations.....................    3,108,845      5,154,610      5,622,859    8,835,706
                                 -----------    -----------     ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A....................   (2,529,631)   (2,720,786)    (4,381,889)   (4,746,318)
    Class D....................      (24,065)      (17,100)       (43,664)      (26,767)
Net realized gain on investments:
    Class A....................     (477,820)     (491,076)            --    (1,996,017)
    Class D....................       (5,541)       (3,310)            --       (10,892)
                                 -----------   -----------     ----------    ----------
Decrease in Net Assets from
Distributions..................   (3,037,057)   (3,232,272)    (4,425,553)   (6,779,994)
                                 -----------   -----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
  shares:
   Class A.....................    2,604,871      1,490,314      3,350,809    5,616,771
   Class D.....................      354,207        221,573        411,499      157,609
Net asset value of shares issued
 in payment of dividends:
   Class A.....................    1,314,503      1,401,213      2,485,560    2,634,442
   Class D.....................       15,852         12,801         31,604       21,246
Exchanged from associated
Funds:
   Class A.....................       90,007        365,314      3,161,968    2,263,947
   Class D.....................       44,301             --        184,854      364,576
Net asset value of shares issued
 in payment of gain distribution:
   Class A.....................      311,188        321,122             --    1,604,994
   Class D.....................        2,649          3,144             --        9,747
                                 -----------    -----------     ----------   ----------
Total..........................    4,737,578      3,815,481      9,626,294   12,673,332
                                 -----------    -----------     ----------   ----------
Cost of shares repurchased:
   Class A.....................   (4,836,102)    (6,123,870)    (9,268,664) (15,940,087)
   Class D.....................     (304,921)        70,945)      (258,544)    (156,491)
Exchanged into associated Funds:
   Class A.....................     (788,552)      (814,682)    (2,173,151)  (5,149,991)
   Class D.....................      (57,294)      ( 15,500)      (116,722)      (7,500)
                                 -----------    -----------     ----------  -----------
Total..........................   (5,986,869)    (7,024,997)   (11,817,081) (21,254,069)
                                 -----------    -----------     ----------  -----------
Decrease in Net Assets
   from Capital Share
Transactions...................   (1,249,291)    (3,209,516)    (2,190,787)  (8,580,737)
                                 -----------    -----------     ----------  -----------
Increase (Decrease) in Net
Assets.........................   (1,177,503)    (1,287,178)      (993,481)  (6,525,025)

NET ASSETS:

Beginning of year..............   51,683,934     52,971,112     84,865,039   91,390,064
                                ------------   ------------   ------------ ------------
End of year.................... $ 50,506,431   $ 51,683,934   $ 83,871,558 $ 84,865,039
                                ============   ============   ============ ============


                                           OHIO SERIES             OREGON SERIES
                                  ------------------------   --------------------------
                                  YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                  ------------------------   --------------------------
                                     1996           1995          1996             1995
                                     ----           ----          ----             ----
OPERATIONS:
Net investment income..........   $8,922,203     $9,431,883     $3,107,679   $3,208,270
Net realized gain (loss) on
  investments..................    1,396,965        810,038        286,078       70,060
Net change in unrealized
  appreciation/depreciation of
  investments..................   (1,059,760)     5,388,960       (342,324)   1,780,874
                                 -----------    -----------     ----------   ----------
Increase in Net Assets from
Operations.....................    9,259,408     15,630,881      3,051,433    5,059,204
                                 -----------    -----------     ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A....................   (8,882,222)   (9,410,971)     (3,041,984)  (3,154,482)
    Class D....................      (39,981)      (20,912)        (65,695)     (53,788)
Net realized gain on investments:
    Class A....................     (794,088)   (1,594,353)        (61,975)    (140,983)
    Class D....................       (3,482)       (3,594)         (1,566)      (2,232)
                                 -----------   -----------      ----------    ---------
Decrease in Net Assets from
Distributions..................   (9,719,773)  (11,029,830)     (3,171,220)  (3,351,485)
                                 -----------   -----------      ----------   ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
  shares:
   Class A.....................    4,520,137      4,802,866      3,453,799    3,693,429
   Class D.....................      348,741        277,972        410,708      897,335
Net asset value of shares issued
 in payment of dividends:
   Class A.....................    5,490,252      5,871,637      1,922,589    1,966,334
   Class D.....................       34,422         17,037         51,715       38,946
Exchanged from associated
Funds:
   Class A.....................      939,551        787,632        554,373      884,994
   Class D.....................        4,272         28,117         21,324           --
Net asset value of shares issued
 in payment of gain distribution:
   Class A.....................      599,050      1,221,569         46,901      107,524
   Class D.....................        3,281          3,510          1,353        1,995
                                 -----------    -----------     ----------   ----------
Total..........................   11,939,706     13,010,340      6,462,762    7,590,557
                                 -----------    -----------     ----------   ----------
Cost of shares repurchased:
   Class A.....................  (16,177,726)   (15,867,883)    (7,135,242)  (6,179,880)
   Class D.....................      (24,324)       (10,683)      (304,546)    (210,837)
Exchanged into associated Funds:
   Class A.....................   (2,863,802)    (2,675,846)      (932,697)  (2,472,172)
   Class D.....................      (10,486)            --       (129,221)    (118,837)
                                 -----------    -----------     ----------  -----------
Total..........................  (19,076,338)   (18,554,412)    (8,501,706)  (8,981,726)
                                 -----------    -----------     ----------  -----------
Decrease in Net Assets
   from Capital Share
Transactions...................   (7,136,632)    (5,544,072)    (2,038,944)  (1,391,169)
                                 -----------    -----------     ----------  -----------
Increase (Decrease) in Net
Assets.........................   (7,596,997)      (943,021)    (2,158,731)     316,550

NET ASSETS:

Beginning of year..............  170,850,514    171,793,535     61,043,998   60,727,448
                                ------------   ------------   ------------ ------------
End of year.................... $163,253,517   $170,850,514   $ 58,885,267 $ 61,043,998
                                ============   ============   ============ ============

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------

                                   SOUTH CAROLINA SERIES
                                  ------------------------
                                  YEAR ENDED SEPTEMBER 30,
                                  ------------------------
                                     1996           1995
                                     ----           ----
OPERATIONS:
Net investment income..........   $5,818,944     $6,032,145
Net realized gain (loss) on
  investments..................    1,720,268        255,806
Net change in unrealized
  appreciation/depreciation of
  investments..................      (81,642)     5,014,984
                                 -----------    -----------
Increase in Net Assets from
Operations.....................    7,457,570     11,302,935
                                 -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A....................   (5,721,911)   (5,962,919)
    Class D....................      (97,033)      (69,226)
Net realized gain on investments:
    Class A....................     (253,251)     (207,068)
    Class D....................       (5,029)       (2,607)
                                 -----------   -----------
Decrease in Net Assets from
Distributions..................   (6,077,224)   (6,241,820)
                                 -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of
  shares:
   Class A.....................    7,339,428      7,883,988
   Class D.....................    1,431,442        440,392
Net asset value of shares issued
 in payment of dividends:
   Class A.....................    3,322,251      3,428,206
   Class D.....................       85,491         56,548
Exchanged from associated
Funds:
   Class A.....................      844,016      1,353,402
   Class D.....................           --         89,667
Net asset value of shares issued
 in payment of gain distribution:
   Class A.....................      195,931        162,756
   Class D.....................        4,927          2,494
                                 -----------    -----------
Total..........................   13,223,486     13,417,453
                                 -----------    -----------
Cost of shares repurchased:
   Class A.....................  (14,837,001)   (17,698,986)
   Class D.....................     (519,148)      (360,978)
Exchanged into associated Funds:
   Class A.....................   (2,478,917)    (2,826,362)
   Class D.....................      (16,928)       (78,655)
                                 -----------    -----------
Total..........................  (17,851,994)   (20,964,981)
                                 -----------    -----------
Decrease in Net Assets
   from Capital Share
Transactions...................   (4,628,508)    (7,547,528)
                                 -----------    -----------
Increase (Decrease) in Net
Assets.........................   (3,248,162)    (2,486,413)

NET ASSETS:

Beginning of year..............  114,125,089    116,611,502
                                ------------   ------------
End of year.................... $110,876,927   $114,125,089
                                ============   ============

----------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Seligman Municipal Fund Series, Inc., formerly, Seligman Tax-Exempt Fund Series, Inc., (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers two classes of shares. All shares existing prior to February 1, 1994, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSC") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each cla 3/4 Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such cla 3/4 For the year ended September 30, 1996, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund. At September 30, 1996, realized capital gains for federal tax purposes exceeded realized capital gains for financial statement purposes for the Minnesota Series by $1,439,428.

3.   Purchases  and  sales  of  portfolio   securities,   excluding   short-term
investments, for the year ended September 30, 1996, were as follows:

 SERIES                                         PURCHASES               SALES
 ------                                         ---------               -----
National                                       $35,263,857           $35,494,531
Colorado                                         6,405,600             9,330,531
Georgia                                          9,037,810            16,811,229
Louisiana                                        5,957,485            11,484,148
Maryland                                         3,512,218             3,033,100
Massachusetts                                   29,288,895            33,926,280
Michigan                                        29,300,120            32,144,653
Minnesota                                       34,276,811            34,781,821
Missouri                                         3,961,250             6,838,449
New York                                        21,560,440            24,099,490
Ohio                                            21,170,955            28,708,510
Oregon                                          17,038,668            18,193,093
South Carolina                                  23,148,520            27,825,391

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

At September 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:


                                 TOTAL               TOTAL
                              UNREALIZED          UNREALIZED
    SERIES                  APPRECIATION         DEPRECIATION
  --------                ----------------     ----------------
National                    $2,838,707           $1,397,762
Colorado                     2,370,526            1,595,885
Georgia                      1,988,118              520,245
Louisiana                    2,472,756              531,735
Maryland                     2,470,422              341,522
Massachusetts                3,579,573              884,151
Michigan                     5,702,789              120,535
Minnesota                    6,826,658              734,315
Missouri                     2,053,138              432,928
New York                     2,879,723              381,291
Ohio                         7,847,432              728,195
Oregon                       1,775,249              265,659
South Carolina               3,868,077              366,943


4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets.

Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for the sale of Class A shares:



                           DISTRIBUTOR DEALER
 SERIES                       CONCESSIONS                     COMMISSIONS
 -----                        -----------                     -----------
National                          $15,618                       $120,046
Colorado                            6,810                         50,693
Georgia                            10,864                         82,566
Louisiana                          11,649                         85,328
Maryland                           10,368                         73,461
Massachusetts                      13,360                         93,885
Michigan                           21,956                        161,994
Minnesota                          22,738                        168,882
Missouri                            7,979                         61,487
New York                           11,497                         86,499
Ohio                               20,073                        150,807
Oregon                             13,323                        100,702
South Carolina                     32,649                        237,864

The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1996, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                                ANNUALIZED
                                TOTAL FEES                  % OF AVERAGE
 SERIES                            PAID                      NET ASSETS
 -----                          ----------                   ----------
National                       $ 91,913                          .09%
Colorado                         50,124                          .10
Georgia                          51,150                          .09
Louisiana                        58,864                          .10
Maryland                         51,901                          .10
Massachusetts                   106,702                          .10
Michigan                        148,323                          .10
Minnesota                       126,825                          .10
Missouri                         49,092                          .10
New York                         72,626                          .09
Ohio                            163,554                          .10
Oregon                           57,596                          .10
South Carolina                  107,885                          .10

The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on a annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1996, fees paid equivalent to 1% per annum of the average daily net assets of Class D shares were as follows:

 SERIES                                   SERIES
 ------                                   ------
National                    $17,264      Minnesota                   $21,549
Colorado                      2,387      Missouri                      5,847
Georgia                      24,011      New York                     10,073
Louisiana                     3,922      Ohio                          9,046
Maryland                     13,674      Oregon                       15,365
Massachusetts                12,004      South Carolina               22,891
Michigan                     15,202

The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1996, such charges were as follows:

 SERIES                                   SERIES
 ------                                   ------

National                     $1,933      Minnesota                     $ 258
Georgia                         280      Missouri                      1,486
Louisiana                       131      New York                      1,810
Maryland                        370      Oregon                          192
Massachusetts                   641      South Carolina                3,624
Michigan                      1,551

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1996, Seligman Services, Inc. received commissions from sales of shares of each Series and distribution and service fees pursuant to the Plan, as follows:


                                                          DISTRIBUTION AND
 SERIES                        COMMISSIONS                SERVICE FEES
 ------                       -------------          ---------------------
National                          $1,736                       $6,257
Colorado                           4,437                        2,997
Georgia                              525                          667
Louisiana                             --                          647
Maryland                           1,251                        1,399
Massachusetts                        689                        2,555
Michigan                           1,315                        2,656
Minnesota                          1,717                        2,122
Missouri                           1,754                        3,149
New York                           2,144                        8,922
Ohio                               2,276                        2,929
Oregon                               763                          797
South Carolina                     2,229                        1,484

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

 SERIES                                   SERIES
 ------                                   ------
National                   $121,990      Minnesota                  $174,478
Colorado                     65,683      Missouri                     60,686
Georgia                      67,100      New York                     87,366
Louisiana                    68,235      Ohio                        190,504
Maryland                     73,379      Oregon                       76,118
Massachusetts               152,595      South Carolina              135,214
Michigan                    178,366

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

Fees of $46,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balances thereof at September 30, 1996, are as follows:


SERIES                                   SERIES
-----                                    -----
National                    $16,686      Minnesota                   $14,084
Colorado                     10,266      Missouri                     10,266
Georgia                       9,586      New York                     14,084
Louisiana                    11,203      Ohio                         14,084
Maryland                     11,203      Oregon                       10,083
Massachusetts                14,084      South Carolina                9,586
Michigan                     13,582

5. In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At September 30, 1996, the net loss carryforwards for the National and Colorado Series amounted to $3,212,821 and $37,933, respectively, which are available for offset against future taxable net gains, expiring in various amounts through 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders of the National and Colorado Series until net capital gains have been realized in excess of the available capital loss carryforwards.

6. The Fund has 1,300,000,000 shares of Capital Stock authorized. At September 30, 1996, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:


                                       NATIONAL SERIES                 COLORADO SERIES           GEORGIA SERIES
                                  ---------------------------   -----------------------    -------------------------
                                           YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                                          SEPTEMBER 30,               SEPTEMBER 30,              SEPTEMBER 30,
                                  ---------------------------   ------------------------   -------------------------
                                      1996            1995          1996        1995            1996         1995
                                  -------------    ----------   ------------- ----------   -------------  ----------
Sale of shares:
     Class A .....................    787,838       390,656     186,485       197,677       278,594       342,804
     Class D .....................    122,738       119,342       7,709        14,107       125,912       168,888
Shares issued in payment of
 dividends:
     Class A .....................    362,598       414,132     200,194       226,321       221,658       263,035
     Class D .....................      7,360         3,246         799           424         9,793         7,605
Exchanged from associated Funds:
     Class A .....................  3,977,611     1,396,452     197,002        73,282        36,617       169,875
     Class D .....................  1,084,989       122,280         258          --           1,004            32
Shares issued in payment of gain
 distributions:
     Class A .....................       --            --          --            --          38,308        94,017
     Class D .....................       --            --          --            --           1,739         1,780
                                    ---------     ---------    --------     ---------     ---------     ---------
Total                               6,343,134     2,446,108     592,447       511,811       713,625     1,048,036
                                    ---------     ---------    --------     ---------     ---------     ---------
Shares repurchased:
     Class A ..................... (1,709,147)   (2,610,634)   (766,043)     (997,269)   (1,294,735)   (1,363,466)
     Class D .....................    (42,115)      (14,877)       (139)       (1,468)      (53,212)      (16,580)
Exchanged into associated Funds:
     Class A ..................... (4,341,083)   (1,359,162)   (142,468)     (185,668)     (185,879)     (337,410)
     Class D .....................   (706,332)     (131,648)       --            (136)      (55,816)       (9,351)
                                    ---------     ---------    --------     ---------     ---------     ---------
Total ............................ (6,798,677)   (4,116,321)   (908,650)   (1,184,541)   (1,589,642)   (1,726,807)
                                    ---------     ---------    --------     ---------     ---------     ---------
Decrease in shares ...............   (455,543)   (1,670,213)   (316,203)     (672,730)     (876,017)     (678,771)
                                    =========     =========    ========     =========     =========     =========

================================================================================

--------------------------------------------------------------------------------

                                                     LOUISIANA SERIES            MARYLAND SERIES          MASSACHUSETTS SERIES
                                                ---------------------------- -----------------------    -------------------------
                                                        YEAR ENDED                   YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,               SEPTEMBER 30,              SEPTEMBER 30,
                                                ---------------------------- -----------------------    -------------------------
                                                     1996            1995       1996         1995           1996           1995
                                                -------------    ----------  ----------   ----------     -----------   ----------
Sale of shares:
    Class A ...................................      289,128     203,544     251,027       235,573       420,626       399,337
    Class D ...................................       11,771       8,145     187,262        46,497        84,893        80,201
Shares issued in payment of dividends:
    Class A ...................................      201,153     235,011     203,932       222,065       439,779       475,382
    Class D ...................................        1,298       2,969       5,928         1,836         4,303         4,357
Exchanged from associated Funds:
    Class A ...................................          559      32,811     138,972       174,666       598,715       643,216
    Class D ...................................         --          --          --           1,883        23,224         8,872
Shares issued in payment of gain distributions:
    Class A ...................................       38,670     104,944      21,748       101,029       142,832        51,797
    Class D ...................................          374       1,269         429           737         1,238           618
                                                  ----------    --------    --------    ----------    ----------    ----------
   Total ......................................      542,953     588,693     809,298       784,286     1,715,610     1,663,780
                                                  ----------    --------    --------    ----------    ----------    ----------
Shares repurchased:
     Class A ..................................   (1,076,395)   (660,838)   (777,341)     (892,644)   (1,532,595)   (1,900,781)
     Class D ..................................      (22,258)    (43,956)    (15,227)      (16,759)      (29,941)      (16,608)
Exchanged into associated Funds:
     Class A ..................................      (56,582)    (34,105)   (144,008)     (192,205)     (700,147)     (722,628)
     Class D ..................................         (657)       --        (1,335)      (10,109)      (17,262)     (108,292)
                                                  ----------    --------    --------    ----------    ----------    ----------
Total .........................................   (1,155,892)   (738,899)   (937,911)   (1,111,717)   (2,279,945)   (2,748,309)
                                                  ----------    --------    --------    ----------    ----------    ----------
Decrease in shares ............................     (612,939)   (150,206)   (128,613)     (327,431)     (564,335)   (1,084,529)
                                                  ==========    ========    ========    ==========    ==========    ==========


                                                      MICHIGAN SERIES             MINNESOTA SERIES            MISSOURI SERIES
                                                ---------------------------- -----------------------    -------------------------
                                                        YEAR ENDED                   YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,               SEPTEMBER 30,              SEPTEMBER 30,
                                                ---------------------------- -----------------------    -------------------------
                                                     1996            1995         1996         1995           1996           1995
                                                -------------    ----------    ----------   --------    ------------   ----------
Sale of shares:
     Class A ..................................      590,794        757,584       662,567     544,854      336,439       199,885
     Class D ..................................       75,571         69,200        45,645     111,851       45,866        28,871
Shares issued in payment of dividends:
     Class A ..................................      577,449        607,709       622,155     681,571      170,657       187,773
     Class D ..................................        5,165          3,659         9,641       8,190        2,059         1,688
Exchanged from associated Funds:
     Class A ..................................      261,523        104,833        63,682     186,606       11,737        49,003
     Class D ..................................       24,587         12,331         6,252      20,768        5,683          --
Shares issued in payment of gain distributions:
     Class A ..................................      222,433         75,509        34,629      26,068       40,153        46,811
     Class D ..................................        2,476            425           597         310          342           458
                                                  ----------    -----------   ----------- -----------   ----------    ----------
Total .........................................    1,759,998      1,631,250     1,445,168   1,580,218      612,936       514,489
                                                  ----------    -----------   ----------- -----------   ----------    ----------
Shares repurchased:
     Class A ..................................   (1,562,041)    (1,759,378)  (1,744,913)  (1,640,906)    (626,785)     (829,527)
     Class D ..................................      (43,655)       (22,079)     (65,660)     (35,960)     (40,183)       (9,384)
Exchanged into associated Funds:
     Class A ..................................     (314,340)      (293,434)    (183,451)    (308,844)    (102,871)     (108,014)
     Class D ..................................      (25,575)        (7,254)     (17,466)     (32,624)      (7,345)       (2,017)
                                                  ----------    -----------   ----------  -----------   ----------    ----------
Total .........................................   (1,945,611)    (2,082,145)  (2,011,490)  (2,018,334)    (777,184)     (948,942)
                                                  ----------    -----------   ----------  -----------   ----------    ----------
Decrease in shares ............................     (185,613)      (450,895)   (566,322)     (438,116)    (164,248)     (434,453)
                                                  ==========    ===========   ==========   ==========   ==========    ==========

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                                       NEW YORK SERIES                 OHIO SERIES               OREGON SERIES
                                                  ------------------------      -----------------------    ------------------------
                                                           YEAR ENDED                   YEAR ENDED                YEAR ENDED
                                                          SEPTEMBER 30,                SEPTEMBER 30,             SEPTEMBER 30,
                                                  ------------------------      -----------------------    ------------------------
                                                      1996         1995            1996         1995           1996           1995
                                                  ----------    ----------      ----------    ---------     ---------       -------

SALE OF SHARES:
   Class A ....................................      420,183       759,986       556,577       607,544       449,036       491,549
   Class D ....................................       51,905        20,328        42,516        35,134        53,330       119,881
    Shares issued in payment of dividends:
   Class A ....................................      311,826       346,619       676,616       742,966       250,740       263,145
   Class D ....................................        3,961         2,790         4,228         2,142         6,750         5,200
    Exchanged from associated Funds:
   Class A ....................................      396,166       307,438       115,979       100,205        72,458       117,527
   Class D ....................................       22,805        46,880           522         3,512         2,730          --
Shares issued in payment of gain distributions:
   Class A ....................................         --         233,284        73,144       166,200         6,052        15,449
   Class D ....................................         --           1,417           399           476           175           287
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total .........................................    1,206,846     1,718,742     1,469,981     1,658,179       841,271     1,013,038
                                                  ----------    ----------    ----------    ----------    ----------    ----------
    Shares repurchased:
   Class A ....................................   (1,161,173)   (2,115,969)   (1,993,888)   (2,013,198)     (932,734)     (827,019)
   Class D ....................................      (31,991)      (20,029)       (2,985)       (1,314)      (39,953)      (27,866)
    Exchanged into associated Funds:
   Class A ....................................     (273,410)     (706,020)     (354,919)     (340,747)     (122,134)     (344,772)
   Class D ....................................      (14,800)         (980)       (1,268)         --         (16,869)      (15,720)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Total .........................................   (1,481,374)   (2,842,998)   (2,353,060)   (2,355,259)   (1,111,690)   (1,215,377)
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Decrease in shares ............................     (274,528)   (1,124,256)     (883,079)     (697,080)     (270,419)     (202,339)
                                                  ==========    ==========    ==========    ==========    ==========    ==========


                                                       SOUTH CAROLINA SERIES
                                                   ----------------------------
                                                            YEAR ENDED
                                                          SEPTEMBER 30,
                                                   ----------------------------
                                                         1996          1995
                                                   -----------    ----------
 Sale of shares:
     Class A ...................................      909,638     1,022,961
     Class D ...................................      179,334        56,814
 Shares issued in payment of dividends:
     Class A ...................................      412,361       444,222
     Class D ...................................       10,618         7,314
 Exchanged from associated Funds:
     Class A ...................................      104,833       173,490
     Class D ...................................         --          12,150
 Shares issued in payment of gain distributions:
     Class A ...................................       24,100        22,923
     Class D ...................................          607           351
                                                   ----------    ----------
Total ..........................................    1,641,491     1,740,225
                                                   ----------    ----------
Shares repurchased:
     Class A ...................................   (1,840,951)   (2,310,043)
     Class D ...................................      (65,796)      (46,819)
 Exchanged into associated Funds:
     Class A ...................................     (308,319)     (376,197)
     Class D ...................................       (2,110)      (10,186)
                                                   ----------    ----------
Total ..........................................   (2,217,176)   (2,743,245)
                                                   ----------    ----------
Decrease in shares .............................     (575,685)   (1,003,020)
                                                   ==========    ==========

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Class' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

     The total return based on net asset value measures each Class' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.


                                                                              NATIONAL SERIES CLASS A
                                                                  ------------------------------------------------
PER SHARE OPERATING                                                           YEAR ENDED SEPTEMBER 30,
   PERFORMANCE:                                                   ------------------------------------------------
                                                       1996           1995           1994          1993            1992
                                                       ----           ----           ----          ----            ----
Net asset value, beginning of period .........   $      7.58    $      7.18     $      8.72     $      8.07     $      7.90
                                                 -----------    -----------     -----------     -----------     -----------
Net investment income ........................          0.40           0.40            0.41            0.45            0.48
Net realized and unrealized gain (loss) ......          0.12           0.40           (1.04)           0.78            0.20
                                                 -----------    -----------     -----------     -----------     -----------
Increase (decrease) from investment operations          0.52           0.80           (0.63)           1.23            0.68
Dividends paid or declared ...................         (0.40)         (0.40)          (0.41)          (0.45)          (0.48)
Distributions from net gain realized .........            --             --           (0.50)          (0.13)          (0.03)
                                                 -----------    -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value ...          0.12           0.40           (1.54)           0.65            0.17
                                                 -----------    -----------     -----------     -----------     -----------
Net asset value, end of period ...............   $      7.70    $      7.58     $      7.18     $      8.72     $      8.07
                                                 ===========    ===========     ===========     ===========     ===========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................          6.97%         11.48%          (7.83)%         16.00%           8.84%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............          0.80%          0.86%           0.85%           0.86%           0.77%
Net investment income to average net assets ..          5.19%          5.46%           5.30%           5.49%           6.02%
Portfolio turnover ...........................         33.99%         24.91%          24.86%          72.68%          63.99%
Net assets, end of period (000s omitted) .....   $    98,767    $   104,184     $   111,374     $   136,394     $   132,130



                                                                CLASS D
                                                    -------------------------------------
                                                    YEAR ENDED           2/1/94**
PER SHARE OPERATING                                 SEPTEMBER 30,           TO
PERFORMANCE:                                        ------------         ----------------

                                                     1996        1995          9/30/94
                                                     ----        ----          -------
Net asset value, beginning of period .........   $    7.57     $    7.18     $    8.20
                                                 ---------     ---------     ---------
Net investment income ........................        0.33          0.32          0.22
Net realized and unrealized gain (loss) ......        0.13          0.39         (1.02)
                                                 ---------     ---------     ---------
Increase (decrease) from investment operations        0.46          0.71         (0.80)
Dividends paid or declared ...................       (0.33)        (0.32)        (0.22)
Distributions from net gain realized .........          --            --            --
                                                 ---------     ---------     ---------
Net increase (decrease) in net asset value ...        0.13          0.39         (1.02)
                                                 ---------     ---------     ---------
Net asset value, end of period ...............   $    7.70     $    7.57     $    7.18
                                                 =========     =========     =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................        6.13%        10.17%        (9.96)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............        1.67%         1.95%         1.76%+
Net investment income to average net assets ..        4.27%         4.40%         4.37%+
Portfolio turnover ...........................       33.99%        24.91%        24.86%++
Net assets, end of period (000s omitted) .....   $   4,826     $   1,215     $     446


----------
See footnotes on page 59.

================================================================================
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

COLORADO SERIES
                                                                              CLASS A
                                                          ------------------------------------------------

PER SHARE OPERATING                                                   YEAR ENDED SEPTEMBER 30,
PERFORMANCE:                                              ------------------------------------------------
                                                       1996          1995            1994          1993           1992
                                                       ----          ----            ----          ----           ----
Net asset value, beginning of period .........   $     7.30     $     7.09     $     7.76     $     7.34     $     7.22
                                                 ----------     ----------     ----------     ----------     ----------
Net investment income ........................         0.37           0.38           0.37           0.39           0.42
Net realized and unrealized gain (loss) ......        (0.03)          0.21          (0.59)          0.49           0.12
                                                 ----------     ----------     ----------     ----------     ----------
Increase (decrease) from investment operations         0.34           0.59          (0.22)          0.88           0.54
Dividends paid or declared ...................        (0.37)         (0.38)         (0.37)         (0.39)         (0.42)
Distributions from net gain realized .........           --             --          (0.08)         (0.07)            --
                                                 ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value ...        (0.03)          0.21          (0.67)          0.42           0.12
                                                 ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ...............   $     7.27     $     7.30     $     7.09     $     7.76     $     7.34
                                                 ==========     ==========     ==========     ==========     ==========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         4.76%          8.56%         (2.92)%        12.54%          7.74%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         0.85%          0.93%          0.86%          0.90%          0.81%
Net investment income to average net assets ..         5.07%          5.31%          5.06%          5.21%          5.81%
Portfolio turnover ...........................        12.39%         14.70%         10.07%         14.09%         23.22%
Net assets, end of period (000s omitted) .....   $   52,295     $   54,858     $   58,197     $   67,912     $   64,900




COLORADO SERIES                                                  CLASS D
                                                    -----------------------------
                                                    YEAR ENDED            2/1/94**
PER SHARE OPERATING                                 SEPTEMBER 30,           TO
  PERFORMANCE:                                      ----------------
                                                    1996        1995    9/30/94
                                                    ----        ----     -------

Net asset value, beginning of period .........   $  7.29     $  7.09     $  7.72
                                                 -------     -------     -------
Net investment income ........................      0.31        0.30        0.20
Net realized and unrealized gain (loss) ......     (0.02)       0.20       (0.63)
                                                 -------     -------     -------
Increase (decrease) from investment operations      0.29        0.50       (0.43)
Dividends paid or declared ...................     (0.31)      (0.30)      (0.20)
Distributions from net gain realized .........        --          --          --
                                                 -------     -------     -------
Net increase (decrease) in net asset value ...     (0.02)       0.20       (0.63)
                                                 -------     -------     -------
Net asset value, end of period ...............   $  7.27     $  7.29     $  7.09
                                                 =======     =======     =======
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................      3.95%       7.26%      (5.73)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............      1.75%       2.02%       1.78%+
Net investment income to average net assets ..      4.17%       4.23%       4.05%+
Portfolio turnover ...........................     12.39%      14.70%      10.07%++
Net assets, end of period (000s omitted) .....   $   255     $   193     $    96


GEORGIA SERIES                                                                         CLASS A
PER SHARE OPERATING                                               ------------------------------------------------
  PERFORMANCE
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------

                                                        1996            1995           1994             1993            1992
                                                        ----            ----            ----            ----            ----
Net asset value, beginning of period .........    $     7.81      $     7.48      $     8.43      $     7.85      $     7.63
                                                  ----------      ----------      ----------      ----------      ----------
Net investment income* .......................          0.39            0.39            0.41            0.43            0.46
Net realized and unrealized gain (loss) ......          0.11            0.43           (0.86)           0.62            0.25
                                                  ----------      ----------      ----------      ----------      ----------
Increase (decrease) from investment operations          0.50            0.82           (0.45)           1.05            0.71
Dividends paid or declared ...................         (0.39)          (0.39)          (0.41)          (0.43)          (0.46)
Distributions from net gain realized .........         (0.05)          (0.10)          (0.09)          (0.04)          (0.03)
                                                  ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value ...          0.06            0.33           (0.95)           0.58            0.22
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...............    $     7.87      $     7.81      $     7.48      $     8.43      $     7.85
                                                  ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................          6.56%          11.66%          (5.52)%         13.96%           9.64%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets* ..............          0.83%           0.91%           0.73%           0.63%           0.47%
Net investment income to average net assets* .          4.94%           5.26%           5.21%           5.34%           5.95%
Portfolio turnover ...........................         16.24%           3.36%          19.34%          12.45%          10.24%
Net assets, end of period (000s omitted) .....    $   50,995      $   57,678      $   61,466      $   64,650      $   44,585
Without management fee waiver and expense
  reimbursement:*
Net investment income per share ..............                    $     0.39      $     0.40      $     0.40      $     0.43
Ratios:
Expenses to average net assets ...............                          0.96%           0.93%           0.93%           0.87%
Net investment income to average net assets ..                          5.21%           5.01%           5.04%           5.55%


GEORGIA SERIES                                                         CLASS D
PER SHARE OPERATING                                       -----------------------------
PERFORMANCE                                                 YEAR ENDED
                                                          SEPTEMBER 30,            2/1/94**
                                                          ----------------         TO
                                                       1996          1995          9/30/94
                                                       ----          ----          -------
Net asset value, beginning of period .........    $    7.82      $    7.49       $    8.33
                                                  ---------      ---------       ---------
Net investment income* .......................         0.32           0.32            0.22
Net realized and unrealized gain (loss) ......         0.11           0.43           (0.84)
                                                  ---------      ---------       ---------
Increase (decrease) from investment operations         0.43           0.75           (0.62)
Dividends paid or declared ...................        (0.32)         (0.32)          (0.22)
Distributions from net gain realized .........        (0.05)         (0.10)             --
                                                  ---------      ---------       ---------
Net increase (decrease) in net asset value ...         0.06           0.33           (0.84)
                                                  ---------      ---------       ---------
Net asset value, end of period ...............    $    7.88      $    7.82       $    7.49
                                                  =========      =========       =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         5.60%         10.58%          (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets* ..............         1.73%          1.90%           1.76%+
Net investment income to average net assets* .         4.03%          4.28%           4.28%+
Portfolio turnover ...........................        16.24%          3.36%          19.34%++
Net assets, end of period (000s omitted) .....    $   2,327      $   2,079       $     849
Without management fee waiver and expense
  reimbursement:*
Net investment income per share ..............                   $    0.31      $    0.21
Ratios:
Expenses to average net assets ...............                        1.95%          1.90%+
Net investment income to average net assets ..                        4.23%          4.15%+


----------
See footnotes on page 59.

================================================================================

--------------------------------------------------------------------------------

                                                                             CLASS A
LOUISIANA SERIES                                     -----------------------------------------------------------------------

PER SHARE OPERATING                                                   YEAR ENDED SEPTEMBER 30,
 PERFORMANCE:                                        -----------------------------------------------------------------------
                                                        1996            1995            1994            1993            1992
                                                        ----            ----            ----            ----            ----
Net asset value, beginning of period .........    $     8.14      $     7.94      $     8.79      $     8.38      $     8.18
                                                  ----------      ----------      ----------      ----------      ----------
Net investment income ........................          0.42            0.43            0.44            0.46            0.49
Net realized and unrealized gain (loss) ......          0.08            0.34           (0.77)           0.51            0.24
                                                  ----------      ----------      ----------      ----------      ----------
Increase (decrease) from invest.0ent operations          0.50            0.77           (0.33)           0.97            0.73
Dividends paid or declared ...................         (0.42)          (0.43)          (0.44)          (0.46)          (0.49
Distributions from net gain realized .........         (0.06)          (0.14)          (0.08)          (0.10)          (0.04
                                                  ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value ...          0.02            0.20           (0.85)           0.41            0.20
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...............    $     8.16      $     8.14      $     7.94      $     8.79      $     8.38
                                                  ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................          6.32%          10.30%          (3.83)%         12.10%           9.13%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............          0.82%           0.89%           0.87%           0.87%           0.80%
Net investment income to average net assets ..          5.15%           5.44%           5.31%           5.40%           5.89%
Portfolio turnover ...........................         10.08%           4.82%          17.16%           9.21%          25.45%
Net assets, end of period (000s omitted) .....    $   57,264      $   61,988      $   61,441      $   67,529      $   57,931



                                                                 CLASS D
                                                  ------------------------------------
                                                        YEAR ENDED           2/1/94**
PER SHARE OPERATING                                    SEPTEMBER 30,           TO
  PERFORMANCE:                                       ----------------
                                                     1996         1995       9/30/94
                                                     ----         ----       -------
Net asset value, beginning of period .........    $  8.14      $  7.94      $  8.73
                                                  -------      -------      -------
Net investment income ........................       0.35         0.35         0.24
Net realized and unrealized gain (loss) ......       0.08         0.34        (0.79)
                                                  -------      -------      -------
Increase (decrease) from investment operations       0.43         0.69        (0.55)
Dividends paid or declared ...................      (0.35)       (0.35)       (0.24)
Distributions from net gain realized .........      (0.06)       (0.14)          --
                                                  -------      -------      -------
Net increase (decrease) in net asset value ...       0.02         0.20        (0.79)
                                                  -------      -------      -------
Net asset value, end of period ...............    $  8.16      $  8.14      $  7.94
                                                  =======      =======      =======
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................       5.37%        9.17%       (6.45)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............       1.72%        1.91%        1.78%+
Net investment income to average net assets ..       4.25%        4.41%        4.33%+
Portfolio turnover ...........................      10.08%        4.82%       17.16%++
Net assets, end of period (000s omitted) .....    $   389      $   465      $   704


MARYLAND SERIES                                                                 CLASS A
                                                  --------------------------------------------------------------------------

PER SHARE OPERATING                                                     YEAR ENDED SEPTEMBER 30,
  PERFORMANCE:                                    --------------------------------------------------------------------------
                                                        1996            1995            1994            1993            1992
                                                        ----            ----            ----            ----            ----
Net asset value, beginning of period .........    $     7.96      $     7.71      $     8.64      $     8.15      $     7.94
                                                  ----------      ----------      ----------      ----------      ----------
Net investment income ........................          0.40            0.41            0.42            0.44            0.46
Net realized and unrealized gain (loss) ......          0.06            0.38           (0.76)           0.59            0.24
                                                  ----------      ----------      ----------      ----------      ----------
Increase (decrease) from investment operations          0.46            0.79           (0.34)           1.03            0.70
Dividends paid or declared ...................         (0.40)          (0.41)          (0.42)          (0.44)          (0.46)
Distributions from net gain realized .........         (0.03)          (0.13)          (0.17)          (0.10)          (0.03)
                                                  ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value ...          0.03            0.25           (0.93)           0.49            0.21
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...............    $     7.99      $     7.96      $     7.71      $     8.64      $     8.15
                                                  ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................          6.00%          10.90%          (4.08)%         13.23%           9.15%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............          0.84%           0.96%           0.92%           0.97%           0.86%
Net investment income to average net assets ..          5.05%           5.31%           5.17%           5.28%           5.76%
Portfolio turnover ...........................          5.56%           3.63%          17.68%          14.10%          29.57%
Net assets, end of period (000s omitted) .....    $   54,041      $   56,290      $   57,263      $   64,472      $   57,208


MARYLAND SERIES                                                    CLASS D
                                                  ---------------------------------------
                                                            YEAR ENDED
PER SHARE OPERATING                                       SEPTEMBER 30,          2/1/94**
  PERFORMANCE:                                    ------------------------        TO
                                                       1996           1995       9/30/94
                                                       ----           ----       -------
Net asset value, beginning of period .........    $    7.97      $    7.72    $    8.46
                                                  ---------      ---------    ---------
Net investment income ........................         0.33           0.33         0.23
Net realized and unrealized gain (loss) ......         0.05           0.38        (0.74)
                                                  ---------      ---------    ---------
Increase (decrease) from investment operations         0.38           0.71        (0.51)
Dividends paid or declared ...................        (0.33)         (0.33)       (0.23)
Distributions from net gain realized .........        (0.03)         (0.13)          --
                                                  ---------      ---------    ---------
Net increase (decrease) in net asset value ...         0.02           0.25        (0.74)
                                                  ---------      ---------    ---------
Net asset value, end of period ...............    $    7.99      $    7.97    $    7.72
                                                  =========      =========    =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         4.91%          9.75%       (6.21)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.72%          2.02%        1.80%+
Net investment income to average net assets ..         4.14%          4.27%        4.26%+
Portfolio turnover ...........................         5.56%          3.63%       17.68%++
Net assets, end of period (000s omitted) .....    $   2,047      $     630    $     424

----------
See footnotes on page 59.

================================================================================
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------


MASSACHUSETTS SERIES                                                        CLASS A
                                                   -------------------------------------------------------------------------------

PER SHARE OPERATING                                                  YEAR ENDED SEPTEMBER 30,
  PERFORMANCE:                                     ------------------------------------------------------------------------------
                                                         1996             1995             1994             1993             1992
                                                         ----             ----             ----             ----             ----

Net asset value, beginning of period .........    $      7.91      $      7.66      $      8.54      $      8.06      $      7.86
                                                  -----------      -----------      -----------      -----------      -----------
Net investment income ........................           0.41             0.42             0.44             0.47             0.49
Net realized and unrealized gain (loss) ......           0.05             0.28            (0.67)            0.55             0.24
                                                  -----------      -----------      -----------      -----------      -----------
Increase (decrease) from investment operations           0.46             0.70            (0.23)            1.02             0.73
Dividends paid or declared ...................          (0.41)           (0.42)           (0.44)           (0.47)           (0.49)
Distributions from net gain realized .........          (0.11)           (0.03)           (0.21)           (0.07)           (0.04)
                                                  -----------      -----------      -----------      -----------      -----------
Net increase (decrease) in net asset value ...          (0.06)            0.25            (0.88)            0.48             0.20
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, end of period ...............    $      7.85      $      7.91      $      7.66      $      8.54      $      8.06
                                                  ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................           5.97%            9.58%           (2.94)%          13.18%            9.75%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............           0.80%            0.86%            0.85%            0.88%            0.77%
Net investment income to average net assets ..           5.24%            5.51%            5.46%            5.65%            6.27%
Portfolio turnover ...........................          26.30%           16.68%           12.44%           20.66%           27.92%
Net assets, end of period (000s omitted) .....    $   109,872      $   115,711      $   120,149      $   139,504      $   128,334



MASSACHUSETTS SERIES                                                CLASS D
                                                  -------------------------------------
                                                          YEAR ENDED
PER SHARE OPERATING                                      SEPTEMBER 30,           2/1/94**
  PERFORMANCE:                                    ------------------------       TO
                                                       1996           1995       9/30/94
                                                  ---------      ---------     ---------
Net asset value, beginning of period .........    $    7.90      $    7.66     $    8.33
                                                  ---------      ---------     ---------
Net investment income ........................         0.34           0.34          0.24
Net realized and unrealized gain (loss) ......         0.05           0.27         (0.67)
                                                  ---------      ---------     ---------
Increase (decrease) from investment operations         0.39           0.61         (0.43)
Dividends paid or declared ...................        (0.34)         (0.34)        (0.24)
Distributions from net gain realized .........        (0.11)         (0.03)           --
                                                  ---------      ---------     ---------
Net increase (decrease) in net asset value ...        (0.06)          0.24         (0.67)
                                                  ---------      ---------     ---------
Net asset value, end of period ...............    $    7.84      $    7.90     $    7.66
                                                  =========      =========     =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         5.01%          8.33%        (5.34)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.70%          1.95%         1.78%+
Net investment income to average net assets ..         4.32%          4.47%         4.52%+
Portfolio turnover ...........................        26.30%         16.68%        12.44%++
Net assets, end of period (000s omitted) .....    $   1,405      $     809     $   1,099


MICHIGAN SERIES                                                             CLASS A
                                                 ----------------------------------------------------------------------------------

PER SHARE OPERATING                                          YEAR ENDED SEPTEMBER 30,
    PERFORMANCE:                                  ---------------------------------------------------------------------------------
                                                         1996             1995             1994             1993             1992
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of period .........    $      8.54      $      8.28      $      9.08      $      8.68      $      8.38
                                                  -----------      -----------      -----------      -----------      -----------
Net investment income ........................           0.45             0.46             0.46             0.47             0.50
Net realized and unrealized gain (loss) ......           0.06             0.30            (0.71)            0.59             0.35
                                                  -----------      -----------      -----------      -----------      -----------
Increase (decrease) from investment operations           0.51             0.76            (0.25)            1.06             0.85
Dividends paid or declared ...................          (0.45)           (0.46)           (0.46)           (0.47)           (0.50)
Distributions from net gain realized .........          (0.14)           (0.04)           (0.09)           (0.19)           (0.05)
                                                  -----------      -----------      -----------      -----------      -----------
Net increase (decrease) in net asset value ...          (0.08)            0.26            (0.80)            0.40             0.30
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, end of period ...............    $      8.46      $      8.54      $      8.28      $      9.08      $      8.68
                                                  ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................           6.16%            9.56%           (2.90)%          12.97%           10.55%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............           0.78%            0.87%            0.84%            0.83%            0.76%
Net investment income to average net assets ..           5.29%            5.50%            5.32%            5.41%            5.93%
Portfolio turnover ...........................          19.62%           20.48%           10.06%            6.33%           32.12%
Net assets, end of period (000s omitted) .....    $   148,178      $   151,589      $   151,095      $   164,638      $   144,524



MICHIGAN SERIES                                                     CLASS D
                                                   ---------------------------------------
                                                         YEAR ENDED
PER SHARE OPERATING                                     SEPTEMBER 30,            2/1/94**
    PERFORMANCE:                                  ------------------------       TO
                                                       1996           1995       9/30/94
                                                  ---------      ---------      ---------
Net asset value, beginning of period .........    $    8.54      $    8.28      $    9.01
                                                  ---------      ---------      ---------
Net investment income ........................         0.37           0.37           0.25
Net realized and unrealized gain (loss) ......         0.05           0.30          (0.73)
                                                  ---------      ---------      ---------
Increase (decrease) from investment operations         0.42           0.67          (0.48)
Dividends paid or declared ...................        (0.37)         (0.37)         (0.25)
Distributions from net gain realized .........        (0.14)         (0.04)            --
                                                  ---------      ---------      ---------
Net increase (decrease) in net asset value ...        (0.09)          0.26          (0.73)
                                                  ---------      ---------      ---------
Net asset value, end of period ...............    $    8.45      $    8.54      $    8.28
                                                  =========      =========      =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         5.09%          8.36%         (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.68%          2.01%          1.75%+
Net investment income to average net assets ..         4.39%          4.40%          4.40%+
Portfolio turnover ...........................        19.62%         20.48%         10.06%++
Net assets, end of period (000s omitted) .....    $   1,486      $   1,172      $     671

----------
See footnotes on page 59.

================================================================================

--------------------------------------------------------------------------------

MINNESOTA SERIES                                                                       CLASS A
                                                  -------------------------------------------------------------------------------

PER SHARE OPERATING                                                              YEAR ENDED SEPTEMBER 30,
     PERFORMANCE:                                 -------------------------------------------------------------------------------
                                                         1996             1995             1994             1993             1992
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of period .........    $      7.82      $      7.72      $      8.28      $      7.89      $      7.81
                                                  -----------      -----------      -----------      -----------      -----------
Net investment income ........................           0.42             0.45             0.45             0.47             0.49
Net realized and unrealized gain (loss) ......          (0.12)            0.11            (0.44)            0.51             0.09
                                                  -----------      -----------      -----------      -----------      -----------
Increase (decrease) from investment operations           0.30             0.56             0.01             0.98             0.58
Dividends paid or declared ...................          (0.42)           (0.45)           (0.45)           (0.47)           (0.49)
Distributions from net gain realized .........          (0.02)           (0.01)           (0.12)           (0.12)           (0.01)
                                                  -----------      -----------      -----------      -----------      -----------
Net increase (decrease) in net asset value ...          (0.14)            0.10            (0.56)            0.39             0.08
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, end of period ...............    $      7.68      $      7.82      $      7.72      $      8.28      $      7.89
                                                  ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................           3.99%            7.61%            0.12%           13.06%            7.71%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............           0.81%            0.87%            0.85%            0.90%            0.80%
Net investment income to average net assets ..           5.47%            5.89%            5.70%            5.89%            6.29%
Portfolio turnover ...........................          26.89%            5.57%            3.30%            5.73%           12.08%
Net assets, end of period (000s omitted) .....    $   126,173      $   132,716      $   134,990      $   144,600      $   151,922

MINNESOTA SERIES                                                    CLASS D
                                                   ---------------------------------------
                                                          YEAR ENDED
PER SHARE OPERATING                                      SEPTEMBER 30,           2/1/94**
 PERFORMANCE:                                      -----------------------       TO
                                                       1996           1995       9/30/94
                                                  ---------      ---------      ---------
Net asset value, beginning of period .........    $    7.82      $    7.73      $    8.22
                                                  ---------      ---------      ---------
Net investment income ........................         0.35           0.38           0.25
Net realized and unrealized gain (loss) ......        (0.12)          0.10          (0.49)
                                                  ---------      ---------      ---------
Increase (decrease) from investment operations         0.23           0.48          (0.24)
Dividends paid or declared ...................        (0.35)         (0.38)         (0.25)
Distributions from net gain realized .........        (0.02)         (0.01)            --
                                                  ---------      ---------      ---------
Net increase (decrease) in net asset value ...        (0.14)          0.09          (0.49)
                                                  ---------      ---------      ---------
Net asset value, end of period ...............    $    7.68      $    7.82      $    7.73
                                                  =========      =========      =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         3.06%          6.45%         (3.08)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.71%          1.85%          1.74%+
Net investment income to average net assets ..         4.57%          4.92%          4.68%+
Portfolio turnover ...........................        26.89%          5.57%          3.30%++
Net assets, end of period (000s omitted) .....    $   2,036      $   2,237      $   1,649

MISSOURI SERIES                                                                   CLASS A
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING                                                           YEAR ENDED SEPTEMBER 30,
   PERFORMANCE:                                   --------------------------------------------------------------------------
                                                        1996            1995            1994            1993            1992
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of period .........    $     7.70      $     7.41      $     8.31      $     7.80      $     7.72
                                                  ----------      ----------      ----------      ----------      ----------
Net investment income* .......................          0.39            0.40            0.40            0.42            0.44
Net realized and unrealized gain (loss) ......          0.08            0.36           (0.79)           0.57            0.15
                                                  ----------      ----------      ----------      ----------      ----------
Increase (decrease) from investment operations          0.47            0.76           (0.39)           0.99            0.59
Dividends paid or declared ...................         (0.39)          (0.40)          (0.40)          (0.42)          (0.44)
Distributions from net gain realized .........         (0.07)          (0.07)          (0.11)          (0.06)          (0.07)
                                                  ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value ...          0.01            0.29           (0.90)           0.51            0.08
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...............    $     7.71      $     7.70      $     7.41      $     8.31      $     7.80
                                                  ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................          6.27%          10.67%          (4.85)%         13.17%           7.87%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets* ..............          0.86%           0.88%           0.74%           0.71%           0.83%
Net investment income to average net assets* .          5.03%           5.31%           5.18%           5.29%           5.71%
Portfolio turnover ...........................          8.04%           3.88%          14.33%          17.03%          18.80%
Net assets, end of period (000s omitted) .....    $   49,941      $   51,169      $   52,621      $   56,861      $   49,459
Without management fee waiver and expense
  reimbursement:*
Net investment income per share ..............                    $     0.39      $     0.39      $     0.41
Ratios:
Expenses to average net assets ...............                          0.93%           0.88%           0.91%
Net investment income to average net assets ..                          5.26%           5.04%           5.09%


MISSOURI SERIES                                                      CLASS D
                                                   ------------------------------------
                                                            YEAR ENDED
PER SHARE OPERATING                                       SEPTEMBER 30,        2/1/94**
  PERFORMANCE:                                    ----------------------       TO
                                                      1996          1995       9/30/94
                                                  --------      --------       --------
Net asset value, beginning of period .........    $  7.70      $  7.41       $  8.20
                                                  -------      -------       -------
Net investment income* .......................       0.32         0.32          0.22
Net realized and unrealized gain (loss) ......       0.09         0.36         (0.79)
                                                  -------      -------       -------
Increase (decrease) from investment operations       0.41         0.68         (0.57)
Dividends paid or declared ...................      (0.32)       (0.32)        (0.22)
Distributions from net gain realized .........      (0.07)       (0.07)           --
                                                  -------      -------       -------
Net increase (decrease) in net asset value ...       0.02         0.29         (0.79)
                                                  -------      -------       -------
Net asset value, end of period ...............    $  7.72      $  7.70       $  7.41
                                                  =======      =======       =======
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................       5.46%        9.49%        (7.16)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets* ..............       1.76%        1.98%         1.70%+
Net investment income to average net assets* .       4.13%        4.23%         4.27%+
Portfolio turnover ...........................       8.04%        3.88%        14.33%++
Net assets, end of period (000s omitted) .....    $   565      $   515       $   350
Without management fee waiver and expense
  reimbursement:*
Net investment income per share ..............                 $  0.32      $  0.22
Ratios:
Expenses to average net assets ...............                    2.03%        1.80%+
Net investment income to average net assets ..                    4.18%        4.17%+

                                       57

================================================================================
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

NEW YORK SERIES                                                                CLASS A
                                                  ----------------------------------------------------------------------------
PER SHARE OPERATING                                                    YEAR ENDED SEPTEMBER 30,
  PERFORMANCE:                                    ----------------------------------------------------------------------------
                                                         1996            1995            1994            1993             1992
                                                  -----------     -----------     -----------     -----------      -----------
Net asset value, beginning of period .........    $      7.86     $      7.67     $      8.75     $      8.13      $      7.94
                                                  -----------     -----------     -----------     -----------      -----------
Net investment income ........................           0.42            0.42            0.43            0.45             0.49
Net realized and unrealized gain (loss) ......           0.12            0.36           (0.88)           0.74             0.26
                                                  -----------     -----------     -----------     -----------      -----------
Increase (decrease) from investment operations           0.54            0.78           (0.45)           1.19             0.75
Dividends paid or declared ...................          (0.42)          (0.42)          (0.43)          (0.45)           (0.49)
Distributions from net gain realized .........             --           (0.17)          (0.20)          (0.12)           (0.07)
                                                  -----------     -----------     -----------     -----------      -----------
Net increase (decrease) in net asset value ...           0.12            0.19           (1.08)           0.62             0.19
                                                  -----------     -----------     -----------     -----------      -----------
Net asset value, end of period ...............    $      7.98     $      7.86     $      7.67     $      8.75      $      8.13
                                                  ===========     ===========     ===========     ===========      ===========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................           6.97%          10.93%          (5.37)%         15.26%            9.80%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............           0.77%           0.88%           0.87%           0.94%            0.79%
Net investment income to average net assets ..           5.24%           5.52%           5.31%           5.37%            6.09%
Portfolio turnover ...........................          25.88%          34.05%          28.19%          27.90%           42.90%
Net assets, end of period (000s omitted) .....    $    82,719     $    83,980     $    90,914     $   104,685      $    92,681

NEW YORK SERIES                                                             CLASS D
                                                  -------------------------------------
                                                          YEAR ENDED
PER SHARE OPERATING                                       SEPTEMBER 30,          2/1/94**
  PERFORMANCE:                                    ------------------------        TO
                                                       1996           1995       9/30/94
                                                  ---------      ---------     ---------
Net asset value, beginning of period .........    $    7.87      $    7.67     $    8.55
                                                  ---------      ---------     ---------
Net investment income ........................         0.34           0.34          0.23
Net realized and unrealized gain (loss) ......         0.11           0.37         (0.88)
                                                  ---------      ---------     ---------
Increase (decrease) from investment operations         0.45           0.71         (0.65)
Dividends paid or declared ...................        (0.34)         (0.34)        (0.23)
Distributions from net gain realized .........           --          (0.17)           --
                                                  ---------      ---------     ---------
Net increase (decrease) in net asset value ...         0.11           0.20         (0.88)
                                                  ---------      ---------     ---------
Net asset value, end of period ...............    $    7.98      $    7.87     $    7.67
                                                  =========      =========     =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         5.86%          9.87%        (7.73)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.68%          1.96%         1.81%+
Net investment income to average net assets ..         4.33%          4.42%         4.39%+
Portfolio turnover ...........................        25.88%         34.05%        28.19%++
Net assets, end of period (000s omitted) .....    $   1,152      $     885     $     476



OHIO SERIES                                                                 CLASS A
                                                   ------------------------------------------------------------------------------

PER SHARE OPERATING                                                    YEAR ENDED SEPTEMBER 30,
  PERFORMANCE:                                    -------------------------------------------------------------------------------
                                                         1996             1995             1994             1993             1992
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of period .........    $      8.11      $      7.90      $      8.77      $      8.28      $      8.06
                                                  -----------      -----------      -----------      -----------      -----------
Net investment income ........................           0.43             0.44             0.44             0.46             0.49
Net realized and unrealized gain (loss) ......           0.02             0.28            (0.70)            0.56             0.26
                                                  -----------      -----------      -----------      -----------      -----------
Increase (decrease) from investment operations           0.45             0.72            (0.26)            1.02             0.75
Dividends paid or declared ...................          (0.43)           (0.44)           (0.44)           (0.46)           (0.49)
Distributions from net gain realized .........          (0.04)           (0.07)           (0.17)           (0.07)           (0.04)
                                                  -----------      -----------      -----------      -----------      -----------
Net increase (decrease) in net asset value ...          (0.02)            0.21            (0.87)            0.49             0.22
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, end of period ...............    $      8.09      $      8.11      $      7.90      $      8.77      $      8.28
                                                  ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................           5.68%            9.59%           (3.08)%          12.81%            9.68%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............           0.77%            0.84%            0.84%            0.85%            0.75%
Net investment income to average net assets ..           5.32%            5.56%            5.34%            5.44%            6.02%
Portfolio turnover ...........................          12.90%            2.96%            9.37%           30.68%            7.15%
Net assets, end of period (000s omitted) .....    $   162,243      $   170,191      $   171,469      $   190,083      $   170,427



OHIO SERIES                                                     CLASS D
                                                   --------------------------------------
                                                            YEAR ENDED
PER SHARE OPERATING                                       SEPTEMBER 30,          2/1/94**
  PERFORMANCE:                                    ---------------------------    TO
                                                       1996           1995       9/30/94
                                                  ---------      ---------     ---------
Net asset value, beginning of period .........    $    8.15      $    7.92     $    8.61
                                                  ---------      ---------     ---------
Net investment income ........................         0.36           0.36          0.24
Net realized and unrealized gain (loss) ......         0.02           0.30         (0.69)
                                                  ---------      ---------     ---------
Increase (decrease) from investment operations         0.38           0.66         (0.45)
Dividends paid or declared ...................        (0.36)         (0.36)        (0.24)
Distributions from net gain realized .........        (0.04)         (0.07)           --
                                                  ---------      ---------     ---------
Net increase (decrease) in net asset value ...        (0.02)          0.23         (0.69)
                                                  ---------      ---------     ---------
Net asset value, end of period ...............    $    8.13      $    8.15     $    7.92
                                                  =========      =========     =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         4.74%          8.67%        (5.36)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.67%          1.93%         1.78%+
Net investment income to average net assets ..         4.42%          4.48%         4.41%+
Portfolio turnover ...........................        12.90%          2.96%         9.37%++
Net assets, end of period (000s omitted) .....    $   1,011      $     660     $     324

----------
See footnotes on page 59.

================================================================================

--------------------------------------------------------------------------------

OREGON SERIES                                                                 CLASS A
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING                                               YEAR ENDED SEPTEMBER 30,
  PERFORMANCE:                                    --------------------------------------------------------------------------
                                                        1996            1995            1994            1993            1992
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of period .........    $     7.66      $     7.43      $     8.08      $     7.60      $     7.42
                                                  ----------      ----------      ----------      ----------      ----------
Net investment income* .......................          0.40            0.40            0.40            0.42            0.42
Net realized and unrealized gain (loss) ......            --            0.25           (0.59)           0.48            0.18
                                                  ----------      ----------      ----------      ----------      ----------
Increase (decrease) from investment operations          0.40            0.65           (0.19)           0.90            0.60
Dividends paid or declared ...................         (0.40)          (0.40)          (0.40)          (0.42)          (0.42)
Distributions from net gain realized .........         (0.01)          (0.02)          (0.06)             --              --
                                                  ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value ...         (0.01)           0.23           (0.65)           0.48            0.18
                                                  ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...............    $     7.65      $     7.66      $     7.43      $     8.08      $     7.60
                                                  ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................          5.27%           9.05%          (2.38)%         12.21%           8.35%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets* ..............          0.86%           0.86%           0.78%           0.78%           0.68%
Net investment income to average net assets* .          5.18%           5.40%           5.20%           5.35%           5.63%
Portfolio turnover ...........................         28.65%           2.47%           9.43%           8.08%           0.21%
Net assets, end of period (000s omitted) .....    $   57,345      $   59,549      $   59,884      $   62,095      $   48,797
Without management fee waiver and
  expense reimbursement:*
Net investment income per share ..............                    $     0.40      $     0.39      $     0.41      $     0.42
Ratios:
  Expenses to average net assets .............                          0.91%           0.89%           0.93%           0.83%
  Net investment income to average net assets                           5.35%           5.09%           5.20%           5.48%



OREGON SERIES                                                        CLASS D
                                                  ----------------------------------------
                                                         YEAR ENDED
PER SHARE OPERATING                                      SEPTEMBER 30,            2/1/94**
  PERFORMANCE:                                    -------------------------       TO
                                                       1996           1995        9/30/94
                                                  ---------      ---------       ---------
Net asset value, beginning of period .........    $    7.65      $    7.43       $    8.02
                                                  ---------      ---------       ---------
Net investment income* .......................         0.33           0.33            0.22
Net realized and unrealized gain (loss) ......           --           0.24           (0.59)
                                                  ---------      ---------       ---------
Increase (decrease) from investment operations         0.33           0.57           (0.37)
Dividends paid or declared ...................        (0.33)         (0.33)          (0.22)
Distributions from net gain realized .........        (0.01)         (0.02)             --
                                                  ---------      ---------       ---------
Net increase (decrease) in net asset value ...        (0.01)          0.22           (0.59)
                                                  ---------      ---------       ---------
Net asset value, end of period ...............    $    7.64      $    7.65       $    7.43
                                                  =========      =========       =========
TOTAL RETURN BASED
  ON NET ASSET VALUE: ........................         4.33%          7.86%          (4.76)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets* ..............         1.76%          1.83%           1.72%+
Net investment income to average net assets* .         4.28%          4.41%           4.32%+
Portfolio turnover ...........................        28.65%          2.47%           9.43%++
Net assets, end of period (000s omitted) .....    $   1,540      $   1,495       $     843
Without management fee waiver and
  expense reimbursement:*
Net investment income per share ..............                   $    0.33      $    0.22
Ratios:
  Expenses to average net assets .............                        1.88%          1.82%+
  Net investment income to average net assets                         4.36%          4.22%+


SOUTH CAROLINA SERIES                                                     CLASS A
                                                  --------------------------------------------------------------------------------

PER SHARE OPERATING                                              YEAR ENDED SEPTEMBER 30,
  PERFORMANCE:                                    --------------------------------------------------------------------------------
                                                         1996             1995             1994             1993             1992
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of period .........    $      7.97      $      7.61      $      8.52      $      8.00      $      7.71
                                                  -----------      -----------      -----------      -----------      -----------
Net investment income ........................           0.41             0.41             0.41             0.43             0.45
Net realized and unrealized gain (loss) ......           0.12             0.37            (0.79)            0.54             0.31
                                                  -----------      -----------      -----------      -----------      -----------
Increase (decrease) from investment operations           0.53             0.78            (0.38)            0.97             0.76
Dividends paid or declared ...................          (0.41)           (0.41)           (0.41)           (0.43)           (0.45)
Distributions from net gain realized .........          (0.02)           (0.01)           (0.12)           (0.02)           (0.02)
                                                  -----------      -----------      -----------      -----------      -----------
Net increase (decrease) in net asset value ...           0.10             0.36            (0.91)            0.52             0.29
                                                  -----------      -----------      -----------      -----------      -----------
Net asset value, end of period ...............    $      8.07      $      7.97      $      7.61      $      8.52      $      8.00
                                                  ===========      ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON
  NET ASSET VALUE: ...........................           6.82%           10.69%           (4.61)%          12.52%           10.08%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............           0.80%            0.88%            0.83%            0.85%            0.81%
Net investment income to average net assets ..           5.15%            5.38%            5.12%            5.19%            5.71%
Portfolio turnover ...........................          20.66%            4.13%            1.81%           17.69%            3.37%
Net assets, end of period (000s omitted) .....    $   108,163      $   112,421      $   115,133      $   120,589      $    82,882

SOUTH CAROLINA SERIES                                             CLASS D
                                                  --------------------------------------
                                                           YEAR ENDED
PER SHARE OPERATING                                     SEPTEMBER 30,            2/1/94**
  PERFORMANCE:                                    ------------------------       TO
                                                       1996           1995        9/30/94
                                                  ---------      ---------      ---------
Net asset value, beginning of period .........    $    7.97      $    7.61      $    8.42
                                                  ---------      ---------      ---------
Net investment income ........................         0.34           0.34           0.22
Net realized and unrealized gain (loss) ......         0.11           0.37          (0.81)
                                                  ---------      ---------      ---------
Increase (decrease) from investment operations         0.45           0.71          (0.59)
Dividends paid or declared ...................        (0.34)         (0.34)         (0.22)
Distributions from net gain realized .........        (0.02)         (0.01)            --
                                                  ---------      ---------      ---------
Net increase (decrease) in net asset value ...         0.09           0.36          (0.81)
                                                  ---------      ---------      ---------
Net asset value, end of period ...............    $    8.06      $    7.97      $    7.61
                                                  =========      =========      =========
TOTAL RETURN BASED ON
  NET ASSET VALUE: ...........................         5.73%          9.63%         (7.14)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...............         1.70%          1.85%          1.74%+
Net investment income to average net assets ..         4.25%          4.40%          4.29%+
Portfolio turnover ...........................        20.66%          4.13%          1.81%++
Net assets, end of period (000s omitted) .....    $   2,714      $   1,704      $   1,478

----------
* During the periods stated, the Manager at its discretion, waived all or portions of its fees for the Georgia, Missouri, and Oregon Series.
**   Commencement of offering of Class D shares.
+    Annualized
++   For the year ended September 30, 1994.

See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina Series of Seligman Municipal Fund Series, Inc. (formerly Seligman Tax-Exempt Fund Series, Inc.) as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Municipal Fund Series, Inc. as of September 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/DELOITTE & TOUCHE LLP
New York, New York
October 30, 1996

================================================================================
PROXY RESULTS
--------------------------------------------------------------------------------
Seligman Municipal Fund Series, Inc. Shareholders voted on the following proposals at the Special Meeting of Shareholders held on September 30, 1996, in New York, NY. Each Director was elected, and all other proposals were approved. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
                          FOR      WITHHELD
                          ---      ---------

Fred E. Brown         85,846,451   2,140,661
John R. Galvin        85,851,675   2,135,437
Alice S. Ilchman      85,818,039   2,169,073
Frank A. McPherson    85,831,415   2,155,697
John E. Merow         85,937,945   2,049,167
Betsy S. Michel       85,974,898   2,012,214
William C. Morris     85,968,753   2,018,359
James C. Pitney       85,895,550   2,091,562
James Q. Riordan      85,913,398   2,073,714
Ronald T. Schroeder   85,962,440   2,024,672
Robert L. Shafer      85,878,304   2,108,808
James N. Whitson      85,947,104   2,040,008
Brian T. Zino         85,976,353   2,010,759

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS:

FOR                  AGAINST                   ABSTAIN               NON-VOTE
---                  -------                   -------               ---------
83,599,827           570,927                 3,816,358                   n/a

APPROVAL TO PERMIT ANY PORTION OF INVESTMENTS IN SECURITIES SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX:

SERIES               FOR      AGAINST     ABSTAIN   NON-VOTE
---------------   ---------   -------   ---------   -------
 National         6,660,927   419,838     577,103   171,544
 Colorado         3,015,391   283,717     415,886   152,733
 Georgia          3,947,344   188,085     337,558   103,516
 Louisiana        3,581,306   507,762     312,014   104,266
 Maryland         3,310,346   367,134     282,861   117,675
 Massachusetts    6,572,489   614,584     533,388   586,521
 Michigan         7,889,523   718,166   1,005,536   570,903
 Minnesota        6,885,355   753,334     741,214   310,607
 Missouri         2,980,511   300,450     204,955    54,336
 New York         4,635,959   432,369     364,351   347,030
 Ohio             9,844,272   878,590     870,677   623,238
 Oregon           3,956,882   448,353     537,848   132,156
 South Carolina   8,145,526   425,295     634,086   131,602

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR AND CONSULTANT,
    J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law
    and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD AND PRESIDENT,
    J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
  J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE,
  Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
    Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------
Member:   1 Executive Committee
          2 Audit Committee
          3 Director Nominating Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450        SHAREHOLDER
                      SERVICES
(800) 622-4597        24-HOUR AUTOMATED TELEPHONE ACCESS SERVICE

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)  Financial Statements:


Part A- Financial Highlights for Class A shares for the ten years ended September 30, 1996 or from commencements of operations to September 30, 1996. Financial Highlights for Class D shares for the period February 1, 1994 (commencement of operations) to September 30, 1996.

Part B - Required Financial Statements for each series of the Fund are included in the Fund's Annual Report to shareholders, dated September 30, 1996, which is incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolios of Investments as of September 30, 1996; Statements of Assets and Liabilities as of September 30, 1996; Statements of Operations for the year ended September 30, 1996; Statements of Changes in Net Assets for the years ended September 30, 1996 and September 30, 1995; Notes to Financial Statements; Financial Highlights for the five years ended September 30, 1996 for the Fund's Class A shares and for the period February 1, 1994 (commencement of operations) to September 30, 1996 for the Fund's Class D shares; Report of Independent Auditors.


     (b) Exhibits: All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are attached hereto.7


(1)  Amended and Restated Articles of Incorporation of Registrant.*

(2)  Amended and Restated By-Laws of the Registrant.*

(3)  Not applicable.


(4)  Copy of Specimen certificate of Capital Stock for Class D Shares.*


(5) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated.*

(6)     Distributing   Agreement  between   Registrant  and  Seligman  Financial
        Services, Inc.*

(6a)    Sales Agreement between Dealers and Seligman Financial Services, Inc.*

(7)     Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated.*

(7a)    Deferred Compensation Plan for Directors of Seligman Group of Funds.*

(8)     Custodian  Agreement  between  Registrant and Investors  Fiduciary Trust
        Company.*

(9)     Not applicable.

(10)    Opinion and Consent of Counsel.*

(11)    Consent of Independent Auditors.*

(11a)   Opinion and Consent of Colorado Counsel.*

(11b)   Opinion and Consent of Georgia Counsel.*

(11c)   Opinion and Consent of Louisiana Counsel.*

(11d)   Opinion and Consent of Maryland Counsel.*

(11e)   Opinion and Consent of Massachusetts Counsel.*

(11f)   Opinion and Consent of Michigan Counsel.*

(11g)   Opinion and Consent of Minnesota Counsel.*

(11h)   Opinion and Consent of Missouri Counsel.*

(11i)   Opinion and Consent of New York Counsel.*

(11j)   Opinion and Consent of Ohio Counsel.*

(11k)   Opinion and Consent of Oregon Counsel.*

(11l)   Opinion and Consent of South Carolina Counsel.*

(12)    Not applicable.

(13) Purchase Agreement for Initial Capital for Class D shares.*


(14) Copy of amended Individual Retirement Account Trust and Related Documents. (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14a)Copy of amended Comprehensive Retirement Plans for Money Purchase and/or Prototype Profit Sharing Plan. (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14b)Copy of amended Basic Business  Retirement  Plans for Money Purchase and/or
     Profit  Sharing   Plans.   (Incorporated   by  reference  to   Registrant's
     Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14c)Copy  of  amended  403(b)(7)  Custodial  Account  Plan.   (Incorporated  by
     reference to Seligman New Jersey Municipal Fund, Inc. Pre-Effective Amendment No. 1 filed on January 11, 1988.)

(14d)Copy of amended Simplified Employee Pension Plan (SEP). (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14e)Copy of the amended J. & W. Seligman & Co. Incorporated (SARSEP) Salary Reduction and Other Elective Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement (Under Section 408(k) of the Internal Revenue Code). (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)


(15) Amended Administration, Shareholder Services and Distribution Plan and form of Agreement of the Registrant.*

(16) Schedule  for  computation  of  tax  equivalent   yield  and  schedule  for
     computation  of  each  performance   quotation   provided  in  Registration
     Statement in response to Item 22.*

(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940.*


Item 25.  Persons Controlled by or Under Common Control with Registrant - None.


Item 26. Number of Holders of Securities - As of January 10, 1997, the number of record holders of each Series' Class A and Class D shares of the Registrant was as follows:

                                                Class A              Class D
           Title of Series                  Record Holders       Record Holders
           ---------------                  --------------       --------------
   National Municipal Series                    2,412                 52
   Colorado Municipal Series                    1,514                 11
   Georgia Municipal Series                     1,194                 70
   Louisiana Municipal Series                     970                  7
   Maryland Municipal Series                    1,543                 58
   Massachusetts Municipal Series               2,577                 34
   Michigan Municipal Series                    3,659                 58
   Minnesota Municipal Series                   4,137                 69
   Missouri Municipal Series                    1,475                 34
   New York Municipal Series                    1,651                 31
   Ohio Municipal Series                        3,951                 36
   Oregon Municipal Series                      1,635                 68
   South Carolina Municipal Series              2,280                 71

Item 27.  Indemnification


          Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to this Post-Effective Amendment No. 30 to the Registration Statement.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser

          J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to sixteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman
          Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation.

Item 28 The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-5798) on August 7, 1996.

Item 29.  Principal Underwriters

     (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund, Inc.
          Seligman Income Fund, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.

     (b)  Name  of  each   director,   officer  or  partner  of  each  principal
          underwriter named in response to Item 21.


                                               Seligman Financial Services, Inc.
                                                    As of December 31, 1996
                                                --------------------------------

                 (1)                                         (2)                                             (3)
         Name and Principal                         Positions and Offices                          Positions and Offices
          Business Address                            with Underwriter                                 with Registrant
          ----------------                            ----------------                             ------------------
         William C. Morris*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         Brian T. Zino*                                Director                                    President and Trustee
         Ronald T. Schroeder*                          Director                                    Trustee
         Fred E. Brown*                                Director                                    Trustee
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    None
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President                                   None
         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President

         Ed Lynch*                                     Senior Vice President, Director             None
                                                       of Marketing

         Mark R. Gordon*                               Senior Vice President, Director             None
                                                       of Marketing
         Gerald I. Cetrulo, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444
         Bradley W. Larson                             Senior Vice President of Sales              None
         367 Bryan Drive
         Danville, CA  94526
         D. Ian Valentine                              Senior Vice President of Sales              None
         307 Braehead Drive
         Fredericksburg, VA  22401
         Bradley F. Hanson                             Senior Vice President of Sales,             None
         9707 Xylon Court                              Regional Sales Manager
         Bloomington, MN  55438

         Karen J. Bullot*                              Vice President, Retirement Plans            None

         John Carl*                                    Vice President, Marketing                   None
         Marsha E. Jacoby*                             Vice President, National Accounts           None
                                                       Manager
         William W. Johnson*                           Vice President, Order Desk                  None
         Helen Simon*                                  Vice President, Sales                       None
                                                       Administration Manager
         James R. Besher                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         Bradford C. Davis                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033

         Christopher J. Derry                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road

         Alvaton, KY  42122
         Jonathan G. Evans                             Regional Vice President                     None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         David L. Gardner                              Regional Vice President                     None
         2504 Clublake Trail
         McKinney, TX  75070

                                               Seligman Financial Services, Inc.
                                                    As of December 31, 1996

                 (1)                                         (2)                                             (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ------------------                         ---------------------                        ----------------------
         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         Susan R. Gutterud                             Regional Vice President                     None
         820 Humboldt, #6
         Denver, CO  80218
         Mark Lien                                     Regional Vice President                     None
         5904 Mimosa
         Sedalia, MO  65301
         Randy D. Lierman                              Regional Vice President                     None
         2627 R.D. Mize Road
         Independence, MO  64057
         Judith L. Lyon                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         David L. Meyncke                              Regional Vice President                     None
         4718 Orange Grove Way
         Palm Harbor, FL  34684
         Melinda A. Nawn                               Regional Vice President                     None
         5850 Squire Hill Court
         Cincinnati, OH  45241

         Tim O'Connell                                 Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128
         Juliana Perkins                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320

         Robert H. Ruhm                                Regional Vice President                     None
         167 Derby Street
         Melrose, MA  02176
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Bruce M. Tuckey                               Regional Vice President                     None
         41644 Chathman Drive
         Novi, MI  48375
         Andrew S. Veasey                              Regional Vice President                     None
         14 Woodside
         Rumson, NJ  07760
         Kelli A. Wirth-Dumser                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215

         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None

         Jeffrey S. Dean*                              Assistant Vice President,                   None
                                                       Annuity Product Manager
         Sandra Floris*                                Assistant Vice President, Order Desk        None
         Keith Landry*                                 Assistant Vice President, Order Desk        None
         Frank P. Marino*                              Assistant Vice President, Mutual
                                                       Fund Product Manager                        None



                                               Seligman Financial Services, Inc.
                                                    As of December 31, 1996


                 (1)                                         (2)                                             (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ------------------                         ---------------------                        ----------------------

         Joseph M. McGill*                             Assistant Vice President and                None
                                                       Compliance Officer
         Joyce Peress*                                 Assistant Secretary                         None


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c)  Not Applicable.

Item 30.  Location of Accounts and Records

         Custodian:        Investors Fiduciary Trust Company
                           127 West 10th Street
                           Kansas City, MO  64105 and

                           Seligman Municipal Fund Series, Inc.
                           100 Park Avenue
                           New York, NY  10017


PART C.  OTHER INFORMATION (continued)


Item 31. Management Services - Seligman Data Corp. ("SDC"), the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the fiscal years ended September 30, 1996, 1995 and 1994, the approximate cost of these services for each Series was:

                                                 1996         1995         1994
                                                 ----         ----         ----
National Municipal Series                      $13,300      $14,000      $14,897
Colorado Municipal Series                        7,900        8,600        9,357
Georgia Municipal Series                         6,900        7,300        7,353
Louisiana Municipal Series                       5,100        5,500        5,747
Maryland Municipal Series                        8,200        8,600        8,886
Massachusetts Municipal Series                  13,900       14,800       15,890
Michigan Municipal Series                       18,900       19,800       20,445
Minnesota Municipal Series                      21,800       23,200       26,293
Missouri Municipal Series                        7,900        8,300        8,621
New York Municipal Series                        8,700        9,400       10,094
Ohio Municipal Series                           20,600       21,700       22,932
Oregon Municipal Series                          8,900        9,500        9,719
South Carolina Municipal Series                 12,800       13,900       14,362


Item 32. Undertakings - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 30 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 1997.


                                           SELIGMAN MUNICIPAL FUND SERIES, INC.

                                           By: /s/ William C. Morris
                                               --------------------------------
                                                   William C. Morris, Chairman*


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 30 has been signed below by the following persons in the capacities indicated on January 28, 1997.

           Signature                          Title
           ---------                          -----

/s/ William C. Morris                         Chairman of the Board (Principal
---------------------------                     executive officer) and Director
William C. Morris*

/s/Brian T. Zino                              President and Director
---------------------------
Brian T. Zino

/s/ Thomas G. Rose                            Treasurer (Principal financial and
---------------------------                    accounting officer)
Thomas G. Rose

Fred E. Brown, Director                  )
Alice S. Ilchman, Director               )
John E. Merow, Director                  )   /s/ Brian T. Zino
Betsy S. Michel, Director                )   ---------------------------------
James C. Pitney, Director                )   *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director               )
Robert L. Shafer, Director               )
James N. Whitson, Director               )
Brian T. Zino, Director                  )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 30 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

24(b)(1)       Amended and Restated Articles of Incorporation of Registrant

24(b)(2)       Amended and Restated By-Laws of Registrant

24(b)(5) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated

24(b)(6) Distributing Agreement between Registrant and Seligman Financial Services, Inc.

24(b)(6)(a)    Amended Sales Agreement between Seligman Financial Services, Inc.
               and Dealer

24(b)(7)       Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated

24(b)(7)(a)    Deferred  Compensation  Plan for  Directors of Seligman  Group of
               Funds

24(b)(8) Custodian Agreement between Registrant and Investors Fiduciary Trust Company

24(b)(10)      Opinion and Consent of Counsel

24(b)(11)      Consent of Independent Auditors

24(b)(11)(a)   Opinion and Consent of Colorado Counsel.*

24(b)(11)(b)   Opinion and Consent of Georgia Counsel.*

24(b)(11)(c)   Opinion and Consent of Louisiana Counsel.*

24(b)(11)(d)   Opinion and Consent of Georgia Counsel.*

24(b)(11)(e)   Opinion and Consent of Massachusetts Counsel.*

24(b)(11)(f)   Opinion and Consent of Michigan Counsel.*

24(b)(11)(g)   Opinion and Consent of Minnesota Counsel.*

24(b)(11)(h)   Opinion and Consent of Missouri Counsel.*

24(b)(11)(i)   Opinion and Consent of New York Counsel.*

24(b)(11)(j)   Opinion and Consent of Ohio Counsel.*

24(b)(11)(k)   Opinion and Consent of Oregon Counsel.*

24(b)(11)(l)   Opinion and Consent of South Carolina Counsel.*

24(b)(13)      Purchase Agreement for Initial Capital for Class D Shares

24(b)(15)      Amended  Administration,  Shareholder  Services and  Distribution
               Plan and form of Agreement of the Registrant

24(b)(16)      Performance Data Computation Schedules

24(b)(17)      Financial Data Schedules

24(b)(18)      Multiclass Plan